UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05514

Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

                                         Wilmington International Fund (“International Fund”)

                                         Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

                                         Wilmington Real Asset Fund (“Real Asset Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the International Fund, Global Alpha Equities Fund, and Real Asset Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2021, through April 30, 2022. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively) have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

It was another historic year headlined by the first land war in Europe since World War II, the highest inflation level in the U.S. in 40 years, and heighted concerns of a recession on the horizon. Countries across the world battled the Delta and Omicron waves of COVID-19 while also transitioning to an endemic phase of the pandemic. The term “transitory inflation” was coined by the Federal Reserve (the “Fed”) to describe the idea of inflation levels being temporarily boosted by the reopening of the economy. Inflation proved to be more than transitory as readings accelerated 8.5% in March and 8.3% in April 2022 (headline Consumer Price Index (“CPI”), year over year). The period was also marked by a tight labor market and The Great Resignation. Workers with large savings voluntarily exited the workforce in droves. Companies countered by bumping wages and benefits to attract and retain workers.

As COVID-19 concerns waned, consumers--flush with cash—began to spend on in-person dining, entertainment, and travel. Although eager to spend, households found goods unavailable or more expensive due to supply-chain issues that ranged from labor shortages to port backlogs. Throughout the year, the overall labor market remained strong as jobless claims fell to pandemic lows and job openings approached record levels. The unemployment rate continued its descent to 5.9% in June and down further to 3.8% in March of 2022. To help curb inflation, the Federal Open Market Committee (FOMC) raised interest rates in March 2022 by 25 basis points1, or 0.25%. The number and size of rate hikes priced into the market increased dramatically between December 2021 and April 2022 as Fed officials pivoted toward a more hawkish stance. In March 2022, the Fed ended its monthly bond purchases and announced a plan, beginning in June 2022, to reduce the size of its $9 trillion balance sheet via maturities of Treasuries and mortgage-backed securities. U.S. real Gross Domestic Product (“GDP”) grew by 5.9% in 2021 but contracted by 1.4% in March 2022 as inventories and net exports dragged on growth.

Economic activity outside the U.S. varied amid waves of the Delta and Omicron variants of COVID-19. The major story of the year, however, was Russia’s invasion into Ukraine in February 2022. The U.S. and EU were quick to condemn the invasion and enacted rounds of sanctions aimed to debilitate the Russian economy. Sanctions attempted to cut Russia out of international trade, apply pressure to its largest companies, and target a host of oligarchs. The eurozone, which remained heavily reliant on Russian energy, searched for alternative suppliers while it continued to import costly Russian energy. The war slowed eurozone industrial production, which fell 1.8% month over month in March 2022. German industrial production was hit particularly hard, declining 3.9% month over month in March. In the face of slowing economic activity and rising inflation, consumer sentiment slumped to near historic levels.

The virus remained a persistent threat for many developing economies, where vaccination campaigns and vaccine quality broadly lagged the developed world. In April 2022, China faced its largest COVID-19 wave yet. Officials in Shanghai locked down the city of around 25 million people. Mobility restrictions persisted as citizens were unable to leave their homes, except for mandatory COVID tests. Roadblocks slowed the arrival of food and supplies into the city. Economic activity in Shanghai and other major cities across China slowed to a crawl, further fraying the fragile supply chain. Officials in China are targeting 2022 GDP growth of 5.5%, which has been undermined by the enforcement of their zero-tolerance COVID-19 policies.

Bond markets

Fixed income performance was weak over the past year as spreads initially compressed and then expanded decisively across taxable and tax-exempt credit. Inflationary concerns and a hawkish Fed led to a surge in the U.S. 10-year Treasury yield in January–April 2022 to as high as 3.1%. A major headline from the year was shape of the yield curve, which inverted briefly in early April of 2022. Historically, all past recessions have been preceded by an inverted yield curve. Price losses rippled throughout the bond market as the fiscal year ended. The Bloomberg Aggregate Index ended the fiscal year with one of the worst quarters on record. Shorter maturity bonds tended to hold up better than long-duration assets. Overall, there were heavy outflows from the bond market due largely to high inflation and increased risks from the war in Ukraine.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

ii

For the 12-month period May 1, 2021 to April 30, 2022, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]

-7.35%	-8.51%	-10.13%	-7.88%	-5.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

For the first seven months of the fiscal year, U.S. large-cap equities recorded strong performance. The S&P 500 hit a new all-time high in January 2022. Since then, U.S. equities have sold off significantly, dropping 12.9% as volatility escalated. High inflation and concerns around the Fed’s ability to engineer a soft landing led to increasingly bearish sentiment. Growth names, especially the tech heavy NASDAQ-100 and FAANG stocks, were hit particularly hard as higher interest rates put pressure on more highly valued stocks. U.S. small-cap stocks also suffered, given increased sensitivity to economic growth and a lesser ability to pass along higher costs to consumers. Headlines out of Ukraine and China added to the choppy market conditions and have increased the difficulty for the Fed in navigating the economy away from a recession.

Emerging markets fared poorly during the year as many regions struggled with outbreaks of COVID-19 and increased food (mainly wheat and corn) and energy costs. Chinese equities, which comprise 30% of the MSCI Emerging Markets Index, were weighed down due to a mixture of COVID-19 lockdowns, regulatory headwinds, and an unstable housing market. Valuations across emerging markets remain cheap. For international developed equities, energy policy is a key risk, particularly for Europe. The price of Brent Crude reached $128/barrel in early March 2022 and the price of natural gas increased 147% during the year, posing significant headwinds to consumers. In the long term, less globalization, fragile supply chains, and heightened geopolitical tensions could weigh on growth for years to come.

For the 12-month period May 1, 2021 to April 30, 2022, certain stock market indices performed as follows:

S&P 500® Index[8]	Russel 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

0.21%	-16.87%	-8.15%	-18.33%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Uncertainty in the outlook remains high, but our long-term focus and commitment to our clients keeps us grounded. Like a seasoned pilot during heavy turbulence, it is at times of great volatility in particular that our experience in turbulent markets helps us to remain calm. Through markets bull or bear, and economies boom or bust, our economics-led investment process has and will continue to heavily inform our route. To sidestep challenges as well as capitalize on opportunities, we comprehensively analyze monetary and policy developments, myriad other economic forces in motion, potential impacts of the continuing geopolitical turmoil, and how we believe the current trends are likely to unfold. We remain resolute that a deep understanding of and insights into the factors that have brought us to where we are today—as well as both vigilance and patience—will usher us onward and upward.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 13, 2022

April 30, 2022 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington International Fund (the “Fund”) had a total return of -16.31%* for Class A and -16.10%* for Class I, versus its benchmark, the MSCI – All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US)** which had a total return of -10.31%.

It should be noted that a small portion of underperformance was due to fair valuation on the last trading day of the fiscal year. Market returns were adjusted slightly downward on Friday afternoon, April 29th, to reflect U.S. market movements taking place after foreign exchanges had already closed.

The Fund’s fiscal-year performance was dominated by the first four months of 2022. The Fund’s January-April 2022 absolute return (for Class I) was -16.72%, slightly worse than the -16.10% for the entire fiscal year. As for excess return, the Fund underperformed by 5.34% in the first four months of 2022, again about the same as the 5.79% for the entire fiscal year.

Focusing on the first four months of 2022, several unfavorable macro factors drove the Fund’s negative absolute performance. The greatest impact arose from Russian President Vladimir Putin’s invasion of Ukraine. But this event merely compounded the impacts of other factors, including supply chain problems, rising inflation and interest rates, China’s lockdown of Shanghai and other cities, and fears of global recession.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -20.92%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 49 country indices comprising 22 developed and 27 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2022 (unaudited) / ANNUAL REPORT

WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of Wilmington International Fund from April 30, 2012 to April 30, 2022, compared to the MSCI ACWI ex-US Net Index2.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -20.92%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	-20.92%	2.42%	3.59%

Class I^	-16.10%	3.75%	4.33%

MSCI ACWI ex-US Net Index[2]	-10.31%	4.94%	5.04%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.50% and 1.12%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.00% and 0.87%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2022 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of -1.97%* for Class A and -1.63%* for Class I, versus its benchmark, the HFRX Equity Hedge Fund Index**, which had a total return of 3.91%.

During the fiscal year ended April 30, 2022, the Fund had slightly negative returns and underperformed its benchmark but captured roughly 30% of the MSCI-All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) *** losses, outperforming what would be expected given the Fund’s target beta of 0.4.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen by Wellington’s Fundamental Factor Team, which also runs a long factor overlay sleeve and hedges the portfolio with equity index futures.

For the year, the long only equity strategies outperformed Global Equities as represented by the MSCI ACWI ex-US. From an underlying strategy perspective, five Portfolio Managers (“PM”) outperformed the MSCI ACWI ex US, while four underperformed. The top performer was the Fund’s quality manager, while the poorest performer was the China focused manager, which is unsurprising as China dramatically underperformed on a combination of China government corporate initiatives and statements, their harsh restrictive Covid response, and also potential delisting of US traded securities on non-compliance with SEC mandated auditing standards. The PM is included in the portfolio, not as a bet on China outperformance but rather to ensure that the Fund is not underweight China (which remains an engine of global growth) as well as belief in the ability to generate excess return.

The Fund uses short equity index futures positions to reduce the Fund’s net long exposure to the global equity market as well as manage overweights and underweights that arise from the Fund’s long exposure. Equity index futures performance was beneficial, underperforming long book exposure and the MSCI ACWI ex-US contributing positively as the contract prices fell. As the Fund holds short positions, fall in prices leads to gains for the Fund.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -7.38%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Fund Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

***

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 49 country indices comprising 22 developed and 27 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

Beta is a measure of a portfolio’s sensitivity to market movements, or systematic risk. The larger the Beta, the more volatile the historical performance. Beta compares the portfolio’s excess return over the risk free rate, typically represented by the return of 3-month Treasury Bills, to the benchmark’s excess return over the risk free rate. A Beta of 0.85 indicates that the portfolio performed 15% worse than the market’s excess return during up markets and 15% better during down markets.

A long position is the buying of a stock, commodity, or currency with the expectation that it will rise in value in the future.

Equity Index Futures are derivatives instruments that give investors exposure to price movements on an underlying index.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the

April 30, 2022 (unaudited) / ANNUAL REPORT

Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and Collateralized Mortgage Obligations (“CMO”). Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

ANNUAL REPORT / April 30, 2022 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Global Alpha Equities Fund from April 30, 2012 to April 30, 2022 compared to the HFRX Equity Hedge Fund Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $100,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -7.38%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	-7.38%	2.11%	2.09%

Class I^	-1.63%	3.53%	2.95%

HFRX Equity Hedge Fund Index[2]	3.91%	4.15%	3.49%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.31% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.81% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2022 (unaudited) / ANNUAL REPORT

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington Real Asset Fund (the “Fund”) had a total return of 16.34%* for Class A and 16.66%* for Class I, versus its benchmark, the S&P Developed Property Index**, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (“Bloomberg Barclays U.S. TIPS Index”)***, the Bloomberg Commodity Index****, and the Real Asset Blended Index, which had total returns of 2.18%, 0.75%, 43.53% and 16.41%, respectively.

The Blended Index is a mix of 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index, and 25% Bloomberg U.S. TIPS Index. During the year, the Fund (Class I Shares) slightly outperformed the blended index. Asset allocation contributed, as the Fund was helped by its underweight to Treasury Inflation Protected Securities (“TIPS”) and overweight to Commodities/Other Real Assets, while an overweight to Real Estate detracted. Selection and interaction detracted, particularly within commodities/other real assets.

U.S. inflation-linked bonds (“ILB”) markets posted muted returns for the fiscal year as inflation and inflation expectations were offset by increasing yields. During the year, the Consumer Price Index (“CPI”) hit 8.5%, a level not seen for 40 years. Inflation expectations rose across the curve, concentrated in the near term as 2-year expectations nearly reached 5% before falling as the Federal Reserve (the “Fed”) became increasingly outspoken about tightening and equity markets started to fall. While gains were muted, ILBs outperformed nominals by 900 basis points (“bps”) as the Fed’s expected path or rate increases and tightening led to selloffs. The Fund ILB exposure performed largely in line with the ILB benchmark.

Global real estate securities, as measured by the S&P Developed Property Index, were up 2% for the fiscal year, outperforming broad equities. U.S. real estate outperformed international, and especially outperformed emerging markets, with China in particular experiencing poor relative performance. Selection was slightly negative as the Fund had some exposure to emerging markets real estate.

Commodities gained nearly 44% during the fiscal year. During the initial part of the fiscal year (the latter half of calendar year 2021), Commodities continued the post Covid rebound along with other risk assets and performance for most contracts, in particular industrial metals, and energy, was strong. During the latter half of the fiscal year (early part of calendar year 2022), demand remained strong and supply tight and price increases, particularly in energy and agriculture, were turbocharged by the outbreak of war between Russia and Ukraine, two of the world’s top commodity producers. The Fund was overweight commodities throughout the year, but selection and interaction was negative due to the underperformance of commodity related equities and also curve positioning and collateral performance within futures based strategies.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was 9.92%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

***

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

****

Bloomberg Commodity Index is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

ANNUAL REPORT / April 30, 2022 (unaudited)

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Real Asset Fund from April 30, 2012 to April 30, 2022 compared to the S&P Developed Property Index2, the Bloomberg Barclays U.S. TIPS Index2, the Bloomberg Commodity Index2, and the Real Asset Blended Index3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $100,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was 9.92%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	9.92%	6.50%	3.83%

Class I^	16.66%	7.98%	4.68%

Bloomberg Barclays U.S. TIPS Index[2]	0.75%	3.88%	2.27%

S&P Developed Property Index[2]	2.18%	5.31%	6.52%

Bloomberg Commodity Index[2]	43.53%	10.22%	-0.26%

Real Asset Blended Index[3]	16.41%	7.66%	5.36%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.46% and 1.08%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.96% and 0.83%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg Barclays U.S. TIPS Index, S&P Developed Property Index and the Bloomberg Commodity Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

[3]

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index and 25% Bloomberg Barclays U.S. TIPS Index.

April 30, 2022 (unaudited) / ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 to April 30, 2022.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2022.

	Beginning Account Value 11/01/21	Ending Account Value 4/30/22	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
WILMINGTON INTERNATIONAL FUND
Actual
Class A	$1,000.00	$ 828.45	$4.99	1.10%
Class I	$1,000.00	$ 828.73	$3.85	0.85%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,019.34	$5.51	1.10%
Class I	$1,000.00	$1,020.58	$4.26	0.85%
WILMINGTON GLOBAL ALPHA EQUITIES FUND
Actual
Class A	$1,000.00	$ 965.04	$7.26	1.49%
Class I	$1,000.00	$ 966.20	$6.05	1.24%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,017.41	$7.45	1.49%
Class I	$1,000.00	$1,018.65	$6.21	1.24%
WILMINGTON REAL ASSET FUND
Actual
Class A	$1,000.00	$1,056.34	$4.54	0.89%
Class I	$1,000.00	$1,057.68	$3.27	0.64%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,020.38	$4.46	0.89%
Class I	$1,000.00	$1,021.62	$3.21	0.64%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Funds invest.

ANNUAL REPORT / April 30, 2022 (unaudited)

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2022, the Fund’s sector classifications and country allocations were as follows:

Percentage of Total Net Assets
Common Stocks
Industrials	14.3%
Financials	13.4%
Information Technology	12.5%
Consumer Discretionary	10.3%
Health Care	9.7%
Materials	7.1%
Communication Services	5.7%
Consumer Staples	5.1%
Real Estate	2.5%
Energy	2.3%
Utilities	2.0%
Investment Companies	7.2%
Equity-Linked Warrants	1.3%
Preferred Stocks	0.6%
Cash Equivalents(1)	4.8%
Cash Collateral Invested for Securities on Loan(2)	10.8%
Other Assets and Liabilities – Net(3)	(9.6)%

TOTAL	100.0%

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	18.0%
United Kingdom	8.3%
France	7.2%
China	6.2%
Switzerland	6.1%
Germany	4.3%
Sweden	3.9%
Netherlands	3.8%
Taiwan	3.5%
Australia	3.3%
Denmark	3.0%
South Korea	2.8%
Hong Kong	2.5%
Spain	2.1%
United States	2.1%
Italy	1.8%
Belgium	1.1%
All other countries less than 1.0%	4.9%
Investment Companies	7.2%
Equity-Linked Warrants	1.3%
Preferred Stocks	0.6%
Cash Equivalents(1)	4.8%
Cash Collateral Invested for Securities on Loan(2)	10.8%
Other Assets and Liabilities – Net(3)	(9.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS¢

April 30, 2022

Description	Number of Shares	Value

COMMON STOCKS – 84.9%

AUSTRALIA – 3.3%
Australia & New Zealand Banking Group Ltd.	164,613	$3,132,452
BHP Group Ltd.	136,360	4,556,528
Cochlear Ltd.	13,569	2,185,524
CSL Ltd.	20,008	3,818,532
Incitec Pivot Ltd.	1,065,059	2,872,487
Rio Tinto Ltd.	31,579	2,498,022
Rio Tinto PLC	19,996	1,412,841

TOTAL AUSTRALIA		$20,476,386

AUSTRIA – 0.1%
Mondi PLC#	13,030	244,781

Description	Number of Shares	Value
OMV AG	7,984	$408,123

TOTAL AUSTRIA		$652,904

BELGIUM – 1.1%
Ageas SA	13,420	642,168
Anheuser-Busch InBev SA	5,720	329,126
Groupe Bruxelles Lambert SA	1,540	145,315
KBC Group NV	3,820	259,882
Lotus Bakeries NV	219	1,246,018
Montea NV	11,323	1,351,912
Proximus SADP#	9,550	166,918
UCB SA	15,200	1,727,825

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington International Fund (continued)

Description	Number of Shares	Value
Xior Student Housing NV	21,861	$1,167,733

TOTAL BELGIUM		$7,036,897

BRAZIL – 0.1%
Yara International ASA	6,080	309,157

BULGARIA – 0.0%**
Petrol AD*,(1)	2,384	—

CHINA – 6.2%
Alibaba Group Holding Ltd.*	70,128	855,400
Alibaba Group Holding Ltd., ADR*	26,886	2,610,362
Baozun, Inc., Class A*,#	397,000	998,628
Budweiser Brewing Co. APAC Ltd.	702,200	1,747,212
China Mengniu Dairy Co. Ltd.*	332,000	1,791,811
China Pacific Insurance Group Co. Ltd., Class H	774,600	1,717,268
China Petroleum & Chemical Corp., Class H	5,284,000	2,586,371
China Resources Land Ltd.	388,000	1,732,891
China Resources Medical Holdings Co. Ltd.	21,000	11,653
Great Wall Motor Co. Ltd., Class H	927,000	1,298,196
Haitian International Holdings Ltd.	695,000	1,710,693
Hollysys Automation Technologies Ltd.	91,280	1,405,712
Huazhu Group Ltd., ADR	59,093	1,786,972
Hutchmed China Ltd., ADR*	90,280	1,362,325
JD.com, Inc., Class A*	98,741	3,078,602
Meituan, Class B*	66,600	1,426,999
NetEase, Inc., ADR	10,428	994,101
Shenzhou International Group Holdings Ltd.	126,800	1,720,545
Tencent Holdings Ltd.	129,600	6,107,385
Wuxi Biologics Cayman, Inc.*	185,000	1,365,451
Yum China Holdings, Inc.	24,103	1,007,505
Yum China Holdings, Inc.	17,800	736,835

TOTAL CHINA		$38,052,917

DENMARK – 3.0%
Ambu A/S, Class B#	86,381	1,136,986
AP Moller – Maersk A/S, Class B	250	723,557
Carlsberg AS, Class B	4,530	575,461
Chr Hansen Holding A/S	7,904	615,798
Coloplast A/S, Class B	20,766	2,797,776
DSV A/S	31,867	5,224,650
Netcompany Group A/S*	17,120	952,082
Novo Nordisk A/S, Class B	57,564	6,575,322
Tryg A/S	6,240	148,369

TOTAL DENMARK		$18,750,001

FINLAND – 0.3%
Elisa OYJ	4,630	271,417
Kesko OYJ, Class B	13,366	336,509
Nokia OYJ*	58,410	296,143
Nordea Bank Abp	43,460	433,300
Sampo OYJ, Class A	2,590	125,764
TietoEVRY OYJ	11,260	282,482
Valmet OYJ	5,654	151,418

TOTAL FINLAND		$1,897,033

FRANCE – 7.2%
Amundi SA	3,760	226,089

Description	Number of Shares	Value
AXA SA#	109,968	$2,909,208
BNP Paribas SA	24,394	1,264,863
Bouygues SA#	12,794	439,899
Carrefour SA	17,030	361,165
Credit Agricole SA	31,043	335,204
Dassault Systemes SE	65,112	2,879,537
Edenred	25,911	1,301,306
Engie SA	24,266	286,350
Esker SA	5,359	902,690
EssilorLuxottica SA	1,010	171,950
Eurazeo SE	16,360	1,257,088
Eutelsat Communications SA	18,950	210,599
Faurecia SE#	27,579	599,512
ID Logistics Group*	5,643	1,797,101
Kering SA	200	106,414
Legrand SA	21,726	1,925,232
L’Oreal SA#	8,527	3,102,208
LVMH Moet Hennessy Louis Vuitton SE#	9,195	5,950,409
Neoen SA*,#	30,613	1,223,164
Orange SA	206,410	2,457,392
Pernod Ricard SA	3,110	641,855
Publicis Groupe SA	12,340	740,853
Sanofi#	33,545	3,545,536
Sartorius Stedim Biotech	3,298	1,079,201
Societe BIC SA	2,440	145,593
Societe Generale SA	26,183	629,283
Somfy SA	5,644	752,277
Technip Energies NV*	119,646	1,453,919
TotalEnergies SE	35,113	1,724,153
Veolia Environnement SA	16,530	482,289
Vinci SA#	20,430	1,982,402
Virbac SA	3,640	1,469,640

TOTAL FRANCE		$44,354,381

GERMANY – 4.3%
adidas AG	13,972	2,817,582
Aroundtown SA	69,640	350,187
BASF SE	9,730	512,411
Bayer AG	37,840	2,492,560
Bayerische Motoren Werke AG	11,088	905,510
Bertrandt AG	17,736	823,954
Covestro AG	2,959	127,401
Daimler Truck Holding AG*	7,437	200,016
Deutsche Post AG	20,930	894,182
Deutsche Telekom AG	56,226	1,035,748
E.ON SE	65,410	680,719
Evonik Industries AG	1,780	46,558
Evotec SE*	35,500	864,370
Freenet AG	10,532	291,402
Hannover Rueck SE	2,270	352,828
Hypoport SE*	1,776	490,982
Infineon Technologies AG	127,326	3,613,922
LEG Immobilien SE	3,700	379,363
Mercedes-Benz Group AG*	14,875	1,038,293
Muenchener Rueckversicherungs AG	1,100	261,955
Nemetschek SE	13,406	1,063,825
New Work SE	4,140	705,193

ANNUAL REPORT / April 30, 2022

11	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value
Rheinmetall AG	3,320	$748,408
SAP SE	27,837	2,821,169
Siemens AG	7,200	885,276
Telefonica Deutschland Holding AG	63,340	190,497
Vonovia SE	5,429	216,297
Zalando SE*	45,956	1,808,196

TOTAL GERMANY		$26,618,804

HONG KONG – 2.5%
AIA Group Ltd.	549,400	5,397,174
ASM Pacific Technology Ltd.	150,400	1,515,699
Hong Kong Exchanges & Clearing Ltd.	37,300	1,582,228
Johnson Electric Holdings Ltd.	822,436	933,895
Swire Properties Ltd.	832,000	1,993,935
Techtronic Industries Co. Ltd.	295,500	3,944,365

TOTAL HONG KONG		$15,367,296

INDIA – 0.8%
HDFC Bank Ltd., ADR	90,629	5,003,627

IRELAND – 0.9%
CRH PLC	13,490	533,191
Kerry Group PLC, Class A	11,258	1,242,486
Kingspan Group PLC	35,437	3,298,726
Smurfit Kappa Group PLC	5,370	226,914

TOTAL IRELAND		$5,301,317

ITALY – 1.8%
A2A SpA	111,240	190,060
Amplifon SpA	14,291	570,137
Assicurazioni Generali SpA#	117,507	2,224,771
Enel SpA	175,319	1,140,081
Eni SpA	43,285	605,072
ERG SpA	9,695	334,048
FinecoBank Banca Fineco SpA	112,360	1,561,957
Intesa Sanpaolo SpA	226,978	462,517
Iren SpA	45,190	116,813
Mediobanca Banca di Credito Finanziario SpA	22,380	224,311
Moncler SpA	2,110	109,918
Prysmian SpA	34,329	1,116,547
Salvatore Ferragamo SpA*,#	60,036	1,043,464
Technoprobe SpA*	89,883	637,584
Unipol Gruppo SpA	41,260	224,975
UnipolSai Assicurazioni SpA	123,950	348,651

TOTAL ITALY		$10,910,906

JAPAN – 18.0%
ABC-Mart, Inc.	4,500	186,615
AEON Financial Service Co. Ltd.	148,800	1,367,978
AGC, Inc.	40,100	1,503,326
Air Water, Inc.#	153,800	2,041,373
Amada Co. Ltd.	65,200	506,276
Amano Corp.	35,700	687,268
Anritsu Corp.#	51,900	652,617
Aruhi Corp.#	75,100	578,004
Asahi Group Holdings Ltd.	26,600	1,002,630
BIPROGY Inc	53,200	1,344,097
Central Japan Railway Co.	10,500	1,321,794
Chubu Electric Power Co., Inc.	84,900	857,071

Description	Number of Shares	Value
Dai-ichi Life Holdings, Inc.	65,100	$1,303,564
Daikin Industries Ltd.	5,100	779,370
Daiseki Co. Ltd.	58,020	2,086,758
Denso Corp.	10,900	664,303
East Japan Railway Co.	15,800	823,919
ENEOS Holdings, Inc.#	577,400	2,031,649
Fuji Electric Co. Ltd.	43,800	1,920,662
FUJIFILM Holdings Corp.	10,200	560,707
Furukawa Electric Co. Ltd.	16,800	272,817
Hitachi Ltd.	71,400	3,386,250
Honda Motor Co. Ltd.	116,000	3,051,212
Ichikoh Industries Ltd.	207,300	599,203
IHI Corp.	42,500	963,678
ITOCHU Corp.	78,300	2,363,171
Iwatani Corp.	14,900	592,823
J Front Retailing Co. Ltd.	233,100	1,746,765
JAC Recruitment Co. Ltd.	65,200	917,665
JAFCO Group Co. Ltd.	92,300	1,112,783
Japan Airlines Co. Ltd.*	51,800	855,191
JGC Holdings Corp.	67,700	766,106
JSP Corp.	29,100	336,317
Kamigumi Co. Ltd.	83,400	1,416,041
Kaneka Corp.	19,400	519,097
KH Neochem Co. Ltd.	67,100	1,269,346
Kintetsu World Express, Inc.	36,500	869,522
Komatsu Ltd.	60,500	1,361,642
Kumagai Gumi Co. Ltd.	33,800	705,368
Kura Sushi, Inc.#	52,600	1,302,565
Kureha Corp.	14,400	1,081,881
Life Corp.	60,200	1,373,275
Mabuchi Motor Co. Ltd.	58,300	1,557,105
Mirait Holdings Corp.	74,000	1,037,009
Mitsubishi Chemical Holdings Corp.	96,800	590,252
Mitsubishi Corp.	70,500	2,367,074
Mitsubishi Electric Corp.	50,000	523,715
Mitsubishi Gas Chemical Co., Inc.	57,600	841,131
Mitsubishi UFJ Financial Group, Inc.	416,700	2,422,434
Mitsui Fudosan Co. Ltd.	71,400	1,513,234
Mitsui Mining & Smelting Co. Ltd.	4,900	123,900
Murata Manufacturing Co. Ltd.	19,700	1,174,268
NEC Networks & System Integration Corp.	179,600	2,550,183
Nexon Co. Ltd.	30,700	699,073
Nihon Kohden Corp.	40,100	962,646
Nintendo Co. Ltd.	2,300	1,049,699
Nippon Gas Co. Ltd.	64,300	912,440
Nippon Steel Corp.	42,600	676,428
Nippon Telegraph & Telephone Corp.	71,400	2,104,112
NOK Corp.	101,000	859,335
NTT Data Corp.	17,900	330,039
Olympus Corp.	80,600	1,418,651
Ono Pharmaceutical Co. Ltd.	73,600	1,890,825
Organo Corp.	21,400	1,468,371
ORIX Corp.	28,300	516,163
Otsuka Corp.	30,900	1,012,658
Pacific Industrial Co. Ltd.	74,900	580,723
Pan Pacific International Holdings Corp.	55,800	854,486
Recruit Holdings Co. Ltd.	9,000	326,535

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington International Fund (continued)

Description	Number of Shares	Value
Relia, Inc.	55,900	$459,535
Santen Pharmaceutical Co. Ltd.	78,500	638,573
SBI Holdings, Inc.#	22,300	498,787
SCREEN Holdings Co. Ltd.	17,300	1,413,917
Seino Holdings Co. Ltd.	57,400	468,898
Shibaura Machine Co. Ltd.	87,700	2,094,893
SoftBank Group Corp.	42,400	1,743,922
Sompo Holdings, Inc.	12,300	500,733
Sony Group Corp.	32,200	2,778,895
SUMCO Corp.	57,600	829,536
Sumitomo Electric Industries Ltd.	63,100	678,377
Sumitomo Metal Mining Co. Ltd.	32,200	1,412,187
Sumitomo Mitsui Financial Group, Inc.	66,100	1,997,142
Suzuki Motor Corp.	8,900	268,292
Tadano Ltd.	69,100	490,871
TDK Corp.	53,400	1,649,618
THK Co. Ltd.	29,600	586,567
Tokio Marine Holdings, Inc.	17,900	967,830
Tokyo Century Corp.#	22,900	705,368
Tokyu Fudosan Holdings Corp.	359,300	1,869,678
Tomy Co. Ltd.	38,600	366,221
Topcon Corp.	18,400	235,505
Torii Pharmaceutical Co. Ltd.	24,200	608,161
Toyo Tanso Co. Ltd.	27,000	586,700
Toyota Motor Corp.	256,500	4,394,797
Tsumura & Co.	53,300	1,311,436
Welcia Holdings Co. Ltd.	27,300	559,624
Yamato Holdings Co. Ltd.	68,200	1,276,158

TOTAL JAPAN		$110,837,409

LUXEMBOURG – 0.1%
APERAM SA	4,610	177,935
Eurofins Scientific SE	7,378	685,695

TOTAL LUXEMBOURG		$863,630

MACAO – 0.3%
Galaxy Entertainment Group Ltd.	344,000	1,962,922

NETHERLANDS – 3.8%
Aalberts NV	28,243	1,372,392
Adyen NV*	1,975	3,312,654
ASML Holding NV#	13,911	7,895,028
ASR Nederland NV	47,267	2,148,223
IMCD NV#	10,333	1,645,246
ING Groep NV	71,887	681,072
Koninklijke Ahold Delhaize NV#	77,350	2,281,514
Koninklijke KPN NV#	82,690	285,330
NN Group NV	16,739	819,903
Randstad NV	5,270	278,673
Shell PLC	106,882	2,869,343
Signify NV	2,930	123,961

TOTAL NETHERLANDS		$23,713,339

NORWAY – 0.7%
DNB Bank ASA	80,700	1,563,749
Equinor ASA	24,900	841,610
Norsk Hydro ASA	56,230	472,193
Orkla ASA	20,390	165,458

Description	Number of Shares	Value
Telenor ASA	13,730	$193,641
TOMRA Systems ASA	22,497	884,704

TOTAL NORWAY		$4,121,355

PHILIPPINES – 0.4%
Ayala Land, Inc.	1,800,000	1,098,664
Converge Information and Communications
Technology Solutions, Inc.*	2,681,400	1,463,397

TOTAL PHILIPPINES		$2,562,061

SINGAPORE – 0.6%
Oversea-Chinese Banking Corp. Ltd.	406,761	3,611,464

SOUTH AFRICA – 0.2%
Anglo American PLC	28,100	1,244,577

SOUTH KOREA – 2.8%
LG Chem Ltd.	6,505	2,664,223
LG Energy Solution*	788	261,621
NAVER Corp.	11,557	2,574,426
Samsung Electronics Co. Ltd.	187,549	9,995,157
SK Hynix, Inc.	17,721	1,552,858

TOTAL SOUTH KOREA		$17,048,285

SPAIN – 2.1%
ACS Actividades de Construccion y Servicios SA	13,640	349,256
Banco Santander SA#	848,104	2,478,457
Bankinter SA	402,626	2,369,403
Cellnex Telecom SA	36,800	1,715,259
Enagas SA	7,870	170,171
Iberdrola SA	303,374	3,486,010
Mediaset Espana Comunicacion SA*	39,260	175,688
Telefonica SA	505,005	2,456,669

TOTAL SPAIN		$13,200,913

SWEDEN – 3.9%
Annehem Fastigheter AB, Class B*	6,045	16,473
Assa Abloy AB, Class B#	113,953	2,879,837
Atlas Copco AB, Class A#	54,761	2,482,693
Avanza Bank Holding AB#	54,731	1,385,884
Axfood AB#	26,250	776,788
Boliden AB#	11,060	479,575
Epiroc AB, Class A#	116,234	2,356,419
Fabege AB	59,078	717,097
Fortnox AB	215,375	1,143,231
GARO AB	74,520	1,115,312
Hexagon AB, Class B#	208,852	2,694,803
Hexpol AB	73,265	629,065
JM AB	39,113	903,320
Lundin Energy AB#	6,660	275,363
Peab AB, Class B	20,089	191,920
Skandinaviska Enskilda Banken AB, Class A	19,531	219,022
Skanska AB, Class B	19,960	381,280
SKF AB, Class B	10,330	168,717
Svenska Cellulosa AB SCA, Class B	13,600	263,198
Swedish Match AB#	245,470	1,955,115
Tele2 AB, Class B#	52,040	689,753
Thule Group AB#	30,309	1,051,332
Trelleborg AB, Class B#	40,107	879,690

ANNUAL REPORT / April 30, 2022

13	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value
Volvo AB, Class B	16,030	$255,734

TOTAL SWEDEN		$23,911,621

SWITZERLAND – 6.1%
ABB Ltd.	13,480	404,426
Bossard Holding AG, Class A	4,874	1,055,136
Chocoladefabriken Lindt & Spruengli AG	168	1,884,119
Cie Financiere Richemont SA, Class A	1,180	137,105
Clariant AG*,#	60,569	1,034,114
Emmi AG	1,531	1,517,474
Geberit AG	340	193,893
Holcim AG*	5,790	283,105
Kuehne + Nagel International AG	860	240,582
Lonza Group AG*	3,026	1,784,233
Nestle SA	9,170	1,183,793
Novartis AG	49,153	4,343,617
Partners Group Holding AG	3,160	3,348,012
Roche Holding AG	4,600	1,705,745
Siegfried Holding AG*	2,212	1,603,567
Sika AG	16,031	4,896,801
Straumann Holding AG	9,460	1,115,255
Swiss Life Holding AG	4,490	2,625,373
Swiss Prime Site AG	2,340	228,722
Swisscom AG	4,450	2,631,289
Temenos AG	4,861	490,697
UBS Group AG	40,610	689,421
VAT Group AG	3,122	965,671
Zurich Insurance Group AG	7,657	3,486,002

TOTAL SWITZERLAND		$37,848,152

TAIWAN – 3.5%
Hon Hai Precision Industry Co. Ltd.	338,000	1,158,015
MediaTek, Inc.	115,000	3,170,320
Merida Industry Co. Ltd.	308,000	2,504,676
Sea Ltd., ADR*	10,225	846,221
Taiwan Semiconductor Manufacturing Co. Ltd.	787,000	14,231,053

TOTAL TAIWAN		$21,910,285

THAILAND – 0.4%
Kasikornbank PCL	553,500	2,450,185

UNITED KINGDOM – 8.3%
3i Group PLC	49,680	813,025
Admiral Group PLC	11,780	370,802
Allfunds Group PLC	75,931	650,920
AstraZeneca PLC	16,380	2,185,767
Aviva PLC	80,083	429,656
BAE Systems PLC	183,200	1,692,156
Barclays PLC	367,860	676,179
Barratt Developments PLC	60,317	369,022
Berkeley Group Holdings PLC*	3,523	178,674
BP PLC	219,557	1,059,976
British American Tobacco PLC	75,250	3,153,904
BT Group PLC	48,025	106,500
Clipper Logistics PLC	172,040	1,861,376
Compass Group PLC	81,700	1,724,021
Croda International PLC	12,902	1,253,127
CVS Group PLC	36,598	826,192

Description	Number of Shares	Value
DCC PLC	6,837	$518,032
Dechra Pharmaceuticals PLC	7,429	336,648
easyJet PLC*	131,793	913,259
Future PLC	36,375	996,246
GB Group PLC*	125,367	908,537
Great Portland Estates PLC	160,954	1,367,130
Hargreaves Lansdown PLC#	18,470	211,451
Hill & Smith Holdings PLC	82,834	1,432,647
HSBC Holdings PLC	515,750	3,222,988
IG Group Holdings PLC	18,600	190,093
Imperial Brands PLC	103,500	2,154,407
Intertek Group PLC	21,162	1,318,709
Kingfisher PLC	46,140	145,506
Legal & General Group PLC	256,743	800,292
Lloyds Banking Group PLC	1,105,549	627,912
Marshalls PLC	179,869	1,376,458
National Grid PLC	118,700	1,763,523
Persimmon PLC	22,291	580,553
Royal Mail PLC	21,630	92,713
Schroders PLC#	2,030	71,659
Severn Trent PLC	5,030	197,687
Smith & Nephew PLC	111,500	1,807,255
Spirax-Sarco Engineering PLC	6,753	1,018,998
Spirent Communications PLC	30,180	87,262
SSE PLC	15,473	359,373
SSP Group PLC*	423,616	1,250,356
St. James’s Place PLC	88,772	1,426,530
Standard Chartered PLC	281,400	1,910,096
Tate & Lyle PLC	29,150	283,326
Tesco PLC	613,799	2,085,272
UNITE Group PLC (The)	94,776	1,342,049
Victrex PLC	38,791	884,564
Vodafone Group PLC	1,255,360	1,900,565
WPP PLC	35,720	445,245

TOTAL UNITED KINGDOM		$51,378,638

UNITED STATES – 2.1%
GlaxoSmithKline PLC	169,180	3,813,753
James Hardie Industries PLC, CDI	123,624	3,563,866
ResMed, Inc., CDI	95,304	1,934,332
Samsonite International SA*	1,326,286	2,906,645
Stellantis NV	44,560	599,510

TOTAL UNITED STATES		$12,818,106

TOTAL COMMON STOCKS (Cost $483,474,264)		$524,214,568

INVESTMENT COMPANIES – 7.2%
iShares MSCI Canada ETF#	636,000	23,563,800
iShares MSCI EAFE Value ETF#	440,500	20,970,003

TOTAL INVESTMENT COMPANIES (Cost $44,903,693)		$44,533,803

PREFERRED STOCKS – 0.6%

GERMANY – 0.6%
Sartorius AG, 1.26%	3,103	1,163,406
Sixt SE, 0.05%	15,322	1,107,408

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington International Fund (continued)

Description	Number of Shares	Value
Volkswagen AG, 4.86%	7,012	$1,085,923

TOTAL PREFERRED STOCKS (Cost $4,301,334)		$3,356,737

EQUITY-LINKED WARRANTS – 1.3%

CHINA – 1.1%
(Issuer UBS AG) Gongniu Group Co. Ltd., Strike price $0, Expire 05/20/22*	62,551	1,358,770
(Issuer UBS AG) LONGi Green Energy Technology Co. Ltd., Strike price $0, Expire 05/15/23*	50,700	522,017
(Issuer UBS AG) Midea Group Co. Ltd., Strike price $0, Expire 05/27/22*	257,050	2,223,303
(Issuer UBS AG) Shanghai Kelai Mechatronics Engineering Co. Ltd., Strike price $0, Expire 03/08/23*	435,800	961,244
(Issuer UBS AG) Zhejiang Sanhua Intelligent Controls Co. Ltd., Strike price $0, Expire 10/20/22*	745,700	1,893,482

TOTAL CHINA		$6,958,816

VIETNAM – 0.2%
(Issuer UBS AG) Saigon Thuong Tin Commercial JSB, Strike price $0, Expire 10/19/22*	35,800	$986,991

TOTAL EQUITY-LINKED WARRANTS (Cost $11,237,378)		$7,945,807

MONEY MARKET FUND – 4.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%^	29,653,027	29,653,027

TOTAL MONEY MARKET FUND (Cost $29,653,027)		$29,653,027

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 10.8%

MONEY MARKET FUNDS – 6.0%
Blackrock Liquidity Fed Fund, Institutional Shares, 0.31%^	6,503,000	6,503,000
Federated Hermes Government Obligations Fund, Premier Shares, 0.26%^	6,022,000	6,022,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.31%^	6,073,000	6,073,000
Invesco Government & Agency Portfolio, Institutional Class, 0.35%^	6,412,000	6,412,000

Description	Number of Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Class, 0.32%^	5,910,000	$5,910,000
Morgan Stanley Liquidity Fund, Government Portfolio, Institutional Class, 0.30%^	6,350,000	6,350,000

TOTAL MONEY MARKET FUNDS (Cost $37,270,000)		$37,270,000

	Par Value

REPURCHASE AGREEMENTS – 4.8%
Daiwa Capital Markets America, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $12,711,634, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.63%, maturing 4/30/22 to 5/01/52; total market value of $12,965,543.	$12,711,316	12,711,316
Nomura Securities International, Inc., 0.29%, dated 4/29/22, due 5/02/22, repurchase price $4,208,808, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 4/20/25 to 8/20/69; total market value of $4,292,887.	4,208,706	4,208,706
RBC Dominion Securities, Inc., 0.28%, dated 4/29/22, due 5/02/22, repurchase price $12,711,613, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.38%, maturing 6/30/22 to 4/01/52; total market value of $12,965,542.	12,711,316	12,711,316

TOTAL REPURCHASE AGREEMENTS (Cost $29,631,338)		$29,631,338

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (Cost $66,901,338)		$66,901,338

TOTAL INVESTMENTS – 109.6% (Cost $640,471,034)		$676,605,280
COLLATERAL FOR SECURITIES ON LOAN – (10.8%)		(66,901,338)
OTHER ASSETS LESS LIABILITIES – 1.2%		7,592,148

TOTAL NET ASSETS – 100.0%		$617,296,090

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total
Assets

Investments in Securities
Common Stocks
Australia	$—	$20,476,386	$—		$20,476,386
Austria	—	652,904	—		652,904
Belgium	—	7,036,897	—		7,036,897
Brazil	—	309,157	—		309,157
Bulgaria	—	—	—	(a)	—

ANNUAL REPORT / April 30, 2022

15	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total
China	$9,166,977	$28,885,940	$—	$38,052,917
Denmark	—	18,750,001	—	18,750,001
Finland	—	1,897,033	—	1,897,033
France	—	44,354,381	—	44,354,381
Germany	—	26,618,804	—	26,618,804
Hong Kong	—	15,367,296	—	15,367,296
India	5,003,627	—	—	5,003,627
Ireland	—	5,301,317	—	5,301,317
Italy	637,584	10,273,322	—	10,910,906
Japan	—	110,837,409	—	110,837,409
Luxembourg	—	863,630	—	863,630
Macao	—	1,962,922	—	1,962,922
Netherlands	—	23,713,339	—	23,713,339
Norway	—	4,121,355	—	4,121,355
Philippines	—	2,562,061	—	2,562,061
Singapore	—	3,611,464	—	3,611,464
South Africa	—	1,244,577	—	1,244,577
South Korea	261,621	16,786,664	—	17,048,285
Spain	—	13,200,913	—	13,200,913
Sweden	—	23,911,621	—	23,911,621
Switzerland	—	37,848,152	—	37,848,152
Taiwan	846,221	21,064,064	—	21,910,285
Thailand	—	2,450,185	—	2,450,185
United Kingdom	—	51,378,638	—	51,378,638
United States	—	12,818,106	—	12,818,106
Investment Companies	44,533,803	—	—	44,533,803
Preferred Stocks
Germany	—	3,356,737	—	3,356,737
Equity-Linked Warrants
China	—	6,958,816	—	6,958,816
Vietnam	—	986,991	—	986,991
Money Market Funds	66,923,027	—	—	66,923,027
Repurchase Agreements	—	29,631,338	—	29,631,338

Total Investments in Securities	$127,372,860	$549,232,420	$—	$676,605,280

Other Financial Instruments!
Financial Futures Contracts	$439,380	$—	$—	$439,380

Total Assets - Other Financial Instruments	$439,380	$—	$—	$439,380

(a)	Includes internally fair valued securities currently priced at zero ($0).
!	Other financial instruments are derivative instruments, such as financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

¢	Country classifications are based on primary country of risk.
#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
**	Represents less than 0.05%.
*	Non-income producing security.
^	7-Day net yield.
(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington International Fund (concluded)

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CDI	CREST Depository Interest

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

SCA	Limited Partnership With Share Capital

SpA	Societa per Azioni

At April 30, 2022, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)
LONG POSITIONS:
EXCHANGE-TRADED:
MSCI India Index	June 2022	134	$12,633,097	$13,072,477	$439,380	$—
UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$439,380	$—

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2022. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

17

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Common Stocks
Insurance	8.3%
Pharmaceuticals	6.2%
IT Services	4.9%
Software	4.5%
Capital Markets	3.0%
Banks	2.9%
Oil, Gas & Consumable Fuels	2.6%
Machinery	2.4%
Health Care Providers & Services	2.4%
Aerospace & Defense	2.4%
Interactive Media & Services	2.2%
Real Estate Investment Trusts	2.2%
Diversified Financial Services	2.2%
Health Care Equipment & Supplies	2.1%
Commercial Services & Supplies	2.0%
Hotels, Restaurants & Leisure	1.9%
Diversified Telecommunication Services	1.7%
Professional Services	1.7%
Food Products	1.7%
Internet & Direct Marketing Retail	1.6%
Technology Hardware, Storage & Peripherals	1.5%
Trading Companies & Distributors	1.5%
Beverages	1.4%
Specialty Retail	1.4%
Household Products	1.4%
Road & Rail	1.3%
Semiconductors & Semiconductor Equipment	1.3%
Metals & Mining	1.3%
Multi-Utilities	1.2%
Electric Utilities	1.1%
Chemicals	1.1%
Media	1.0%
Air Freight & Logistics	1.0%
Food & Staples Retailing	1.0%
Communications Equipment	1.0%
Automobiles	1.0%
Household Durables	0.9%
Life Sciences Tools & Services	0.9%
Wireless Telecommunication Services	0.8%
Building Products	0.8%
Construction & Engineering	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Consumer Finance	0.7%
Electronic Equipment, Instruments & Components	0.6%
Distributors	0.4%
Entertainment	0.4%
Gas Utilities	0.4%
Auto Components	0.4%
Tobacco	0.3%
Electrical Equipment	0.3%
Real Estate Management & Development	0.3%
Biotechnology	0.2%

	Percentage of Total Net Assets
Common Stocks
Construction Materials	0.2%
Containers & Packaging	0.2%
Multiline Retail	0.1%
Energy Equipment & Services	0.1%
Health Care Technology	0.1%
Water Utilities	0.1%
Industrial Conglomerates	0.1%
Transportation Infrastructure	0.1%
Personal Products	0.1%
Airlines	0.1%
Leisure Products	0.1%
Marine	0.0	%(1)
Diversified Consumer Services	0.0	%(1)
Investment Companies	0.7%
Preferred Stock	0.0	%(1)
Cash Equivalents(2)	6.7%
Other Assets and Liabilities - Net(3)	4.1%

TOTAL	100.0%

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Global Alpha Equities Fund (continued)

Country Allocation	Percentage of Total Net Assets
Common Stocks
United States	45.3%
Japan	8.6%
United Kingdom	6.4%
Canada	5.3%
France	4.8%
Switzerland	4.0%
China	2.5%
Ireland	1.9%
Netherlands	1.5%
Hong Kong	1.3%
Germany	1.1%
All other countries less than 1.0%	5.8%
Investment Companies	0.7%
Preferred Stocks	0.0%(1)
Cash Equivalents(2)	6.7%
Other Assets and Liabilities - Net(3)	4.1%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Number of Shares	Value

COMMON STOCKS – 88.5%

AEROSPACE & DEFENSE – 2.4%
Airbus SE	1,927	$210,952
Austal Ltd.	33,383	47,517
Babcock International Group PLC*	20,151	76,936
BAE Systems PLC	196,995	1,819,575
BWX Technologies, Inc.	12,684	658,553
CAE, Inc.*	16,639	395,689
Dassault Aviation SA	652	109,409
Lockheed Martin Corp.	2,556	1,104,499
Raytheon Technologies Corp.	6,209	589,296

TOTAL AEROSPACE & DEFENSE		$5,012,426

AIR FREIGHT & LOGISTICS – 1.0%
Bpost SA*	5,360	32,476
DSV A/S	1,457	238,878
Expeditors International of Washington, Inc.	10,873	1,077,188
PostNL NV	14,581	47,778
SG Holdings Co. Ltd.	2,877	50,700
United Parcel Service, Inc., Class B	2,082	374,718
Yamato Holdings Co. Ltd.	4,800	89,818
ZTO Express Cayman, Inc., ADR	8,264	227,343
ZTO Express Cayman, Inc.	2,089	57,498

TOTAL AIR FREIGHT & LOGISTICS		$2,196,397

AIRLINES – 0.1%
easyJet PLC*	8,232	57,043

Description	Number of Shares	Value
Japan Airlines Co. Ltd.*	5,670	$93,609

TOTAL AIRLINES		$150,652

AUTO COMPONENTS – 0.4%
Continental AG*	1,244	85,265
Hankook Tire & Technology Co. Ltd.	2,608	71,581
Hyundai Mobis Co. Ltd.	471	76,626
NOK Corp.	7,625	64,876
Stanley Electric Co. Ltd.	3,650	62,937
Sumitomo Electric Industries Ltd.	10,370	111,486
Sumitomo Rubber Industries Ltd.	6,410	55,561
Tachi-S Co. Ltd.	3,830	29,825
Tokai Rika Co. Ltd.	5,465	57,580
Toyoda Gosei Co. Ltd.	3,450	50,239
TS Tech Co. Ltd.	11,274	117,651
Unipres Corp.	5,880	33,846

TOTAL AUTO COMPONENTS		$817,473

AUTOMOBILES – 1.0%
Dongfeng Motor Group Co. Ltd., Class H	134,223	97,915
Honda Motor Co. Ltd.	21,398	562,843
Isuzu Motors Ltd.	50,443	588,457
Li Auto, Inc., ADR*	3,716	83,350
Mercedes-Benz Group AG*	1,913	133,530
Mitsubishi Motors Corp.*	10,930	27,336
Nissan Motor Co. Ltd.*	22,910	91,721
Renault SA*	3,221	78,701
Subaru Corp.	15,050	228,379
Suzuki Motor Corp.	1,903	57,366

ANNUAL REPORT / April 30, 2022

19	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
Yamaha Motor Co. Ltd.	3,950	$81,551

TOTAL AUTOMOBILES		$2,031,149

BANKS – 2.9%
ABN AMRO Bank NV	8,919	110,874
AIB Group PLC	37,994	82,528
Bank Mandiri Persero Tbk PT	252,331	154,940
Bank of Ireland Group PLC*	18,308	110,959
Bank of Nova Scotia (The)	11,343	718,291
Bank of Nova Scotia (The)	9,413	596,031
BPER Banca	34,277	57,263
CaixaBank SA	57,518	185,662
Dah Sing Financial Holdings Ltd.	13,890	40,419
DGB Financial Group, Inc.	10,016	70,601
DNB Bank ASA	23,803	461,238
Erste Group Bank AG	7,350	228,848
First Citizens BancShares, Inc., Class A	516	329,920
First Republic Bank	3,245	484,219
Kasikornbank PCL	9,640	42,422
KB Financial Group, Inc., ADR	3,614	165,955
Mebuki Financial Group, Inc.	20,500	41,277
PNC Financial Services Group, Inc. (The)	4,427	735,325
Resona Holdings, Inc.	68,140	296,302
San-In Godo Bank Ltd. (The)	9,600	47,662
Sberbank of Russia PJSC, ADR(1)	3,982	—
Shinhan Financial Group Co. Ltd., ADR*	5,091	166,527
Standard Chartered PLC	81,413	556,566
Sumitomo Mitsui Trust Holdings, Inc.	4,450	138,117
Tochigi Bank Ltd. (The)	9,980	18,586
Unicaja Banco SA	75,583	71,198
UniCredit SpA	28,136	260,401

TOTAL BANKS		$6,172,131

BEVERAGES – 1.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	25,438	50,608
Asahi Group Holdings Ltd.	2,358	88,880
Coca-Cola Co. (The)	9,622	621,677
Coca-Cola Icecek AS	7,884	65,402
Diageo PLC	13,569	676,942
Embotelladora Andina SA, Class B, ADR	7,238	77,519
Heineken NV	6,475	632,032
Kirin Holdings Co. Ltd.	11,520	167,935
PepsiCo., Inc.	3,484	598,238
Suntory Beverage & Food Ltd.	1,257	49,527

TOTAL BEVERAGES		$3,028,760

BIOTECHNOLOGY – 0.2%
Akeso, Inc.*	14,500	27,051
Vertex Pharmaceuticals, Inc.*	1,633	446,168

TOTAL BIOTECHNOLOGY		$473,219

BUILDING PRODUCTS – 0.8%
Assa Abloy AB, Class B	13,835	349,640
Cie de Saint-Gobain	4,059	236,795
Johnson Controls International PLC	7,563	452,797
Lennox International, Inc.	2,681	571,562

TOTAL BUILDING PRODUCTS		$1,610,794

Description	Number of Shares	Value

CAPITAL MARKETS – 3.0%
Ares Management Corp., Class A	10,578	$700,475
Brookfield Asset Management, Inc., Class A	7,932	395,490
Charles Schwab Corp. (The)	35,358	2,345,296
CSC Financial Co. Ltd., Class H	92,500	85,162
Deutsche Boerse AG	706	122,911
GAM Holding AG*	4,044	4,173
Hargreaves Lansdown PLC	2,617	29,960
Hong Kong Exchanges & Clearing Ltd.	8,567	363,403
Ichiyoshi Securities Co. Ltd.	5,000	22,009
Intercontinental Exchange, Inc.	2,014	233,241
Intermediate Capital Group PLC	6,702	128,253
Julius Baer Group Ltd.	602	28,768
Moody’s Corp.	983	311,100
Nomura Holdings, Inc.	11,792	45,405
S&P Global, Inc.	1,782	670,923
UBS Group AG	53,136	902,071

TOTAL CAPITAL MARKETS		$6,388,640

CHEMICALS – 1.1%
ADEKA Corp.	3,621	69,444
Air Liquide SA	462	79,930
China BlueChemical Ltd., Class H	110,446	37,966
Croda International PLC	1,024	99,457
EMS-Chemie Holding AG	119	106,163
Givaudan SA	25	99,363
Koninklijke DSM NV	555	93,301
Linde PLC	2,099	654,804
Lintec Corp.	2,900	54,020
Mitsubishi Gas Chemical Co., Inc.	8,440	123,249
Nissan Chemical Corp.	146	7,712
Sherwin-Williams Co. (The)	2,634	724,245
Symrise AG	852	101,383

TOTAL CHEMICALS		$2,251,037

COMMERCIAL SERVICES & SUPPLIES – 2.0%
Aeon Delight Co. Ltd.	3,913	83,636
Cintas Corp.	2,412	958,191
Clean Harbors, Inc.*	6,650	697,784
Copart, Inc.*	8,402	954,887
Kokuyo Co. Ltd.	4,400	57,306
Prosegur Cia de Seguridad SA	23,715	49,082
Rollins, Inc.	5,629	188,797
Secom Co. Ltd.	989	69,581
Toppan, Inc.	1,730	28,596
Waste Connections, Inc.	8,075	1,114,108

TOTAL COMMERCIAL SERVICES & SUPPLIES		$4,201,968

COMMUNICATIONS EQUIPMENT – 1.0%
Arista Networks, Inc.*	4,008	463,205
Cisco Systems, Inc.	10,541	516,298
Motorola Solutions, Inc.	4,261	910,533
Nokia OYJ*	31,098	157,669

TOTAL COMMUNICATIONS EQUIPMENT		$2,047,705

CONSTRUCTION & ENGINEERING – 0.7%
Chiyoda Corp.*	7,750	25,624
EXEO Group, Inc.	3,314	55,171

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
Fugro NV*	4,575	$56,045
Implenia AG*	2,060	46,580
JGC Holdings Corp.	18,571	210,153
Kumagai Gumi Co. Ltd.	936	19,533
Vinci SA	11,966	1,161,107

TOTAL CONSTRUCTION & ENGINEERING		$1,574,213

CONSTRUCTION MATERIALS – 0.2%
HeidelbergCement AG	880	50,695
Holcim AG*	4,561	223,012
Imerys SA	1,637	64,401
Taiheiyo Cement Corp.	4,230	68,440
Vicat SA	1,439	43,272

TOTAL CONSTRUCTION MATERIALS		$449,820

CONSUMER FINANCE – 0.7%
American Express Co.	2,212	386,459
Credit Acceptance Corp.*	1,742	892,775
Marui Group Co. Ltd.	4,020	69,214
Provident Financial PLC	15,263	48,852

TOTAL CONSUMER FINANCE		$1,397,300

CONTAINERS & PACKAGING – 0.2%
Ball Corp.	4,995	405,394
Nampak Ltd.*	56,917	10,599

TOTAL CONTAINERS & PACKAGING		$415,993

DISTRIBUTORS – 0.4%
Genuine Parts Co.	2,093	272,195
LKQ Corp.	10,500	521,115
PALTAC Corp.	2,420	88,204

TOTAL DISTRIBUTORS		$881,514

DIVERSIFIED CONSUMER SERVICES – 0.0%**
Benesse Holdings, Inc.	505	8,836

DIVERSIFIED FINANCIAL SERVICES – 2.2%
Bank of America Corp.	21,609	771,009
Berkshire Hathaway, Inc., Class B*	5,206	1,680,653
BNP Paribas SA	3,430	177,850
G-Resources Group Ltd.*	18,893	6,562
ING Groep NV	11,537	109,304
Investor AB, Class B	5,095	98,043
Kasikornbank PCL, NVDR	26,162	115,812
Mitsubishi UFJ Financial Group, Inc.	117,615	683,740
Royal Bank of Canada	5,439	549,340
Societe Generale SA	5,955	143,123
Sumitomo Mitsui Financial Group, Inc.	9,335	282,047

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,617,483

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.7%
AT&T, Inc.	7,674	144,732
BT Group PLC	59,067	130,986
Hellenic Telecommunications Organization SA	29,295	563,579
Koninklijke KPN NV	122,988	424,382
KT Corp., ADR	10,008	139,411
Magyar Telekom Telecommunications PLC, ADR	6,004	29,840
Nippon Telegraph & Telephone Corp.	9,029	266,079

Description	Number of Shares	Value
Orange SA	12,162	$144,793
Proximus SADP	6,252	109,274
Swisscom AG	193	114,121
Telefonica Brasil SA	8,967	95,203
Telenor ASA	4,996	70,461
Telia Co. AB	30,285	125,701
Telkom Indonesia Persero Tbk PT	1,689,700	537,934
Turk Telekomunikasyon AS	90,264	61,164
Verizon Communications, Inc.	15,153	701,584

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$3,659,244

ELECTRIC UTILITIES – 1.1%
American Electric Power Co., Inc.	163	16,155
Chubu Electric Power Co., Inc.	6,379	64,397
Duke Energy Corp.	5,642	621,523
Edison International	6,520	448,511
Exelon Corp.	11,630	544,051
Iberdrola SA	43,211	496,529
Kansai Electric Power Co., Inc. (The)	1,153	10,107
Red Electrica Corp. SA	5,871	118,208

TOTAL ELECTRIC UTILITIES		$2,319,481

ELECTRICAL EQUIPMENT – 0.3%
Cosel Co. Ltd.	5,190	30,262
Nippon Carbon Co. Ltd.	1,800	57,828
Schneider Electric SE	2,288	328,257
Ushio, Inc.	13,090	169,720
Zumtobel Group AG	2,522	18,216

TOTAL ELECTRICAL EQUIPMENT		$604,283

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%
Ai Holdings Corp.	3,300	43,323
Alps Alpine Co. Ltd.	6,890	60,995
Amano Corp.	6,170	118,780
Amphenol Corp., Class A	2,735	195,552
Canon Marketing Japan, Inc.	3,731	81,186
Citizen Watch Co. Ltd.	10,210	38,534
Enplas Corp.	910	19,465
Foxconn Technology Co. Ltd.	31,655	62,724
Halma PLC	2,932	89,999
Hon Hai Precision Industry Co. Ltd.	28,422	97,376
Keyence Corp.	127	51,055
Kyocera Corp.	2,840	149,120
Maruwa Co. Ltd.	176	20,521
Nichicon Corp.	2,765	25,037
Nippon Chemi-Con Corp.*	4,010	55,662
PAX Global Technology Ltd.	37,787	32,574
Shimadzu Corp.	1,638	53,550
Sunny Optical Technology Group Co. Ltd.	11,200	163,228

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$1,358,681

ENERGY EQUIPMENT & SERVICES – 0.1%
China Oilfield Services Ltd., Class H	220,000	225,227
Trican Well Service Ltd.*	11,572	40,356

TOTAL ENERGY EQUIPMENT & SERVICES		$265,583

ANNUAL REPORT / April 30, 2022

21	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

ENTERTAINMENT – 0.4%
Capcom Co. Ltd.	674	$17,785
DeNA Co. Ltd.*	5,455	79,065
NetEase, Inc., ADR	4,087	389,614
NetEase, Inc.	6,000	114,932
Nexon Co. Ltd.	3,003	68,382
Nintendo Co. Ltd.	153	69,828
Square Enix Holdings Co. Ltd.	2,484	99,175
Warner Bros Discovery, Inc.*	1,856	33,686

TOTAL ENTERTAINMENT		$872,467

FOOD & STAPLES RETAILING – 1.0%
Atacadao SA	8,894	37,077
Carrefour SA	5,695	120,777
Cosmos Pharmaceutical Corp.	17	1,567
Costco Wholesale Corp.	584	310,524
Etablissements Franz Colruyt NV	2,413	88,607
J Sainsbury PLC	59,457	173,481
Jeronimo Martins SGPS SA	5,186	107,955
Koninklijke Ahold Delhaize NV	3,580	105,596
Marks & Spencer Group PLC*	10,637	18,159
Performance Food Group Co.*	13,676	673,543
Sundrug Co. Ltd.	4,473	104,141
Tesco PLC	26,505	90,046
Walmart, Inc.	1,484	227,037

TOTAL FOOD & STAPLES RETAILING		$2,058,510

FOOD PRODUCTS – 1.7%
Astral Foods Ltd.	4,013	38,642
Barry Callebaut AG	41	94,364
China Mengniu Dairy Co. Ltd.*	19,011	102,603
Chocoladefabriken Lindt & Spruengli AG	8	89,720
General Mills, Inc.	2,884	203,985
Hormel Foods Corp.	4,535	237,589
Kellogg Co.	10,236	701,166
MEIJI Holdings Co. Ltd.	724	36,089
Nestle SA	8,619	1,112,662
Nisshin Seifun Group, Inc.	1,763	23,502
Nissin Foods Holdings Co. Ltd.	574	39,929
Nomad Foods Ltd.*	27,802	513,225
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	123,083	11,681
Toyo Suisan Kaisha Ltd.	802	24,763
Ulker Biskuvi Sanayi AS*	26,520	29,800
Viscofan SA	3,790	209,224
WH Group Ltd.	61,253	42,301
Yihai International Holding Ltd.*	12,000	33,781

TOTAL FOOD PRODUCTS		$3,545,026

GAS UTILITIES – 0.4%
China Gas Holdings Ltd.	25,659	31,277
Enagas SA	5,262	113,779
ENN Energy Holdings Ltd.	10,400	139,309
Osaka Gas Co. Ltd.	1,656	29,847
Tokyo Gas Co. Ltd.	2,489	47,675
UGI Corp.	14,047	481,812

TOTAL GAS UTILITIES		$843,699

Description	Number of Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 2.1%
Abbott Laboratories	1,193	$135,405
Asahi Intecc Co. Ltd.	1,965	37,972
Baxter International, Inc.	8,206	583,118
Boston Scientific Corp.*	12,304	518,121
Coloplast A/S, Class B	713	96,062
DiaSorin SpA	522	68,378
Hoya Corp.	512	50,812
ICU Medical, Inc.*	2,610	558,514
Koninklijke Philips NV	17,535	458,209
Medtronic PLC	9,079	947,484
Paramount Bed Holdings Co. Ltd.	3,030	50,465
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	25,000	26,634
Siemens Healthineers AG	1,962	104,908
STERIS PLC	105	23,525
Stryker Corp.	3,094	746,458
Sysmex Corp.	637	41,786

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$4,447,851

HEALTH CARE PROVIDERS & SERVICES – 2.4%
Alfresa Holdings Corp.	5,380	73,161
Anthem, Inc.	1,351	678,107
Chemed Corp.	1,295	636,350
Fresenius SE & Co. KGaA	5,132	181,406
HCA Healthcare, Inc.	3,979	853,695
Humana, Inc.	1,918	852,666
Netcare Ltd.	65,593	63,004
UnitedHealth Group, Inc.	3,400	1,729,070

TOTAL HEALTH CARE PROVIDERS & SERVICES		$5,067,459

HEALTH CARE TECHNOLOGY – 0.1%
AGFA-Gevaert NV*	7,727	30,934
Cerner Corp.	2,375	222,395

TOTAL HEALTH CARE TECHNOLOGY		$253,329

HOTELS, RESTAURANTS & LEISURE – 1.9%
Airbnb, Inc., Class A*	3,022	463,001
Choice Hotels International, Inc.	6,296	884,336
Compass Group PLC	54,316	1,146,168
Evolution AB	607	62,277
Huazhu Group Ltd., ADR	4,034	121,988
La Francaise des Jeux SAEM	1,521	56,796
McDonald’s Corp.	3,819	951,542
McDonald’s Holdings Co. Japan Ltd.	723	28,684
Sands China Ltd.*	129,400	285,220

TOTAL HOTELS, RESTAURANTS & LEISURE		$4,000,012

HOUSEHOLD DURABLES – 0.9%
Casio Computer Co. Ltd.	8,280	85,862
Coway Co. Ltd.	1,567	87,768
Garmin Ltd.	1,760	193,142
Nikon Corp.	7,455	83,771
NVR, Inc.*	270	1,181,577
Persimmon PLC	2,356	61,360
Rinnai Corp.	388	24,801
Sekisui Chemical Co. Ltd.	2,800	37,915
Sekisui House Ltd.	6,979	121,211

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
Tamron Co. Ltd.	960	$16,923

TOTAL HOUSEHOLD DURABLES		$1,894,330

HOUSEHOLD PRODUCTS – 1.4%
Clorox Co. (The)	234	33,572
Colgate-Palmolive Co.	9,901	762,872
Procter & Gamble Co. (The)	7,076	1,136,052
Reckitt Benckiser Group PLC	11,637	907,518
Unicharm Corp.	1,665	57,929

TOTAL HOUSEHOLD PRODUCTS		$2,897,943

INDUSTRIAL CONGLOMERATES – 0.1%
Siemens AG	1,925	236,688

INSURANCE – 8.3%
Admiral Group PLC	2,659	83,698
Ageas SA	2,431	116,327
AIA Group Ltd.	189,257	1,859,215
Aon PLC, Class A	1,239	356,820
Arthur J. Gallagher & Co.	6,576	1,107,990
Assicurazioni Generali SpA	7,404	140,181
AXA SA	53,242	1,408,519
Brown & Brown, Inc.	3,966	245,813
Caixa Seguridade Participacoes S/A	50,465	79,720
China Pacific Insurance Group Co. Ltd., Class H	17,000	37,689
China Reinsurance Group Corp., Class H	814,328	71,000
Chubb Ltd.	3,895	804,123
Dai-ichi Life Holdings, Inc.	12,845	257,208
Enstar Group Ltd.*	2,364	557,313
Gjensidige Forsikring ASA	579	12,379
Globe Life, Inc.	8,962	878,993
Intact Financial Corp.	17,544	2,454,371
Markel Corp.*	951	1,286,969
Marsh & McLennan Cos., Inc.	6,500	1,051,050
MS&AD Insurance Group Holdings, Inc.	11,304	336,489
Old Mutual Ltd.	109,662	87,976
Phoenix Group Holdings PLC	341	2,583
Progressive Corp. (The)	16,187	1,737,836
Sampo OYJ, Class A	2,299	111,634
SCOR SE	3,353	94,802
Swiss Life Holding AG	30	17,541
T&D Holdings, Inc.	68,028	874,190
Tokio Marine Holdings, Inc.	16,354	884,240
Tongyang Life Insurance Co. Ltd.	6,613	35,201
White Mountains Insurance Group Ltd.	302	316,502
Willis Towers Watson PLC	985	211,637
Zurich Insurance Group AG	274	124,744

TOTAL INSURANCE		$17,644,753

INTERACTIVE MEDIA & SERVICES – 2.2%
Alphabet, Inc., Class A*	867	1,978,659
Alphabet, Inc., Class C*	331	761,078
Meta Platforms, Inc., Class A*	3,454	692,423
Tencent Holdings Ltd.	27,240	1,283,682
VK Co. Ltd., GDR*,(1)	7,329	—

TOTAL INTERACTIVE MEDIA & SERVICES		$4,715,842

Description	Number of Shares	Value

INTERNET & DIRECT MARKETING RETAIL – 1.6%
Alibaba Group Holding Ltd.*	9,000	$109,779
Alibaba Group Holding Ltd., ADR*	1,499	145,538
Amazon.com, Inc.*	798	1,983,533
ASKUL Corp.	12,600	154,294
Etsy, Inc.*	2,562	238,753
JD.com, Inc., ADR*	3,168	195,339
Meituan, Class B*	27,639	592,204

TOTAL INTERNET & DIRECT MARKETING RETAIL		$3,419,440

IT SERVICES – 4.9%
Accenture PLC, Class A	4,955	1,488,284
Automatic Data Processing, Inc.	3,502	764,066
BIPROGY Inc	3,693	93,304
Capgemini SE	4,440	903,891
Cognizant Technology Solutions Corp., Class A	5,421	438,559
Edenred	13,244	665,142
EPAM Systems, Inc.*	355	94,071
Fidelity National Information Services, Inc.	7,257	719,532
FleetCor Technologies, Inc.*	1,887	470,844
Gartner, Inc.*	1,927	559,890
Global Payments, Inc.	2,029	277,932
GoDaddy, Inc., Class A*	13,935	1,126,087
Infocom Corp.	3,270	55,739
Mastercard, Inc., Class A	2,745	997,478
Nomura Research Institute Ltd.	1,927	54,489
NS Solutions Corp.	2,874	85,741
Obic Co. Ltd.	369	54,516
Paychex, Inc.	2,415	306,053
PayPal Holdings, Inc.*	947	83,270
Sopra Steria Group SACA	169	29,952
Transcosmos, Inc.	2,000	47,153
Visa, Inc., Class A	5,127	1,092,718

TOTAL IT SERVICES		$10,408,711

LEISURE PRODUCTS – 0.1%
Bandai Namco Holdings, Inc.	827	55,990
Shimano, Inc.	400	70,874

TOTAL LEISURE PRODUCTS		$126,864

LIFE SCIENCES TOOLS & SERVICES – 0.9%
Agilent Technologies, Inc.	1,614	192,502
CMIC Holdings Co. Ltd.	1,630	18,763
Danaher Corp.	2,862	718,734
ICON PLC*	2,165	489,745
Sartorius Stedim Biotech	251	82,135
Thermo Fisher Scientific, Inc.	458	253,237
Wuxi Biologics Cayman, Inc.*	13,500	99,641

TOTAL LIFE SCIENCES TOOLS & SERVICES		$1,854,757

MACHINERY – 2.4%
Amada Co. Ltd.	8,800	68,332
CNH Industrial NV	20,800	294,659
Daimler Truck Holding AG*	3,535	95,073
Fortive Corp.	17,532	1,008,090
Hino Motors Ltd.	13,970	72,113
Hisaka Works Ltd.	3,030	17,892
IDEX Corp.	4,269	810,342

ANNUAL REPORT / April 30, 2022

23	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
Ingersoll Rand, Inc.	6,208	$272,904
Kone OYJ, Class B	10,062	483,758
Makino Milling Machine Co. Ltd.	2,130	65,632
Middleby Corp. (The)*	1,264	194,517
MISUMI Group, Inc.	2,110	52,907
Mitsubishi Heavy Industries Ltd.	1,912	65,372
Obara Group, Inc.	1,600	35,808
OKUMA Corp.	3,590	128,312
PACCAR, Inc.	8,250	685,162
Schindler Holding AG	297	57,016
Schindler Holding AG	379	72,816
SKF AB, Class B	6,137	100,234
SMC Corp.	106	51,327
Spirax-Sarco Engineering PLC	590	89,028
Star Micronics Co. Ltd.	5,100	57,168
Sumitomo Heavy Industries Ltd.	4,270	90,359
THK Co. Ltd.	8,910	176,564
Toyota Industries Corp.	1,050	62,976
Weichai Power Co. Ltd., Class H	66,000	92,196

TOTAL MACHINERY		$5,200,557

MARINE – 0.0%**
Kuehne + Nagel International AG	142	39,724
Pacific Basin Shipping Ltd.	63,665	29,210

TOTAL MARINE		$68,934

MEDIA – 1.0%
Cable One, Inc.	612	713,714
Comcast Corp., Class A	10,464	416,049
Criteo SA, ADR*	978	24,235
Fuji Media Holdings, Inc.	3,695	31,913
Metropole Television SA	4,434	82,282
Nippon Television Holdings, Inc.	13,877	133,195
Publicis Groupe SA	6,412	384,955
RTL Group SA	2,175	113,095
Television Francaise 1	10,226	86,606
TV Asahi Holdings Corp.	4,655	53,171
WPP PLC	16,278	202,903

TOTAL MEDIA		$2,242,118

METALS & MINING – 1.3%
Anglo American PLC	11,542	511,207
Asahi Holdings, Inc.	3,130	49,684
Barrick Gold Corp.	7,060	157,451
Centamin PLC	49,753	57,023
Centerra Gold, Inc.	7,370	68,213
Chubu Steel Plate Co. Ltd.	1,442	8,935
Eldorado Gold Corp.*	4,434	43,098
Endeavour Mining PLC	3,989	97,625
Glencore PLC*	63,138	389,035
Harmony Gold Mining Co. Ltd., ADR	12,136	49,636
Hitachi Metals Ltd.*	1,939	30,258
Kinross Gold Corp.	14,671	74,529
Kyoei Steel Ltd.	4,855	49,812
Maruichi Steel Tube Ltd.	3,800	81,101
Nakayama Steel Works Ltd.	6,550	21,510
Neturen Co. Ltd.	4,895	22,127
Norsk Hydro ASA	3,387	28,442

Description	Number of Shares	Value
OceanaGold Corp.*	25,219	$62,819
Resolute Mining Ltd.*	41,732	10,302
Rio Tinto PLC	9,431	666,358
Tokyo Steel Manufacturing Co. Ltd.	1,560	16,146
Yamato Kogyo Co. Ltd.	6,428	207,452
Yodogawa Steel Works Ltd.	1,710	32,368

TOTAL METALS & MINING		$2,735,131

MULTILINE RETAIL – 0.1%
Dollar General Corp.	1,129	268,171
Ryohin Keikaku Co. Ltd.	6,400	57,518

TOTAL MULTILINE RETAIL		$325,689

MULTI-UTILITIES – 1.2%
Centrica PLC*	52,505	52,022
Consolidated Edison, Inc.	2,712	251,511
Dominion Energy, Inc.	2,024	165,239
Engie SA	16,133	190,377
National Grid PLC	105,052	1,560,755
WEC Energy Group, Inc.	2,628	262,932

TOTAL MULTI-UTILITIES		$2,482,836

OIL, GAS & CONSUMABLE FUELS – 2.6%
ARC Resources Ltd.	5,562	77,110
BP PLC	73,883	356,692
Cameco Corp.	4,241	109,504
Coterra Energy, Inc.	19,279	555,042
Enbridge, Inc.	16,024	699,261
Eni SpA	18,016	251,842
Inpex Corp.	12,620	150,155
Japan Petroleum Exploration Co. Ltd.	2,720	54,221
Pioneer Natural Resources Co.	1,807	420,073
Shell PLC	20,272	544,220
TC Energy Corp.	12,155	642,924
TotalEnergies SE	31,037	1,524,009
Ultrapar Participacoes SA	24,156	64,983
YPF SA, ADR*	4,849	20,560

TOTAL OIL, GAS & CONSUMABLE FUELS		$5,470,596

PERSONAL PRODUCTS – 0.1%
Kobayashi Pharmaceutical Co. Ltd.	484	33,006
Pola Orbis Holdings, Inc.	4,000	46,117
Unilever PLC	1,582	73,427

TOTAL PERSONAL PRODUCTS		$152,550

PHARMACEUTICALS – 6.2%
Astellas Pharma, Inc.	7,838	119,339
AstraZeneca PLC	6,818	909,802
AstraZeneca PLC, ADR	9,163	608,423
Bristol-Myers Squibb Co.	3,488	262,542
Chugai Pharmaceutical Co. Ltd.	3,140	94,091
Daiichi Sankyo Co. Ltd.	8,250	207,726
Eisai Co. Ltd.	925	40,285
Eli Lilly & Co.	3,652	1,066,859
GlaxoSmithKline PLC	539	12,150
Johnson & Johnson	10,454	1,886,529
Kissei Pharmaceutical Co. Ltd.	2,160	42,742
Kyowa Kirin Co. Ltd.	3,380	71,239

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	24

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
Merck & Co., Inc.	11,543	$1,023,749
Novartis AG	31,783	2,808,642
Novo Nordisk A/S, Class B	1,359	155,234
Ono Pharmaceutical Co. Ltd.	11,138	286,141
Otsuka Holdings Co. Ltd.	1,859	62,467
Pfizer, Inc.	41,794	2,050,832
Roche Holding AG	1,933	716,784
Roche Holding AG	168	67,493
Sanofi	1,179	124,614
Takeda Pharmaceutical Co. Ltd.	7,192	208,687
UCB SA	2,443	277,702

TOTAL PHARMACEUTICALS		$13,104,072

PROFESSIONAL SERVICES – 1.7%
Adecco Group AG*	3,991	154,012
BeNext-Yumeshin Group Co.	5,700	65,640
Bureau Veritas SA	43,530	1,250,474
Experian PLC	13,656	471,601
Hays PLC	49,886	76,617
Nihon M&A Center Holdings, Inc.	1,574	19,382
Pagegroup PLC	9,407	57,560
Recruit Holdings Co. Ltd.	2,818	102,242
Science Applications International Corp.	7,704	641,204
SGS SA	35	89,933
SThree PLC	6,603	30,439
Wolters Kluwer NV	5,996	605,493

TOTAL PROFESSIONAL SERVICES		$3,564,597

REAL ESTATE INVESTMENT TRUSTS – 2.2%
American Tower Corp.	3,398	818,986
British Land Co. PLC (The)	11,991	77,239
Brixmor Property Group, Inc.	21,232	538,868
Daiwa House REIT Investment Corp.	20	48,680
Japan Real Estate Investment Corp.	11	53,238
Land Securities Group PLC	8,216	77,054
Medical Properties Trust, Inc.	78,073	1,435,763
Nippon Building Fund, Inc.	11	57,104
Nomura Real Estate Master Fund, Inc.	36	45,199
Public Storage	3,441	1,278,332
Welltower, Inc.	2,955	268,344

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,698,807

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
CK Asset Holdings Ltd.	20,547	139,291
Daito Trust Construction Co. Ltd.	144	13,869
Mitsubishi Estate Co. Ltd.	19,304	281,193
Nexity SA	1,729	52,503
Swiss Prime Site AG	1,086	106,151

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$593,007

ROAD & RAIL – 1.3%
AMERCO	1,055	564,931
Canadian National Railway Co.	19,351	2,275,755
Go-Ahead Group PLC (The)*	2,320	27,526

TOTAL ROAD & RAIL		$2,868,212

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.3%
Disco Corp.	230	56,293

Description	Number of Shares	Value
Flat Glass Group Co. Ltd., Class H	50,649	$181,112
Intel Corp.	3,691	160,891
Marvell Technology, Inc.	6,979	405,340
Mimasu Semiconductor Industry Co. Ltd.	3,500	62,706
Miraial Co. Ltd.	2,160	27,517
Optorun Co. Ltd.	2,570	38,139
Rohm Co. Ltd.	1,440	100,600
Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	452,066
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,758	442,161
Texas Instruments, Inc.	4,789	815,327
Tokyo Seimitsu Co. Ltd.	1,015	34,917

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$2,777,069

SOFTWARE – 4.5%
ANSYS, Inc.*	543	149,700
Black Knight, Inc.*	17,982	1,183,036
Constellation Software, Inc.	1,214	1,910,676
Dassault Systemes SE	2,594	114,718
Kingdee International Software Group Co. Ltd.*	76,263	155,622
Microsoft Corp.	17,013	4,721,448
Oracle Corp.	3,409	250,221
Palo Alto Networks, Inc.*	890	499,539
Topicus.com, Inc.*	1,252	77,869
Trend Micro, Inc.	1,153	64,288
Tyler Technologies, Inc.*	485	191,434
Workday, Inc., Class A*	1,202	248,453

TOTAL SOFTWARE		$9,567,004

SPECIALTY RETAIL – 1.4%
Adastria Co. Ltd.	2,500	41,432
CarMax, Inc.*	4,854	416,376
CECONOMY AG	11,836	40,552
China Meidong Auto Holdings Ltd.	56,487	185,920
Hikari Tsushin, Inc.	607	71,076
Home Depot, Inc. (The)	1,294	388,718
Industria de Diseno Textil SA	18,818	394,562
Kingfisher PLC	18,260	57,584
K’s Holdings Corp.	5,350	52,982
Nitori Holdings Co. Ltd.	343	35,288
Shimamura Co. Ltd.	1,270	112,634
TJX Cos., Inc. (The)	7,135	437,233
Ulta Beauty, Inc.*	1,462	580,121
USS Co. Ltd.	1,984	33,030
Xebio Holdings Co. Ltd.	5,985	42,272
Zhongsheng Group Holdings Ltd.	12,500	82,598

TOTAL SPECIALTY RETAIL		$2,972,378

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 1.5%
Apple, Inc.	18,219	2,872,225
Canon, Inc.	3,477	80,003
Catcher Technology Co. Ltd.	16,144	78,997
Elecom Co. Ltd.	7,300	87,537
Maxell Ltd.	5,340	47,615
Quadient SA	3,440	64,333

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$3,230,710

ANNUAL REPORT / April 30, 2022

25	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

TEXTILES, APPAREL & LUXURY GOODS – 0.7%
Cie Financiere Richemont SA, Class A	2,943	$341,949
Hermes International	94	115,907
Li Ning Co. Ltd.	20,500	159,780
Lululemon Athletica, Inc.*	257	91,140
NIKE, Inc., Class B	4,958	618,263
Sanyo Shokai Ltd.*	2,000	12,963
Swatch Group AG (The)	351	90,082
Yue Yuen Industrial Holdings Ltd.*	30,623	45,043

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,475,127

TOBACCO – 0.3%
Philip Morris International, Inc.	7,026	702,600

TRADING COMPANIES & DISTRIBUTORS – 1.5%
AerCap Holdings NV*	8,899	415,672
Brenntag SE	14,622	1,128,284
Fastenal Co.	11,429	632,138
Inaba Denki Sangyo Co. Ltd.	2,300	45,109
ITOCHU Corp.	5,400	162,977
Marubeni Corp.	322	3,515
Mitsubishi Corp.	5,483	184,095
MonotaRO Co. Ltd.	2,265	38,908
Rexel SA*	3,164	64,813
SIG PLC*	25,745	13,310
Sumitomo Corp.	4,786	75,732
Triton International Ltd.	6,746	412,113

TOTAL TRADING COMPANIES & DISTRIBUTORS		$3,176,666

TRANSPORTATION INFRASTRUCTURE – 0.1%
Kamigumi Co. Ltd.	9,190	156,036

WATER UTILITIES – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	14,256	128,893
Severn Trent PLC	3,017	118,573

TOTAL WATER UTILITIES		$247,466

Description	Number of Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.8%
America Movil SAB de CV, Class L, ADR	2,055	$39,929
Empresa Nacional de Telecomunicaciones SA	14,868	54,310
KDDI Corp.	44,977	1,489,400
MTN Group Ltd.	2,488	26,388
SoftBank Corp.	5,412	62,984
Turkcell Iletisim Hizmetleri AS	35,434	51,405

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,724,416

TOTAL COMMON STOCKS (Cost $ 158,647,985)		$187,759,041

INVESTMENT COMPANIES – 0.7%

EQUITY FUNDS – 0.7%
iShares Core MSCI EAFE ETF	2,369	153,535
iShares MSCI ACWI ETF	13,107	1,202,305
NEXT FUNDS TOPIX ETF	3,770	57,890

TOTAL INVESTMENT COMPANIES (Cost $ 1,514,630)		$1,413,730

PREFERRED STOCK – 0.0%**

CONSUMER STAPLES – 0.0%**
Henkel AG & Co. KGaA 1.85%	1,631	104,729

TOTAL PREFERRED STOCK (Cost $ 126,100)		$104,729

MONEY MARKET FUND – 6.7%
Dreyfus Government Cash Management Fund, Institutional Shares 0.24%^	14,191,913	14,191,913

TOTAL MONEY MARKET FUND (Cost $ 14,191,913)		$14,191,913

TOTAL INVESTMENTS – 95.9% (COST $ 174,480,628)		$203,469,413

OTHER ASSETS LESS LIABILITIES – 4.1%		8,782,495

TOTAL NET ASSETS – 100.0%		$212,251,908

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Global Alpha Equities Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments in Securities
Common Stocks
Aerospace & Defense	$2,748,037	$2,264,389	$—	$5,012,426
Air Freight & Logistics	1,679,249	517,148	—	2,196,397
Airlines	—	150,652	—	150,652
Auto Components	—	817,473	—	817,473
Automobiles	83,350	1,947,799	—	2,031,149
Banks	3,196,268	2,975,863	—(a)	6,172,131
Beverages	1,297,434	1,731,326	—	3,028,760
Biotechnology	446,168	27,051	—	473,219
Building Products	1,024,359	586,435	—	1,610,794
Capital Markets	4,656,525	1,732,115	—	6,388,640
Chemicals	1,379,049	871,988	—	2,251,037
Commercial Services & Supplies	3,913,767	288,201	—	4,201,968
Communications Equipment	1,890,036	157,669	—	2,047,705
Construction & Engineering	—	1,574,213	—	1,574,213
Construction Materials	—	449,820	—	449,820
Consumer Finance	1,279,234	118,066	—	1,397,300
Containers & Packaging	405,394	10,599	—	415,993
Distributors	793,310	88,204	—	881,514
Diversified Consumer Services	—	8,836	—	8,836
Diversified Financial Services	3,001,002	1,616,481	—	4,617,483
Diversified Telecommunication Services	1,110,770	2,548,474	—	3,659,244
Electric Utilities	1,630,240	689,241	—	2,319,481
Electrical Equipment	—	604,283	—	604,283
Electronic Equipment, Instruments & Components	195,552	1,163,129	—	1,358,681
Energy Equipment & Services	40,356	225,227	—	265,583
Entertainment	423,300	449,167	—	872,467
Food & Staples Retailing	1,248,181	810,329	—	2,058,510
Food Products	1,655,965	1,889,061	—	3,545,026
Gas Utilities	481,812	361,887	—	843,699
Health Care Equipment & Supplies	3,512,625	935,226	—	4,447,851
Health Care Providers & Services	4,749,888	317,571	—	5,067,459
Health Care Technology	222,395	30,934	—	253,329
Hotels, Restaurants & Leisure	2,420,867	1,579,145	—	4,000,012
Household Durables	1,374,719	519,611	—	1,894,330
Household Products	1,932,496	965,447	—	2,897,943
Industrial Conglomerates	—	236,688	—	236,688
Insurance	11,089,137	6,555,616	—	17,644,753
Interactive Media & Services	3,432,160	1,283,682	—(a)	4,715,842
Internet & Direct Marketing Retail	2,563,163	856,277	—	3,419,440
IT Services	8,418,784	1,989,927	—	10,408,711
Leisure Products	—	126,864	—	126,864
Life Sciences Tools & Services	1,654,218	200,539	—	1,854,757
Machinery	2,971,015	2,229,542	—	5,200,557
Marine	—	68,934	—	68,934
Media	1,153,998	1,088,120	—	2,242,118
Metals & Mining	553,371	2,181,760	—	2,735,131
Multiline Retail	268,171	57,518	—	325,689
Multi-Utilities	679,682	1,803,154	—	2,482,836
Oil, Gas & Consumable Fuels	2,589,457	2,881,139	—	5,470,596
Personal Products	—	152,550	—	152,550

ANNUAL REPORT / April 30, 2022

27	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$6,898,934	$6,205,138	$—	$13,104,072
Professional Services	641,204	2,923,393	—	3,564,597
Real Estate Investment Trusts	4,340,293	358,514	—	4,698,807
Real Estate Management & Development	—	593,007	—	593,007
Road & Rail	2,840,686	27,526	—	2,868,212
Semiconductors & Semiconductor Equipment	1,823,719	953,350	—	2,777,069
Software	9,232,376	334,628	—	9,567,004
Specialty Retail	1,822,448	1,149,930	—	2,972,378
Technology Hardware, Storage & Peripherals	2,872,225	358,485	—	3,230,710
Textiles, Apparel & Luxury Goods	709,403	765,724	—	1,475,127
Tobacco	702,600	—	—	702,600
Trading Companies & Distributors	1,459,923	1,716,743	—	3,176,666
Transportation Infrastructure	—	156,036	—	156,036
Water Utilities	128,893	118,573	—	247,466
Wireless Telecommunication Services	94,239	1,630,177	—	1,724,416
Investment Companies	1,355,840	57,890	—	1,413,730
Preferred Stock	—	104,729	—	104,729
Money Market Fund	14,191,913	—	—	14,191,913

Total Investments in Securities	$133,280,200	$70,189,213	$—	$203,469,413

Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$1,194,323	$—	$1,194,323
Financial Futures Contracts	2,329,765	—	—	2,329,765

Total Assets - Other Financial Instruments	$2,329,765	$1,194,323	$—	$3,524,088

Liabilities
Other Financial Instruments!
Financial Futures Contracts	$(822,402)	$—	$—	$(822,402)

Total Liabilities - Other Financial Instruments	$(822,402)	$—	$—	$(822,402)

(a)	Includes internally fair valued securities currently priced at zero ($0).
!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.

**	Represents less than 0.05%.

^	7-Day net yield.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CAD	Canadian Dollar

ETF	Exchange-Traded Fund

EUR	Euro

GBP	British Pound Sterling

GDR	Global Depositary Receipt

JPY	Japanese Yen

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S&P	Standards & Poor’s

SpA	Societa per Azioni

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington Global Alpha Equities Fund (concluded)

At April 30, 2022, the Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS SOLD

6/15/2022	TD Securities Ltd.	8,975,000 CAD	$7,030,145	$6,985,481	$ 44,664	$—

6/15/2022	Deutsche Bank AG	3,482,000 GBP	4,672,548	4,378,776	293,772	—

6/15/2022	Deutsche Bank AG	4,431,000 EUR	4,965,467	4,685,120	280,347	—

6/15/2022	Morgan Stanley	579,600,000 JPY	5,049,493	4,473,953	575,540	—
UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$1,194,323	$—

At April 30, 2022, the Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)

SHORT POSITIONS:

EXCHANGE-TRADED:

E-Mini Russell 2000 Index	June 2022	67	$6,736,678	$6,235,355	$ 501,323	$ —

E-Mini S&P 500 Index	June 2022	120	25,596,790	24,765,000	831,790	—

E-Mini S&P Mid 400 Index	June 2022	61	15,617,866	15,220,110	397,756	—

Euro STOXX 50 Index	June 2022	101	3,920,047	3,980,706	—	(60,659)

FTSE 100 Index	June 2022	45	4,038,981	4,251,250	—	(212,269)

HSCE Index	May 2022	83	3,620,019	3,847,489	—	(227,470)

MSCI EAFE Index	June 2022	270	27,384,839	26,954,100	430,739	—

S&P TSX 60 Index	June 2022	28	5,625,830	5,457,673	168,157	—

TOPIX Index	June 2022	32	4,370,425	4,692,429	—	(322,004)

UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$2,329,765	$(822,402)

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2022. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Commodity Related Securities:
Investment Companies	43.1%
Exchange-Traded Funds	2.5%
Real Estate Related Securities:
Real Estate Investment Trusts	25.3%
Exchange-Traded Funds	7.3%
Common Stocks	5.8%
Investment Companies	1.5%
Rights	0.0%(1)
Inflation Related Securities:
Exchange-Traded Funds	12.2%
Cash Equivalents(2)	1.9%
Cash Collateral Invested for Securities on Loan(3)	0.0%(1)
Other Assets and Liabilities - Net(4)	0.4%
TOTAL	100.0%

(1)	Represents less than 0.05%.
(2)	Cash Equivalents include investments in a money market fund.
(3)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.
(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Number of Shares	Value
INFLATION RELATED SECURITIES – 12.2%

EXCHANGE-TRADED FUNDS – 12.2%

INFLATION-PROTECTED SECURITIES FUND – 12.2%
Schwab U.S. TIPS ETF	1,004,900	$59,409,688

TOTAL EXCHANGE-TRADED FUNDS (COST $62,429,002)		$59,409,688

TOTAL INFLATION RELATED SECURITIES (COST $62,429,002)		$59,409,688

REAL ESTATE RELATED SECURITIES – 39.9%

COMMON STOCKS - 5.8%

CONSTRUCTION & ENGINEERING – 0.0%**
Ashtrom Group Ltd.[0]	—	3

DIVERSIFIED – 0.1%

Argosy Property Ltd.	78,356	65,649

Centuria Capital Group	52,289	101,565

Nexus Industrial REIT	3,140	31,311

Nomura Real Estate Master Fund, Inc.	353	443,205

TOTAL DIVERSIFIED		$641,730

Description	Number of Shares	Value

DIVERSIFIED REAL ESTATE ACTIVITIES – 2.2%

Airport City Ltd.*	4,669	$103,945

Allreal Holding AG	1,130	213,144

Capitaland Investment Ltd.*	179,400	543,977

City Developments Ltd.	37,200	228,078

CRE, Inc.	2,000	24,807

Daito Trust Construction Co. Ltd.	5,100	491,191

Daiwa House Industry Co. Ltd.	49,900	1,199,606

DIC Asset AG	5,757	80,540

Far East Consortium International Ltd.	78,000	24,308

Gemdale Properties & Investment Corp. Ltd.	358,000	37,971

Hang Lung Properties Ltd.	138,000	263,935

Heiwa Real Estate Co. Ltd.	2,900	91,481

Isras Investment Co. Ltd.	124	30,223

JINUSHI Co. Ltd.	1,900	27,955

Kerry Properties Ltd.	54,500	147,375

Lendlease Corp. Ltd.	51,612	442,127

Mitsubishi Estate Co. Ltd.	104,200	1,517,838

Mitsui Fudosan Co. Ltd.	72,400	1,534,428

Nomura Real Estate Holdings, Inc.	11,500	280,206

OUE Ltd.	24,500	24,057

Property & Building Corp. Ltd.*	345	47,850

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

SAMTY Co. Ltd.	3,100	$50,069

Shinoken Group Co. Ltd.	3,200	24,918

Shun Tak Holdings Ltd.*	120,000	24,309

SRE Holdings Corp.*	300	6,189

St. Joe Co. (The)	2,328	123,873

Starts Corp., Inc.	3,100	57,456

Sumitomo Realty & Development Co. Ltd.	35,700	947,067

Sun Hung Kai Properties Ltd.	115,500	1,330,224

Tokyo Tatemono Co. Ltd.	15,800	222,763

Tokyu Fudosan Holdings Corp.	43,500	226,360

UOL Group Ltd.	36,500	191,791

Wharf Holdings Ltd. (The)	103,000	301,780

YH Dimri Construction & Development Ltd.	360	32,325

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$10,894,166

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	83,188	81,295

REAL ESTATE DEVELOPMENT – 0.6%

Aedas Homes SA	962	22,504

BUWOG AG Escrow Shares(1)	3,077	—

Cedar Woods Properties Ltd.	7,515	24,599

CK Asset Holdings Ltd.	141,500	959,249

DREAM Unlimited Corp., Class A	1,023	36,790

Forestar Group, Inc.*	1,558	25,411

Goldcrest Co. Ltd.	1,500	19,509

Greenland Hong Kong Holdings Ltd.	101,000	20,996

Henderson Land Development Co. Ltd.	97,735	395,242

Howard Hughes Corp. (The)*	3,098	310,698

Immobel SA	315	22,722

Instone Real Estate Group SE*	5,505	84,513

K Wah International Holdings Ltd.	135,000	50,593

Katitas Co. Ltd.	3,600	83,977

Lifestyle Communities Ltd.	7,218	76,073

Metrovacesa SA*	3,035	24,235

Nexity SA	3,297	100,117

Road King Infrastructure Ltd.	24,000	19,619

Selvaag Bolig ASA	6,948	32,824

Sino Land Co. Ltd.	232,000	306,654

Takara Leben Co. Ltd.	11,700	26,761

Tosei Corp.	2,300	19,353

Wing Tai Holdings Ltd.	39,000	48,949

Zhuguang Holdings Group Co. Ltd.	264,000	48,128

TOTAL REAL ESTATE DEVELOPMENT		$2,759,516

REAL ESTATE OPERATING COMPANIES – 2.8%

ADLER Group SA	4,168	31,750

Aeon Mall Co. Ltd.	6,300	76,656

AFI Properties Ltd.	503	30,332

Akelius Residential Property AB, Class D	21,145	39,193

Alony Hetz Properties & Investments Ltd.	10,189	166,756

Amot Investments Ltd.	11,366	86,277

Aroundtown SA	72,556	364,850

Ascendas India Trust	52,700	47,615

Atrium Ljungberg AB, Class B	4,173	68,236

Azrieli Group Ltd.	3,773	324,094

Description	Number of Shares	Value

Big Shopping Centers Ltd.	845	$127,695

Blue Square Real Estate Ltd.	878	78,444

Brack Capital Properties NV*	516	79,770

CA Immobilien Anlagen AG	3,292	92,975

Castellum AB	21,431	424,406

Catena AB	2,193	114,486

Cibus Nordic Real Estate AB	3,631	83,973

Citycon OYJ*	7,281	51,750

CTP NV	3,823	54,129

Deutsche EuroShop AG	2,964	49,108

Deutsche Wohnen SE	4,469	127,991

Dios Fastigheter AB	4,885	43,618

Entra ASA	12,454	205,338

Fabege AB	20,324	246,696

Fastighets AB Balder, Class B*	7,577	375,571

Gav-Yam Lands Corp. Ltd.	5,012	55,164

Gazit-Globe Ltd.	8,975	84,138

Grainger PLC	56,503	210,178

Grand City Properties SA	7,155	126,322

Hang Lung Group Ltd.	61,000	119,102

Helical PLC	12,067	65,619

Hongkong Land Holdings Ltd.	87,500	408,184

Hufvudstaden AB, Class A	9,573	124,039

Hulic Co. Ltd.	40,200	339,425

Hysan Development Co. Ltd.	45,001	132,403

Ichigo, Inc.	19,800	44,402

IMMOFINANZ AG*	6,559	158,678

Intershop Holding AG	64	41,676

Israel Canada T.R Ltd.	5,078	25,107

Keihanshin Building Co. Ltd.	4,900	50,996

Kennedy-Wilson Holdings, Inc.	8,578	193,434

K-fast Holding AB*	5,568	25,508

Kojamo OYJ	11,296	224,714

LEG Immobilien SE	6,045	619,797

Leopalace21 Corp.*	11,500	17,298

MAS P.L.C.	20,518	27,458

Mega Or Holdings Ltd.	1,172	44,627

Melisron Ltd.*	1,612	130,761

Mivne Real Estate KD Ltd.	40,332	151,116

Mobimo Holding AG	525	150,146

Norstar Holdings, Inc.	2,349	37,469

NP3 Fastigheter AB	2,223	61,778

Nyfosa AB	11,802	130,077

Pandox AB*	7,020	97,806

Phoenix Spree Deutschland Ltd.	8,227	36,521

Platzer Fastigheter Holding AB, Class B	4,270	43,369

PSP Swiss Property AG	3,434	432,794

S IMMO AG	4,007	96,177

Sagax AB, Class D	19,966	61,421

Sagax AB, Class B	11,986	306,176

Samhallsbyggnadsbolaget i Norden AB, Class D	21,008	55,111

Samhallsbyggnadsbolaget i Norden AB	81,133	254,852

Shurgard Self Storage SA	1,837	106,301

Sirius Real Estate Ltd.	80,598	122,510

ANNUAL REPORT / April 30, 2022

31	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Summit Real Estate Holdings Ltd.	1,437	$33,759

Swire Properties Ltd.	81,400	195,080

Swiss Prime Site AG	5,236	511,790

TAG Immobilien AG	10,888	217,601

TKP Corp.*	1,700	24,724

TOC Co. Ltd.	5,500	28,328

Tricon Residential, Inc.	20,417	295,452

VGP NV	671	174,525

Vonovia SE	56,849	2,264,921

Wallenstam AB, Class B	15,720	173,811

WeWork, Inc., Class A*	11,782	82,592

Wharf Real Estate Investment Co. Ltd.	116,000	546,658

Wihlborgs Fastigheter AB	9,216	159,784

TOTAL REAL ESTATE OPERATING COMPANIES		$13,513,388

RETAIL – 0.1%

Eurocommercial Properties NV	3,704	89,622

Kiwi Property Group Ltd.	149,399	101,898

TOTAL RETAIL		$191,520

TOTAL COMMON STOCKS (COST $28,376,270)		$28,081,618

EXCHANGE-TRADED FUNDS – 7.3%

REAL ESTATE – 7.3%

BMO Commercial Property Trust Ltd.	64,435	95,108

Schwab U.S. REIT ETF#	819,200	19,644,416

Vanguard Global ex-U.S. Real Estate ETF	322,400	15,687,984

TOTAL REAL ESTATE		$35,427,508

TOTAL EXCHANGE-TRADED FUNDS (COST $28,954,228)		$35,427,508

INVESTMENT COMPANY – 1.5%

EQUITY FUNDS – 1.5%

Tortoise MLP & Pipeline Fund, Institutional Class	562,022	7,435,553

TOTAL INVESTMENT COMPANY (COST $7,027,273)		$7,435,553

REAL ESTATE INVESTMENT TRUSTS – 25.3%

DIVERSIFIED – 2.3%

Abacus Property Group	24,755	56,813

Activia Properties, Inc.	51	162,972

Alexander & Baldwin, Inc.	7,229	153,255

American Assets Trust, Inc.	3,942	144,277

Armada Hoffler Properties, Inc.	5,648	76,530

Artis REIT	4,368	44,576

British Land Co. PLC (The)	79,967	515,101

Broadstone Net Lease, Inc.	12,043	249,170

Charter Hall Group	34,900	375,085

Charter Hall Long Wale REIT	39,110	146,782

Cofinimmo SA	2,208	296,502

CTO Realty Growth, Inc.	78	4,974

Custodian REIT PLC	26,319	33,273

Daiwa House REIT Investment Corp.	159	387,006

DigitalBridge Group, Inc.*	38,475	267,786

Description	Number of Shares	Value

Empire State Realty Trust, Inc., Class A#	16,562	$143,096

ESCON Japan REIT Investment Corp.	25	25,718

Essential Properties Realty Trust, Inc.	9,175	220,200

Gecina SA	3,910	440,454

Gladstone Commercial Corp.	2,455	51,653

Global Net Lease, Inc.	11,392	159,830

Goodman Property Trust	75,368	109,712

GPT Group (The)	137,627	489,248

Growthpoint Properties Australia Ltd.	18,802	57,832

H&R REIT	9,804	97,533

Hankyu Hanshin REIT, Inc.	53	60,230

Heiwa REIT, Inc.	76	87,059

Hulic REIT, Inc.	84	104,348

ICADE	2,206	131,711

Irongate Group	38,695	52,324

Land Securities Group PLC	56,295	527,967

Lar Espana Real Estate Socimi SA*	4,971	26,053

LondonMetric Property PLC	68,234	230,622

LXI REIT PLC	50,319	93,404

Mapletree North Asia Commercial Trust	155,600	134,388

Merlin Properties Socimi SA	24,811	269,538

Mirvac Group	282,511	477,470

NIPPON REIT Investment Corp.	32	91,725

NTT UD REIT Investment Corp.	112	129,370

One Liberty Properties, Inc.	890	25,499

Picton Property Income Ltd. (The)	63,920	81,457

PS Business Parks, Inc.	1,507	282,110

REIT 1 Ltd.	11,700	75,902

Samty Residential Investment Corp.	61	61,644

Schroder REIT Ltd.	45,679	32,706

Sekisui House REIT, Inc.	332	194,270

Standard Life Investment Property Income Trust Ltd.	30,168	31,126

Star Asia Investment Corp.	118	53,847

Stockland	178,678	517,171

STORE Capital Corp.	18,388	522,771

Sunlight REIT	139,000	67,910

Suntec REIT	165,700	218,901

Takara Leben Real Estate Investment Corp.	22	20,504

Tokyu REIT, Inc.	73	102,335

Tosei REIT Investment Corp.	15	15,201

UK Commercial Property REIT Ltd.	66,143	72,876

United Urban Investment Corp.	234	256,028

Washington REIT	6,691	161,186

WP Carey, Inc.	14,267	1,152,346

Yuexiu REIT	325,000	129,813

TOTAL DIVERSIFIED		$11,201,190

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Sella Capital Real Estate Ltd.	19,590	66,345

HEALTH CARE – 2.1%

Aedifica SA	2,721	322,528

Arena REIT	35,122	118,860

Assura PLC	223,286	184,221

CareTrust REIT, Inc.	7,032	113,989

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	32

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Community Healthcare Trust, Inc.	1,841	$67,786

Diversified Healthcare Trust	13,843	31,147

Global Medical REIT, Inc.	4,029	59,468

Health Care & Medical Investment Corp.	33	40,045

Healthcare Realty Trust, Inc.	11,056	299,396

Healthcare Trust of America, Inc., Class A	16,530	503,504

Healthpeak Properties, Inc.	40,392	1,325,261

Impact Healthcare REIT PLC	25,109	39,231

LTC Properties, Inc.	3,551	117,183

Medical Properties Trust, Inc.	44,680	821,665

National Health Investors, Inc.	3,223	166,081

NorthWest Healthcare Properties REIT	8,578	88,474

Omega Healthcare Investors, Inc.	17,906	456,245

Parkway Life REIT	31,100	108,367

Physicians Realty Trust	17,052	292,271

Primary Health Properties PLC	106,029	192,285

Sabra Health Care REIT, Inc.	17,135	200,137

Universal Health Realty Income Trust	1,459	73,227

Ventas, Inc.	29,910	1,661,500

Vital Healthcare Property Trust	43,421	87,459

Welltower, Inc.	32,615	2,961,769

TOTAL HEALTH CARE		$10,332,099

HOTEL & RESORT – 0.8%

Apple Hospitality REIT, Inc.	15,913	281,501

Ascott Residence Trust	148,600	123,454

Ashford Hospitality Trust, Inc.*	3,724	26,254

Braemar Hotels & Resorts, Inc.	5,100	30,906

CDL Hospitality Trusts	53,300	51,226

Chatham Lodging Trust*	5,931	85,169

DiamondRock Hospitality Co.*	16,133	171,333

Far East Hospitality Trust	94,900	45,715

Hersha Hospitality Trust*	6,231	60,939

Hoshino Resorts REIT, Inc.	14	72,221

Host Hotels & Resorts, Inc.	53,501	1,088,745

Invincible Investment Corp.	423	137,931

Japan Hotel REIT Investment Corp.	307	155,921

Mori Trust Hotel REIT, Inc.	19	18,852

Park Hotels & Resorts, Inc.	16,887	332,843

Pebblebrook Hotel Trust	9,845	240,415

RLJ Lodging Trust	11,588	162,464

Ryman Hospitality Properties, Inc.*	4,019	375,696

Service Properties Trust	10,529	85,496

Summit Hotel Properties, Inc.*	9,200	90,804

Sunstone Hotel Investors, Inc.*	16,435	201,329

Xenia Hotels & Resorts, Inc.*	8,558	165,084

TOTAL HOTEL & RESORT		$4,004,298

INDUSTRIAL – 4.8%

AIMS APAC REIT	23,200	23,724

Americold Realty Trust	19,989	527,310

Ascendas REIT	251,500	517,456

Centuria Industrial REIT	31,371	87,425

CRE Logistics REIT, Inc.	151	230,918

Dexus Industria REIT	20,663	49,638

Dream Industrial REIT	7,428	86,501

Description	Number of Shares	Value

Duke Realty Corp.	28,536	$1,562,346

EastGroup Properties, Inc.	3,048	571,500

ESR-REIT	212,393	59,896

First Industrial Realty Trust, Inc.	9,763	566,254

Frasers Logistics & Commercial Trust	286,420	298,267

GLP J-REIT	336	453,390

Goodman Group	127,386	2,120,199

Granite REIT	2,345	173,669

Indus Realty Trust, Inc.	409	29,223

Industrial & Infrastructure Fund Investment Corp.	155	222,407

Industrial Logistics Properties Trust	5,680	91,789

Innovative Industrial Properties, Inc.	2,206	318,966

Itochu Advance Logistics Investment Corp.	45	55,590

Japan Logistics Fund, Inc.	60	146,430

LaSalle Logiport REIT	131	177,230

LXP Industrial Trust	20,795	260,977

Mapletree Industrial Trust	144,270	271,095

Mapletree Logistics Trust	215,850	277,221

Mitsubishi Estate Logistics REIT Investment Corp.	33	118,395

Mitsui Fudosan Logistics Park, Inc.	41	175,784

Montea NV	852	101,725

Nippon Prologis REIT, Inc.	200	553,554

Plymouth Industrial REIT, Inc.	1,334	32,176

Prologis, Inc.	55,397	8,879,584

Rexford Industrial Realty, Inc.	11,996	936,168

Segro PLC	90,098	1,508,430

SOSiLA Logistics REIT, Inc.	44	53,484

STAG Industrial, Inc.	13,114	489,414

Summit Industrial Income REIT	5,451	86,306

Terreno Realty Corp.	5,624	409,146

Tritax Big Box REIT PLC	139,952	427,227

Warehouses De Pauw	10,155	390,665

TOTAL INDUSTRIAL		$23,341,479

OFFICE – 2.6%

Alexandria Real Estate Equities, Inc.	10,566	1,924,703

Allied Properties REIT	4,366	141,823

Befimmo SA	1,911	95,392

Boston Properties, Inc.	10,651	1,252,558

Brandywine Realty Trust	12,808	149,469

Centuria Office REIT	24,030	37,047

Champion REIT	160,000	70,068

City Office REIT, Inc.	2,823	41,893

Corporate Office Properties Trust	8,416	224,623

Cousins Properties, Inc.	11,141	399,962

Covivio	3,544	252,395

Creative Media & Community Trust Corp.	2,771	19,591

Cromwell Property Group	100,827	60,513

Daiwa Office Investment Corp.	20	113,225

Derwent London PLC	8,407	318,978

Dexus	80,506	629,442

Douglas Emmett, Inc.	13,136	386,987

Dream Office REIT	3,839	77,697

Easterly Government Properties, Inc.	6,884	131,140

ANNUAL REPORT / April 30, 2022

33	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Equity Commonwealth*	8,929	$233,851

Franklin Street Properties Corp.	4,642	23,953

GDI Property Group Partnership	37,938	30,173

Global One Real Estate Investment Corp.	81	69,433

Great Portland Estates PLC	19,726	167,551

Hibernia REIT PLC	45,997	78,906

Highwoods Properties, Inc.	7,822	319,451

Hudson Pacific Properties, Inc.	11,425	265,974

Ichigo Office REIT Investment Corp.	138	88,584

Inmobiliaria Colonial Socimi SA	17,931	149,103

Intervest Offices & Warehouses NV	1,339	39,804

IREIT Global	105,618	48,789

Japan Excellent, Inc.	80	78,495

Japan Prime Realty Investment Corp.	71	215,397

Japan Real Estate Investment Corp.	104	503,345

JBG SMITH Properties	8,739	230,360

Kenedix Office Investment Corp.	33	172,481

Keppel Pacific Oak U.S. REIT	91,600	66,337

Keppel REIT	160,800	140,875

Kilroy Realty Corp.	7,854	549,780

Manulife U.S. REIT	114,200	71,147

Mirai Corp.	131	50,885

Mori Hills REIT Investment Corp.	113	128,158

Mori Trust Sogo REIT, Inc.	82	89,287

Nippon Building Fund, Inc.	123	638,531

NSI NV	1,341	52,456

Office Properties Income Trust	2,647	57,228

One REIT, Inc.	24	50,947

Orion Office REIT, Inc.	3,447	46,259

Orix JREIT, Inc.	203	274,399

Paramount Group, Inc.	12,098	115,052

Piedmont Office Realty Trust, Inc., Class A	8,927	143,725

Prime U.S. REIT	47,300	34,847

Prosperity REIT	87,000	29,830

Regional REIT Ltd.	34,529	36,882

Sankei Real Estate, Inc.	41	31,253

SL Green Realty Corp.	4,622	319,935

True North Commercial REIT	3,946	20,887

Veris Residential, Inc.*	5,633	90,184

Vornado Realty Trust	11,422	442,146

Workspace Group PLC	10,610	88,790

TOTAL OFFICE		$12,612,976

REAL ESTATE OPERATING COMPANIES – 0.0%**

CLS Holdings PLC	27,220	69,565

RESIDENTIAL – 4.1%

Advance Residence Investment Corp.	96	262,887

Altarea SCA	322	49,284

American Campus Communities, Inc.	10,416	673,603

American Homes 4 Rent, Class A	22,102	875,460

Apartment Income REIT Corp.	11,750	577,748

Apartment Investment & Management Co., Class A*	12,505	78,782

AvalonBay Communities, Inc.	10,471	2,381,943

Bluerock Residential Growth REIT, Inc.	5,964	158,702

Description	Number of Shares	Value

Boardwalk REIT	1,785	$78,325

Camden Property Trust	7,657	1,201,307

Canadian Apartment Properties REIT	6,196	242,699

Care Property Invest NV	2,075	52,776

Centerspace	1,365	125,935

Civitas Social Housing PLC	38,950	42,051

Clipper Realty, Inc.	9,929	88,666

Comforia Residential REIT, Inc.	44	109,640

Daiwa Securities Living Investments Corp.	170	149,616

Empiric Student Property PLC*	33,044	37,889

Equity LifeStyle Properties, Inc.	12,810	989,957

Equity Residential	25,571	2,084,037

Essex Property Trust, Inc.	4,877	1,605,850

Home REIT PLC	42,087	64,895

Independence Realty Trust, Inc.	14,090	384,093

Ingenia Communities Group	29,693	97,753

InterRent REIT	6,334	69,570

Invitation Homes, Inc.	44,715	1,780,551

Irish Residential Properties REIT PLC	33,709	51,786

Kenedix Residential Next Investment Corp.	69	110,996

Killam Apartment REIT	4,993	78,549

Mid-America Apartment Communities, Inc.	8,628	1,696,955

Minto Apartment REIT	1,676	25,649

Morguard North American Residential REIT	1,808	25,966

NexPoint Residential Trust, Inc.	1,707	152,196

Nippon Accommodations Fund, Inc.	36	177,315

Preferred Apartment Communities, Inc.	3,946	98,176

PRS REIT PLC (The)	22,166	30,131

Starts Proceed Investment Corp.	19	34,038

Sun Communities, Inc.	8,690	1,525,703

Triple Point Social Housing REIT PLC	18,395	20,288

UDR, Inc.	22,385	1,191,106

UMH Properties, Inc.	3,166	74,464

UNITE Group PLC (The)	29,896	423,334

Xior Student Housing NV	1,208	64,527

TOTAL RESIDENTIAL		$20,045,198

RETAIL – 4.3%

Acadia Realty Trust	6,746	141,126

AEON REIT Investment Corp.	129	148,107

Agree Realty Corp.	5,228	355,086

Alexander’s, Inc.	134	33,255

Brixmor Property Group, Inc.	22,253	564,781

BWP Trust	42,243	122,783

Capital & Counties Properties PLC	61,516	127,102

CapitaLand China Trust	95,600	80,326

CapitaLand Integrated Commercial Trust	373,947	626,583

Carmila SA	5,913	91,977

Cedar Realty Trust, Inc.	1,089	30,906

Charter Hall Retail REIT	42,978	134,253

Choice Properties REIT	13,407	158,423

Crombie REIT	3,280	44,707

CT REIT	6,101	84,297

Federal Realty Investment Trust	5,296	619,950

First Capital REIT	6,984	93,073

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Fortune REIT	108,000	$94,362

Frasers Centrepoint Trust	92,623	163,113

Frontier Real Estate Investment Corp.	38	147,233

Fukuoka REIT Corp.	64	80,042

Getty Realty Corp.	3,846	103,496

Hamborner REIT AG	9,415	87,873

Hammerson PLC	292,015	105,427

Home Consortium Ltd.	37,195	175,362

HomeCo Daily Needs REIT	152,785	153,527

InvenTrust Properties Corp.	3,415	103,440

Japan Metropolitan Fund Invest	523	415,696

Kenedix Retail REIT Corp.	46	96,841

Kimco Realty Corp.	46,188	1,169,942

Kite Realty Group Trust	16,411	365,965

Klepierre SA*	14,343	343,309

Lendlease Global Commercial REIT	145,125	82,896

Link REIT	156,800	1,354,405

Macerich Co. (The)	15,397	193,232

Mapletree Commercial Trust	167,423	225,171

Mercialys SA	4,343	41,940

National Retail Properties, Inc.	13,159	576,891

Necessity Retail REIT, Inc. (The)	10,965	81,909

NETSTREIT Corp.	2,616	56,558

NewRiver REIT PLC	17,295	19,074

Phillips Edison & Co., Inc.	9,101	308,160

Primaris REIT	2,451	26,367

Realty Income Corp.	42,392	2,940,309

Regency Centers Corp.	11,546	794,711

Retail Estates NV	1,199	91,324

Retail Opportunity Investments Corp.	9,089	169,328

RioCan REIT	11,648	217,609

RPT Realty	7,659	101,788

Sasseur REIT	61,100	36,789

Saul Centers, Inc.	944	48,720

Scentre Group	388,909	810,297

Seritage Growth Properties, Class A*	3,490	34,551

Shaftesbury PLC	22,485	168,380

Shopping Centres Australasia Property Group	83,555	178,828

Simon Property Group, Inc.	24,622	2,905,396

SITE Centers Corp.	13,438	213,664

SmartCentres REIT	7,835	190,836

SPH REIT	137,600	97,016

Spirit Realty Capital, Inc.	9,240	401,478

Starhill Global REIT	158,600	67,901

Supermarket Income REIT PLC	56,375	88,815

Tanger Factory Outlet Centers, Inc.	7,925	127,830

Unibail-Rodamco-Westfield*	8,723	615,625

Urban Edge Properties	8,212	153,482

Urstadt Biddle Properties, Inc., Class A	3,106	53,889

Vastned Retail NV	2,088	53,070

Vicinity Centres	289,631	377,915

Waypoint REIT Ltd.	62,892	118,557

Wereldhave NV	2,996	48,865

Whitestone REIT	2,390	29,039

TOTAL RETAIL		$21,164,978

Description	Number of Shares	Value

SPECIALIZED – 4.3%

Big Yellow Group PLC	12,957	$234,159

Charter Hall Social Infrastructure REIT	35,768	101,253

CubeSmart	16,243	771,705

Digital Realty Trust, Inc.	21,264	3,107,095

EPR Properties	5,155	270,741

Equinix, Inc.	6,746	4,850,914

Extra Space Storage, Inc.	10,033	1,906,270

Farmland Partners, Inc.	2,902	42,717

Four Corners Property Trust, Inc.	6,477	177,858

Gaming and Leisure Properties, Inc.	16,966	752,951

Gladstone Land Corp.	2,194	79,862

Hotel Property Investments, REIT	17,262	49,392

Iron Mountain, Inc.	21,695	1,165,672

Keppel DC REIT	103,295	153,991

Life Storage, Inc.	6,145	814,151

National Storage Affiliates Trust	6,140	347,524

National Storage REIT	77,357	140,113

Public Storage	11,431	4,246,616

Rural Funds Group	17,455	37,524

Safehold, Inc.	948	40,811

Safestore Holdings PLC	15,779	248,232

VICI Properties, Inc.	45,277	1,349,707

TOTAL SPECIALIZED		$20,889,258

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $106,449,987)		$123,727,386

RIGHTS – 0.0%**

Mobimo Holding AG, Expire 05/03/22*	525	1,830

TOTAL RIGHTS (COST $0)		$1,830

TOTAL REAL ESTATE RELATED SECURITIES (COST $170,807,758)		$194,673,895

COMMODITY RELATED SECURITIES – 45.6%

EXCHANGE-TRADED FUNDS – 2.5%

COMMODITY – 2.5%

SPDR S&P Global Natural Resources ETF	204,800	12,222,464

TOTAL EXCHANGE-TRADED FUNDS (COST $8,867,611)		$12,222,464

INVESTMENT COMPANIES – 43.1%

COMMODITY – 43.1%

Vanguard Commodity Strategy Fund, Admiral Shares	1,272,380	44,978,639

DFA Commodity Strategy Portfolio, Institutional Class	23,380,724	140,985,766

Parametric Commodity Strategy Fund, Institutional Class	1,330,742	10,592,704

Credit Suisse Commodity Return Strategy Fund, Class I	428,773	13,986,561

TOTAL COMMODITY		$210,543,670

ANNUAL REPORT / April 30, 2022

35	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

TOTAL INVESTMENT COMPANIES (COST $174,586,866)		$210,543,670

TOTAL COMMODITY RELATED SECURITIES (COST $183,454,477)		$222,766,134

SHORT-TERM INVESTMENTS – 1.9%

MONEY MARKET FUND – 1.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%^	9,281,947	$9,281,947

TOTAL SHORT-TERM INVESTMENT (COST $9,281,947)		$9,281,947

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.0%**

REPURCHASE AGREEMENTS – 0.0%**

Bank of America Securities, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $15,864, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 2/01/36 to 4/01/52; total market value of $16,181.	$15,864	15,864

Daiwa Capital Markets America, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $15,864, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.63%, maturing 4/30/22 to 5/01/52; total market value of $16,181.	15,864	15,864

HSBC Securities USA, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $15,864, collateralized by U.S. Government Agency & Treasury Securities, 1.75% to 4.00%, maturing 4/30/22 to 11/20/50; total market value of $16,181.	15,864	15,864

Description	Par Value	Value

Nomura Securities International, Inc., 0.29%, dated 4/29/22, due 5/02/22, repurchase price $6,311, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 4/20/25 to 8/20/69; total market value of $6,437.	$6,311	$6,311

RBC Dominion Securities, Inc., 0.28%, dated 4/29/22, due 5/02/22, repurchase price $15,864, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.38%, maturing 6/30/22 to 4/01/52; total market value of $16,181.	15,864	15,864

Truist Securities, Inc., 0.31%, dated 4/29/22, due 5/02/22, repurchase price $15,864, collateralized by U.S. Government Agency & Treasury Securities, 1.50% to 4.00%, maturing 8/15/22 to 4/01/52; total market value of $16,181.	15,864	15,864

TOTAL REPURCHASE AGREEMENTS (COST $85,631)		$85,631

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $85,631)		$85,631

TOTAL INVESTMENTS – 99.6% (Cost $426,058,815)		$486,217,295

COLLATERAL FOR SECURITIES ON LOAN – (0.0%)**		(85,631)

OTHER ASSETS LESS LIABILITIES – 0.4%		1,996,100

TOTAL NET ASSETS – 100.0%		$488,127,764

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	36

Wilmington Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments in Securities
Inflation Related Securities
Exchange-Traded Funds	$59,409,688	$—	$—	$59,409,688
Real Estate Related Securities
Common Stocks
Construction & Engineering	—	3	—	3
Diversified	31,311	610,419	—	641,730
Diversified Real Estate Activities	123,873	10,770,293	—	10,894,166
Office	—	81,295	—	81,295
Real Estate Development	372,899	2,386,617	—(a)	2,759,516
Real Estate Operating Companies	571,478	12,941,910	—	13,513,388
Retail	—	191,520	—	191,520
Exchange-Traded Funds	35,332,400	95,108	—	35,427,508
Investment Company	7,435,553	—	—	7,435,553
Real Estate Investment Trusts
Diversified	3,756,792	7,444,398	—	11,201,190
Diversified Real Estate Activities	—	66,345	—	66,345
Health Care	9,239,103	1,092,996	—	10,332,099
Hotel & Resort	3,398,978	605,320	—	4,004,298
Industrial	15,070,967	8,270,512	—	23,341,479
Office	7,609,231	5,003,745	—	12,612,976
Real Estate Operating Companies	—	69,565	—	69,565
Residential	18,265,992	1,779,206	—	20,045,198
Retail	13,494,194	7,670,784	—	21,164,978
Specialized	19,924,594	964,664	—	20,889,258
Rights	1,830	—	—	1,830
Commodity Related Securities
Exchange-Traded Funds	12,222,464	—	—	12,222,464
Investment Companies	210,543,670	—	—	210,543,670
Money Market Fund	9,281,947	—	—	9,281,947
Repurchase Agreements	—	85,631	—	85,631

Total Investments in Securities	$426,086,964	$60,130,331	$—	$486,217,295

(a) Includes internally fair valued securities currently priced at zero ($0).

**	Represents less than 0.05%.
[0]	Rounds to less than 1 share.
*	Non-income producing security.
#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
^	7-Day net yield.
(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

ANNUAL REPORT / April 30, 2022

37	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (concluded)

The following acronyms are used throughout this Portfolio of Investments:

ETF	Exchange-Traded Fund
J-REIT	Japanese Real Estate Investment Trust
OYJ	Public Limited Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited Partnership With Share Capital
SPDR	Standard & Poor’s Depositary Receipt

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	38

April 30, 2022	Wilmington International Fund		Wilmington Global Alpha Equities Fund		Wilmington Real Asset Fund
ASSETS:
Investments, at identified cost	$640,471,034		$174,480,628		$426,058,815

Investments in securities, at value	$676,605,280	(a)	$203,469,413		$486,217,295	(b)
Cash	—		555		—
Deposits for financial futures contracts	1,262,561		5,568,144		—
Cash denominated in foreign currencies	3,585,926	(c)	364,373	(c)	209,147	(c)
Variation margin receivable for financial futures contracts	45,869		1,759,646		—
Income receivable	2,172,507		451,211		352,926
Foreign tax reclaim receivable	1,504,300		323,611		155,637
Due from broker	208		—		—
Receivable for shares sold	455,892		112,487		1,456,271
Unrealized appreciation on forward foreign currency contracts	—		1,194,323		—
Receivable for investments sold	770,957		493,982		86,457
Prepaid and other assets	31,078		32,419		145,576

TOTAL ASSETS	686,434,578		213,770,164		488,623,309

LIABILITIES:
Collateral for securities on loan	66,901,338		—		85,631
Due to custodian	1,133		—		1,581
Deferred foreign capital gains tax payable	33,042		4,715		—
Payable for investments purchased	1,598,536		1,187,616		—
Payable for shares redeemed	22,174		9,565		14,604
Payable to sub-advisors	182,645		97,929		22,304
Payable for Trustees’ fees	7,586		7,586		7,079
Payable for administration fees	16,389		5,510		12,646
Payable for distribution services fees	637		62		234
Payable for investment advisory fees	147,568		57,771		188,007
Other accrued expenses	227,440		147,502		163,459

TOTAL LIABILITIES	69,138,488		1,518,256		495,545

NET ASSETS	$617,296,090		$212,251,908		$488,127,764

NET ASSETS CONSIST OF:

Paid-in capital	$573,430,782		$200,190,229		$441,583,222
Distributable earnings (loss)	43,865,308		12,061,679		46,544,542

TOTAL NET ASSETS	$617,296,090		$212,251,908		$488,127,764

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$2,957,390		$295,245		$1,169,162

Shares outstanding (unlimited shares authorized)	350,351		25,280		71,721

Net Asset Value per share	$8.44		$11.68		$16.30

Offering Price per share*	$8.93	**	$12.36	**	$17.25	**

Class I
Net Assets	$614,338,700		$211,956,663		$486,958,602

Shares outstanding (unlimited shares authorized)	72,068,873		17,846,643		29,441,911

Net Asset Value and Offering Price per share	$8.52		$11.88		$16.54

(a)	Including $60,615,519 of securities on loan (Note 2).
(b)	Including $79,504 of securities on loan (Note 2).
(c)	Cost of cash denominated in foreign currencies was $3,593,167, $365,263 and $217,032, respectively .
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

39	STATEMENTS OF OPERATIONS

Year Ended April 30, 2022	Wilmington International Fund		Wilmington Global Alpha Equities Fund		Wilmington Real Asset Fund
INVESTMENT INCOME:
Dividends	$14,759,146	(a)	$3,451,829	(a)	$52,240,358 (a)
Interest	3,494		235		2,320
Securities lending income, net	145,707		—		85,315

TOTAL INVESTMENT INCOME	14,908,347		3,452,064		52,327,993

EXPENSES:
Investment advisory fees	5,671,387		3,190,301		2,444,132
Administration fees	211,398		64,058		148,396
Portfolio accounting and administration fees	367,368		102,917		138,381
Custodian fees	238,982		99,429		74,851
Transfer and dividend disbursing agent fees and expenses	95,370		58,273		60,018
Trustees’ fees	57,654		57,654		57,654
Professional fees	157,643		171,500		167,119
Distribution services fee—Class A	9,298		801		2,617
Shareholder services fee—Class A	9,298		801		2,617
Share registration costs	35,722		36,846		35,548
Printing and postage	15,438		12,019		7,641
Excise tax	—		—		111,764
Miscellaneous	64,943		37,681		50,150

TOTAL EXPENSES	6,934,501		3,832,280		3,300,888

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(948,058)		(1,193,362)		(24,338)
Reimbursement by administrator	—		—		(111,764)
Waiver of shareholder services fee—Class A	(9,298)		(801)		(2,617)

TOTAL WAIVERS AND REIMBURSEMENTS	(957,356)		(1,194,163)		(138,719)

Net expenses	5,977,145		2,638,117		3,162,169

Net investment income	8,931,202		813,947		49,165,824

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	34,582,038		7,009,751	(b)	21,671,155
Net realized gain (loss) on forward foreign currency contracts	(3,857)		710,317		(168)
Net realized gain (loss) on foreign currency transactions	(648,027)		218,336		25,031
Net realized gain (loss) on financial futures contracts	683,363		1,891,925		—
Net realized gain (loss)	34,613,517		9,830,329		21,696,018

Net change in unrealized appreciation (depreciation) on investments	(161,547,119	)(c)	(20,251,894	)(c)	5,660,247
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—		1,399,311		—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(325,895)		(44,149)		(41,065)
Net change in unrealized appreciation (depreciation) on financial futures contracts	1,048,655		4,424,561		—

Net change in unrealized appreciation (depreciation)	(160,824,359)		(14,472,171)		5,619,182

Net realized and unrealized gain (loss)	(126,210,842)		(4,641,842)		27,315,200

Change in net assets resulting from operations	$(117,279,640)		$(3,827,895)		$76,481,024

(a)	Net of foreign withholding taxes of $2,075,204, $678,205 and $269,862, respectively.
(b)	Net of foreign capital gains tax paid of $304.
(c)	Net of change in deferred foreign capital gains tax accrued of $9,454 and $2,325, respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	40

	Wilmington International Fund		Wilmington Global Alpha Equities Fund

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$8,931,202	$8,241,235	$813,947	$951,583
Net realized gain (loss)	34,613,517	28,615,935	9,830,329	(33,359,390)
Net change in unrealized appreciation (depreciation)	(160,824,359)	188,274,824	(14,472,171)	57,473,000

Change in net assets resulting from operations	(117,279,640)	225,131,994	(3,827,895)	25,065,193

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(140,818)	(53,943)	(1,534)	(5,953)
Class I	(27,489,939)	(10,011,086)	(1,127,043)	(4,303,804)

Total distributions to shareholders	(27,630,757)	(10,065,029)	(1,128,577)	(4,309,757)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	14,806	67,944	979	101,389
Class I	97,632,573	90,361,155	44,382,799	60,797,169
Distributions reinvested
Class A	129,098	46,666	1,534	5,059
Class I	12,890,244	2,180,439	347,409	3,105,237
Cost of shares redeemed
Class A	(475,838)	(377,606)	(24,737)	(19,709)
Class I	(65,462,154)	(106,543,959)	(34,055,348)	(90,307,965)

Change in net assets resulting from share transactions	44,728,729	(14,265,361)	10,652,636	(26,318,820)

Change in net assets	(100,181,668)	200,801,604	5,696,164	(5,563,384)

NET ASSETS:
Beginning of year	717,477,758	516,676,154	206,555,744	212,119,128

End of year	$617,296,090	$717,477,758	$212,251,908	$206,555,744

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,466	6,920	81	9,228
Class I	9,786,405	9,862,310	3,621,891	5,264,052
Distributions reinvested
Class A	12,730	5,369	127	438
Class I	1,264,315	248,495	28,245	264,726
Shares redeemed
Class A	(47,287)	(41,741)	(2,033)	(1,713)
Class I	(6,524,942)	(11,852,417)	(2,784,677)	(7,794,856)

Net change resulting from share transactions	4,492,687	(1,771,064)	863,634	(2,258,125)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

41	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Real Asset Fund

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$49,165,824	$3,190,541
Net realized gain (loss)	21,696,018	(8,261,466)
Net change in unrealized appreciation (depreciation)	5,619,182	79,219,009

Change in net assets resulting from operations	76,481,024	74,148,084

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,221)	(17,371)
Class I	(50,543,503)	(5,009,481)

Total distributions to shareholders	(50,653,724)	(5,026,852)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	125,187	74,933
Class I	93,457,658	229,046,473
Distributions reinvested
Class A	106,501	11,639
Class I	19,610,932	2,115,796
Cost of shares redeemed
Class A	(101,368)	(240,445)
Class I	(115,096,412)	(35,979,010)

Change in net assets resulting from share transactions	(1,897,502)	195,029,386

Change in net assets	23,929,798	264,150,618
NET ASSETS:
Beginning of year	464,197,966	200,047,348

End of year	$488,127,764	$464,197,966

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	7,512	5,600
Class I	5,648,957	15,928,941
Distributions reinvested
Class A	6,699	879
Class I	1,216,232	154,311
Shares redeemed
Class A	(6,323)	(18,291)
Class I	(6,788,203)	(2,687,031)

Net change resulting from share transactions	84,874	13,384,409

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	42

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

CLASS A
Net Asset Value, Beginning of Year	$10.47	$7.35	$8.52	$9.11	$7.86
Income (Loss) From Operations:
Net Investment Income(a)	0.10	0.10	0.13	0.14	0.08
Net Realized and Unrealized Gain (Loss)	(1.75)	3.16	(1.17)	(0.51)	1.26

Total Income (Loss) From Operations	(1.65)	3.26	(1.04)	(0.37)	1.34

Less Distributions From:
Net Investment Income	(0.16)	(0.14)	(0.13)	(0.14)	(0.09)
Net Realized Gains	(0.22)	—	—	(0.08)	—

Total Distributions	(0.38)	(0.14)	(0.13)	(0.22)	(0.09)

Net Asset Value, End of Year	$8.44	$10.47	$7.35	$8.52	$9.11

Total Return(b)	(16.31)%	44.67%	(12.35)%	(4.07)%	17.18%
Net Assets, End of Year (000’s)	$2,957	$4,015	$3,036	$4,871	$5,473
Ratios to Average Net Assets
Gross Expense(c)	1.48%	1.48%	1.50%	1.50%	1.48%
Net Expense(c),(d)	1.10%	1.06%	0.98%	1.00%	1.04%
Net Investment Income	1.00%	1.10%	1.57%	1.69%	0.93%
Portfolio Turnover Rate	71%	74%	79%	70%	75%

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

CLASS I
Net Asset Value, Beginning of Year	$10.56	$7.41	$8.59	$9.18	$7.92
Income (Loss) From Operations:
Net Investment Income(a)	0.13	0.12	0.13	0.17	0.09
Net Realized and Unrealized Gain (Loss)	(1.77)	3.18	(1.17)	(0.53)	1.27

Total Income (Loss) From Operations	(1.64)	3.30	(1.04)	(0.36)	1.36

Less Distributions From:
Net Investment Income	(0.18)	(0.15)	(0.14)	(0.15)	(0.10)
Net Realized Gains	(0.22)	—	—	(0.08)	—

Total Distributions	(0.40)	(0.15)	(0.14)	(0.23)	(0.10)

Net Asset Value, End of Year	$8.52	$10.56	$7.41	$8.59	$9.18

Total Return(b)	(16.10)%	44.92%	(12.28)%	(3.91)%	17.29%
Net Assets, End of Year (000’s)	$614,339	$713,463	$513,640	$570,749	$655,810
Ratios to Average Net Assets
Gross Expense(c)	0.99%	1.16%	1.25%	1.26%	1.23%
Net Expense(c),(d)	0.85%	0.85%	0.85%	0.87%	0.91%
Net Investment Income	1.27%	1.32%	1.58%	1.95%	1.06%
Portfolio Turnover Rate	71%	74%	79%	70%	75%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

43	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

CLASS A
Net Asset Value, Beginning of Year	$11.97	$10.87	$11.28	$10.99	$10.54
Income (Loss) From Operations:
Net Investment Income(a)	0.01	0.02	0.07	0.09	0.05
Net Realized and Unrealized Gain (Loss)	(0.24)	1.31	(0.35)	0.33	0.52

Total Income (Loss) From Operations	(0.23)	1.33	(0.28)	0.42	0.57

Less Distributions From:
Net Investment Income	(0.06)	(0.06)	(0.13)	(0.13)	(0.12)
Net Realized Gains	—	(0.17)	—	—	—

Total Distributions	(0.06)	(0.23)	(0.13)	(0.13)	(0.12)

Net Asset Value, End of Year	$11.68	$11.97	$10.87	$11.28	$10.99

Total Return(b)	(1.97)%	12.27%	(2.57)%	3.87%	5.41%
Net Assets, End of Year (000’s)	$295	$324	$208	$125	$132
Ratios to Average Net Assets
Gross Expense(c)	2.30%	2.30%	2.29%	2.36%	2.46%
Net Expense(c),(d)	1.49%	1.49%	1.49%	1.49%	1.50%
Net Investment Income	0.12%	0.19%	0.63%	0.78%	0.42%
Portfolio Turnover Rate	44%	58%	84%	61%	58%

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

CLASS I
Net Asset Value, Beginning of Year	$12.14	$11.01	$11.40	$11.08	$10.61
Income (Loss) From Operations:
Net Investment Income(a)	0.05	0.05	0.09	0.11	0.11
Net Realized and Unrealized Gain (Loss)	(0.25)	1.31	(0.34)	0.34	0.49

Total Income (Loss) From Operations	(0.20)	1.36	(0.25)	0.45	0.60

Less Distributions From:
Net Investment Income	(0.06)	(0.06)	(0.14)	(0.13)	(0.13)
Net Realized Gains	—	(0.17)	—	—	—

Total Distributions	(0.06)	(0.23)	(0.14)	(0.13)	(0.13)

Net Asset Value, End of Year	$11.88	$12.14	$11.01	$11.40	$11.08

Total Return(b)	(1.63)%	12.46%	(2.31)%	4.18%	5.63%
Net Assets, End of Year (000’s)	$211,957	$206,232	$211,911	$168,199	$156,369
Ratios to Average Net Assets
Gross Expense(c)	1.80%	1.99%	2.04%	2.11%	2.21%
Net Expense(c),(d)	1.24%	1.24%	1.24%	1.24%	1.25%
Net Investment Income	0.38%	0.44%	0.82%	1.02%	1.03%
Portfolio Turnover Rate	44%	58%	84%	61%	58%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	44

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

CLASS A
Net Asset Value, Beginning of Year	$15.58		$12.33		$14.40	$14.48	$13.87
Income (Loss) From Operations:
Net Investment Income(a)	1.64	(b)	0.17		0.45	0.34	0.35
Net Realized and Unrealized Gain (Loss)	0.82		3.32		(2.03)	(0.07)	0.63

Total Income (Loss) From Operations	2.46		3.49		(1.58)	0.27	0.98

Less Distributions From:
Net Investment Income	(1.74)		(0.24)		(0.49)	(0.35)	(0.37)

Total Distributions	(1.74)		(0.24)		(0.49)	(0.35)	(0.37)

Net Asset Value, End of Year	$16.30		$15.58		$12.33	$14.40	$14.48

Total Return(c)	16.34%		28.65%		(11.35)%	2.05%	7.11%
Net Assets, End of Year (000’s)	$1,169		$995		$932	$1,173	$1,297
Ratios to Average Net Assets
Gross Expense(d)	1.17%		1.30%		1.30%	1.32%	1.32%
Net Expense(d),(e)	0.89%		0.96%		0.96%	0.96%	0.99%
Net Investment Income	10.04	%(b)	1.25%		3.16%	2.44%	2.46%
Portfolio Turnover Rate	32%		40	%(f)	411%	347%	438%

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

CLASS I
Net Asset Value, Beginning of Year	$15.77		$12.47		$14.56	$14.63	$14.01
Income (Loss) From Operations:
Net Investment Income(a)	1.65	(b)	0.17		0.49	0.38	0.40
Net Realized and Unrealized Gain (Loss)	0.89		3.40		(2.06)	(0.07)	0.62

Total Income (Loss) From Operations	2.54		3.57		(1.57)	0.31	1.02

Less Distributions From:
Net Investment Income	(1.77)		(0.27)		(0.52)	(0.38)	(0.40)

Total Distributions	(1.77)		(0.27)		(0.52)	(0.38)	(0.40)

Net Asset Value, End of Year	$16.54		$15.77		$12.47	$14.56	$14.63

Total Return(c)	16.66%		29.00%		(11.13)%	2.29%	7.31%
Net Assets, End of Year (000’s)	$486,959		$463,203		$199,115	$309,654	$307,734
Ratios to Average Net Assets
Gross Expense(d)	0.67%		0.93%		1.05%	1.07%	1.07%
Net Expense(d),(e)	0.64%		0.71%		0.71%	0.71%	0.74%
Net Investment Income	9.98	%(b)	1.18%		3.41%	2.69%	2.74%
Portfolio Turnover Rate	32%		40	%(f)	411%	347%	438%

(a)	Per share amounts have been calculated using the average shares method.

(b)

The net investment income earned by the Fund increased significantly during the fiscal year ended April 30, 2022 due to larger than usual net investment income distributions from the commodity-related investments in its portfolio.

(c)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(d)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(e)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(f)	In 2020, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the year ended April 30, 2021 was significantly lower than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

45	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2022

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 3 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

(d) Diversified

The Funds offer Class A and Class I shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

•	for all other securities, at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (‘‘Trustees’’).

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securi-

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	46

ties, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Wilmington International Fund, the Wilmington Global Alpha Equities and the Wilmington Real Asset Fund may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2022, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
International Fund
Daiwa Capital Markets America	$12,711,316	$12,711,316	$—	$—
Nomura Securities International, Inc.	4,208,706	4,208,706	—	—
RBC Dominion Securities, Inc.	12,711,316	12,711,316	—	—

	$29,631,338	$29,631,338	$—	$—

Real Asset Fund
Bank of America Securities, Inc.	$15,864	$15,864	$—	$—
Daiwa Capital Markets America	15,864	15,864	—	—
HSBC Securities USA, Inc.	15,864	15,864	—	—
Nomura Securities International, Inc.	6,311	6,311	—	—
RBC Dominion Securities, Inc.	15,864	15,864	—	—
Truist Securities, Inc.	15,864	15,864	—	—

	$85,631	$85,631	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment

ANNUAL REPORT / April 30, 2022

47	NOTES TO FINANCIAL STATEMENTS (continued)

of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Distributions received from real estate investment trusts (“REITs”) are recorded as dividend income, capital gain, or return of capital as reported by such REITs, or based on management’s estimates to the extent actual information has not been reported. Estimates are adjusted to the actual amounts when the amounts are determined. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statements of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statements of Operations. During the year ended April 30, 2022, there were no short sales transactions.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	48

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2022, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)
International Fund	$60,615,519	$60,615,519	$—
Real Asset Fund	79,504	79,504	—

(1)

Collateral with a value of $66,901,338 and $85,631, respectively, has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, and financial futures contracts, may exceed amounts recognized on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

For the year ended April 30, 2022, the International Fund and Global Alpha Equities Fund used equity index futures contracts to manage equity market exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities and the fair value of the Funds’ derivative investments categorized by primary risk exposure as of April 30, 2022.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts**	Unrealized depreciation on forward foreign currency contracts**

*

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The amount presented below is the cumulative unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2022.

**	The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

ANNUAL REPORT / April 30, 2022

49	NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts
International Fund
Financial Futures Contracts	$439,380	$439,380	$—

Totals	$439,380	$439,380	$—

Global Alpha Equities Fund
Financial Futures Contracts	$2,329,765	$2,329,765	$—
Forward Foreign Currency Contracts	1,194,323	—	1,194,323

Totals	$3,524,088	$2,329,765	$1,194,323

	Liability Derivatives Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts
Global Alpha Equities Fund
Financial Futures Contracts	$(822,402)	$(822,402)	$—

Totals	$(822,402)	$(822,402)	$—

The following is a summary of the location of realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended April 30, 2022.

Derivative Type	Location on the Statements of Operations

Equity contracts	Net realized gain (loss) on financial futures contracts.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

	Net Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts
International Fund
Financial Futures Contracts	$683,363	$683,363	$—
Forward Foreign Currency Contracts	(3,857)	—	(3,857)

Totals	$679,506	$683,363	$(3,857)

Global Alpha Equities Fund
Financial Futures Contracts	$1,891,925	$1,891,925	$—
Forward Foreign Currency Contracts	710,317	—	710,317

Totals	$2,602,242	$1,891,925	$710,317

Real Asset Fund
Forward Foreign Currency Contracts	$(168)	$—	$(168)

Totals	$(168)	$—	$(168)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts
International Fund
Financial Futures Contracts	$1,048,655	$1,048,655	$—

Totals	$1,048,655	$1,048,655	$—

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	50

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts
Global Alpha Equities Fund
Financial Futures Contracts	$4,424,561	$4,424,561	$—
Forward Foreign Currency Contracts	1,399,311	—	1,399,311

Totals	$5,823,872	$4,424,561	$1,399,311

The average quarterly volume of derivative activities for the year ended April 30, 2022 are as follows.

	Asset Derivative Volume
Fund	Financial Futures Contracts(1)	Forward Foreign Currency Contracts(2)
International Fund	$12,587,554	$ —
Global Alpha Equities Fund	—	19,633,782

Fund	Liability Derivative Volume Financial Futures Contracts(1)
Global Alpha Equities Fund	$100,118,607

    (1)   Notional Amount.

    (2)   Contract Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to each Fund is held in a segregated account by each Fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statements of Assets and Liabilities.

At April 30, 2022, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure of Derivative Assets(2)
Global Alpha Equities Fund
TD Securities Ltd.	$44,664	$—	$—	$—	$44,664
Deutsche Bank AG	574,119	—	—	—	574,119
Morgan Stanley	575,540	—	—	—	575,540

Total Derivative Assets	$1,194,323	$—	$—	$—	$1,194,323

(1)   Excess of collateral received is not shown for financial reporting purposes.

(2)   Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

4.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

To avoid a 4% excise tax, applicable to regulated investment companies, the Funds must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of net realized gains for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and net realized gains. During the fiscal year ended April 30, 2022, the Real Asset Fund incurred $111,764 of Federal excise tax as a result of not distributing the minimum excise requirement, which was reimbursed to the Fund by the Bank of New York Mellon.

ANNUAL REPORT / April 30, 2022

51	NOTES TO FINANCIAL STATEMENTS (continued)

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2022.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency transactions, mark-to-market of futures contracts, passive foreign investment companies, and losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2022, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

Fund	Paid-in Capital	Distributable Earnings (Loss)
Global Alpha Equities Fund	$4,689	$ (4,689)
Real Asset Fund	(110,748)	110,748

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2022		2021
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$12,538,556	$15,092,201	$10,065,029	$—
Global Alpha Equities Fund	1,128,577	—	1,218,173	3,091,584
Real Asset Fund	50,653,724	—	5,026,852	—

*     For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of April 30, 2022, the cost of investments and derivatives for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments and derivatives for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments and derivatives for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
International Fund	$647,360,348	$110,235,871	$(80,990,939)	$29,244,932
Global Alpha Equities Fund	178,420,532	39,325,769	(14,658,205)	24,667,564
Real Asset Fund	433,979,635	72,407,444	(20,169,784)	52,237,660

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings
International Fund	$3,569,080	$11,273,123	$—	$29,023,105	$—	$—	$43,865,308
Global Alpha Equities Fund	2,131,226	—	2	24,630,166	(14,699,715)	—	12,061,679
Real Asset Fund	—	—	3	52,204,964	(5,637,928)	(22,497)	46,544,542

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2022, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
Global Alpha Equities Fund	$(6,363,234)	$(8,336,481)	$(14,699,715)
Real Asset Fund	—	(5,637,928)	(5,637,928)

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	52

For the year ended April 30, 2022, capital loss carryforwards utilized were as follows:

Fund	Capital Loss Carryforwards Utilized
International Fund	$9,506,155
Global Alpha Equities Fund	13,002,907
Real Asset Fund	21,370,558

Late year loss deferrals represent (1) net specified losses realized between November 1 and April 30 of each year and (2) ordinary losses realized between January 1 and April 30 of each year that the Fund has elected for U.S. federal income tax purposes to treat as occurring on the first day of the following tax year. As of April 30, 2022, late year loss deferrals were as follows:

Fund	Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses
Real Asset Fund	$(22,497)	$—	$—

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Each of the Funds utilizes a sub-advisor strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

Fund	Gross Fees	Fees Waived/ Reimbursed	Current Fee as a % of average net assets of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$3,159,447	$(948,058)	0.45%
Sub-advisors:
Allianz Global investors U.S. LLC	383,963	—	0.38% on the first $100 million; and 0.33% on the next
			$100 million; and 0.28% on assets in excess of $200 million
			allocated to the Europe Equity Growth Select Strategy.
	216,078	—	0.25% on assets allocated to the High Dividend Europe
			Strategy.
AXA Investment Managers, Inc.	369,497	—	0.43% on the first $150 million; and 0.41% on assets in excess
			of $150 million
Berenberg Asset Management LLC	154,132	—	0.27%
Nikko Asset Management Americas, Inc.	416,878	—	0.32%
Schroder Investment Management North America, Inc.	971,392	—	0.50%

Total(a)	$5,671,387	$(948,058)

Global Alpha Equities Fund
WFMC	$2,020,512	$(1,193,362)	0.95%
Sub-advisors:
Wellington Management Company LP	1,169,789	—	0.55% on the first $250 million; and 0.50% on assets in excess of $250 million

Total(b)	$3,190,301	$(1,193,362)

Real Asset Fund
WFMC	$2,216,975	$(24,338)	0.45% on all Assets, except Assets allocated to the inflation- protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.

ANNUAL REPORT / April 30, 2022

53	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Gross Fees	Fees Waived/ Reimbursed	Current Fee as a % of average net assets of the Fund/Allocated Net Assets for Sub-advisors

Sub-advisors:
Parametric Portfolio Associates LLC	$ 227,157	$ —	0.25% of the first $20 million in assets; 0.20% of the next $20 million in assets; and 0.15% of assets in excess of $40 million

Total(c)	$ 2,444,132	$ (24,338)

(a)	The total gross advisory and sub-advisory fees during the period were 0.81% for the International Fund.

(b)	The total gross advisory and sub-advisory fees during the period were 1.50% for the Global Alpha Equities Fund.

(c)	The total gross advisory and sub-advisory fees during the period were 0.50% for the Real Asset Fund.

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2022 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

International Fund	1.10%	0.85%
Global Alpha Equities Fund	1.49%	1.24%
Real Asset Fund*	0.89%	0.64%

*	Prior to August 31, 2021, the Real Asset Fund’s contractual expense limitation was 0.96% and 0.71% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2022, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	54

For the year ended April 30, 2022, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

International Fund	$1,764
Global Alpha Equities Fund	52
Real Asset Fund	257

Sales Charges – The Funds’ Class A shares bear front-end sales charges.

For the year ended April 30, 2022, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges from Class A

International Fund	$12
Real Asset Fund	11

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2022, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fees

International Fund	$—
Global Alpha Equities Fund	—
Real Asset Fund	—

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales

International Fund	$484,444,899	$469,524,316
Global Alpha Equities Fund	95,650,083	84,410,259
Real Asset Fund	153,905,408	149,041,166

7.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer

ANNUAL REPORT / April 30, 2022

55	NOTES TO FINANCIAL STATEMENTS (concluded)

or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in late February 2022, global financial markets experienced and continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and the rising cost of commodities, such as oil and natural gas. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ overall performance. In addition, the global pandemic outbreak of COVID-19 continues to have a substantial impact on market volatility and global business, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are unknown and may exacerbate other types of risks that apply to the Funds and negatively impact the Funds’ performance.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

8.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2022. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 31, 2023.

The Funds did not utilize the LOC during the year ended April 30, 2022.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date, except as follows:

On May 17, 2022, Allianz Global Investors U.S. LLC (“AllianzGI”) pleaded guilty to a single count of securities fraud related to misconduct involving the management of its Structured Products Group. The misconduct did not involve any of the management personnel of AllianzGI involved in the managing of the assets on behalf of the International Fund. Nonetheless, due to the guilty plea by AllianzGI the firm will no longer be eligible to serve as a sub-advisor for the International Fund effective July 26, 2022 due to U.S. Securities and Exchange Commission regulations. In anticipation of AllianzGI no longer being eligible to serve as a sub-advisor WFMC and WTIA has recommended and the Board of Trustees has approved Parametric Portfolio Associates LLC (“PPA”) as a sub-advisor to take over the management of the assets currently managed by AllianzGI. It is expected the transition from Allianz to PPA will take place on or around the end of June 2022.

April 30, 2022 / ANNUAL REPORT

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington International Fund, Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington International Fund, Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund (three of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the three years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated June 27, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 23, 2022

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2022

57

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2022, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.29%
Global Alpha Equities Fund	33.13%
Real Asset Fund	0.61%

For the fiscal year ended April 30, 2022, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund
International Fund	83.49%
Global Alpha Equities Fund	100.00%
Real Asset Fund	3.98%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2022 (unaudited) / ANNUAL REPORT

58

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Executive Vice President, Wilmington Trust N.A. and Senior Director of Investment Oversight.

Previous Positions: Head of Fixed Income, Wilmington Trust Investment Advisors, Inc. (WTIA) (2012 – 2021); Senior Vice President, WTIA (2017 – 2021); Group Vice President, WTIA (2014-2017); Administrative Vice President, WTIA (2012-2014).

William J. Farrell, II* Birth year: 1958 TRUSTEE Began serving: June 2022

Principal Occupations: Senior Executive Advisor, Manufactures and Traders Trust Co.

Other Directorships Held Positions: Trustee, Hagley Museum and Library (2018 to present); and Trustee, Grand Opera House (2020 to present).

Previous Positions: Executive Vice President, Wilmington Trust Company and Wilmington Trust, N.A., Wealth and Institutional Services Division (2012 – 2022).

*        Dominick J. D’Eramo and William J. Farrell, II are “interested” due to their current or prior affiliation with Wilmington Trust, N.A. a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

ANNUAL REPORT / April 30, 2022 (unaudited)

59	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

April 30, 2022 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	60

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Senior Managing Director, Regulatory Advisory Solutions, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice-President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Director and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2022 (unaudited)

61

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 9, 2022, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2021. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2022. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2022 (unaudited) / ANNUAL REPORT

62

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2022 (unaudited)

63

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

December 9, 2021

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

April 30, 2022 (unaudited) / ANNUAL REPORT

64

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this policy is December 9, 2021. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL REPORT / April 30, 2022 (unaudited)

WILMINGTON FUNDS

Investment Advisor

Sub-Advisor

Additional Sub-Advisors to the Wilmington International Fund

Allianz Global Investors U.S. LLC
1633 Broadway
New York, New York 10019

AXA Investment Managers, Inc.
100 West Putnam Avenue
Greenwich, Connecticut 06830

Berenberg Asset Management LLC
1251 Avenue of the Americas, 53rd Floor
New York, NY 10020

Nikko Asset Management Americas, Inc.
605 3rd Avenue, 38th Floor
New York, New York 10158

Schroder Investment Management North America, Inc.
7 Bryant Park
New York, New York 10018

Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund

Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the Wilmington Real Asset Fund

Parametric Portfolio Associates, LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104

Co-Administrator

Custodian

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

WT-AR-MMgr-0422

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

WILMINGTON
FUNDS

April 30, 2022

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Funds

Wilmington Enhanced Dividend Income Strategy Fund

Wilmington Large-Cap Strategy Fund

Wilmington Enhanced Dividend Income Strategy Fund (“Enhanced Dividend Income Strategy Fund”) (formerly Wilmington Diversified Income Fund)

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Enhanced Dividend Income Strategy Fund and Large-Cap Strategy Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2021, through April 30, 2022. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively) have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

It was another historic year headlined by the first land war in Europe since World War II, the highest inflation level in the U.S. in 40 years, and heighted concerns of a recession on the horizon. Countries across the world battled the Delta and Omicron waves of COVID-19 while also transitioning to an endemic phase of the pandemic. The term “transitory inflation” was coined by the Federal Reserve (the “Fed”) to describe the idea of inflation levels being temporarily boosted by the reopening of the economy. Inflation proved to be more than transitory as readings accelerated 8.5% in March and 8.3% in April 2022 (headline Consumer Price Index (“CPI”), year over year). The period was also marked by a tight labor market and The Great Resignation. Workers with large savings voluntarily exited the workforce in droves. Companies countered by bumping wages and benefits to attract and retain workers.

As COVID-19 concerns waned, consumers--flush with cash—began to spend on in-person dining, entertainment, and travel. Although eager to spend, households found goods unavailable or more expensive due to supply-chain issues that ranged from labor shortages to port backlogs. Throughout the year, the overall labor market remained strong as jobless claims fell to pandemic lows and job openings approached record levels. The unemployment rate continued its descent to 5.9% in June and down further to 3.8% in March of 2022. To help curb inflation, the Federal Open Market Committee (FOMC) raised interest rates in March 2022 by 25 basis points1, or 0.25%. The number and size of rate hikes priced into the market increased dramatically between December 2021 and April 2022 as Fed officials pivoted toward a more hawkish stance. In March 2022, the Fed ended its monthly bond purchases and announced a plan, beginning in June 2022, to reduce the size of its $9 trillion balance sheet via maturities of Treasuries and mortgage-backed securities. U.S. real Gross Domestic Product (“GDP”) grew by 5.9% in 2021 but contracted by 1.4% in March 2022 as inventories and net exports dragged on growth.
Economic activity outside the U.S. varied amid waves of the Delta and Omicron variants of COVID-19. The major story of the year, however, was Russia’s invasion into Ukraine in February 2022. The U.S. and EU were quick to condemn the invasion and enacted rounds of sanctions aimed to debilitate the Russian economy. Sanctions attempted to cut Russia out of international trade, apply pressure to its largest companies, and target a host of oligarchs. The eurozone, which remained heavily reliant on Russian energy, searched for alternative suppliers while it continued to import costly Russian energy. The war slowed eurozone industrial production, which fell 1.8% month over month in March 2022. German industrial production was hit particularly hard, declining 3.9% month over month in March. In the face of slowing economic activity and rising inflation, consumer sentiment slumped to near historic levels.

The virus remained a persistent threat for many developing economies, where vaccination campaigns and vaccine quality broadly lagged the developed world. In April 2022, China faced its largest COVID-19 wave yet. Officials in Shanghai locked down the city of around 25 million people. Mobility restrictions persisted as citizens were unable to leave their homes, except for mandatory COVID tests. Roadblocks slowed the arrival of food and supplies into the city. Economic activity in Shanghai and other major cities across China slowed to a crawl, further fraying the fragile supply chain. Officials in China are targeting 2022 GDP growth of 5.5%, which has been undermined by the enforcement of their zero-tolerance COVID-19 policies.

Bond markets

Fixed income performance was weak over the past year as spreads initially compressed and then expanded decisively across taxable and tax-exempt credit. Inflationary concerns and a hawkish Fed led to a surge in the U.S. 10-year Treasury yield in January–April 2022 to as high as 3.1%. A major headline from the year was shape of the yield curve, which inverted briefly in early April of 2022. Historically, all past recessions have been preceded by an inverted yield curve. Price losses rippled throughout the bond market as the fiscal year ended. The Bloomberg Aggregate Index ended the fiscal year with one of the worst quarters on record. Shorter maturity bonds tended to hold up better than long-duration assets. Overall, there were heavy outflows from the bond market due largely to high inflation and increased risks from the war in Ukraine.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

ii

For the 12-month period May 1, 2021 to April 30, 2022, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-7.35%	-8.51%	-10.13%	-7.88%	-5.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

For the first seven months of the fiscal year, U.S. large-cap equities recorded strong performance. The S&P 500 hit a new all-time high in January 2022. Since then, U.S. equities have sold off significantly, dropping 12.9% as volatility escalated. High inflation and concerns around the Fed’s ability to engineer a soft landing led to increasingly bearish sentiment. Growth names, especially the tech heavy NASDAQ-100 and FAANG stocks, were hit particularly hard as higher interest rates put pressure on more highly valued stocks. U.S. small-cap stocks also suffered, given increased sensitivity to economic growth and a lesser ability to pass along higher costs to consumers. Headlines out of Ukraine and China added to the choppy market conditions and have increased the difficulty for the Fed in navigating the economy away from a recession.

Emerging markets fared poorly during the year as many regions struggled with outbreaks of COVID-19 and increased food (mainly wheat and corn) and energy costs. Chinese equities, which comprise 30% of the MSCI Emerging Markets Index, were weighed down due to a mixture of COVID-19 lockdowns, regulatory headwinds, and an unstable housing market. Valuations across emerging markets remain cheap. For international developed equities, energy policy is a key risk, particularly for Europe. The price of Brent Crude reached $128/barrel in early March 2022 and the price of natural gas increased 147% during the year, posing significant headwinds to consumers. In the long term, less globalization, fragile supply chains, and heightened geopolitical tensions could weigh on growth for years to come.

For the 12-month period May 1, 2021 to April 30, 2022, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
0.21%	-16.87%	-8.15%	-18.33%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Uncertainty in the outlook remains high, but our long-term focus and commitment to our clients keeps us grounded. Like a seasoned pilot during heavy turbulence, it is at times of great volatility in particular that our experience in turbulent markets helps us to remain calm. Through markets bull or bear, and economies boom or bust, our economics-led investment process has and will continue to heavily inform our route. To sidestep challenges as well as capitalize on opportunities, we comprehensively analyze monetary and policy developments, myriad other economic forces in motion, potential impacts of the continuing geopolitical turmoil, and how we believe the current trends are likely to unfold. We remain resolute that a deep understanding of and insights into the factors that have brought us to where we are today—as well as both vigilance and patience—will usher us onward and upward.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 13, 2022

April 30, 2022 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

1

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington Enhanced Dividend Income Strategy Fund (the “Fund”)(formerly, the Wilmington Diversified Income Fund) had a total return of 3.99%* for Class A and 4.25%* for Class I, versus its benchmark, the Russell 1000® Value Index**, which had a total return of 1.32%.

The Fund seeks to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income. The Fund invests at least 80% of the value of its net assets in securities that produce dividend income. The Fund’s strategy targets a portfolio level dividend yield of two times the S&P 500 dividend yield and seeks capital appreciation over a multi-year investment horizon principally through investment in U.S. large-cap stocks, while maintaining low volatility versus the broader U.S. large-cap equity market.

In November, the Fund transitioned to the equity focused Wilmington Enhanced Dividend Income Strategy Fund from the Wilmington Diversified Income Fund. Prior to conversion, the Enhanced Dividend Income Strategy (“EDIS”) accounted for 43% of the Fund’s asset allocation.

Domestic equity markets finished 2021 on a high note with a re-acceleration of U.S. economic growth, pent-up consumer demand, and continued vaccine rollout worldwide. U.S. stocks were resilient as numerous political events, debt ceiling concerns, and high inflation threatened U.S. businesses and financial markets. Major supply chain concerns eased slightly heading into the holiday season but remained given the continued uncertainty surrounding the virus.

During the first four months of 2022, equities reversed course posting notable declines across most major indices. In January, the Omicron variant moved quickly across the country as daily covid cases surpassed prior peak levels. While the Omicron variant was more transmissible, average symptoms were milder, reducing the burden on the healthcare system. Market volatility spiked following Russia’s invasion of Ukraine marking the first land war in Europe since World War II. Risk of energy supply shocks resulted in a spike in energy prices and weighed heavily on consumers sentiment in the U.S. and Europe. The conflict in Ukraine is expected to sustain pressure on energy and commodity prices, potentially pushing inflation higher.

Inflation remains a major area of concern for the market as key indicators hit their highest level since the 1980s as a hawkish pivot from the Federal Reserve (the “Fed”) reverberated throughout financial markets. The Fed began its rate-hike cycle at their March meeting, raising the policy rate by 25 basis points with further rate hikes expected throughout 2022.

During the first half of the fiscal year, prior to conversion, the Fund benefitted from strong performance from the domestic equity portfolio. In particular, strong stock selection results drove upside versus the benchmark. The Fund’s international equity allocation detracted from performance. China curtailed steel production precipitating declines in metals and mining stocks held in the international equity allocation.

Post transition, the Fund’s performance remained strong on both a relative and absolute basis. The Fund benefited from its factor exposures to dividend yield, quality, and size with each factor outperforming during the second half of the Fund’s fiscal year.

Sector allocation and stock selection results were both additive to the Fund’s relative performance. The energy and materials sectors were the top absolute as well as relative performing sectors. Both areas of the market benefitted from rising commodity prices as demand returns to pre-pandemic levels. Conversely, Financials lagged as bank stocks moved lower on concerns a recession may be on the horizon.

Moving forward, as we navigate the current market volatility, we’ll continue to pursue our goals for your Fund, achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -1.71%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2022 (unaudited) / ANNUAL REPORT

2

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Enhanced Dividend Income3 Strategy Fund from April 30, 2012 to April 30, 2022 compared to the Russell 1000® Value Index2and Bloomberg U.S. Aggregate Bond Index2.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -1.71%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	-1.71%	5.22%	5.27%

Class I^	4.25%	6.66%	6.14%

Russell 1000® Value Index[2]	1.32%	9.06%	11.17%

Bloomberg U.S. Aggregate Bond Index[2]	-8.51%	1.20%	1.73%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.69% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.19% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Russell 1000® Value Index and the Bloomberg U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

[3]

Effective November 17, 2021, in connection with the transition to the equity focused Enhanced Dividend Income Strategy, the Fund changed its benchmark to the Russell 1000®Value Index. Previously, the Fund’s benchmark was a blend of the Russell 1000® Value Index and the Bloomberg U.S. Aggregate Bond Index.

ANNUAL REPORT / April 30, 2022 (unaudited)

3

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of -2.24%* for Class I, versus its benchmark, the Russell 1000 Index**, which had a total return of -2.10%.

The Fund outperformed by approximately 10 basis points versus the Russell 1000 gross of fees. Over the last year, the Fund has generally had an overweight to cyclical sectors of the market with an over-weighted cyclical position emphasizing industrials, energy, and materials. The slight outperformance was attributable to an overweight to energy throughout the year and an overweight to financials for most of the year. Underweights to defensive utilities and consumer staples dragged on relative performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2022 (unaudited) / ANNUAL REPORT

4

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $100,0001 in Class I of the Wilmington Large-Cap Strategy Fund from April 30, 2012 to April 30, 2022, compared to the Russell 1000® Index.2

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class I^	-2.24%	13.38%	13.39%

Russell 1000® Index[2]	-2.10%	13.44%	13.53%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.37% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]	Represents a hypothetical investment of $100,000 in Class I and assumes the reinvestment of all dividends and distributions.

[2]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2022 (unaudited)

5

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 to April 30, 2022.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2022.

	Beginning Account Value 11/01/21	Ending Account Value 4/30/22	Expenses Paid During Period(1)	Annualized Net Expense Ratio

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND
Actual
Class A	$1,000.00	$1,004.70	$3.68	0.74%
Class I	$1,000.00	$1,005.50	$2.44	0.49%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,021.12	$3.71	0.74%
Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$ 886.20	$1.17	0.25%
Hypothetical (assuming a 5% return before expenses)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2022 (unaudited) / ANNUAL REPORT

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Enhanced Dividend Income Strategy Fund

At April 30, 2022, the Fund’s sector classifications were as follows:

Percentage of Total Net Assets
Common Stocks
Financials	16.8%
Health Care	14.3%
Information Technology	11.3%
Energy	10.5%
Industrials	10.4%
Consumer Staples	6.8%
Utilities	6.6%
Real Estate	5.6%
Communication Services	5.5%
Consumer Discretionary	5.4%
Materials	5.3%
Cash Equivalents(1)	1.5%
Cash Collateral Invested for Securities on Loan(2)	0.4%
Other Assets and Liabilities - Net(3)	(0.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Number of Shares	Value

COMMON STOCKS – 98.5%

COMMUNICATION SERVICES – 5.5%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.6%

AT&T, Inc.	27,205	$513,086

Verizon Communications, Inc.	9,490	439,387

		$952,473

ENTERTAINMENT – 0.0%**

Warner Bros Discovery, Inc.*	1	18

MEDIA – 2.9%

Comcast Corp., Class A	10,265	408,137

Omnicom Group, Inc.	8,125	618,556

		$1,026,693

TOTAL COMMUNICATION SERVICES		$1,979,184

CONSUMER DISCRETIONARY – 5.4%

HOTELS, RESTAURANTS & LEISURE – 2.5%

McDonald’s Corp.	1,730	431,047

Restaurant Brands International, Inc.	8,205	468,423

		$899,470

SPECIALTY RETAIL – 1.7%

Home Depot, Inc. (The)	1,985	596,294

Description	Number of Shares	Value

TEXTILES, APPAREL & LUXURY GOODS – 1.2%

VF Corp.	8,490	$441,480

TOTAL CONSUMER DISCRETIONARY		$1,937,244

CONSUMER STAPLES – 6.8%

BEVERAGES – 1.9%

PepsiCo., Inc.	4,015	689,416

HOUSEHOLD PRODUCTS – 2.8%

Procter & Gamble Co. (The)	6,270	1,006,648

TOBACCO – 2.1%

Philip Morris International, Inc.	7,315	731,500

TOTAL CONSUMER STAPLES		$2,427,564

ENERGY – 10.5%

OIL, GAS & CONSUMABLE FUELS – 10.5%

Chevron Corp.	7,175	1,124,108

ConocoPhillips	12,935	1,235,551

Exxon Mobil Corp.	7,325	624,456

Valero Energy Corp.	7,025	783,147

TOTAL ENERGY		$3,767,262

ANNUAL REPORT / April 30, 2022

7	PORTFOLIOS OF INVESTMENTS

Wilmington Enhanced Dividend Income Strategy Fund (continued)

Description	Number of Shares	Value

FINANCIALS – 16.8%

BANKS – 6.2%

KeyCorp.	22,090	$426,558

Toronto-Dominion Bank (The)#	9,990	721,678

U.S. Bancorp	14,350	696,836

United Bankshares, Inc.	10,775	358,376

		$2,203,448

CAPITAL MARKETS – 4.1%

BlackRock, Inc.	1,010	630,927

Morgan Stanley	10,370	835,718

		$1,466,645

DIVERSIFIED FINANCIAL SERVICES – 2.6%

JPMorgan Chase & Co.	7,925	945,928

INSURANCE – 3.9%

MetLife, Inc.	12,450	817,716

Old Republic International Corp.	26,240	577,543

		$1,395,259

TOTAL FINANCIALS		$6,011,280

HEALTH CARE – 14.3%

BIOTECHNOLOGY – 1.5%

Amgen, Inc.	2,345	546,831

HEALTH CARE EQUIPMENT & SUPPLIES – 1.5%

Medtronic PLC	5,150	537,454

HEALTH CARE PROVIDERS & SERVICES – 2.6%

CVS Health Corp.	9,510	914,196

PHARMACEUTICALS – 8.7%

Bristol-Myers Squibb Co.	9,210	693,237

Johnson & Johnson	6,095	1,099,904

Merck & Co., Inc.	7,150	634,133

Pfizer, Inc.	13,990	686,489

		$3,113,763

TOTAL HEALTH CARE		$5,112,244

INDUSTRIALS – 10.4%

AEROSPACE & DEFENSE – 3.1%

Lockheed Martin Corp.	2,585	1,117,030

AIR FREIGHT & LOGISTICS – 2.1%

United Parcel Service, Inc.	4,155	747,817

BUILDING PRODUCTS – 2.1%

Johnson Controls International PLC	12,580	753,164

ELECTRICAL EQUIPMENT – 1.6%

nVent Electric PLC	16,555	559,228

MACHINERY – 1.5%

Caterpillar, Inc.	2,490	524,245

TOTAL INDUSTRIALS		$3,701,484

INFORMATION TECHNOLOGY – 11.3%

COMMUNICATIONS EQUIPMENT – 2.6%

Cisco Systems, Inc.	18,910	926,212

Description	Number of Shares	Value

IT SERVICES – 1.7%

International Business Machines Corp.	4,560	$602,877

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.0%

Broadcom, Inc.	2,545	1,410,923

QUALCOMM, Inc.	7,990	1,116,123

		$2,527,046

TOTAL INFORMATION TECHNOLOGY		$4,056,135

MATERIALS – 5.3%

CHEMICALS – 5.3%

Dow, Inc.	14,505	964,583

Nutrien Ltd.	9,425	926,006

TOTAL MATERIALS		$1,890,589

REAL ESTATE – 5.6%

REAL ESTATE INVESTMENT TRUSTS – 5.6%

AvalonBay Communities, Inc.	3,455	785,944

Crown Castle International Corp.	3,345	619,528

VICI Properties, Inc.	19,356	577,002

TOTAL REAL ESTATE		$1,982,474

UTILITIES – 6.6%

ELECTRIC UTILITIES – 6.6%

American Electric Power Co., Inc.	7,520	745,307

Duke Energy Corp.	4,610	507,838

FirstEnergy Corp.	13,675	592,264

NextEra Energy, Inc.	7,310	519,156

TOTAL UTILITIES		$2,364,565

TOTAL COMMON STOCKS (COST $30,797,942)		$35,230,025

MONEY MARKET FUND – 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%^	518,975	518,975

TOTAL MONEY MARKET FUND (COST $518,975)		$518,975

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.4%

REPURCHASE AGREEMENTS – 0.4%

Bank of America Securities, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $29,105, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 2/01/36 to 4/01/52; total market value of $29,686.	$ 29,104	29,104

Daiwa Capital Markets America, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $29,105, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.63%, maturing 4/30/22 to 5/01/52; total market value of $29,686.	29,104	29,104

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	8

Wilmington Enhanced Dividend Income Strategy Fund (concluded)

Description	Par Value	Value

HSBC Securities USA, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $29,105, collateralized by U.S. Government Agency & Treasury Securities, 1.75% to 4.00%, maturing 4/30/22 to 11/20/50; total market value of $29,686.	$29,104	$29,104

Nomura Securities International, Inc., 0.29%,dated 4/29/22, due 5/02/22, repurchase price $11,555, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 4/20/25 to 8/20/69; total market value of $11,786.	11,555	11,555

RBC Dominion Securities, Inc., 0.28%, dated 4/29/22, due 5/02/22, repurchase price $29,105, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.38%, maturing 6/30/22 to 4/01/52; total market value of $29,686.	29,104	29,104

Truist Securities, Inc., 0.31%, dated 4/29/22, due 5/02/22, repurchase price $29,105,collateralized by U.S. Government Agency & Treasury Securities, 1.50% to 4.00%,maturing 8/15/22 to 4/01/52; total market value of $29,686.	29,104	29,104

TOTAL REPURCHASE AGREEMENTS (COST $157,075)		$157,075

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $157,075)		$157,075

TOTAL INVESTMENTS – 100.4% (COST $31,473,992)		$35,906,075

COLLATERAL FOR SECURITIES ON LOAN – (0.4%)		(157,075)

OTHER ASSETS LESS LIABILITIES – 0.0%**		7,671

TOTAL NET ASSETS – 100.0%		$35,756,671

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$35,230,025	$—	$—	$35,230,025
Money Market Fund	518,975	—	—	518,975
Repurchase Agreements	—	157,075	—	157,075

Total	$35,749,000	$157,075	$—	$35,906,075

**	Represents less than 0.05%.

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2022, the Fund’s sector classifications were as follows:

	Percentage of Total Net Assets
Common Stocks
Information Technology	27.1%
Health Care	13.9%
Consumer Discretionary	11.4%
Financials	11.2%
Industrials	9.0%
Communication Services	8.2%
Consumer Staples	6.5%
Energy	4.3%
Real Estate	3.1%
Materials	2.8%
Utilities	2.3%
Investment Companies	0.2%
Warrants	0.0	%(1)
Preferred Stock	0.0	%(1)
Rights	0.0	%(1)
Cash Collateral Invested for Securities on Loan(2)	0.5%
Other Assets and Liabilities - Net(3)	(0.5)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Number of Shares	Value

COMMON STOCKS – 99.8%

COMMUNICATION SERVICES – 8.2%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.9%

AT&T, Inc.	101,002	$1,904,898

EchoStar Corp., Class A*	170	3,969

Lumen Technologies, Inc.#	14,635	147,228

Verizon Communications, Inc.	59,550	2,757,165

		$4,813,260

ENTERTAINMENT – 1.3%

Activision Blizzard, Inc.	10,870	821,772

Electronic Arts, Inc.	4,010	473,380

Liberty Media Corp. – Liberty Formula One, Class A*	105	6,029

Liberty Media Corp. – Liberty Formula One, Class C*	2,685	167,356

Lions Gate Entertainment Corp., Class A*,#	150	2,024

Live Nation Entertainment, Inc.*	2,020	211,858

Description	Number of Shares	Value

Madison Square Garden Entertainment Corp.*	329	$24,099

Madison Square Garden Sports Corp.*	229	37,123

Netflix, Inc.*	6,100	1,161,196

Playtika Holding Corp.*	1,400	24,612

Roku, Inc.*	1,650	153,285

Spotify Technology SA*	2,050	208,382

Take-Two Interactive Software, Inc.*	1,650	197,192

Walt Disney Co. (The)*	25,683	2,866,993

Warner Bros Discovery, Inc.*	31,284	567,805

World Wrestling Entertainment, Inc., Class A	550	32,115

Zynga, Inc., Class A*	14,000	115,780

		$7,071,001

INTERACTIVE MEDIA & SERVICES – 4.9%

Alphabet, Inc., Class A*	4,395	10,030,225

Alphabet, Inc., Class C*	4,029	9,264,001

IAC/InterActiveCorp*	1,150	95,312

Match Group, Inc.*	4,042	319,924

Meta Platforms, Inc., Class A*	33,230	6,661,618

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Pinterest, Inc., Class A*	8,243	$169,146

TripAdvisor, Inc.*	1,600	41,072

Twitter, Inc.*	10,860	532,357

Vimeo, Inc.*	2,000	20,380

		$27,134,035

MEDIA – 0.9%

Altice USA, Inc., Class A*	2,700	25,056

Cable One, Inc.	90	104,958

Charter Communications, Inc., Class A*	1,752	750,714

Comcast Corp., Class A	64,750	2,574,460

DISH Network Corp., Class A*	3,546	101,096

Fox Corp., Class A	4,376	156,836

Fox Corp., Class B	1,900	63,156

Interpublic Group of Cos., Inc. (The)	5,268	171,842

John Wiley & Sons, Inc., Class A	200	10,178

Liberty Broadband Corp., Class A*	285	30,683

Liberty Broadband Corp., Class C*	2,218	248,017

Liberty Media Corp. - Liberty SiriusXM, Class A*	1,243	51,995

Liberty Media Corp. - Liberty SiriusXM, Class C*	2,486	104,114

Loyalty Ventures, Inc.*	316	4,042

New York Times Co. (The), Class A	2,550	97,716

News Corp., Class A	5,807	115,327

News Corp., Class B	1,448	28,830

Nexstar Media Group, Inc., Class A	550	87,131

Omnicom Group, Inc.	2,790	212,403

Sirius XM Holdings, Inc.#	10,840	65,040

Paramount Global, Class B	8,046	234,299

		$5,237,893

WIRELESS TELECOMMUNICATION SERVICES – 0.2%

T-Mobile US, Inc.*	8,269	1,018,245

TOTAL COMMUNICATION SERVICES		$45,274,434

CONSUMER DISCRETIONARY – 11.4%

AUTO COMPONENTS – 0.1%

Aptiv PLC*	4,100	436,240

BorgWarner, Inc.	3,380	124,485

Gentex Corp.	3,580	105,073

Lear Corp.	900	115,146

QuantumScape Corp.*,#	3,450	51,543

		$832,487

AUTOMOBILES – 2.2%

Ford Motor Co.	56,500	800,040

General Motors Co.*	19,800	750,618

Harley-Davidson, Inc.	2,270	82,742

Rivian Automotive, Inc., Class A*,#	2,000	60,480

Tesla, Inc.*	11,940	10,396,874

Thor Industries, Inc.#	750	57,413

		$12,148,167

DISTRIBUTORS – 0.1%

Genuine Parts Co.	2,120	275,706

LKQ Corp.	3,718	184,524

Pool Corp.	550	222,871

		$683,101

Description	Number of Shares	Value

DIVERSIFIED CONSUMER SERVICES – 0.1%

ADT, Inc.	2,560	$17,536

Bright Horizons Family Solutions, Inc.*	883	100,874

Chegg, Inc.*	2,126	52,597

frontdoor, Inc.*	1,100	34,001

Grand Canyon Education, Inc.*	600	57,582

H&R Block, Inc.	2,500	65,175

Mister Car Wash, Inc.*	750	10,800

Service Corp. International	2,170	142,374

Terminix Global Holdings, Inc.*	1,668	76,544

		$557,483

HOTELS, RESTAURANTS & LEISURE – 2.0%

Aramark	3,333	120,821

Booking Holdings, Inc.*	580	1,281,980

Boyd Gaming Corp.	1,200	72,696

Caesars Entertainment, Inc.*	2,950	195,526

Carnival Corp.*,#	21,350	369,355

Chipotle Mexican Grill, Inc.*	400	582,244

Choice Hotels International, Inc.	410	57,589

Churchill Downs, Inc.	500	101,470

Darden Restaurants, Inc.	1,750	230,527

Domino’s Pizza, Inc.	500	169,000

DraftKings, Inc., Class A*,#	4,550	62,244

Expedia Group, Inc.*	2,052	358,587

Hilton Worldwide Holdings, Inc.*	3,953	613,861

Hyatt Hotels Corp., Class A*	650	61,724

Las Vegas Sands Corp.*	4,720	167,230

Marriott International, Inc., Class A*	3,886	689,843

Marriott Vacations Worldwide Corp.	600	89,598

McDonald’s Corp.	10,699	2,665,763

MGM Resorts International	5,510	226,130

Norwegian Cruise Line Holdings Ltd.*,#	5,750	115,173

Penn National Gaming, Inc.*	2,400	87,768

Planet Fitness, Inc., Class A*	1,178	94,275

Restaurant Brands International LP	47	2,756

Royal Caribbean Cruises Ltd.*	3,030	235,522

Six Flags Entertainment Corp.*	1,100	42,097

Starbucks Corp.	16,590	1,238,278

Travel + Leisure Co.	1,160	64,357

Vail Resorts, Inc.	578	146,904

Wendy’s Co. (The)	2,515	49,696

Wyndham Hotels & Resorts, Inc.	1,310	115,228

Wynn Resorts Ltd.*	1,568	110,513

Yum China Holdings, Inc.	6,300	263,340

Yum! Brands, Inc.	4,300	503,143

		$11,185,238

HOUSEHOLD DURABLES – 0.3%

DR Horton, Inc.	4,720	328,465

Garmin Ltd.	2,090	229,357

Leggett & Platt, Inc.	2,070	73,754

Lennar Corp., Class A	3,610	276,129

Lennar Corp., Class B	176	11,475

Mohawk Industries, Inc.*	755	106,500

Newell Brands, Inc.	5,269	121,977

NVR, Inc.*	50	218,811

PulteGroup, Inc.	3,590	149,918

ANNUAL REPORT / April 30, 2022

11	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Tempur Sealy International, Inc.	2,500	$67,775

Toll Brothers, Inc.	1,600	74,192

TopBuild Corp.*	450	81,513

Whirlpool Corp.	835	151,569

		$1,891,435

INTERNET & DIRECT MARKETING RETAIL – 3.0%

Amazon.com, Inc.*	6,235	15,497,903

DoorDash, Inc., Class A*	2,150	175,075

eBay, Inc.	9,090	471,953

Etsy, Inc.*,#	1,800	167,742

Just Eat Takeaway.com NV, ADR*	4,730	25,542

Qurate Retail, Inc., Class A	5,900	24,839

Wayfair, Inc., Class A*	1,048	80,633

		$16,443,687

LEISURE PRODUCTS – 0.1%

Brunswick Corp.	1,100	83,171

Hasbro, Inc.	1,840	162,030

Mattel, Inc.*	5,050	122,765

Peloton Interactive, Inc., Class A*	4,000	70,240

Polaris, Inc.	800	75,952

YETI Holdings, Inc.*	1,250	61,088

		$575,246

MULTILINE RETAIL – 0.6%

Dollar General Corp.	3,350	795,725

Dollar Tree, Inc.*	3,262	529,912

Kohl’s Corp.	2,110	122,127

Nordstrom, Inc.#	1,780	45,746

Ollie’s Bargain Outlet Holdings, Inc.*	873	41,948

Target Corp.	6,860	1,568,539

		$3,103,997

SPECIALTY RETAIL – 2.2%

Advance Auto Parts, Inc.	850	169,686

AutoNation, Inc.*	630	73,023

AutoZone, Inc.*	310	606,196

Bath & Body Works, Inc.	3,510	185,644

Best Buy Co., Inc.	3,580	321,949

Burlington Stores, Inc.*	900	183,204

CarMax, Inc.*	2,350	201,583

Carvana Co.*,#	1,100	63,756

Dick’s Sporting Goods, Inc.#	800	77,136

Five Below, Inc.*	778	122,224

Floor & Decor Holdings, Inc., Class A*	1,510	120,377

Foot Locker, Inc.	1,310	38,396

GameStop Corp., Class A*,#	900	112,563

Gap, Inc. (The)	2,900	36,018

Home Depot, Inc. (The)	15,000	4,506,000

Leslie’s, Inc.*	1,550	30,380

Lithia Motors, Inc.	400	113,252

Lowe’s Cos., Inc.	9,650	1,908,094

O’Reilly Automotive, Inc.*	950	576,223

Penske Automotive Group, Inc.	400	41,928

Petco Health & Wellness Co., Inc.*,#	550	10,593

RH*	250	84,030

Ross Stores, Inc.	5,040	502,841

TJX Cos., Inc. (The)	17,030	1,043,598

Description	Number of Shares	Value

Tractor Supply Co.	1,600	$322,320

Ulta Beauty, Inc.*	750	297,600

Victoria’s Secret & Co.*	1,003	47,261

Vroom, Inc.*,#	1,600	2,496

Williams-Sonoma, Inc.	960	125,261

		$11,923,632

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Capri Holdings Ltd.*	2,150	102,555

Carter’s, Inc.	550	46,332

Columbia Sportswear Co.	468	38,451

Deckers Outdoor Corp.*	400	106,300

Hanesbrands, Inc.	5,200	68,952

Lululemon Athletica, Inc.*	1,600	567,408

NIKE, Inc., Class B	17,640	2,199,708

PVH Corp.	820	59,680

Ralph Lauren Corp.	535	55,822

Skechers USA, Inc., Class A*	1,843	70,587

Tapestry, Inc.	3,880	127,730

Under Armour, Inc., Class A*	2,428	37,294

Under Armour, Inc., Class C*	3,350	47,536

VF Corp.	4,400	228,800

		$3,757,155

TOTAL CONSUMER DISCRETIONARY		$63,101,628

CONSUMER STAPLES – 6.5%

BEVERAGES – 1.6%

Boston Beer Co., Inc. (The), Class A*	100	37,500

Brown-Forman Corp., Class A	700	43,694

Brown-Forman Corp., Class B	2,575	173,658

Coca-Cola Co. (The)	56,150	3,627,851

Constellation Brands, Inc., Class A	2,200	541,398

Keurig Dr. Pepper, Inc.	10,000	374,000

Molson Coors Beverage Co., Class B	2,500	135,350

Monster Beverage Corp.*	5,300	454,104

PepsiCo., Inc.	20,000	3,434,200

		$8,821,755

FOOD & STAPLES RETAILING – 1.5%

Albertsons Cos., Inc., Class A	2,300	71,944

Casey’s General Stores, Inc.	535	107,696

Costco Wholesale Corp.	6,400	3,403,008

Grocery Outlet Holding Corp.*,#	1,100	37,037

Kroger Co. (The)	10,650	574,674

Sysco Corp.	7,400	632,552

U.S. Foods Holding Corp.*	3,150	118,503

Walgreens Boots Alliance, Inc.	10,200	432,480

Walmart, Inc.	20,350	3,113,346

		$8,491,240

FOOD PRODUCTS – 1.1%

Archer-Daniels-Midland Co.	7,900	707,524

Beyond Meat, Inc.*,#	700	25,816

Bunge Ltd.	1,895	214,362

Campbell Soup Co.	2,850	134,577

Conagra Brands, Inc.	6,700	234,031

Darling Ingredients, Inc.*	2,350	172,467

Flowers Foods, Inc.	2,300	60,996

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Freshpet, Inc.*	550	$51,343

General Mills, Inc.	8,750	618,887

Hain Celestial Group, Inc. (The)*	1,200	40,248

Hershey Co. (The)	2,100	474,117

Hormel Foods Corp.	3,950	206,940

Ingredion, Inc.	850	72,344

J.M. Smucker Co. (The)	1,450	198,548

Kellogg Co.	3,500	239,750

Kraft Heinz Co. (The)	9,900	422,037

Lamb Weston Holdings, Inc.	2,050	135,505

McCormick & Co., Inc.	3,500	351,995

Mondelez International, Inc., Class A	20,150	1,299,272

Pilgrim’s Pride Corp.*	550	15,593

Post Holdings, Inc.*	788	58,619

TreeHouse Foods, Inc.*	50	1,575

Tyson Foods, Inc., Class A	4,150	386,614

		$6,123,160

HOUSEHOLD PRODUCTS – 1.4%

Church & Dwight Co., Inc.	3,500	341,460

Clorox Co. (The)	1,750	251,073

Colgate-Palmolive Co.	12,000	924,600

Kimberly-Clark Corp.	4,800	666,384

Procter & Gamble Co. (The)	34,700	5,571,085

Reynolds Consumer Products, Inc.	900	26,631

Spectrum Brands Holdings, Inc.	600	51,042

		$7,832,275

PERSONAL PRODUCTS – 0.2%

BellRing Brands, Inc.*	399	8,550

Coty, Inc., Class A*	4,890	39,658

Estee Lauder Cos., Inc. (The), Class A	3,300	871,398

Herbalife Nutrition Ltd.*	1,250	33,225

Olaplex Holdings, Inc.*	1,050	15,435

		$968,266

TOBACCO – 0.7%

Altria Group, Inc.	26,050	1,447,599

Philip Morris International, Inc.	22,350	2,235,000

		$3,682,599

TOTAL CONSUMER STAPLES		$35,919,295

ENERGY – 4.3%

ENERGY EQUIPMENT & SERVICES – 0.3%

Baker Hughes Co.	11,450	355,179

ChampionX Corp.	80	1,688

Halliburton Co.	13,413	477,771

NOV, Inc.	5,698	103,305

Schlumberger NV	21,296	830,757

		$1,768,700

OIL, GAS & CONSUMABLE FUELS – 4.0%

Antero Midstream Corp.	4,200	43,134

APA Corp.	5,740	234,938

Cheniere Energy, Inc.	3,630	492,990

Chevron Corp.	29,714	4,655,292

ConocoPhillips	20,228	1,932,179

Continental Resources, Inc.#	1,115	61,961

Description	Number of Shares	Value

Coterra Energy, Inc.	12,074	$347,611

Devon Energy Corp.	10,186	592,520

Diamondback Energy, Inc.	2,797	353,065

DT Midstream, Inc.	1,325	71,219

EOG Resources, Inc.	8,880	1,036,829

EQT Corp.	4,800	190,800

Exxon Mobil Corp.	65,193	5,557,703

Hess Corp.	4,290	442,170

HF Sinclair Corp.*	2,190	83,264

Kinder Morgan, Inc.	29,205	530,071

Marathon Oil Corp.	12,100	301,532

Marathon Petroleum Corp.	9,300	811,518

New Fortress Energy, Inc.	350	13,573

Occidental Petroleum Corp.	12,760	702,948

ONEOK, Inc.	6,610	418,611

Phillips 66	7,040	610,790

Pioneer Natural Resources Co.	3,276	761,572

Targa Resources Corp.	3,300	242,253

Texas Pacific Land Corp.	100	136,660

Valero Energy Corp.	6,320	704,554

Williams Cos., Inc. (The)	18,470	633,336

		$21,963,093

TOTAL ENERGY		$23,731,793

FINANCIALS – 11.2%

BANKS – 3.6%

Bank of America Corp.	101,500	3,621,520

Bank of Hawaii Corp.	520	38,657

Bank OZK	1,750	67,235

BOK Financial Corp.	470	38,977

Citigroup, Inc.	28,232	1,361,065

Citizens Financial Group, Inc.	6,650	262,010

Comerica, Inc.	1,880	153,972

Commerce Bancshares, Inc.	1,637	111,922

Cullen/Frost Bankers, Inc.	790	104,509

East West Bancorp, Inc.	2,023	144,240

Fifth Third Bancorp	9,900	371,547

First Citizens BancShares, Inc., Class A	150	95,907

First Hawaiian, Inc.	1,750	41,318

First Horizon Corp.	7,784	174,206

First Republic Bank	2,550	380,511

FNB Corp.	4,950	57,024

Huntington Bancshares, Inc.	20,796	273,467

JPMorgan Chase & Co.	41,820	4,991,635

KeyCorp.	13,494	260,569

M&T Bank Corp.§	2,323	387,105

PacWest Bancorp	1,689	55,551

Pinnacle Financial Partners, Inc.	1,000	77,550

PNC Financial Services Group, Inc. (The)	5,960	989,956

Popular, Inc.	1,188	92,652

Prosperity Bancshares, Inc.	1,323	86,498

Regions Financial Corp.	13,956	289,168

Signature Bank	850	205,913

SVB Financial Group*	800	390,112

Synovus Financial Corp.	1,994	82,831

Truist Financial Corp.	18,807	909,319

U.S. Bancorp	19,170	930,895

ANNUAL REPORT / April 30, 2022

13	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Umpqua Holdings Corp.	2,850	$47,139

Webster Financial Corp.	2,562	128,074

Wells Fargo & Co.	55,475	2,420,374

Western Alliance Bancorp	1,495	113,784

Wintrust Financial Corp.	850	74,222

Zions Bancorp NA	2,240	126,582

		$19,958,016

CAPITAL MARKETS – 3.0%

Affiliated Managers Group, Inc.	570	71,575

Ameriprise Financial, Inc.	1,590	422,129

Ares Management Corp., Class A	2,000	132,440

Bank of New York Mellon Corp. (The)	11,020	463,501

BlackRock, Inc.	2,060	1,286,841

Blackstone, Inc.	10,000	1,015,700

Brookfield Asset Management, Inc., Class A	7	349

Carlyle Group, Inc. (The)	2,400	87,096

Cboe Global Markets, Inc.	1,500	169,470

Charles Schwab Corp. (The)	21,405	1,419,794

CME Group, Inc.	5,050	1,107,667

Evercore, Inc., Class A	550	58,163

FactSet Research Systems, Inc.	540	217,885

Franklin Resources, Inc.	4,120	101,311

Goldman Sachs Group, Inc. (The)	4,640	1,417,474

Interactive Brokers Group, Inc., Class A	1,048	62,419

Intercontinental Exchange, Inc.	8,090	936,903

Invesco Ltd.	5,370	98,701

Jefferies Financial Group, Inc.	3,148	96,832

KKR & Co., Inc.	8,034	409,493

Lazard Ltd., Class A	1,600	52,432

LPL Financial Holdings, Inc.	1,150	216,050

MarketAxess Holdings, Inc.	550	144,985

Moody’s Corp.	2,340	740,563

Morgan Stanley	18,826	1,517,187

Morningstar, Inc.	350	88,630

MSCI, Inc.	1,170	492,862

Nasdaq, Inc.	1,680	264,382

Northern Trust Corp.	2,980	307,089

Raymond James Financial, Inc.	2,665	259,731

S&P Global, Inc.	4,939	1,859,533

SEI Investments Co.	1,590	88,595

State Street Corp.	5,270	352,932

Stifel Financial Corp.	1,500	92,775

T Rowe Price Group, Inc.	3,280	403,571

Tradeweb Markets, Inc., Class A	1,500	106,785

Virtu Financial, Inc., Class A	1,350	38,988

		$16,602,833

CONSUMER FINANCE – 0.6%

Ally Financial, Inc.	5,013	200,320

American Express Co.	8,740	1,526,965

Capital One Financial Corp.	5,900	735,258

Credit Acceptance Corp.*,#	100	51,250

Discover Financial Services	3,980	447,591

OneMain Holdings, Inc.	1,350	62,006

SLM Corp.	4,210	70,433

Synchrony Financial	7,400	272,394

Description	Number of Shares	Value

Upstart Holdings, Inc.*,#	650	$48,763

		$3,414,980

DIVERSIFIED FINANCIAL SERVICES – 1.6%

Apollo Global Management, Inc.	5,326	265,022

Berkshire Hathaway, Inc., Class B*	26,096	8,424,571

Equitable Holdings, Inc.	5,243	151,156

Voya Financial, Inc.	1,580	99,761

		$8,940,510

INSURANCE – 2.3%

Aflac, Inc.	9,200	526,976

Alleghany Corp.*	176	147,224

Allstate Corp. (The)	3,930	497,302

American Financial Group, Inc.	1,050	145,404

American International Group, Inc.	11,880	695,099

American National Group, Inc.	50	9,431

Aon PLC, Class A	3,250	935,968

Arch Capital Group Ltd.*	5,120	233,830

Arthur J. Gallagher & Co.	2,930	493,676

Assurant, Inc.	830	150,960

Assured Guaranty Ltd.	900	49,635

Axis Capital Holdings Ltd.	1,480	84,848

Brighthouse Financial, Inc.*	1,000	51,360

Brown & Brown, Inc.	3,440	213,211

Chubb Ltd.	6,347	1,310,338

Cincinnati Financial Corp.	2,156	264,455

CNA Financial Corp.	150	7,116

Erie Indemnity Co., Class A	320	51,290

Everest Re Group Ltd.	620	170,320

Fidelity National Financial, Inc.	3,941	156,931

First American Financial Corp.	1,478	86,182

Globe Life, Inc.	1,493	146,433

GoHealth, Inc., Class A*	750	560

Hanover Insurance Group, Inc. (The)	500	73,410

Hartford Financial Services Group, Inc. (The)	4,590	320,979

Kemper Corp.	778	35,912

Lemonade, Inc.*,#	650	13,559

Lincoln National Corp.	2,608	156,871

Loews Corp.	3,100	194,804

Markel Corp.*	230	311,254

Marsh & McLennan Cos., Inc.	7,190	1,162,623

Mercury General Corp.	300	15,129

MetLife, Inc.	9,951	653,582

Old Republic International Corp.	3,868	85,135

Primerica, Inc.	623	80,716

Principal Financial Group, Inc.	3,840	261,658

Progressive Corp. (The)	8,230	883,573

Prudential Financial, Inc.	5,330	578,358

Reinsurance Group of America, Inc.	940	100,881

RenaissanceRe Holdings Ltd.	578	82,955

Travelers Cos., Inc. (The)	3,380	578,183

Unum Group	2,760	84,235

W.R. Berkley Corp.	2,880	191,491

White Mountains Insurance Group Ltd.	60	62,881

Willis Towers Watson PLC	1,750	376,005

		$12,732,743

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) – 0.1%

AGNC Investment Corp.	7,135	$78,342

Annaly Capital Management, Inc.	20,130	129,235

New Residential Investment Corp.	5,900	61,360

Starwood Property Trust, Inc.	4,168	95,364

		$364,301

THRIFTS & MORTGAGE FINANCE – 0.0%**

MGIC Investment Corp.	4,300	56,158

New York Community Bancorp, Inc.	6,533	60,365

Rocket Cos., Inc., Class A#	1,900	16,815

TFS Financial Corp.	955	14,315

UWM Holdings Corp.#	1,900	7,049

		$154,702

TOTAL FINANCIALS		$62,168,085

HEALTH CARE – 13.9%

BIOTECHNOLOGY – 2.1%

2seventy bio, Inc.*	16	215

AbbVie, Inc.	25,161	3,695,648

ACADIA Pharmaceuticals, Inc.*	100	1,844

Alnylam Pharmaceuticals, Inc.*	1,750	233,502

Amgen, Inc.	8,014	1,868,785

Biogen, Inc.*	2,100	435,624

BioMarin Pharmaceutical, Inc.*	2,650	215,577

Bluebird Bio, Inc.*,#	50	182

CureVac NV*,#	500	8,545

Exact Sciences Corp.*	2,550	140,378

Exelixis, Inc.*	4,700	104,998

Gilead Sciences, Inc.	18,194	1,079,632

Global Blood Therapeutics, Inc.*	50	1,535

Horizon Therapeutics PLC*	3,050	300,608

Incyte Corp.*	2,560	191,898

Ionis Pharmaceuticals, Inc.*	2,050	75,358

Iovance Biotherapeutics, Inc.*	2,050	31,058

Mirati Therapeutics, Inc.*	550	33,985

Moderna, Inc.*	4,850	651,888

Natera, Inc.*	1,150	40,388

Neurocrine Biosciences, Inc.*	1,300	117,039

Novavax, Inc.*,#	1,100	49,577

Regeneron Pharmaceuticals, Inc.*	1,450	955,709

Sage Therapeutics, Inc.*	800	25,216

Sarepta Therapeutics, Inc.*	1,115	80,637

Seagen, Inc.*	1,950	255,469

Ultragenyx Pharmaceutical, Inc.*	950	67,156

United Therapeutics Corp.*	640	113,638

Vertex Pharmaceuticals, Inc.*	3,643	995,340

		$11,771,429

HEALTH CARE EQUIPMENT & SUPPLIES – 2.7%

Abbott Laboratories	25,045	2,842,607

ABIOMED, Inc.*	650	186,277

Align Technology, Inc.*	1,110	321,800

Baxter International, Inc.	7,230	513,764

Becton Dickinson & Co.	4,134	1,021,883

Boston Scientific Corp.*	20,400	859,044

Cooper Cos., Inc. (The)	700	252,728

DENTSPLY SIRONA, Inc.	3,229	129,128

Description	Number of Shares	Value

DexCom, Inc.*	1,350	$551,583

Edwards Lifesciences Corp.*	8,716	921,978

Embecta Corp.*	816	24,831

Enovis Corp.*	650	42,166

Envista Holdings Corp.*	2,250	89,145

Figs, Inc., Class A*,#	1,300	20,358

Globus Medical, Inc., Class A*	1,050	69,531

Hologic, Inc.*	3,640	262,044

ICU Medical, Inc.*	300	64,197

IDEXX Laboratories, Inc.*	1,230	529,490

Insulet Corp.*	950	227,041

Integra LifeSciences Holdings Corp.*	1,048	64,096

Intuitive Surgical, Inc.*	5,050	1,208,465

Masimo Corp.*	750	84,728

Medtronic PLC	19,476	2,032,515

Novocure Ltd.*	1,500	114,870

Penumbra, Inc.*	500	86,280

Quidel Corp.*	568	57,152

ResMed, Inc.	2,070	413,938

STERIS PLC	1,200	268,860

Stryker Corp.	5,100	1,230,426

Tandem Diabetes Care, Inc.*	900	86,832

Teleflex, Inc.	710	202,790

Zimmer Biomet Holdings, Inc.	3,010	363,457

Zimvie, Inc.*	301	6,773

		$15,150,777

HEALTH CARE PROVIDERS & SERVICES – 3.1%

Acadia Healthcare Co., Inc.*	1,250	84,850

agilon health, Inc.*	2,400	42,648

Amedisys, Inc.*	500	63,825

AmerisourceBergen Corp.	2,120	320,735

Anthem, Inc.	3,510	1,761,774

Cardinal Health, Inc.	3,770	218,849

Centene Corp.*	8,280	666,954

Chemed Corp.	200	98,278

Cigna Corp.	4,742	1,170,231

CVS Health Corp.	19,121	1,838,102

DaVita, Inc.*	838	90,814

Encompass Health Corp.	1,480	101,868

Guardant Health, Inc.*	1,385	85,455

HCA Healthcare, Inc.	3,550	761,652

Henry Schein, Inc.*	2,070	167,877

Humana, Inc.	1,880	835,773

Laboratory Corp. of America Holdings*	1,307	314,046

McKesson Corp.	2,200	681,142

Molina Healthcare, Inc.*	800	250,760

Oak Street Health, Inc.*,#	1,500	27,135

Premier, Inc., Class A	1,700	61,557

Quest Diagnostics, Inc.	1,800	240,912

Signify Health, Inc., Class A*	900	12,420

UnitedHealth Group, Inc.	13,420	6,824,741

Universal Health Services, Inc., Class B	1,080	132,332

		$16,854,730

HEALTH CARE TECHNOLOGY – 0.2%

American Well Corp., Class A*,#	600	1,878

Cerner Corp.	4,290	401,716

ANNUAL REPORT / April 30, 2022

15	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Certara, Inc.*	1,450	$26,607

Change Healthcare, Inc.*	3,600	84,816

Teladoc Health, Inc.*	2,177	73,496

Veeva Systems, Inc., Class A*	1,970	358,441

		$946,954

LIFE SCIENCES TOOLS & SERVICES – 1.8%

10X Genomics, Inc., Class A*	1,250	59,700

Adaptive Biotechnologies Corp.*	1,600	13,200

Agilent Technologies, Inc.	4,440	529,559

Avantor, Inc.*	8,795	280,385

Azenta, Inc.	1,050	78,708

Berkeley Lights, Inc.*,#	150	746

Bio-Rad Laboratories, Inc., Class A*	290	148,497

Bio-Techne Corp.	550	208,830

Bruker Corp.	1,600	91,984

Charles River Laboratories International, Inc.*	720	173,887

Danaher Corp.	9,030	2,267,704

ICON PLC*	102	23,073

Illumina, Inc.*	2,090	619,998

IQVIA Holdings, Inc.*	2,780	606,012

Maravai LifeSciences Holdings, Inc., Class A*	1,500	46,095

Mettler-Toledo International, Inc.*	320	408,810

PerkinElmer, Inc.	1,770	259,500

QIAGEN NV*	3,000	136,110

Repligen Corp.*	800	125,792

Sotera Health Co.*	1,100	22,418

Syneos Health, Inc.*	1,500	109,635

Thermo Fisher Scientific, Inc.	5,620	3,107,410

Waters Corp.*	910	275,748

West Pharmaceutical Services, Inc.	1,050	330,813

		$9,924,614

PHARMACEUTICALS – 4.0%

AstraZeneca PLC, ADR	1	66

Bristol-Myers Squibb Co.	31,826	2,395,543

Catalent, Inc.*	2,500	226,400

Elanco Animal Health, Inc.*	6,750	170,843

Eli Lilly & Co.	12,080	3,528,930

Jazz Pharmaceuticals PLC*	860	137,789

Johnson & Johnson	37,750	6,812,365

Merck & Co., Inc.	36,416	3,229,735

Nektar Therapeutics*	2,900	11,977

Organon & Co.	3,966	128,221

Perrigo Co. PLC	1,808	62,014

Pfizer, Inc.	79,953	3,923,294

Reata Pharmaceuticals, Inc., Class A*,#	50	1,269

Royalty Pharma PLC, Class A	4,350	185,223

Viatris, Inc.	17,255	178,244

Zoetis, Inc.	6,731	1,193,070

		$22,184,983

TOTAL HEALTH CARE		$76,833,487

INDUSTRIALS – 9.0%

AEROSPACE & DEFENSE – 1.7%

Axon Enterprise, Inc.*	900	100,980

Boeing Co. (The)*	8,090	1,204,116

BWX Technologies, Inc.	1,505	78,140

Description	Number of Shares	Value

Curtiss-Wright Corp.	565	$80,744

General Dynamics Corp.	3,780	894,083

HEICO Corp.	650	91,799

HEICO Corp., Class A	1,202	140,201

Hexcel Corp.	1,350	73,386

Howmet Aerospace, Inc.	5,716	195,030

Huntington Ingalls Industries, Inc.	545	115,943

L3Harris Technologies, Inc.	2,982	692,599

Lockheed Martin Corp.	3,700	1,598,844

Mercury Systems, Inc.*	850	47,422

Northrop Grumman Corp.	2,220	975,468

Raytheon Technologies Corp.	22,654	2,150,091

Spirit AeroSystems Holdings, Inc., Class A	1,540	64,742

Textron, Inc.	3,403	235,658

TransDigm Group, Inc.*	790	469,900

Virgin Galactic Holdings, Inc.*,#	2,100	15,729

Woodward, Inc.	875	96,670

		$9,321,545

AIR FREIGHT & LOGISTICS – 0.6%

C.H. Robinson Worldwide, Inc.	1,984	210,602

Expeditors International of Washington, Inc.	2,580	255,601

FedEx Corp.	3,760	747,262

GXO Logistics, Inc.*	1,450	85,826

United Parcel Service, Inc., Class B	10,980	1,976,180

		$3,275,471

AIRLINES – 0.3%

Alaska Air Group, Inc.*	1,875	101,981

American Airlines Group, Inc.*	9,643	180,999

Copa Holdings SA, Class A*	550	41,454

Delta Air Lines, Inc.*	9,740	419,112

JetBlue Airways Corp.*	4,850	53,399

Southwest Airlines Co.*	8,680	405,530

United Airlines Holdings, Inc.*	4,783	241,541

		$1,444,016

BUILDING PRODUCTS – 0.6%

A.O. Smith Corp.	1,900	111,017

Advanced Drainage Systems, Inc.	850	87,091

Allegion PLC	1,433	163,706

Armstrong World Industries, Inc.	778	65,865

AZEK Co., Inc. (The)*	1,500	31,860

Builders FirstSource, Inc.*	2,900	178,553

Carlisle Cos., Inc.	740	191,926

Carrier Global Corp.	12,900	493,683

Fortune Brands Home & Security, Inc.	1,910	136,088

Hayward Holdings, Inc.*	650	10,335

Johnson Controls International PLC	11,431	684,374

Lennox International, Inc.	500	106,595

Masco Corp.	3,530	185,996

Owens Corning	1,398	127,120

Trane Technologies PLC	3,850	538,576

Trex Co., Inc.*	1,794	104,393

		$3,217,178

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Cintas Corp.	1,320	524,383

Clean Harbors, Inc.*	750	78,697

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Copart, Inc.*	3,150	$357,997

Driven Brands Holdings, Inc.*	800	22,312

IAA, Inc.*	2,268	83,122

MSA Safety, Inc.	550	66,380

Republic Services, Inc.	3,140	421,608

Rollins, Inc.	3,450	115,713

Stericycle, Inc.*	1,485	74,532

Waste Management, Inc.	6,390	1,050,772

		$2,795,516

CONSTRUCTION & ENGINEERING – 0.1%

AECOM	2,025	142,884

MasTec, Inc.*	900	64,809

MDU Resources Group, Inc.	2,350	60,536

Quanta Services, Inc.	2,088	242,166

Valmont Industries, Inc.	260	64,691

		$575,086

ELECTRICAL EQUIPMENT – 0.7%

Acuity Brands, Inc.	500	86,240

AMETEK, Inc.	3,610	455,799

ChargePoint Holdings, Inc.*,#	3,350	43,349

Eaton Corp. PLC	6,278	910,436

Emerson Electric Co.	8,990	810,718

Generac Holdings, Inc.*	947	207,753

GrafTech International Ltd.	150	1,362

Hubbell, Inc.	840	164,102

nVent Electric PLC	2,216	74,856

Plug Power, Inc.*,#	7,450	156,599

Regal Rexnord Corp.	1,000	127,240

Rockwell Automation, Inc.	1,770	447,226

Sensata Technologies Holding PLC*	2,398	108,893

Shoals Technologies Group, Inc., Class A*	1,200	11,976

Sunrun, Inc.*,#	2,950	58,941

Vertiv Holdings Co.	4,200	52,626

		$3,718,116

INDUSTRIAL CONGLOMERATES – 0.9%

3M Co.	8,710	1,256,156

General Electric Co.	16,515	1,231,194

Honeywell International, Inc.	10,320	1,997,023

Roper Technologies, Inc.	1,600	751,872

		$5,236,245

MACHINERY – 1.7%

AGCO Corp.	995	126,763

Allison Transmission Holdings, Inc.	1,850	69,264

Caterpillar, Inc.	8,200	1,726,428

Crane Co.	650	62,550

Cummins, Inc.	2,180	412,434

Deere & Co.	4,240	1,600,812

Donaldson Co., Inc.	1,660	81,406

Dover Corp.	2,210	294,593

Esab Corp.*	649	30,503

Flowserve Corp.	2,148	70,261

Fortive Corp.	4,890	281,175

Gates Industrial Corp. PLC*	1,200	15,300

Graco, Inc.	2,520	156,290

IDEX Corp.	1,120	212,598

Description	Number of Shares	Value

Illinois Tool Works, Inc.	4,750	$936,273

Ingersoll Rand, Inc.	6,144	270,090

ITT, Inc.	1,335	93,744

Lincoln Electric Holdings, Inc.	900	121,257

Middleby Corp. (The)*	850	130,807

Nordson Corp.	850	183,337

Oshkosh Corp.	1,090	100,760

Otis Worldwide Corp.	6,525	475,281

PACCAR, Inc.	5,040	418,572

Parker-Hannifin Corp.	1,960	530,807

Pentair PLC	2,564	130,123

Snap-on, Inc.	780	165,742

Stanley Black & Decker, Inc.	2,470	296,771

Timken Co. (The)	1,000	57,640

Toro Co. (The)	1,580	126,605

Trinity Industries, Inc.	100	2,774

Westinghouse Air Brake Technologies Corp.	2,665	239,610

Xylem, Inc.	2,760	222,180

		$9,642,750

MARINE – 0.0%**

Kirby Corp.*	1,000	65,200

PROFESSIONAL SERVICES – 0.5%

Booz Allen Hamilton Holding Corp.	2,050	167,342

CACI International, Inc., Class A*	353	93,651

Clarivate PLC*	6,400	100,352

CoStar Group, Inc.*	6,050	384,901

Dun & Bradstreet Holdings, Inc.*	2,150	33,949

Equifax, Inc.	1,860	378,547

FTI Consulting, Inc.*	500	78,855

Jacobs Engineering Group, Inc.	1,900	263,245

Leidos Holdings, Inc.	2,050	212,195

ManpowerGroup, Inc.	810	73,062

Nielsen Holdings PLC	5,600	150,136

Robert Half International, Inc.	1,548	152,184

Science Applications International Corp.	800	66,584

TransUnion	2,950	258,184

Verisk Analytics, Inc.	2,350	479,517

		$2,892,704

ROAD & RAIL – 1.1%

AMERCO	113	60,509

CSX Corp.	33,500	1,150,390

JB Hunt Transport Services, Inc.	1,230	210,145

Knight-Swift Transportation Holdings, Inc.	2,335	111,823

Landstar System, Inc.	590	91,391

Lyft, Inc., Class A*	4,300	140,180

Norfolk Southern Corp.	3,660	943,841

Old Dominion Freight Line, Inc.	1,550	434,186

Ryder System, Inc.	790	55,221

Schneider National, Inc., Class B	323	7,632

TuSimple Holdings, Inc., Class A*,#	1,950	20,222

Uber Technologies, Inc.*	24,550	772,834

Union Pacific Corp.	9,720	2,277,299

XPO Logistics, Inc.*	1,450	77,996

		$6,353,669

ANNUAL REPORT / April 30, 2022

17	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

TRADING COMPANIES & DISTRIBUTORS – 0.3%

Air Lease Corp.	1,700	$68,476

Core & Main, Inc., Class A*	550	13,068

Fastenal Co.	8,540	472,347

MSC Industrial Direct Co., Inc., Class A	740	61,316

SiteOne Landscape Supply, Inc.*	650	91,670

United Rentals, Inc.*	1,070	338,676

Univar Solutions, Inc.*	2,700	78,624

Watsco, Inc.	500	133,390

WW Grainger, Inc.	690	345,021

		$1,602,588

TOTAL INDUSTRIALS		$50,140,084

INFORMATION TECHNOLOGY – 27.1%

COMMUNICATIONS EQUIPMENT – 0.8%

Arista Networks, Inc.*	3,450	398,716

Ciena Corp.*	2,223	122,643

Cisco Systems, Inc.	60,600	2,968,188

CommScope Holding Co., Inc.*	3,250	19,598

F5, Inc.*	863	144,475

Juniper Networks, Inc.	4,640	146,253

Lumentum Holdings, Inc.*	1,050	85,270

Motorola Solutions, Inc.	2,380	508,582

Ubiquiti, Inc.#	100	28,225

Viasat, Inc.*	950	34,970

		$4,456,920

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Amphenol Corp., Class A	8,350	597,025

Arrow Electronics, Inc.*	1,035	121,985

Avnet, Inc.	1,650	72,039

CDW Corp.	1,990	324,728

Cognex Corp.	2,550	172,457

Coherent, Inc.*	350	93,765

Corning, Inc.	10,870	382,515

IPG Photonics Corp.*	550	51,964

Jabil, Inc.	1,958	113,035

Keysight Technologies, Inc.*	2,550	357,689

Littelfuse, Inc.	293	67,170

National Instruments Corp.	2,020	73,003

TD SYNNEX Corp.	643	64,358

Teledyne Technologies, Inc.*	693	299,064

Trimble, Inc.*	3,580	238,786

Vontier Corp.	2,406	61,642

Zebra Technologies Corp., Class A*	750	277,245

		$3,368,470

IT SERVICES – 4.6%

Accenture PLC, Class A	9,250	2,778,330

Akamai Technologies, Inc.*	2,300	258,244

Amdocs Ltd.	1,920	153,005

Automatic Data Processing, Inc.	6,030	1,315,625

BigCommerce Holdings, Inc.*	50	894

Block, Inc., Class A*	6,800	676,872

Bread Financial Holdings, Inc.	40	2,192

Broadridge Financial Solutions, Inc.	1,680	242,138

Cloudflare, Inc., Class A*	3,700	318,718

Cognizant Technology Solutions Corp., Class A	7,710	623,739

Description	Number of Shares	Value

Concentrix Corp.	593	$93,386

DXC Technology Co.*	3,526	101,196

EPAM Systems, Inc.*	750	198,742

Euronet Worldwide, Inc.*	765	93,062

Fastly, Inc., Class A*	1,600	25,440

Fidelity National Information Services, Inc.	8,600	852,690

Fiserv, Inc.*	8,660	847,987

FleetCor Technologies, Inc.*	1,150	286,948

Gartner, Inc.*	1,150	334,132

Genpact Ltd.	2,345	94,433

Global Payments, Inc.	3,963	542,852

Globant SA*	700	151,193

GoDaddy, Inc., Class A*	2,350	189,904

International Business Machines Corp.	12,760	1,687,000

Jack Henry & Associates, Inc.	1,000	189,580

Kyndryl Holdings, Inc.*	3,462	41,163

Mastercard, Inc., Class A	12,370	4,495,011

MongoDB, Inc.*	915	324,761

Okta, Inc.*	1,850	220,723

Paychex, Inc.	4,620	585,493

PayPal Holdings, Inc.*	16,815	1,478,543

Sabre Corp.*,#	4,100	42,927

Shift4 Payments, Inc., Class A*	700	36,722

Snowflake, Inc., Class A*	2,850	488,604

SolarWinds Corp.	437	5,406

StoneCo Ltd., Class A*	2,100	19,782

Switch, Inc., Class A	1,350	40,311

Thoughtworks Holding, Inc.*	500	9,255

Twilio, Inc., Class A*	2,350	262,777

VeriSign, Inc.*	1,450	259,100

Visa, Inc., Class A	23,720	5,055,444

Western Union Co. (The)	5,840	97,878

WEX, Inc.*	615	102,238

Wix.com Ltd.*	650	49,049

		$25,673,489

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.1%

Advanced Micro Devices, Inc.*	23,418	2,002,707

Allegro MicroSystems, Inc.*	450	10,940

Analog Devices, Inc.	7,542	1,164,334

Applied Materials, Inc.	12,630	1,393,720

Broadcom, Inc.	5,783	3,206,037

Cirrus Logic, Inc.*	850	64,430

Enphase Energy, Inc.*	1,850	298,590

Entegris, Inc.	1,950	217,211

First Solar, Inc.*	1,600	116,848

GLOBALFOUNDRIES, Inc.*,#	700	36,603

Intel Corp.	57,870	2,522,553

KLA Corp.	2,200	702,372

Lam Research Corp.	2,030	945,493

Marvell Technology, Inc.	11,961	694,695

Microchip Technology, Inc.	7,628	497,346

Micron Technology, Inc.	15,900	1,084,221

MKS Instruments, Inc.	783	89,246

Monolithic Power Systems, Inc.	630	247,111

NVIDIA Corp.	34,295	6,360,694

NXP Semiconductors NV	3,800	649,420

ON Semiconductor Corp.*	6,028	314,119

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Qorvo, Inc.*	1,650	$187,737

QUALCOMM, Inc.	16,130	2,253,200

Skyworks Solutions, Inc.	2,250	254,925

SolarEdge Technologies, Inc.*	25	6,260

Teradyne, Inc.	2,350	247,831

Texas Instruments, Inc.	13,200	2,247,300

Universal Display Corp.	600	76,638

Wolfspeed, Inc.*	1,575	144,443

		$28,037,024

SOFTWARE – 9.4%

Adobe, Inc.*	6,760	2,676,622

Alteryx, Inc., Class A*	850	54,570

Anaplan, Inc.*	2,068	134,399

ANSYS, Inc.*	1,280	352,883

Aspen Technology, Inc.*	993	157,430

Atlassian Corp. PLC, Class A*	2,000	449,660

Autodesk, Inc.*	3,130	592,446

Avalara, Inc.*	1,183	89,991

Bentley Systems, Inc., Class B#	2,100	89,019

Bill.com Holdings, Inc.*	1,300	221,923

Black Knight, Inc.*	2,087	137,304

C3.ai, Inc., Class A*,#	800	13,592

Cadence Design Systems, Inc.*	3,860	582,281

CDK Global, Inc.	1,926	104,794

Ceridian HCM Holding, Inc.*	1,875	105,244

Citrix Systems, Inc.	1,740	174,174

Coupa Software, Inc.*	950	81,985

Crowdstrike Holdings, Inc., Class A*	2,869	570,242

Datadog, Inc., Class A*	3,648	440,605

DocuSign, Inc.*	2,700	218,700

Dolby Laboratories, Inc., Class A	990	76,695

DoubleVerify Holdings, Inc.*	650	14,138

Dropbox, Inc., Class A*	4,150	90,263

Duck Creek Technologies, Inc.*	850	13,541

Dynatrace, Inc.*	2,773	106,372

Elastic NV*	950	72,333

Everbridge, Inc.*	400	17,240

Fair Isaac Corp.*	350	130,728

Five9, Inc.*	993	109,329

Fortinet, Inc.*	1,900	549,119

Guidewire Software, Inc.*	1,300	113,022

HubSpot, Inc.*	653	247,768

Informatica, Inc., Class A*,#	500	9,730

Intuit, Inc.	3,800	1,591,250

Jamf Holding Corp.*	700	21,560

Mandiant, Inc.*	3,400	74,732

Manhattan Associates, Inc.*	873	113,970

Microsoft Corp.	107,899	29,944,130

N-Able, Inc.*	436	4,360

nCino, Inc.*	800	29,992

NCR Corp.*	1,970	69,009

New Relic, Inc.*	550	34,799

NortonLifeLock, Inc.	7,970	199,569

Nutanix, Inc., Class A*	2,950	73,839

Oracle Corp.	23,210	1,703,614

Palantir Technologies, Inc., Class A*	23,550	244,920

Palo Alto Networks, Inc.*	1,390	780,179

Description	Number of Shares	Value

Paycom Software, Inc.*	700	$197,029

Paycor HCM, Inc.*	400	9,852

Paylocity Holding Corp.*	575	109,037

Pegasystems, Inc.	620	47,486

Procore Technologies, Inc.*	800	44,376

PTC, Inc.*	1,550	177,025

RingCentral, Inc., Class A*	1,150	97,577

Salesforce, Inc.*	13,416	2,360,411

ServiceNow, Inc.*	2,850	1,362,585

Smartsheet, Inc., Class A*	1,705	82,403

Splunk, Inc.*	2,300	280,646

SS&C Technologies Holdings, Inc.	3,250	210,145

Synopsys, Inc.*	2,200	630,938

Teradata Corp.*	1,670	69,055

Trade Desk, Inc. (The), Class A*	6,250	368,250

Tyler Technologies, Inc.*	600	236,826

Unity Software, Inc.*	2,200	146,102

VMware, Inc., Class A	3,169	342,379

Workday, Inc., Class A*	2,750	568,425

Zendesk, Inc.*	1,665	203,197

Zoom Video Communications, Inc., Class A*	3,038	302,494

Zscaler, Inc.*	1,100	223,014

		$51,753,317

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 6.6%

Apple, Inc.	221,040	34,846,956

Dell Technologies, Inc., Class C	3,919	184,232

Hewlett Packard Enterprise Co.	19,290	297,259

HP, Inc.	15,540	569,230

NetApp, Inc.	3,203	234,620

Pure Storage, Inc., Class A*	3,845	112,658

Western Digital Corp.*	4,483	237,913

Xerox Holdings Corp.	2,300	40,020

		$36,522,888

TOTAL INFORMATION TECHNOLOGY		$149,812,108

MATERIALS – 2.8%

CHEMICALS – 1.5%

Air Products & Chemicals, Inc.	3,450	807,541

Albemarle Corp.	1,750	337,453

Ashland Global Holdings, Inc.	800	83,976

Axalta Coating Systems Ltd.*	2,710	68,753

Celanese Corp.	1,650	242,451

CF Industries Holdings, Inc.	3,350	324,381

Chemours Co. (The)	2,450	81,022

Corteva, Inc.	11,112	641,051

Dow, Inc.	11,079	736,753

DuPont de Nemours, Inc.	7,712	508,452

Eastman Chemical Co.	2,000	205,340

Ecolab, Inc.	3,900	660,426

Element Solutions, Inc.	3,700	76,294

FMC Corp.	2,050	271,707

Huntsman Corp.	3,000	101,610

International Flavors & Fragrances, Inc.	3,900	473,070

Linde PLC	150	46,794

LyondellBasell Industries NV, Class A	3,850	408,216

Mosaic Co. (The)	5,665	353,609

ANNUAL REPORT / April 30, 2022

19	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

NewMarket Corp.	100	$32,461

Olin Corp.	2,200	126,280

PPG Industries, Inc.	3,650	467,163

RPM International, Inc.	1,900	157,510

Scotts Miracle-Gro Co. (The)	695	72,231

Sherwin-Williams Co. (The)	3,700	1,017,352

Valvoline, Inc.	3,050	92,202

Westlake Corp.	400	50,620

		$8,444,718

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	600	73,992

Martin Marietta Materials, Inc.	950	336,509

Vulcan Materials Co.	2,000	344,580

		$755,081

CONTAINERS & PACKAGING – 0.5%

Amcor PLC	22,751	269,827

AptarGroup, Inc.	1,065	122,294

Avery Dennison Corp.	1,300	234,780

Ball Corp.	4,950	401,742

Berry Global Group, Inc.*	2,093	117,941

Crown Holdings, Inc.	1,918	211,057

Graphic Packaging Holding Co.	4,555	99,299

International Paper Co.	5,800	268,424

Packaging Corp. of America	1,450	233,696

Sealed Air Corp.	2,450	157,315

Silgan Holdings, Inc.	955	42,373

Sonoco Products Co.	1,430	88,531

Westrock Co.	3,850	190,690

		$2,437,969

METALS & MINING – 0.7%

Alcoa Corp.	2,800	189,840

Cleveland-Cliffs, Inc.*	6,650	169,508

Freeport-McMoRan, Inc.	22,200	900,210

Newmont Corp.	12,150	885,127

Nucor Corp.	4,100	634,598

Reliance Steel & Aluminum Co.	900	178,425

Royal Gold, Inc.	1,058	138,048

Southern Copper Corp.	1,150	71,611

Steel Dynamics, Inc.	2,750	235,812

United States Steel Corp.	4,150	126,534

		$3,529,713

PAPER & FOREST PRODUCTS – 0.0%**

Louisiana-Pacific Corp.	1,300	83,876

Sylvamo Corp.*	609	27,192

		$111,068

TOTAL MATERIALS		$15,278,549

REAL ESTATE – 3.1%

REAL ESTATE INVESTMENT TRUSTS – 3.0%

Alexandria Real Estate Equities, Inc.	2,065	376,160

American Campus Communities, Inc.	1,850	119,640

American Homes 4 Rent, Class A	3,990	158,044

American Tower Corp.	5,760	1,388,275

Americold Realty Trust	3,040	80,195

Description	Number of Shares	Value

Apartment Income REIT Corp.	1,854	$91,161

Apartment Investment & Management Co., Class A*	2,854	17,980

AvalonBay Communities, Inc.	1,822	414,469

Boston Properties, Inc.	2,050	241,080

Brandywine Realty Trust	250	2,918

Brixmor Property Group, Inc.	3,750	95,175

Camden Property Trust	1,270	199,250

Cousins Properties, Inc.	1,833	65,805

Crown Castle International Corp.	5,540	1,026,063

CubeSmart	2,583	122,718

Digital Realty Trust, Inc.	3,560	520,187

Douglas Emmett, Inc.	2,210	65,107

Duke Realty Corp.	4,960	271,560

Empire State Realty Trust, Inc., Class A	400	3,456

EPR Properties	1,000	52,520

Equinix, Inc.	1,131	813,279

Equity LifeStyle Properties, Inc.	2,350	181,608

Equity Residential	4,750	387,125

Essex Property Trust, Inc.	823	270,989

Extra Space Storage, Inc.	1,700	323,000

Federal Realty Investment Trust	998	116,826

First Industrial Realty Trust, Inc.	1,600	92,800

Gaming and Leisure Properties, Inc.	2,959	131,320

Healthcare Trust of America, Inc., Class A	2,930	89,248

Healthpeak Properties, Inc.	6,880	225,733

Highwoods Properties, Inc.	1,040	42,474

Host Hotels & Resorts, Inc.	9,080	184,778

Hudson Pacific Properties, Inc.	2,053	47,794

Invitation Homes, Inc.	7,650	304,623

Iron Mountain, Inc.	3,806	204,496

JBG SMITH Properties	1,171	30,868

Kilroy Realty Corp.	1,525	106,750

Kimco Realty Corp.	7,606	192,660

Lamar Advertising Co., Class A	1,100	121,451

Life Storage, Inc.	975	129,178

Medical Properties Trust, Inc.	7,100	130,569

Mid-America Apartment Communities, Inc.	1,521	299,150

National Retail Properties, Inc.	2,315	101,490

Omega Healthcare Investors, Inc.	3,000	76,440

Orion Office REIT, Inc.	724	9,716

Paramount Group, Inc.	350	3,329

Park Hotels & Resorts, Inc.	3,150	62,087

Prologis, Inc.	9,467	1,517,465

Public Storage	1,910	709,565

Rayonier, Inc.	1,515	65,448

Realty Income Corp.	7,240	502,166

Regency Centers Corp.	2,233	153,697

Rexford Industrial Realty, Inc.	1,900	148,276

SBA Communications Corp.	1,400	485,954

Simon Property Group, Inc.	4,043	477,074

SL Green Realty Corp.	710	49,146

Spirit Realty Capital, Inc.	1,450	63,003

STORE Capital Corp.	2,955	84,011

Sun Communities, Inc.	1,450	254,577

UDR, Inc.	3,930	209,115

Ventas, Inc.	4,986	276,972

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

VICI Properties, Inc.	7,688	$229,179

Vornado Realty Trust	2,326	90,039

Welltower, Inc.	5,570	505,812

Weyerhaeuser Co.	9,192	378,894

WP Carey, Inc.	2,300	185,771

		$16,377,708

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc., Class A*	4,310	357,902

Howard Hughes Corp. (The)*	558	55,962

Jones Lang LaSalle, Inc.*	628	137,362

Opendoor Technologies, Inc.*,#	5,850	40,892

Zillow Group, Inc., Class A*	100	3,865

Zillow Group, Inc., Class C*,#	2,095	83,423

		$679,406

TOTAL REAL ESTATE		$17,057,114

UTILITIES – 2.3%

ELECTRIC UTILITIES – 1.4%

Alliant Energy Corp.	2,850	167,609

American Electric Power Co., Inc.	6,000	594,660

Avangrid, Inc.#	450	19,958

Constellation Energy Corp.	3,983	235,833

Duke Energy Corp.	9,300	1,024,488

Edison International	4,350	299,236

Entergy Corp.	2,350	279,298

Evergy, Inc.	2,700	183,195

Eversource Energy	4,150	362,710

Exelon Corp.	11,950	559,021

FirstEnergy Corp.	6,450	279,349

Hawaiian Electric Industries, Inc.	1,200	49,332

IDACORP, Inc.	500	52,590

NextEra Energy, Inc.	23,550	1,672,521

NRG Energy, Inc.	2,900	104,110

OGE Energy Corp.	2,213	85,599

PG&E Corp.*	22,350	282,727

Pinnacle West Capital Corp.	1,200	85,440

PPL Corp.	9,100	257,621

Southern Co. (The)	12,700	932,053

Xcel Energy, Inc.	6,500	476,190

		$8,003,540

GAS UTILITIES – 0.0%**

Atmos Energy Corp.	1,600	181,440

Macquarie Infrastructure Holdings LLC	200	750

National Fuel Gas Co.	1,050	73,636

UGI Corp.	2,300	78,890

		$334,716

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 0.1%

AES Corp. (The)	7,750	158,255

Brookfield Renewable Corp., Class A	1,450	52,055

Vistra Corp.	5,750	143,865

		$354,175

MULTI-UTILITIES – 0.7%

Ameren Corp.	3,000	278,700

CenterPoint Energy, Inc.	7,350	224,984

Description	Number of Shares	Value

CMS Energy Corp.	3,450	$236,980

Consolidated Edison, Inc.	4,300	398,782

Dominion Energy, Inc.	9,693	791,337

DTE Energy Co.	2,350	307,944

NiSource, Inc.	5,050	147,056

Public Service Enterprise Group, Inc.	6,100	424,926

Sempra Energy	3,850	621,236

WEC Energy Group, Inc.	3,700	370,185

		$3,802,130

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	2,200	338,976

Essential Utilities, Inc.	2,850	127,566

		$466,542

TOTAL UTILITIES		$12,961,103

TOTAL COMMON STOCKS
(COST $182,326,347)		$552,277,680

PREFERRED STOCK – 0.0%**

REAL ESTATE – 0.0%**

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0%**

Brookfield Property Preferred LP 6.25%	400	8,348

TOTAL REAL ESTATE		$8,348

TOTAL PREFERRED STOCK
(COST $9,880)		$8,348

RIGHTS – 0.0%**

Bristol-Myers Squibb Co. CVR, Expire 12/31/30	89	12

TOTAL RIGHTS
(COST $0)		$12

WARRANTS – 0.0%**

Occidental Petroleum Corp. CW27, Expire 08/03/27*	1,645	55,503

TOTAL WARRANTS
(COST $0)		$55,503

INVESTMENT COMPANIES – 0.2%

EQUITY FUNDS – 0.2%

iShares Russell 1000 ETF	2,500	569,775

iShares Russell 1000 Growth ETF#	1,140	277,875

iShares Russell 1000 Value ETF	1,840	287,831

TOTAL EQUITY FUNDS		$1,135,481

TOTAL INVESTMENT COMPANIES
(COST $1,209,776)		$1,135,481

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.5%

REPURCHASE AGREEMENTS – 0.5%

Bank of America Securities, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $510,683, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 2/01/36 to 4/01/52; total market value of $520,883.	$510,670	510,670

ANNUAL REPORT / April 30, 2022

21	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (concluded)

Description	Par Value	Value

Daiwa Capital Markets America, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $510,683, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.63%, maturing 4/30/22 to 5/01/52; total market value of $520,883.	$510,670	$510,670

HSBC Securities USA, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $510,683, collateralized by U.S. Government Agency & Treasury Securities, 1.75% to 4.00%, maturing 4/30/22 to 11/20/50; total market value of $520,883.	510,670	510,670

Nomura Securities International, Inc., 0.29%, dated 4/29/22, due 5/02/22, repurchase price $203,287, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 4/20/25 to 8/20/69; total market value of $207,348.	203,282	203,282

RBC Dominion Securities, Inc., 0.28%, dated 4/29/22, due 5/02/22, repurchase price $510,682, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.38%, maturing 6/30/22 to 4/01/52; total market value of $520,883.	510,670	510,670

Description	Par Value	Value

Truist Securities, Inc., 0.31%, dated 4/29/22, due 5/02/22, repurchase price $510,683, collateralized by U.S. Government Agency & Treasury Securities, 1.50% to 4.00%, maturing 8/15/22 to 4/01/52; total market value of $520,883.	$510,670	$510,670

TOTAL REPURCHASE AGREEMENTS
(COST $2,756,632)		$2,756,632

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,756,632)		$2,756,632

TOTAL INVESTMENTS – 100.5%
(COST $186,302,635)		$556,233,656
COLLATERAL FOR SECURITIES ON LOAN – (0.5%)		(2,756,632)
OTHER ASSETS LESS LIABILITIES – 0.0%**		172,058

TOTAL NET ASSETS – 100.0%		$553,649,082

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$552,277,680	$—	$—	$552,277,680
Preferred Stock	8,348	—	—	8,348
Rights	12	—	—	12
Warrants	55,503	—	—	55,503
Investment Companies	1,135,481	—	—	1,135,481
Repurchase Agreements	—	2,756,632	—	2,756,632

Total	$553,477,024	$2,756,632	$—	$556,233,656

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

**	Represents less than 0.05%.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
LLC	Limited Liability Corporation
LP	Limited Partnership
NA	National Association
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	22

April 30, 2022	Wilmington Enhanced Dividend Income Strategy Fund		Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$31,473,992		$186,302,635	(a)

Investments in securities, at value	$35,906,075	(b)	$556,233,656	(b),(c)
Cash	5,497		—
Income receivable	48,532		380,185
Due from advisor	30,988		—
Receivable for shares sold	450		110,527
Prepaid assets	18,686		21,754

TOTAL ASSETS	36,010,228		556,746,122

LIABILITIES:
Collateral for securities on loan	157,075		2,756,632
Due to custodian	—		104,415
Payable for shares redeemed	—		23,025
Payable for Trustees’ fees	7,587		7,587
Payable for administration fees	956		15,111
Payable for distribution services fees	7,593		—
Payable for investment advisory fees	—		84,762
Other accrued expenses	80,346		105,508

TOTAL LIABILITIES	253,557		3,097,040

NET ASSETS	$35,756,671		$553,649,082

NET ASSETS CONSIST OF:
Paid-in capital	$30,974,540		$166,130,502
Distributable earnings (loss)	4,782,131		387,518,580

TOTAL NET ASSETS	$35,756,671		$553,649,082

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$35,123,493		$—

Shares outstanding (unlimited shares authorized)	3,010,402		—

Net Asset Value per share	$11.67		$—

Offering Price per share*	$12.35	**	$—

Class I
Net Assets	$633,178		$553,649,082

Shares outstanding (unlimited shares authorized)	54,153		19,887,533

Net Asset Value and Offering Price per share	$11.69		$27.84

(a)	Includes $197,846 of investments in affiliated issuers.
(b)	Including $151,704 and $2,584,265, respectively, of securities on loan (Note 2).
(c)	Includes $387,105 of investments in affiliated issuers.
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

23	STATEMENTS OF OPERATIONS

Year Ended April 30, 2022	Wilmington Enhanced Dividend Income Strategy Fund	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$1,090,162 (a)	$8,325,542	(a),(b)
Interest	113,276	—
Securities lending income, net	26,217	13,264

TOTAL INVESTMENT INCOME	1,229,655	8,338,806

EXPENSES:
Investment advisory fees	150,115	2,668,689
Administration fees	11,302	190,892
Portfolio accounting and administration fees	23,002	153,237
Custodian fees	3,845	15,508
Transfer and dividend disbursing agent fees and expenses	42,008	60,430
Trustees’ fees	57,654	57,654
Professional fees	144,153	94,957
Distribution services fee—Class A	92,387	—
Shareholder services fee—Class A	92,387	—
Share registration costs	22,589	23,623
Printing and postage	26,416	8,492
Miscellaneous	27,461	59,389

TOTAL EXPENSES	693,319	3,332,871

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(351,864)	(1,748,053)
Waiver of shareholder services fee—Class A	(92,387)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(444,251)	(1,748,053)

Net expenses	249,068	1,584,818

Net investment income	980,587	6,753,988

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on unaffiliated investments	951,798	40,473,263
Net realized gain (loss) on affiliated investments	—	39
Net realized gain (loss) on foreign currency transactions	(20)	—

Net realized gain (loss)	951,778	40,473,302

Net change in unrealized appreciation (depreciation) on unaffiliated investments	(401,310)	(56,367,870)
Net change in unrealized appreciation (depreciation) of affiliated investments	—	62,671
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(148)	—

Net change in unrealized appreciation (depreciation)	(401,458)	(56,305,199)

Net realized and unrealized gain (loss)	550,320	(15,831,897)

Change in net assets resulting from operations	$1,530,907	$(9,077,909)

(a)	Net of foreign withholding taxes of $7,336 and $1,638, respectively.
(b)	Includes $7,406 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	24

	Wilmington Enhanced Dividend Income Strategy Fund		Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$980,587	$993,003	$6,753,988	$7,192,341
Net realized gain (loss)	951,778	367,883	40,473,302	39,471,050
Net change in unrealized appreciation (depreciation)	(401,458)	6,475,486	(56,305,199)	167,901,197

Change in net assets resulting from operations	1,530,907	7,836,372	(9,077,909)	214,564,588

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,062,214)	(1,056,510)	—	—
Class I	(17,047)	(18,230)	(35,623,835)	(48,612,170)

Total distributions to shareholders	(1,079,261)	(1,074,740)	(35,623,835)	(48,612,170)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	340,978	451,605	—	—
Class I	102,687	21,568	33,603,420	45,492,298
Distributions reinvested
Class A	1,019,563	969,611	—	—
Class I	15,888	14,082	25,436,502	35,222,149
Cost of shares redeemed
Class A	(4,070,108)	(3,393,587)	—	—
Class I	(121,455)	(13,359)	(84,227,517)	(90,520,711)

Change in net assets resulting from share transactions	(2,712,447)	(1,950,080)	(25,187,595)	(9,806,264)

Change in net assets	(2,260,801)	4,811,552	(69,889,339)	156,146,154
NET ASSETS:
Beginning of year	38,017,472	33,205,920	623,538,421	467,392,267

End of year	$35,756,671	$38,017,472	$553,649,082	$623,538,421

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	28,643	42,975	—	—
Class I	8,620	2,244	1,083,160	1,709,202
Distributions reinvested
Class A	86,229	95,193	—	—
Class I	1,341	1,378	797,216	1,334,155
Shares redeemed
Class A	(342,889)	(326,521)	—	—
Class I	(10,257)	(1,265)	(2,723,466)	(3,476,828)

Net change resulting from share transactions	(228,313)	(185,996)	(843,090)	(433,471)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

25	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS A
Net Asset Value, Beginning of Year	$11.55		$9.54	$10.54	$10.47	$11.24
Income (Loss) From Operations:
Net Investment Income(a)	0.31		0.29	0.40	0.36	0.26
Net Realized and Unrealized Gain (Loss)	0.15		2.04	(1.02)	0.11	0.52

Total Income (Loss) From Operations	0.46		2.33	(0.62)	0.47	0.78

Less Distributions From:
Net Investment Income	(0.34)		(0.32)	(0.38)	(0.36)	(0.23)
Net Realized Gains	—		—	—	(0.04)	(1.32)

Total Distributions	(0.34)		(0.32)	(0.38)	(0.40)	(1.55)

Net Asset Value, End of Year	$11.67		$11.55	$9.54	$10.54	$10.47

Total Return(b)	3.99%		24.86%	(6.17)%	4.66%	6.99%
Net Assets, End of Year (000’s)	$35,124		$37,388	$32,708	$38,943	$40,993
Ratios to Average Net Assets
Gross Expense(c)	1.85%		1.69%	1.68%	1.67%	1.72%
Net Expense(c),(d)	0.67%		0.60%	0.60%	0.60%	0.66%
Net Investment Income	2.61%		2.81%	3.86%	3.45%	2.30%
Portfolio Turnover Rate	66	%(e)	12%	14%	14%	85%

	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS I
Net Asset Value, Beginning of Year	$11.56		$9.55	$10.54	$10.48	$11.25
Income (Loss) From Operations:
Net Investment Income(a)	0.34		0.32	0.44	0.39	0.29
Net Realized and Unrealized Gain (Loss)	0.15		2.03	(1.02)	0.10	0.52

Total Income (Loss) From Operations	0.49		2.35	(0.58)	0.49	0.81

Less Distributions From:
Net Investment Income	(0.36)		(0.34)	(0.41)	(0.39)	(0.26)
Net Realized Gains	—		—	—	(0.04)	(1.32)

Total Distributions	(0.36)		(0.34)	(0.41)	(0.43)	(1.58)

Net Asset Value, End of Year	$11.69		$11.56	$9.55	$10.54	$10.48

Total Return(b)	4.25%		25.09%	(5.83)%	4.82%	7.24%
Net Assets, End of Year (000’s)	$633		$629	$498	$637	$1,109
Ratios to Average Net Assets
Gross Expense(c)	1.37%		1.38%	1.44%	1.40%	1.48%
Net Expense(c),(d)	0.42%		0.35%	0.35%	0.35%	0.41%
Net Investment Income	2.82%		3.06%	4.20%	3.72%	2.62%
Portfolio Turnover Rate	66	%(e)	12%	14%	14%	85%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(e)

In November 2021, the Fund transitioned to the equity focused Wilmington Enhanced Dividend Income Strategy Fund from the Wilmington Diversified Income Fund. As a result, the portfolio turnover rate for the year ended April 30, 2022 was significantly higher than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	26

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

Net Asset Value, Beginning of Year	$ 30.08	$ 22.08	$ 23.36	$ 21.98	$ 19.65
Income (Loss) From Operations:
Net Investment Income(a)	0.33	0.35	0.39	0.37	0.34
Net Realized and Unrealized Gain (Loss)	(0.80)	10.11	(0.32)	2.32	2.34

Total Income (Loss) From Operations	(0.47)	10.46	0.07	2.69	2.68

Less Distributions From:
Net Investment Income	(0.33)	(0.37)	(0.41)	(0.38)	(0.35)
Net Realized Gains	(1.44)	(2.09)	(0.94)	(0.93)	—

Total Distributions	(1.77)	(2.46)	(1.35)	(1.31)	(0.35)

Net Asset Value, End of Year	$ 27.84	$ 30.08	$ 22.08	$ 23.36	$ 21.98

Total Return	(2.24)%	49.12%	0.09%	12.93%	13.71%
Net Assets, End of Year (000’s)	$553,649	$623,538	$467,392	$527,818	$504,014
Ratios to Average Net Assets
Gross Expense(b)	0.53%	0.80%	0.86%	0.89%	0.90%
Net Expense(b), (c)	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.07%	1.34%	1.69%	1.65%	1.62%
Portfolio Turnover Rate	9%	14%	26%	13%	15%

(a)	Per share amounts have been calculated using the average shares method.
(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

27	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2022

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Enhanced Dividend Income Strategy Fund (“Enhanced Dividend Income Strategy Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

Effective November 17, 2021, the Enhanced Dividend Income Strategy Fund (formerly, the Wilmington Diversified Income Fund) changed its investment strategy to invest entirely in a portfolio of dividend-yielding equities implementing Wilmington Trust Investment Advisors’ Enhanced Dividend Income Strategy (“EDIS”). The Fund previously invested in a portfolio of dividend-yielding equities implementing EDIS, fixed income securities, and real assets.

The Enhanced Dividend Income Strategy Fund offers Class A and Class I shares, and the Large-Cap Strategy Fund offers Class I shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value –The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

•	for all other securities, at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (‘‘Trustees’’).

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily avail-

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	28

able or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Funds may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2022, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Enhanced Dividend Income Strategy Fund
Bank of America Securities, Inc.	$29,104	$29,104	$—	$—
Daiwa Capital Markets America	29,104	29,104	—	—
HSBC Securities USA, Inc.	29,104	29,104	—	—
Nomura Securities International, Inc.	11,555	11,555	—	—
RBC Dominion Securities, Inc.	29,104	29,104	—	—
Truist Securities, Inc.	29,104	29,104	—	—

	$157,075	$157,075	$—	$—

Large-Cap Strategy Fund
Bank of America Securities, Inc.	$510,670	$510,670	$—	$—
Daiwa Capital Markets America	510,670	510,670	—	—
HSBC Securities USA, Inc.	510,670	510,670	—	—
Nomura Securities International, Inc.	203,282	203,282	—	—
RBC Dominion Securities, Inc.	510,670	510,670	—	—
Truist Securities, Inc.	510,670	510,670	—	—

	$2,756,632	$2,756,632	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment

ANNUAL REPORT / April 30, 2022

29	NOTES TO FINANCIAL STATEMENTS (continued)

of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions received from real estate investment trusts (“REITS”) are recorded as dividend income, capital gain, or return of capital as reported by such REITs, or based on management’s estimates to the extent actual information has not been reported. Estimates are adjusted to the actual amounts when the amounts are determined. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

The Enhanced Dividend Income Strategy Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly for the Funds.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2022, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Enhanced Dividend Income Strategy Fund	$151,704	$151,704	$—
Large-Cap Strategy Fund	2,584,265	2,584,265	—

(1)

Collateral with a value of $157,075 and $2,756,632, respectively, has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2022.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales. For financial reporting purposes, any permanent

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	30

differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2022, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

Fund	Paid-in Capital	Distributable Earnings (Loss)

Enhanced Dividend Income Strategy Fund	$(595)	$595

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2022		2021

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

Enhanced Dividend Income Strategy Fund	$1,079,261	$ —	$1,074,740	$ —
Large-Cap Strategy Fund	8,971,414	26,652,421	7,821,252	40,790,918

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Enhanced Dividend Income Strategy Fund	$ 31,469,799	$ 5,183,056	$ (746,780)	$ 4,436,276
Large-Cap Strategy Fund	196,425,497	377,899,834	(18,091,675)	359,808,159

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Enhanced Dividend Income Strategy Fund	$115,663	$ 230,339	$ 1	$ 4,436,128	$—	$—	$ 4,782,131
Large-Cap Strategy Fund	692,577	27,017,844	—	359,808,159	—	—	387,518,580

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

For the year ended April 30, 2022, capital loss carryforwards utilized were as follows:

Fund	Capital Loss Carryforwards Utilized

Enhanced Dividend Income Strategy Fund	$712,100

ANNUAL REPORT / April 30, 2022

31	NOTES TO FINANCIAL STATEMENTS (continued)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Enhanced Dividend Income Strategy Fund	0.40%
Large-Cap Strategy Fund*	0.25%

*	Prior to January 1, 2022, the Large-Cap Strategy Fund’s advisory fee rate was 0.50%.

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through November 30, 2022 for the Enhanced Dividend Income Fund and January 31, 2023 for the Large-Cap Strategy Fund so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

Enhanced Dividend Income Strategy Fund*	0.75%	0.50%
Large-Cap Strategy Fund	—	0.25%

*	Prior to November 17, 2021, the Enhanced Dividend Income Strategy Fund’s contractual expense limitation was 0.60% and 0.35% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2022, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	32

For the year ended April 30, 2022, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

Enhanced Dividend Income Strategy Fund	$12,238

Sales Charges – The Funds’ Class A shares, as applicable, bear front-end sales charges.

For the year ended April 30, 2022, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges from Class A

Enhanced Dividend Income Strategy Fund	$1,275

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable, to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2022, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fees

Enhanced Dividend Income Strategy Fund	$—

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended April 30, 2022 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/21	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/22	Number of Shares 4/30/22	Dividend Income	Capital Gain Distributions

Large-Cap Strategy Fund

Common Stock - 0.0%
M&T Bank Corp.*	$253,881	$70,661	$147	$39	$62,671	$387,105	2,323	$7,406	$—

*	As a percentage of Net Assets as of April 30, 2022.

ANNUAL REPORT / April 30, 2022

33	NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2022 were as follows:

Fund	Commissions

Large-Cap Strategy Fund	$11,763

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales

Enhanced Dividend Income Strategy Fund	$23,791,901	$23,754,096
Large-Cap Strategy Fund	54,037,304	107,669,862

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales

Enhanced Dividend Income Strategy Fund	$291,363	$2,838,580

6.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in late February 2022, global financial markets experienced and continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and the rising cost of commodities, such as oil and natural gas. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ overall performance. In addition, the global pandemic outbreak of COVID-19 continues to have a substantial impact on market volatility and global business, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are unknown and may exacerbate other types of risks that apply to the Funds and negatively impact the Funds’ performance.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2022. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 31, 2023.

The Funds did not utilize the LOC during the year ended April 30, 2022.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	34

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Large-Cap Strategy Fund and Wilmington Enhanced Dividend Income Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Large-Cap Strategy Fund and Wilmington Enhanced Dividend Income Strategy Fund (formerly known as Wilmington Diversified Income Fund) (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the three years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated June 27, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2022 / ANNUAL REPORT

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2022, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund

Enhanced Dividend Income Strategy Fund	67.29%
Large-Cap Strategy Fund	92.15%

For the fiscal year ended April 30, 2022, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund

Enhanced Dividend Income Strategy Fund	89.00%
Large-Cap Strategy Fund	96.09%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2022 (unaudited)

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Executive Vice President, Wilmington Trust N.A. and Senior Director of Investment Oversight.

Previous Positions: Head of Fixed Income, Wilmington Trust Investment Advisors, Inc. (WTIA) (2012 – 2021); Senior Vice President, WTIA (2017 – 2021); Group Vice President, WTIA (2014-2017); Administrative Vice President, WTIA (2012-2014).

William J. Farrell, II* Birth year: 1958 TRUSTEE Began serving: June 2022

Principal Occupations: Senior Executive Advisor, Manufactures and Traders Trust Co.

Other Directorships Held Positions: Trustee, Hagley Museum and Library (2018 to present); and Trustee, Grand Opera House (2020 to present).

Previous Positions: Executive Vice President, Wilmington Trust Company and Wilmington Trust, N.A., Wealth and Institutional Services Division (2012 – 2022).

*

Dominick J. D’Eramo and William J. Farrell, II are “interested” due to their current or prior affiliation with Wilmington Trust, N.A. a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

April 30, 2022 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	38

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

ANNUAL REPORT / April 30, 2022 (unaudited)

39	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Senior Managing Director, Regulatory Advisory Solutions, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice-President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Director and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2022 (unaudited) / ANNUAL REPORT

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 9, 2022, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2021. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2022. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2022 (unaudited)

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2022 (unaudited) / ANNUAL REPORT

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

December 9, 2021

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

ANNUAL REPORT / April 30, 2022 (unaudited)

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this policy is December 9, 2021. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2022 (unaudited) / ANNUAL REPORT

[This Page Intentionally Left Blank]

WILMINGTON FUNDS

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
9th Floor
Wilmington, DE 19890

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

WT-AR-EQ-0422

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

WILMINGTON
FUNDS

April 30, 2022

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Broad Market Bond Fund, Municipal Bond Fund and New York Municipal Bond Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2021, through April 30, 2022. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively) have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

It was another historic year headlined by the first land war in Europe since World War II, the highest inflation level in the U.S. in 40 years, and heighted concerns of a recession on the horizon. Countries across the world battled the Delta and Omicron waves of COVID-19 while also transitioning to an endemic phase of the pandemic. The term “transitory inflation” was coined by the Federal Reserve (the “Fed”) to describe the idea of inflation levels being temporarily boosted by the reopening of the economy. Inflation proved to be more than transitory as readings accelerated 8.5% in March and 8.3% in April 2022 (headline Consumer Price Index (“CPI”), year over year). The period was also marked by a tight labor market and The Great Resignation. Workers with large savings voluntarily exited the workforce in droves. Companies countered by bumping wages and benefits to attract and retain workers.

As COVID-19 concerns waned, consumers--flush with cash—began to spend on in-person dining, entertainment, and travel. Although eager to spend, households found goods unavailable or more expensive due to supply-chain issues that ranged from labor shortages to port backlogs. Throughout the year, the overall labor market remained strong as jobless claims fell to pandemic lows and job openings approached record levels. The unemployment rate continued its descent to 5.9% in June and down further to 3.8% in March of 2022. To help curb inflation, the Federal Open Market Committee (FOMC) raised interest rates in March 2022 by 25 basis points1, or 0.25%. The number and size of rate hikes priced into the market increased dramatically between December 2021 and April 2022 as Fed officials pivoted toward a more hawkish stance. In March 2022, the Fed ended its monthly bond purchases and announced a plan, beginning in June 2022, to reduce the size of its $9 trillion balance sheet via maturities of Treasuries and mortgage-backed securities. U.S. real Gross Domestic Product (“GDP”) grew by 5.9% in 2021 but contracted by 1.4% in March 2022 as inventories and net exports dragged on growth.

Economic activity outside the U.S. varied amid waves of the Delta and Omicron variants of COVID-19. The major story of the year, however, was Russia’s invasion into Ukraine in February 2022. The U.S. and EU were quick to condemn the invasion and enacted rounds of sanctions aimed to debilitate the Russian economy. Sanctions attempted to cut Russia out of international trade, apply pressure to its largest companies, and target a host of oligarchs. The eurozone, which remained heavily reliant on Russian energy, searched for alternative suppliers while it continued to import costly Russian energy. The war slowed eurozone industrial production, which fell 1.8% month over month in March 2022. German industrial production was hit particularly hard, declining 3.9% month over month in March. In the face of slowing economic activity and rising inflation, consumer sentiment slumped to near historic levels.

The virus remained a persistent threat for many developing economies, where vaccination campaigns and vaccine quality broadly lagged the developed world. In April 2022, China faced its largest COVID-19 wave yet. Officials in Shanghai locked down the city of around 25 million people. Mobility restrictions persisted as citizens were unable to leave their homes, except for mandatory COVID tests. Roadblocks slowed the arrival of food and supplies into the city. Economic activity in Shanghai and other major cities across China slowed to a crawl, further fraying the fragile supply chain. Officials in China are targeting 2022 GDP growth of 5.5%, which has been undermined by the enforcement of their zero-tolerance COVID-19 policies.

Bond markets

Fixed income performance was weak over the past year as spreads initially compressed and then expanded decisively across taxable and tax-exempt credit. Inflationary concerns and a hawkish Fed led to a surge in the U.S. 10-year Treasury yield in January–April 2022 to as high as 3.1%. A major headline from the year was shape of the yield curve, which inverted briefly in early April of 2022. Historically, all past recessions have been preceded by an inverted yield curve. Price losses rippled throughout the bond market as the fiscal year ended. The Bloomberg Aggregate Index ended the fiscal year with one of the worst quarters on record. Shorter maturity bonds tended to hold up better than long-duration assets. Overall, there were heavy outflows from the bond market due largely to high inflation and increased risks from the war in Ukraine.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

ii

For the 12-month period May 1, 2021 to April 30, 2022, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]

-7.35%	-8.51%	-10.13%	-7.88%	-5.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

For the first seven months of the fiscal year, U.S. large-cap equities recorded strong performance. The S&P 500 hit a new all-time high in January 2022. Since then, U.S. equities have sold off significantly, dropping 12.9% as volatility escalated. High inflation and concerns around the Fed’s ability to engineer a soft landing led to increasingly bearish sentiment. Growth names, especially the tech heavy NASDAQ-100 and FAANG stocks, were hit particularly hard as higher interest rates put pressure on more highly valued stocks. U.S. small-cap stocks also suffered, given increased sensitivity to economic growth and a lesser ability to pass along higher costs to consumers. Headlines out of Ukraine and China added to the choppy market conditions and have increased the difficulty for the Fed in navigating the economy away from a recession.

Emerging markets fared poorly during the year as many regions struggled with outbreaks of COVID-19 and increased food (mainly wheat and corn) and energy costs. Chinese equities, which comprise 30% of the MSCI Emerging Markets Index, were weighed down due to a mixture of COVID-19 lockdowns, regulatory headwinds, and an unstable housing market. Valuations across emerging markets remain cheap. For international developed equities, energy policy is a key risk, particularly for Europe. The price of Brent Crude reached $128/barrel in early March 2022 and the price of natural gas increased 147% during the year, posing significant headwinds to consumers. In the long term, less globalization, fragile supply chains, and heightened geopolitical tensions could weigh on growth for years to come.

For the 12-month period May 1, 2021 to April 30, 2022, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

0.21%	-16.87%	-8.15%	-18.33%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Uncertainty in the outlook remains high, but our long-term focus and commitment to our clients keeps us grounded. Like a seasoned pilot during heavy turbulence, it is at times of great volatility in particular that our experience in turbulent markets helps us to remain calm. Through markets bull or bear, and economies boom or bust, our economics-led investment process has and will continue to heavily inform our route. To sidestep challenges as well as capitalize on opportunities, we comprehensively analyze monetary and policy developments, myriad other economic forces in motion, potential impacts of the continuing geopolitical turmoil, and how we believe the current trends are likely to unfold. We remain resolute that a deep understanding of and insights into the factors that have brought us to where we are today—as well as both vigilance and patience—will usher us onward and upward.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 13, 2022

April 30, 2022 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of -8.37%* for Class A and -8.02%* for Class I, versus its benchmark, the Bloomberg U.S. Aggregate Bond Index**, which had a total return of -8.51%, and its peer group, the Lipper CorporateA-Rated Debt FundsAverage***, which had a total return of -9.31%.

The economy continues to rebound from the pandemic; however, inflation has proven to not be “transitory” and has led to the Fed initiating a tightening of monetary policy. Interest rates have responded by moving much higher over the past year. Your fixed income team has returned to the office and continues to meet daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We emphasize our guiding philosophies of maintaining a well-diversified portfolio. We conduct our own independent credit analysis. Most importantly in this high inflation and rising interest rate environment, we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

At this time last year, the Federal Reserve (the “Fed”) expected to maintain the zero-interest rate policy through 2023. The Fed had communicated that they expected the rise in inflation to be “transitory.” Inflation as measured by the Consumer Price Index (“CPI”) has proven to not be short lived. CPI has increased by 8.3% over the past year while the core CPI, which excludes food and energy, has increased by 6.2% over the past year which are the highest inflation readings since the 1980’s! For example, airfares rose by 18% last month on higher jet fuel costs and strong demand to travel given the better news on the pandemic. The unemployment rate has fallen from 6.1% to 3.6%, as the economy created over 6 million jobs over the past fiscal year. Wage growth has been robust as employers have been forced to pay higher earnings to attract workers. Average hourly earnings are up 5.5% over the past year which has fueled strong consumer spending. Economic growth as measured by Gross Domestic Product (“GDP”) has fully rebounded to pre-pandemic levels and increased by 3.6% over the past year.

The Fed raised short-term interest rates by 1⁄2 of 1 percent in early May in response to the high inflation. This was the largest interest rate increase since 2000. The Fed has signaled that they expect to raise rates by an additional 50 basis points at their June and July meetings with the goal of slowing inflation. Interest rates have moved much higher on the expectations for the Fed to continue to tighten monetary policy. The 10-year Treasury yield at fiscal year-end was 2.93%, up 1.30% over the past year. The total return for the 10-year Treasury for the fiscal year was -9.08% given the rise in interest rates. Short-term interest rates also have moved higher over the past year. The 2- year Treasury had a yield of 2.71% on April 30, 2022, its highest yield since 2018, up from 0.16% on April 30, 2021.

The Corporate sector has underperformed for the fiscal year. For the fiscal year the sector produced -2.28% of excess return. The average risk premium for the Bloomberg U.S. Investment Grade Corporate Index**** widened from 88 basis points on April 30, 2021, to 135 basis points on April 30, 2022. The underperformance can be attributed to continued strong new issuance, mutual fund outflows resulting from the move to higher interest rates and the historically low risk premiums to start the fiscal year. The Mortgage-Backed sector has also underperformed as the Fed will begin tapering their holdings of these securities.

The Fund’s outperformance versus the Bloomberg Aggregate Bond Index can be attributed to our Fund maintaining a shorter duration than the index, especially as interest rates have moved higher. Our overweight allocation to the corporate sector detracted from performance versus the index as the corporate sector underperformed. However, we did reduce our degree of overweight earlier this year. Our underweight to the Mortgage-Backed sector aided performance as the sector underperformed.

Looking forward the expectation is for the Fed to continue to raise interest rates until inflation moves much lower. The market is anticipating the Fed Funds target to peak at over 3% in 2023. Longer-term interest rates will be determined by inflation expectations and how high the Fed moves the short-term rate. Currently, we remain short duration with the expectation for higher interest rates.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -12.46%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged, and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

****

The Bloomberg U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged, and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2022 (unaudited) / ANNUAL REPORT

2

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

ANNUAL REPORT / April 30, 2022 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Broad Market Bond Fund; from April 30, 2012 to April 30, 2022, compared to the Bloomberg U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -12.46%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	-12.46%	-0.07%	0.94%

Class I^	-8.02%	1.20%	1.75%

Bloomberg U.S. Aggregate Bond Index[2]	-8.51%	1.20%	1.73%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.07% and 0.79%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.57% and 0.44%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2022 (unaudited) / ANNUAL REPORT

4

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington Municipal Bond Fund (the “Fund”) had a total return of -8.08%* for Class A and -7.83%* for Class I, versus its benchmark, the S&P Municipal Bond Intermediate Index** and the S&P Municipal Bond Investment Grade Intermediate Index***, which had a total return of -7.02%, and -7.16%, respectively, and its peer group, the Lipper Intermediate Municipal Debt Funds Average****, which had a total return of -6.85%.

The fiscal year ended April 30, 2022, was a tale of two very different municipal markets. During 2021, yields continued to remain low as investors poured over $100 Billion in new monies into the municipal market – overwhelming the available supply of bonds available for purchase. Record demand caused returns from lower quality duration bonds to outperform through the end of 2021. Municipal high yield and BBB-rated bonds outperformed higher investment grade bonds by almost a 5 to 1 rate during the year.

As we headed into 2022, the municipal market was far behind the taxable markets in terms of preparing for the Federal Reserve (the “Fed”) rate hiking cycle., Consequently, yields increased dramatically from extremely low levels during the first 4 months of the fiscal year. At the end of 2021, the 2-year AAA bond yield was 0.24%, the 5-year AAA bond yield was 0.59% and the 10-year AAA bond yield was 1.03%. By the end of April of 2022, the 2-year AAA bond yield ended at 2.22%, the 5-year AAA bond yield ended at 2.45% and the 10-year AAA bond yield ended at 2.72% -- causing bond prices to dramatically decrease (Source: Thomson Reuters).

The resultant increase in bond yields (and subsequent decrease in bond prices) caused municipal investors to sell municipal bond funds – leading to an outflow situation. Through April 30, municipal outflows reached $42 Billion over 16 straight weeks – very close to reaching the pandemic total outflows of $50 Billion, but far below the 2013 taper tantrum total of $70 Billion (Source: JP Morgan). Outflow cycles create additional pressure on municipal investors as mutual fund complexes are forced to sell existing bonds to meet redemptions. The longer the cycle, the more pressure is applied to existing bond prices – in addition to the increase in yields from the Fed.

As we discussed in our last shareholder letter, one market-wide measure of valuation is to compare the yield on AAA-rated municipals to the yield available on a Treasury maturing in the same timeframe. Generally, tax-exempt municipal yields trade at a discount to U.S. Treasuries due to the preferential tax treatment. Due to the rise in municipal yields relative to U.S. Treasury yields, the ratio was 84% of the equivalent at the end of April 2022. The same 5-year ratio was down to 50% at the end of April 2021. As municipal ratios become more attractive relative to Treasuries and corporates, crossover buyers such as banks, insurance companies and overseas investors, become more interested in the yield advantage and can provide support to limit further price erosion – although their participation has yet to cause municipal prices to stabilize.

Despite the volatility in municipal returns, unlike other outflow cycles, municipal credits are generally at their strongest level of fiscal health as state and local government revenue collections post pandemic reached record levels throughApril 2022. Cash balances as a percent of expenditures for States reached an average of 16% as States benefited from both increased collections as well as the additional $1.5 Trillion in federal dollars dedicated for COVID-19 and other relief measures. California announced a record cash surplus of close to $100 Billion.

The Fund underperformed the S&P Municipal Intermediate indices due to an overweight in the A-rated and BBB-rated category and the Fund’s security selection in revenue sectors such as healthcare and airports. Those sectors were particularly affected by COVID-19 and the global pandemic and have not yet fully recovered in value. The Fund also underperformed in the State General Obligation sector due to the holdings of state credits (California, Texas, Connecticut) that were longer in duration than the indices. Longer duration bonds underperformed. The Fund underperformed the Lipper average manager during the fiscal year due to the duration neutral approach (duration is managed close to the index).

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -12.20%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (S&P) Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings.All bonds must have a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the Rebalancing Date. Please note that an investor cannot invest directly in an index.

****

Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

ANNUAL REPORT / April 30, 2022 (unaudited)

5

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal alternative minimum tax.

April 30, 2022 (unaudited) / ANNUAL REPORT

6

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Municipal Bond Fund from April 30, 2012 to April 30, 2022 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -12.20%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	-12.20%	-0.30%	0.92%

Class I^	-7.83%	0.88%	1.65%

S&P Municipal Bond Intermediate Index[2]	-7.02%	1.67%	2.32%
^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.60% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2022 (unaudited)

7

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2022, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of -7.74%* for Class A and -7.50%* for Class I, versus its benchmark, the S&P Municipal Bond Intermediate Index** and the S&P Intermediate Term New York AMT-Free Municipal Bond Index***, which had a total return of -7.02% and -6.07%, respectively, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average****, which had a total return of -6.92%.

The fiscal year ended April 30, 2022, was a tale of two very different municipal markets. During 2021, yields continued to remain low as investors poured over $100 Billion in new monies into the municipal market – overwhelming the available supply of bonds available for purchase. Record demand caused returns from lower quality duration bonds to outperform through the end of 2021. Municipal high yield and BBB-rated bonds outperformed higher investment grade bonds by almost a 5 to 1 rate during the year.

As we headed into 2022, the municipal market was far behind the taxable markets in terms of preparing for the Federal Reserve (the “Fed”) rate hiking cycle. Consequently, yields increased dramatically from extremely low levels during the first 4 months of the fiscal year. At the end of 2021, the 2-year AAA bond yield was .24%, the 5-year AAA bond yield was .59% and the 10-year AAA bond yield was 1.03%. By the end of April of 2022, the 2-year AAA bond yield ended at 2.22%, the 5-year AAA bond yield ended at 2.45% and the 10-year AAA bond yield ended at 2.72% -- causing bond prices to dramatically decrease (Source: Thomson Reuters).

The resultant increase in bond yields (and subsequent decrease in bond prices) caused municipal investors to sell municipal bond funds –leading to an outflow situation. Through April 30, municipal outflows reached $42 Billion over 16 straight weeks – very close to reaching the pandemic total outflows of $50 Billion, but far below the 2013 taper tantrum total of $70 Billion (Source: JP Morgan). Outflow cycles create additional pressure on municipal investors as mutual fund complexes are forced to sell existing bonds to meet redemptions. The longer the cycle, the more pressure is applied to existing bond prices – in addition to the increase in yields from the Fed.

As we discussed in our last shareholder letter, one market-wide measure of valuation is to compare the yield on AAA-rated municipals to the yield available on a Treasury maturing in the same timeframe. Generally, tax-exempt municipal yields trade at a discount to U.S. Treasuries due to the preferential tax treatment. Due to the rise in municipal yields relative to U.S. Treasury yields, the ratio was 84% of the equivalent at the end of April 2022. The same 5-year ratio was down to 50% at the end of April 2021. As municipal ratios become more attractive relative to Treasuries and corporates, crossover buyers such as banks, insurance companies and overseas investors, become more interested in the yield advantage and can provide support to limit further price erosion – although their participation has yet to cause to municipal prices to stabilize.

Despite the volatility in municipal returns, unlike other outflow cycles, municipal credits are generally at their strongest level of fiscal health as state and local government revenue collections post pandemic reached record levels through April 2022. Cash balances as a percent of expenditures for States reached an average of 16% as States benefited from both increased collections as well as the additional $1.5 Trillion in federal dollars dedicated for COVID-19 and other relief measures. California announced a record cash surplus of close to $100 Billion.

The State of New York also benefited from the recovering economy as the State experienced one of the fastest growing personal income tax collections in the country – at well over 30%. The State’s annual revenue base is well over $200 Billion and continues to grow. Moody’s rating service maintains a healthy Aa1 credit rating while S&P rates the State as a AA+ stable credit. The City of New York also continues to recover from the economic effects of COVID as employment is up over 2% and Moody’s maintains a Aa2 stable rating while S&P rates the City AA stable.

The Fund underperformed the S&P Municipal Intermediate indices due to an overweight in the A-rated and BBB-rated category – especially in higher education credits. Additionally, the Fund underperformed due to security selection in longer duration corporate- supported debt and dedicated taxes, but benefited from an underweight in Local General Obligation sectors in New York. The Fund underperformed the Lipper average manager during the fiscal year due to the duration neutral approach (duration is managed close to the index).

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -11.86%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (S&P) Intermediate Term New York AMT-Free Municipal Bond Index includes all bonds in the S&P National AMT-Free Municipal Bond Index that have a state code of New York (NY) and an effective maturity as measured from the first business day of the month, that is at least 1 month and less than 20 years. Please note that an investor cannot invest directly in an index.

****	Lipper figures represent the average of the total returns reported by all

April 30, 2022 (unaudited) / ANNUAL REPORT

8

of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT / April 30, 2022 (unaudited)

9

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington New York Municipal Bond Fund from April 30, 2012 to April 30, 2022 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -11.86%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/22

	1 Year	5 Years	10 Years

Class A^	-11.86%	-0.47%	0.75%

Class I^	-7.50%	0.71%	1.47%

S&P Municipal Bond Intermediate Index[2]	-7.02%	1.67%	2.32%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.34% and 0.82%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.84% and 0.57%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2022 (unaudited) / ANNUAL REPORT

10

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 to April 30, 2022.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2022.

	Beginning Account Value 11/01/21	Ending Account Value 4/30/22	Expenses Paid During Period(1)	Annualized Net Expense Ratio

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$ 907.89	$3.64	0.77%(2)

Class I	$1,000.00	$ 909.73	$2.04	0.43%(2)

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.98	$3.86	0.77%(2)

Class I	$1,000.00	$1,022.66	$2.16	0.43%(2)

WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$ 922.33	$3.53	0.74%

Class I	$1,000.00	$ 923.58	$2.34	0.49%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.12	$3.71	0.74%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$925.74	$3.92	0.82%

Class I	$1,000.00	$926.99	$2.72	0.57%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.73	$4.11	0.82%

Class I	$1,000.00	$1,021.97	$2.86	0.57%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Fund invests.

ANNUAL REPORT / April 30, 2022 (unaudited)

11

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

	Percentage of Total Net Assets

Corporate Bonds	46.7%

U.S. Treasury Obligations	24.4%

Mortgage-Backed Securities	22.0%

Government Agencies	3.0%

Commercial Paper	1.0%

Investment Company	0.9%

Municipal Bond	0.4%

Collateralized Mortgage Obligations	0.0	%(1)

Adjustable Rate Mortgage	0.0	%(1)

Cash Equivalents(2)	1.7%

Cash Collateral Invested for Securities on Loan(3)	4.6%

Other Assets and Liabilities - Net(4)	(4.7)%

TOTAL	100.0%

Credit Quality Diversification(5)	Percentage of Total Net Assets

U.S. Government Agency Securities	25.0%

U.S. Treasury	24.4%

AA / Aa	0.1%

A/ A	6.4%

BBB / Baa	38.5%

BB / Ba	1.2%

B/B	0.8%

Not Rated	8.3%

Other Assets and Liabilities - Net(4)	(4.7)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(5)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Pool 612514, (12 Month USD LIBOR + 1.72%, Cap 9.04%, Floor 1.72%), 1.97%, 05/01/33Δ	$5,952	$6,099

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $5,944)		$6,099

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Series 2005-29, Class WC, 4.75%, 04/25/35	8,381	8,634

WHOLE LOAN – 0.0%**
Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.63%, 02/25/34Δ	27,359	27,204

CHL Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 06/01/22 Series 2004-8, Class 2A1, 4.50%, 06/01/22	4,713	4,725
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 3.13%, 11/25/35Δ	15,944	15,325

Description	Par Value	Value

TOTAL WHOLE LOAN		$47,254

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $56,025)		$55,888

COMMERCIAL PAPER – 1.0%◆

Eaton Corp.,
0.70%, 05/04/22Ω	$6,000,000	$5,999,400

TOTAL COMMERCIAL PAPER (COST $5,999,650)		$5,999,400

CORPORATE BONDS – 46.7%

AEROSPACE & DEFENSE – 2.2%
Boeing Co. (The), Sr. Unsecured

1.17%, 02/04/23	250,000	246,663

1.95%, 02/01/24	3,050,000	2,966,232

1.43%, 02/04/24	2,500,000	2,399,386

2.75%, 02/01/26	2,000,000	1,889,449

3.20%, 03/01/29	150,000	134,581
L3Harris Technologies, Inc., Sr. Unsecured,
2.90%, 12/15/29	835,000	761,432
Northrop Grumman Corp., Sr. Unsecured
2.93%, 01/15/25	1,000,000	983,442

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	12

Description	Par Value	Value

4.03%, 10/15/47	$1,765,000	$1,631,714
Raytheon Technologies Corp., Sr.Unsecured, 3.50%, 03/15/27	1,600,000	1,582,327

TOTAL AEROSPACE & DEFENSE		$12,595,226

AUTOMOTIVE – 2.7%
Daimler Finance North America LLC, Company Guaranteed, 0.75%, 03/01/24Ω	3,000,000	2,870,502
Ford Motor Credit Co. LLC, Sr. Unsecured 4.25%, 09/20/22	450,000	451,864
3.37%, 11/17/23	1,000,000	984,022
5.58%, 03/18/24	1,250,000	1,267,428
5.13%, 06/16/25	1,500,000	1,499,280
2.90%, 02/16/28	250,000	215,265
General Motors Co., Sr. Unsecured 5.40%, 10/02/23	335,000	344,465
6.25%, 10/02/43	1,000,000	1,036,817
General Motors Financial Co., Inc., Sr. Unsecured 1.05%, 03/08/24	100,000	95,970
2.90%, 02/26/25	230,000	222,687
1.25%, 01/08/26	1,000,000	897,044
1.50%, 06/10/26	3,000,000	2,659,164
PACCAR Financial Corp., Sr. Unsecured, MTN, 2.65%, 05/10/22	3,045,000	3,045,038

TOTAL AUTOMOTIVE		$15,589,546

BEVERAGES – 0.6%
Anheuser-Busch Cos., LLC, Company Guaranteed, 4.90%, 02/01/46	1,125,000	1,110,803
Keurig Dr. Pepper, Inc., Company Guaranteed 0.75%, 03/15/24	1,490,000	1,422,633
3.20%, 05/01/30	775,000	711,700

TOTAL BEVERAGES		$3,245,136

BIOTECHNOLOGY – 0.0%**
Amgen, Inc., Sr. Unsecured, 2.25%, 08/19/23	225,000	223,302

BUILDING PRODUCTS – 0.2%
Carrier Global Corp., Sr. Unsecured 2.24%, 02/15/25	418,000	401,016
2.49%, 02/15/27	56,000	52,113
Johnson Controls International PLC, Sr. Unsecured 3.63%, 07/02/24ÿ	373,000	373,910
4.63%, 07/02/44	100,000	97,196

TOTAL BUILDING PRODUCTS		$924,235

CAPITAL MARKETS – 2.6%
Bank of America Corp., Sr. Unsecured, MTN, (SOFR + 1.15%), 1.32%, 06/19/26Δ	250,000	229,040
Bank of New York Mellon Corp. (The), Subordinated, MTN, 3.00%, 10/30/28	775,000	728,602
Credit Suisse AG, Sr. Unsecured, 0.50%, 02/02/24	3,000,000	2,856,272

Description	Par Value	Value

Goldman Sachs Group, Inc. (The), Sr. Unsecured
(3 Month USD LIBOR + 1.20%), 3.27%, 09/29/25Δ	$1,010,000	$996,586
(3 Month USD LIBOR + 1.51%), 3.69%, 06/05/28Δ	2,080,000	1,996,164
(SOFR + 1.25%), 2.38%, 07/21/32Δ	1,115,000	922,401
Morgan Stanley, Sr. Unsecured
(SOFR + 0.62%), 0.73%, 04/05/24Δ	2,250,000	2,188,153
(SOFR + 0.72%), 0.99%, 12/10/26Δ	175,000	156,399
Morgan Stanley, Sr. Unsecured, MTN (SOFR + 0.46%), 0.53%, 01/25/24Δ	3,000,000	2,936,682
3.13%, 07/27/26	340,000	326,068
(SOFR + 3.12%), 3.62%, 04/01/31Δ	890,000	834,971
Morgan Stanley, Subordinated, GMTN, 4.35%, 09/08/26	505,000	505,898
Toronto-Dominion Bank (The), Sr. Unsecured, GMTN, 3.25%, 03/11/24	275,000	275,179

TOTAL CAPITAL MARKETS		$14,952,415

CHEMICALS – 0.6%
Nutrien Ltd., Sr. Unsecured, 1.90%, 05/13/23	2,000,000	1,980,113
Sherwin-Williams Co. (The), Sr. Unsecured, 2.20%, 03/15/32	1,480,000	1,237,472

TOTAL CHEMICALS		$3,217,585

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Global Payments, Inc., Sr. Unsecured 3.75%, 06/01/23	2,570,000	2,583,509
2.65%, 02/15/25	275,000	265,669
2.90%, 05/15/30	1,000,000	880,309

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,729,487

COMPUTERS – 0.6%
Apple, Inc., Sr. Unsecured, 0.70%, 02/08/26	110,000	100,539
Hewlett Packard Enterprise Co., Sr. Unsecured 2.25%, 04/01/23	3,000,000	2,984,584
1.45%, 04/01/24	150,000	144,510

TOTAL COMPUTERS		$3,229,633

COSMETICS/PERSONAL CARE – 0.2%
GSK Consumer Healthcare Capital U.S. LLC, Company Guaranteed, 3.02%, 03/24/24Ω	1,000,000	990,052

DIVERSIFIED FINANCIAL SERVICES – 6.7%
American Express Co., Sr. Unsecured, 3.13%, 05/20/26	150,000	147,252
Bank of America Corp., Sr. Unsecured, MTN 3.25%, 10/21/27	1,095,000	1,041,227
(SOFR + 1.88%), 2.83%, 10/24/51Δ	250,000	182,238
Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,004,562
Capital One Financial Corp., Sr. Unsecured 2.60%, 05/11/23	1,470,000	1,466,709
3.90%, 01/29/24	250,000	251,412

ANNUAL REPORT / April 30, 2022

13	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Citigroup, Inc., Sr. Unsecured (3 Month USD LIBOR + 0.95%), 2.88%, 07/24/23Δ	$2,060,000	$2,059,851
(SOFR + 0.77%), 1.12%, 01/28/27Δ	2,750,000	2,453,914
Citigroup, Inc., Subordinated, 4.13%, 07/25/28	1,900,000	1,848,039
Fifth Third Bancorp, Sr. Unsecured, 2.55%, 05/05/27	780,000	731,440
Fifth Third Bancorp, Subordinated, 4.30%, 01/16/24	780,000	789,459
FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,210,801
Huntington Bancshares, Inc., Sr. Unsecured, 2.63%, 08/06/24	4,325,000	4,243,653
Huntington Bancshares, Inc., Subordinated, 4.35%, 02/04/23	150,000	152,091
JPMorgan Chase & Co., Series W, Jr. Subordinated, (3 Month USD LIBOR + 1.00%), 1.51%, 05/15/47Δ	1,000,000	830,019
JPMorgan Chase & Co., Sr. Unsecured
(SOFR + 0.92%), 2.60%, 02/24/26Δ	6,000,000	5,763,051
(SOFR + 1.59%), 2.01%, 03/13/26Δ	150,000	141,182
KeyBank NA, Sr. Unsecured, BKNT, 1.25%, 03/10/23	2,000,000	1,977,473
Lloyds Banking Group PLC, Sr.Unsecured, (UST Yield Curve CMT 1 Year + 1.10%), 1.33%, 06/15/23Δ	2,000,000	1,996,129
PNC Bank NA, Subordinated, BKNT
2.95%, 01/30/23	350,000	351,627
2.70%, 10/22/29	1,125,000	1,011,413
PNC Financial Services Group, Inc. (The), Sr. Unsecured, 3.45%, 04/23/29	100,000	96,301
PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 04/29/24	1,700,000	1,718,653
Truist Bank, Sr. Unsecured, BKNT, 3.20%, 04/01/24	175,000	175,120
Truist Bank, Subordinated, BKNT 3.63%, 09/16/25	250,000	249,272
3.80%, 10/30/26	1,000,000	990,736
2.25%, 03/11/30	1,850,000	1,598,320
U.S. Bancorp, Subordinated, MTN, 2.95%, 07/15/22	2,000,000	2,004,443
Wells Fargo & Co., Sr. Unsecured, (SOFR + 2.00%), 2.19%, 04/30/26Δ	1,170,000	1,105,723
Wells Fargo & Co., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.75%), 2.16%, 02/11/26Δ	140,000	132,969
Wells Fargo & Co., Subordinated, MTN, 4.40%, 06/14/46	1,000,000	929,906

TOTAL DIVERSIFIED FINANCIAL SERVICES		$38,654,985

ELECTRIC – 2.7%
American Electric Power Co., Inc., Series M, Sr. Unsecured, 0.75%, 11/01/23	1,870,000	1,799,736
Dominion Energy, Inc., Series A, Sr. Unsecured, 1.45%, 04/15/26	1,950,000	1,780,845

Description	Par Value	Value

DTE Energy Co., Series H, Sr. Unsecured, 0.55%, 11/01/22	$1,500,000	$1,490,641
Entergy Arkansas LLC, 1st Mortgage, 4.95%, 12/15/44	1,000,000	1,017,539
Entergy Corp., Sr. Unsecured, 0.90%, 09/15/25	1,000,000	907,073
Exelon Corp., Sr. Unsecured, 4.70%, 04/15/50	2,000,000	1,948,363
FirstEnergy Corp., Series A, Sr. Unsecured, 1.60%, 01/15/26	1,250,000	1,134,811
FirstEnergy Corp., Series B, Sr. Unsecured, 4.40%, 07/15/27	800,000	779,189
NextEra Energy Capital Holdings, Inc., Company Guaranteed, 0.65%, 03/01/23	2,305,000	2,259,320
Southern Co. (The), Series 21-B, Sr. Unsecured, 1.75%, 03/15/28	40,000	34,884
System Energy Resources, Inc., 1st Mortgage, 4.10%, 04/01/23	500,000	503,756
Union Electric Co., 1st Mortgage, 3.50%, 03/15/29	220,000	214,277
WEC Energy Group, Inc., Sr. Unsecured 1.38%, 10/15/27	750,000	655,413
1.80%, 10/15/30	1,150,000	943,555

TOTAL ELECTRIC		$15,469,402

ELECTRONICS – 0.0%**
Honeywell International, Inc., Sr. Unsecured, 0.48%, 08/19/22	33,000	32,914

ENTERTAINMENT – 0.8%
Magallanes, Inc., Company Guaranteed, 5.14%, 03/15/52Ω	5,000,000	4,481,050

FOOD & STAPLES RETAILING – 2.2%
Campbell Soup Co., Sr. Unsecured 3.65%, 03/15/23	3,000,000	3,029,265
3.30%, 03/19/25	2,050,000	2,026,731
Conagra Brands, Inc., Sr. Unsecured 1.38%, 11/01/27	200,000	170,282
5.40%, 11/01/48	665,000	666,062
Kroger Co. (The), Sr. Unsecured 2.80%, 08/01/22	2,060,000	2,064,839
3.95%, 01/15/50	1,000,000	888,712
McCormick & Co., Inc., Sr. Unsecured, 0.90%, 02/15/26	3,050,000	2,744,890
Mondelez International Holdings Netherlands BV, Company Guaranteed, 0.75%, 09/24/24Ω	860,000	808,765

TOTAL FOOD & STAPLES RETAILING		$12,399,546
GAS – 0.2%
Southern Co. Gas Capital Corp., Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,217,148

HEALTHCARE-PRODUCTS – 0.9%
DH Europe Finance II Sarl, Company Guaranteed, 2.20%, 11/15/24	2,330,000	2,260,492
Thermo Fisher Scientific, Inc., Sr. Unsecured, 0.80%, 10/18/23	1,775,000	1,721,555

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	14

Description	Par Value	Value

Zimmer Biomet Holdings, Inc., Sr.
Unsecured,
1.45%, 11/22/24	$1,480,000	$1,402,601

TOTAL HEALTHCARE-PRODUCTS		$5,384,648

HEALTHCARE-SERVICES – 1.3%
Anthem, Inc., Sr. Unsecured,
3.65%, 12/01/27	1,650,000	1,618,505
CommonSpirit Health, Sr. Secured
2.76%, 10/01/24	3,140,000	3,081,405
3.35%, 10/01/29	150,000	139,313
NYU Langone Hospitals, Series 2020,
Secured, 3.38%, 07/01/55	1,000,000	784,580
UnitedHealth Group, Inc., Sr. Unsecured
2.38%, 10/15/22	300,000	300,168
2.95%, 10/15/27	1,350,000	1,302,089
3.95%, 10/15/42	290,000	270,178

TOTAL HEALTHCARE-SERVICES		$7,496,238

HOME FURNISHINGS – 0.5%
Whirlpool Corp., Sr. Unsecured
4.70%, 06/01/22	1,500,000	1,504,340
4.60%, 05/15/50	1,405,000	1,305,311

TOTAL HOME FURNISHINGS		$2,809,651

HOUSEHOLD PRODUCTS/WARES – 0.0%**
Church & Dwight Co., Inc., Sr. Unsecured,
2.45%, 08/01/22	225,000	225,391

INSURANCE – 2.2%
American International Group, Inc., Sr.
Unsecured,
4.20%, 04/01/28	1,000,000	1,007,922
Aon Corp., Company Guaranteed,
2.20%, 11/15/22	3,500,000	3,495,875
Aon Global Ltd., Company Guaranteed,
4.00%, 11/27/23	1,700,000	1,715,570
Berkshire Hathaway Finance Corp.,
Company Guaranteed,
4.30%, 05/15/43	425,000	412,888
CNA Financial Corp., Sr. Unsecured
7.25%, 11/15/23	200,000	211,017
3.95%, 05/15/24	950,000	954,967
Lincoln National Corp., Sr. Unsecured,
3.63%, 12/12/26	1,380,000	1,370,412
Principal Financial Group, Inc.,
Company Guaranteed,
3.30%, 09/15/22	250,000	250,949
Principal Life Global Funding II, Secured,
1.63%, 11/19/30Ω	250,000	208,428
W.R. Berkley Corp., Sr. Unsecured
4.75%, 08/01/44	1,715,000	1,720,430
4.00%, 05/12/50	1,425,000	1,266,747

TOTAL INSURANCE		$12,615,205

INTERNET – 0.2%
Amazon.com, Inc., Sr. Unsecured
1.20%, 06/03/27	100,000	89,379
3.25%, 05/12/61	1,000,000	812,017

TOTAL INTERNET		$901,396

Description	Par Value	Value

MACHINERY – 0.0%**
Caterpillar Financial Services Corp., Sr. Unsecured,
0.65%, 07/07/23	$50,000	$48,822

MEDIA – 1.1%
CCO Holdings LLC, Sr. Unsecured,
4.25%, 02/01/31Ω	3,000,000	2,538,750
Discovery Communications LLC, Company Guaranteed
3.95%, 03/20/28	1,000,000	961,655
3.63%, 05/15/30#	1,000,000	920,197
Paramount Global, Sr. Unsecured
4.60%, 01/15/45	1,100,000	967,652
4.95%, 05/19/50	1,185,000	1,078,826

TOTAL MEDIA		$6,467,080

MINING – 0.2%
Barrick Gold Corp., Sr. Unsecured,
5.25%, 04/01/42	1,000,000	1,046,625

MISCELLANEOUS MANUFACTURING – 0.4%
Textron, Inc., Sr. Unsecured
3.88%, 03/01/25	750,000	754,084
2.45%, 03/15/31	2,000,000	1,710,619

TOTAL MISCELLANEOUS MANUFACTURING		$2,464,703

OIL & GAS – 2.3%
Canadian Natural Resources Ltd., Sr. Unsecured,
2.95%, 01/15/23	3,000,000	3,005,976
Marathon Petroleum Corp., Sr. Unsecured,
3.63%, 09/15/24	745,000	742,109
Phillips 66, Company Guaranteed
0.90%, 02/15/24	1,065,000	1,024,043
3.85%, 04/09/25	575,000	578,300
Pioneer Natural Resources Co., Sr. Unsecured
0.55%, 05/15/23	1,035,000	1,010,016
1.13%, 01/15/26	1,000,000	907,032
1.90%, 08/15/30	1,940,000	1,611,662
2.15%, 01/15/31	1,000,000	844,827
Valero Energy Corp., Sr. Unsecured
2.15%, 09/15/27	1,800,000	1,631,492
4.00%, 04/01/29#	1,580,000	1,539,508
4.90%, 03/15/45	563,000	540,538

TOTAL OIL & GAS		$13,435,503

PHARMACEUTICALS – 2.9%
AbbVie, Inc., Sr. Unsecured
3.75%, 11/14/23	150,000	151,698
2.95%, 11/21/26	1,875,000	1,799,236
4.25%, 11/14/28	1,235,000	1,237,324
4.40%, 11/06/42	460,000	436,341
4.88%, 11/14/48	1,000,000	1,004,621
4.25%, 11/21/49	1,000,000	921,815
AstraZeneca Finance LLC, Company Guaranteed,
1.75%, 05/28/28	500,000	445,972

ANNUAL REPORT / April 30, 2022

15	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

AstraZeneca PLC, Sr. Unsecured,
0.70%, 04/08/26	$100,000	$89,501
Becton Dickinson and Co., Sr.Unsecured,
1.96%, 02/11/31	100,000	82,717
Bristol-Myers Squibb Co., Sr. Unsecured
(3 Month USD LIBOR + 0.38%), 0.84%, 05/16/22Δ	665,000	665,001
2.75%, 02/15/23	1,565,000	1,572,039
3.40%, 07/26/29	310,000	300,218
Cardinal Health, Inc., Sr. Unsecured
3.20%, 03/15/23	350,000	351,819
4.50%, 11/15/44	650,000	583,604
Cigna Corp., Company Guaranteed
3.75%, 07/15/23	272,000	274,114
4.80%, 07/15/46	1,000,000	1,008,089
Cigna Corp., Sr. Unsecured,
2.38%, 03/15/31	250,000	214,964
CVS Health Corp., Sr. Unsecured
1.30%, 08/21/27	145,000	127,018
1.88%, 02/28/31	2,000,000	1,642,781
Elanco Animal Health, Inc., Sr. Unsecured,
6.40%, 08/28/28	2,000,000	2,075,000
Pfizer, Inc., Sr. Unsecured,
2.63%, 04/01/30	650,000	600,391
Zoetis, Inc., Sr. Unsecured
3.00%, 09/12/27	125,000	120,491
3.95%, 09/12/47	1,005,000	913,677

TOTAL PHARMACEUTICALS		$16,618,431

PIPELINES – 3.3%
Enbridge, Inc., Company Guaranteed
(SOFR + 0.40%), 0.60%, 02/17/23Δ	1,000,000	998,249
0.55%, 10/04/23	1,540,000	1,484,037
(SOFR + 0.63%), 0.83%, 02/16/24Δ	3,000,000	3,001,948
Energy Transfer LP, Sr. Unsecured
3.60%, 02/01/23	870,000	872,387
3.75%, 05/15/30#	715,000	658,919
5.30%, 04/15/47	1,250,000	1,136,558
Enterprise Products Operating LLC,
Company Guaranteed
4.20%, 01/31/50	1,120,000	982,459
4.95%, 10/15/54	500,000	483,947
Kinder Morgan Energy Partners LP,
Company Guaranteed,
5.40%, 09/01/44	1,000,000	975,358
Kinder Morgan, Inc., Company Guaranteed
5.20%, 03/01/48	2,040,000	1,982,721
3.60%, 02/15/51	1,315,000	1,008,642
MPLX LP, Sr. Unsecured
4.70%, 04/15/48	1,000,000	894,431
4.95%, 03/14/52	1,000,000	909,886
ONEOK Partners LP, Company Guaranteed,
6.20%, 09/15/43	1,000,000	1,007,354
Plains All American Pipeline LP, Sr.
Unsecured,
3.85%, 10/15/23	866,000	867,909
Spectra Energy Partners LP, Company
Guaranteed,
3.50%, 03/15/25	670,000	665,528

Description	Par Value	Value

Williams Cos., Inc. (The), Sr. Unsecured,
3.50%, 10/15/51	$1,485,000	$1,141,186

TOTAL PIPELINES		$19,071,519

REAL ESTATE INVESTMENT TRUSTS –2.5%
American Tower Corp., Sr. Unsecured
5.00%, 02/15/24	665,000	681,982
3.13%, 01/15/27	1,000,000	946,062
4.05%, 03/15/32	1,000,000	938,107
3.10%, 06/15/50	1,500,000	1,062,627
AvalonBay Communities, Inc., Sr. Unsecured, MTN,
3.35%, 05/15/27	1,420,000	1,383,306
Healthcare Realty Trust, Inc., Sr. Unsecured
3.88%, 05/01/25	1,215,000	1,220,582
3.63%, 01/15/28	1,100,000	1,058,779
Healthpeak Properties, Inc., Sr. Unsecured
3.25%, 07/15/26	110,000	107,574
2.88%, 01/15/31	2,350,000	2,103,487
Ventas Realty LP, Company Guaranteed,
4.00%, 03/01/28	250,000	245,692
Welltower, Inc., Sr. Unsecured
3.63%, 03/15/24	250,000	250,086
4.00%, 06/01/25	3,000,000	3,005,631
4.95%, 09/01/48	1,000,000	1,027,827

TOTAL REAL ESTATE INVESTMENT TRUSTS		$14,031,742

RETAIL – 1.0%
Lowe’s Cos., Inc., Sr. Unsecured,
3.65%, 04/05/29	200,000	192,223
Nordstrom, Inc., Sr. Unsecured,
5.00%, 01/15/44#	1,000,000	827,500
Walgreens Boots Alliance, Inc., Sr.
Unsecured
0.95%, 11/17/23	4,880,000	4,727,420
3.20%, 04/15/30	150,000	138,366

TOTAL RETAIL		$5,885,509

SEMICONDUCTORS – 0.2%
Micron Technology, Inc., Sr. Unsecured,
2.70%, 04/15/32	1,500,000	1,255,488

SOFTWARE – 0.7%
Roper Technologies, Inc., Sr. Unsecured
0.45%, 08/15/22	1,500,000	1,493,937
3.13%, 11/15/22	125,000	125,444
2.00%, 06/30/30	1,345,000	1,129,575
Workday, Inc., Sr. Unsecured,
3.50%, 04/01/27	1,385,000	1,353,946

TOTAL SOFTWARE		$4,102,902

TELECOMMUNICATIONS – 1.3%
AT&T, Inc., Sr. Unsecured
0.90%, 03/25/24	2,125,000	2,040,800
4.50%, 05/15/35	845,000	833,259
3.55%, 09/15/55	1,423,000	1,106,459
Verizon Communications, Inc., Sr. Unsecured
2.10%, 03/22/28	50,000	44,750
1.75%, 01/20/31	2,310,000	1,886,148
2.36%, 03/15/32Ω	305,000	255,341

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	16

Description	Par Value	Value

3.40%, 03/22/41	$1,515,000	$1,279,262

TOTAL TELECOMMUNICATIONS		$7,446,019

TRANSPORTATION – 1.9%
FedEx Corp., Company Guaranteed,
2.40%, 05/15/31	2,500,000	2,143,110
Ryder System, Inc., Sr. Unsecured, MTN
2.50%, 09/01/22	1,245,000	1,247,575
3.65%, 03/18/24	1,670,000	1,673,398
2.85%, 03/01/27	2,645,000	2,500,447
Union Pacific Corp., Sr. Unsecured
3.15%, 03/01/24	2,565,000	2,569,283
4.30%, 03/01/49	675,000	655,199

TOTAL TRANSPORTATION		$10,789,012

TRUCKING & LEASING – 0.8%
GATX Corp., Sr. Unsecured
3.25%, 09/15/26	1,570,000	1,526,082
3.85%, 03/30/27	1,500,000	1,482,198
4.00%, 06/30/30	1,000,000	958,784
5.20%, 03/15/44	640,000	646,136

TOTAL TRUCKING & LEASING		$4,613,200

TOTAL CORPORATE BONDS
(COST $282,094,309)		$267,660,746

GOVERNMENT AGENCIES – 3.0%

FEDERAL HOME LOAN BANK (FHLB) – 1.2%
3.25%, 11/16/28#	6,960,000	7,039,984

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.5%
0.38%, 07/21/25#	9,250,000	8,531,261

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%
0.25%, 05/22/23	200,000	195,966
6.25%, 05/15/29	750,000	898,461
7.25%, 05/15/30	400,000	515,120

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,609,547

TOTAL GOVERNMENT AGENCIES
(COST $18,444,351)		$17,180,792

MORTGAGE-BACKED SECURITIES – 22.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 5.4%
Pool G12709, 5.00%, 07/01/22	170	170
Pool C00478, 8.50%, 09/01/26	4,626	4,998
Pool E09010, 2.50%, 09/01/27	258,488	250,153
Pool G18497, 3.00%, 01/01/29	36,562	36,016
Pool C01272, 6.00%, 12/01/31	8,858	9,838
Pool A13990, 4.50%, 10/01/33	8,597	9,185
Pool G01625, 5.00%, 11/01/33	25,453	26,908
Pool A18401, 6.00%, 02/01/34	18,537	20,616
Pool QN1900, 3.00%, 04/01/35	944,306	933,403
Pool G08097, 6.50%, 11/01/35	14,984	16,900
Pool G02296, 5.00%, 06/01/36	64,947	68,960
Pool G02390, 6.00%, 09/01/36	6,041	6,995
Pool G05317, 5.00%, 04/01/37	267,525	284,297
Pool G08193, 6.00%, 04/01/37	11,838	13,566
Pool G03703, 5.50%, 12/01/37	6,937	7,537
Pool G04776, 5.50%, 07/01/38	22,559	24,361

Description	Par Value	Value

Pool G05500, 5.00%, 05/01/39	$228,116	$245,363
Pool A93415, 4.00%, 08/01/40	305,229	310,274
Pool A93505, 4.50%, 08/01/40	374,826	388,822
Pool A93996, 4.50%, 09/01/40	282,490	292,996
Pool G06222, 4.00%, 01/01/41	439,234	447,650
Pool A97047, 4.50%, 02/01/41	286,018	297,291
Pool G06956, 4.50%, 08/01/41	284,387	295,597
Pool C03750, 3.50%, 02/01/42	119,919	118,291
Pool C03849, 3.50%, 04/01/42	65,039	64,006
Pool Q08305, 3.50%, 05/01/42	489,151	480,620
Pool C04305, 3.00%, 11/01/42	1,316,260	1,258,040
Pool C09020, 3.50%, 11/01/42	962,499	948,219
Pool G07266, 4.00%, 12/01/42	814,432	826,466
Pool C04444, 3.00%, 01/01/43	42,295	40,751
Pool C09029, 3.00%, 03/01/43	175,721	169,277
Pool G08534, 3.00%, 06/01/43	218,276	210,267
Pool Q19476, 3.50%, 06/01/43	363,120	359,908
Pool C09044, 3.50%, 07/01/43	427,928	424,146
Pool G07889, 3.50%, 08/01/43	404,515	398,961
Pool G07624, 4.00%, 12/01/43	415,010	422,709
Pool G60038, 3.50%, 01/01/44	2,038,092	2,010,044
Pool G07680, 4.00%, 04/01/44	664,844	675,096
Pool G07943, 4.50%, 08/01/44	39,393	41,243
Pool G08607, 4.50%, 09/01/44	245,663	256,501
Pool Q33547, 3.50%, 05/01/45	335,139	328,361
Pool Q36970, 4.00%, 10/01/45	161,525	162,778
Pool G60384, 4.50%, 12/01/45	25,249	26,354
Pool Q39644, 3.50%, 03/01/46	969,642	954,171
Pool Q39438, 4.00%, 03/01/46	1,019,849	1,024,429
Pool G08705, 3.00%, 05/01/46	89,673	85,912
Pool G08708, 4.50%, 05/01/46	181,589	185,626
Pool ZS4671, 3.00%, 08/01/46	579,907	555,322
Pool Q44452, 3.00%, 11/01/46	829,119	794,337
Pool ZS4693, 3.00%, 12/01/46	1,593,988	1,526,361
Pool SD8037, 2.50%, 01/01/50	3,108,368	2,838,707
Pool RA2341, 2.50%, 04/01/50	2,733,009	2,500,489
Pool SD8104, 1.50%, 11/01/50	2,634,605	2,219,980
Pool RA4349, 2.50%, 01/01/51	1,387,481	1,266,243
Pool SD8141, 2.50%, 04/01/51	1,258,487	1,151,004
Pool SD8190, 3.00%, 01/01/52	2,445,309	2,308,859

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$30,625,374

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 16.6%
Pool 975207, 5.00%, 03/01/23	3,282	3,312
Pool AE2520, 3.00%, 01/01/26	193,997	190,502
Pool 329794, 7.00%, 02/01/26	2,106	2,127
Pool 256639, 5.00%, 02/01/27	12,737	12,832
Pool 256752, 6.00%, 06/01/27	16,770	18,358
Pool 257007, 6.00%, 12/01/27	14,760	16,249
Pool 402255, 6.50%, 12/01/27	512	529
Pool AB8997, 2.50%, 04/01/28	69,467	66,908
Pool AS4480, 2.50%, 02/01/30	369,571	357,529
Pool AS7462, 2.50%, 06/01/31	169,575	163,470
Pool 254007, 6.50%, 10/01/31	4,966	5,504
Pool 254240, 7.00%, 03/01/32	15,626	16,548
Pool 638023, 6.50%, 04/01/32	38,742	41,690
Pool 642345, 6.50%, 05/01/32	21,654	23,301

ANNUAL REPORT / April 30, 2022

17	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool 651292, 6.50%, 07/01/32	$49,102	$52,850
Pool 686398, 6.00%, 03/01/33	88,193	97,742
Pool BP6496, 2.00%, 07/01/35	938,791	880,896
Pool MA4095, 2.00%, 08/01/35	1,157,432	1,086,042
Pool 745412, 5.50%, 12/01/35	18,566	20,371
Pool 888789, 5.00%, 07/01/36	98,366	106,794
Pool 256515, 6.50%, 12/01/36	6,521	7,123
Pool AE0217, 4.50%, 08/01/40	45,603	47,346
Pool AB1796, 3.50%, 11/01/40	273,721	271,659
Pool AH5583, 4.50%, 02/01/41	123,271	128,060
Pool 890551, 4.50%, 08/01/41	29,497	30,772
Pool AL0658, 4.50%, 08/01/41	171,413	178,278
Pool AL1319, 4.50%, 10/01/41	215,528	223,929
Pool AL6302, 4.50%, 10/01/41	295,664	307,143
Pool AX5302, 4.00%, 01/01/42	507,621	516,824
Pool AK4523, 4.00%, 03/01/42	579,563	588,552
Pool AL2034, 4.50%, 04/01/42	80,729	83,969
Pool AB7936, 3.00%, 02/01/43	789,270	765,679
Pool AL3761, 4.50%, 02/01/43	84,583	88,370
Pool MA1458, 3.00%, 06/01/43	176,209	169,676
Pool AT7899, 3.50%, 07/01/43	1,208,592	1,193,887
Pool AS0302, 3.00%, 08/01/43	1,861,531	1,792,508
Pool AU4279, 3.00%, 09/01/43	385,881	371,552
Pool AL5537, 4.50%, 04/01/44	140,180	147,873
Pool AS3155, 4.00%, 08/01/44	19,499	19,665
Pool AX0833, 3.50%, 09/01/44	327,766	320,588
Pool AL6325, 3.00%, 10/01/44	1,212,665	1,167,709
Pool AS5136, 4.00%, 06/01/45	119,289	119,805
Pool AZ7362, 4.00%, 11/01/45	345,721	348,570
Pool AZ9565, 3.50%, 12/01/45	475,392	469,392
Pool BC0326, 3.50%, 12/01/45	395,195	390,180
Pool BC0245, 3.00%, 02/01/46	243,082	232,781
Pool BC0830, 3.00%, 04/01/46	364,579	349,102
Pool AS7568, 4.50%, 07/01/46	56,736	57,848
Pool BC4764, 3.00%, 10/01/46	493,301	472,375
Pool MA2771, 3.00%, 10/01/46	148,114	141,837
Pool AS8276, 3.00%, 11/01/46	498,257	477,119
Pool BC9003, 3.00%, 11/01/46	518,247	496,251
Pool BE1899, 3.00%, 11/01/46	2,000,460	1,915,545
Pool BE3767, 3.50%, 07/01/47	470,568	461,638
Pool BH2618, 3.50%, 08/01/47	133,051	130,531
Pool MA3088, 4.00%, 08/01/47	417,888	419,173
Pool BH4010, 4.50%, 09/01/47	465,669	477,745
Pool BH9215, 3.50%, 01/01/48	654,083	641,688
Pool BJ0650, 3.50%, 03/01/48	2,689,824	2,635,164
Pool BJ0639, 4.00%, 03/01/48	162,824	163,178
Pool BJ9169, 4.00%, 05/01/48	761,785	763,446
Pool BK4764, 4.00%, 08/01/48	710,403	711,954
Pool BN1628, 4.50%, 11/01/48	373,636	381,922
Pool BM5334, 3.50%, 01/01/49	632,654	620,858
Pool MA3871, 3.00%, 12/01/49	1,648,539	1,567,717
Pool CA5306, 3.00%, 03/01/50	1,423,329	1,345,350
Pool CA5353, 3.50%, 03/01/50	1,235,616	1,200,956
Pool MA4100, 2.00%, 08/01/50	1,439,927	1,270,583
Pool FM3989, 2.50%, 08/01/50	963,583	883,630
Pool CA6983, 2.00%, 09/01/50	2,580,761	2,276,728
Pool CA7106, 2.00%, 09/01/50	1,614,085	1,424,001

Description	Par Value	Value

Pool MA4119, 2.00%, 09/01/50	$1,078,897	$951,985
Pool BQ2999, 2.50%, 10/01/50	2,274,433	2,072,783
Pool CA7383, 3.00%, 10/01/50	1,711,291	1,617,483
Pool CA7734, 2.50%, 11/01/50	1,564,797	1,430,815
Pool FM5297, 3.00%, 11/01/50	2,062,102	1,958,095
Pool MA4208, 2.00%, 12/01/50	1,111,418	980,627
Pool CA8021, 2.50%, 12/01/50	4,479,391	4,107,461
Pool FM5166, 3.00%, 12/01/50	1,081,697	1,022,261
Pool BQ4495, 2.00%, 02/01/51	5,981,389	5,275,909
Pool CA8929, 2.00%, 02/01/51	2,899,519	2,557,674
Pool FM6426, 2.00%, 03/01/51	2,634,089	2,327,321
Pool BR7857, 2.50%, 05/01/51	3,907,918	3,562,441
Pool FM7188, 2.50%, 05/01/51	3,049,884	2,810,250
Pool CB0727, 2.50%, 06/01/51	6,905,357	6,294,883
Pool FM8440, 2.50%, 08/01/51	1,574,359	1,437,511
Pool FM9949, 2.00%, 12/01/51	1,024,707	906,425
Pool FM9871, 2.50%, 12/01/51	6,860,676	6,252,487
Pool BU1416, 3.00%, 01/01/52	2,479,181	2,368,460
Pool FS0982, 3.00%, 03/01/52	2,004,879	1,892,961
Pool CB3334, 3.50%, 04/01/52	6,206,081	6,025,390
Pool MA4644, 4.00%, 05/01/52	1,443,000	1,436,604
Pool TBA, 2.00%, 06/01/52‡	4,000,000	3,522,500

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$95,244,109

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**
Pool 354677, 7.50%, 10/15/23	1,534	1,533
Pool 354713, 7.50%, 12/15/23	850	850
Pool 354765, 7.00%, 02/15/24	4,350	4,468
Pool 354827, 7.00%, 05/15/24	1,696	1,695
Pool 385623, 7.00%, 05/15/24	4,807	5,029
Pool 360869, 7.50%, 05/15/24	5,090	5,228
Pool 2077, 7.00%, 09/20/25	1,750	1,765
Pool 780825, 6.50%, 07/15/28	23,611	25,359
Pool 2616, 7.00%, 07/20/28	13,780	14,998
Pool 2701, 6.50%, 01/20/29	28,729	31,337
Pool 426727, 7.00%, 02/15/29	3,419	3,437
Pool 503405, 6.50%, 04/15/29	8,715	8,737
Pool 781231, 7.00%, 12/15/30	13,663	14,783

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$119,219

TOTAL MORTGAGE-BACKED SECURITIES
(COST $137,855,419)		$125,988,702

MUNICIPAL BOND – 0.4%

GENERAL – 0.4%
New Jersey Transportation Trust Fund Authority, Current Refunding Revenue Bonds, (Series B), 4.13%, 06/15/42	2,500,000	2,230,516

TOTAL MUNICIPAL BOND
(COST $2,500,000)		$2,230,516

U.S. TREASURY OBLIGATIONS – 24.4%

U.S. TREASURY BONDS – 7.4%
6.38%, 08/15/27	450,000	524,088
5.25%, 02/15/29	500,000	569,848
6.25%, 05/15/30	500,000	618,851
5.38%, 02/15/31	600,000	714,410
2.00%, 11/15/41	985,000	815,762

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	18

Description	Par Value	Value

3.00%, 05/15/42	$500,000	$486,528
3.63%, 08/15/43	881,000	938,835
3.75%, 11/15/43	365,000	396,211
3.63%, 02/15/44	2,106,000	2,245,602
3.13%, 08/15/44	6,637,000	6,544,731
3.00%, 11/15/44	2,000,000	1,931,247
2.50%, 02/15/45	2,135,000	1,889,383
3.00%, 05/15/45	2,000,000	1,933,466
2.88%, 08/15/45	300,000	284,112
3.00%, 11/15/45	765,000	741,716
2.50%, 02/15/46	280,000	248,190
3.00%, 02/15/47	1,098,000	1,069,257
3.00%, 05/15/47	1,695,000	1,652,693
2.75%, 11/15/47	2,235,000	2,087,706
1.25%, 05/15/50	3,300,000	2,199,055
1.38%, 08/15/50	3,000,000	2,064,329
1.63%, 11/15/50	2,500,000	1,837,120
2.00%, 08/15/51	13,255,000	10,702,649

TOTAL U.S. TREASURY BONDS		$42,495,789

U.S. TREASURY NOTES – 17.0%
1.88%, 07/31/22	125,000	125,295
1.50%, 08/15/22	150,000	150,166
1.63%, 08/15/22#	3,500,000	3,505,519
1.63%, 11/15/22#	1,928,000	1,929,006
2.00%, 02/15/23	200,000	200,141
2.50%, 03/31/23	7,150,000	7,177,458
1.75%, 05/15/23	2,000,000	1,991,141
1.63%, 05/31/23	9,400,000	9,339,305
2.75%, 05/31/23	200,000	201,115
0.25%, 06/15/23	250,000	244,519
2.50%, 08/15/23	450,000	450,549
1.63%, 10/31/23	290,000	286,190
2.00%, 04/30/24	10,195,000	10,054,444
1.75%, 07/31/24#	1,900,000	1,857,504
2.38%, 08/15/24	6,100,000	6,037,928
2.00%, 02/15/25	4,655,000	4,545,207
0.25%, 04/30/25	250,000	232,065
2.13%, 05/15/25	2,800,000	2,736,524
2.00%, 08/15/25	945,000	917,681
2.25%, 11/15/25	730,000	713,125
1.63%, 02/15/26	8,000,000	7,620,135
1.63%, 05/15/26	5,470,000	5,194,084
2.00%, 11/15/26	4,180,000	4,007,782
2.25%, 02/15/27	30,000	29,055
1.13%, 02/28/27	250,000	229,663
0.50%, 06/30/27	450,000	397,295
2.25%, 11/15/27	300,000	289,153
2.75%, 02/15/28	6,750,000	6,671,616
1.25%, 06/30/28	500,000	451,472
3.13%, 11/15/28	350,000	353,224
2.38%, 05/15/29	2,900,000	2,794,417
1.63%, 08/15/29	5,000,000	4,575,776
1.50%, 02/15/30	5,000,000	4,510,192
0.63%, 05/15/30	550,000	460,112
1.38%, 11/15/31	1,880,000	1,642,057

Description	Par Value	Value

1.88%, 02/15/32	$6,000,000	$5,479,716

TOTAL U.S. TREASURY NOTES		$97,400,631

TOTAL U.S. TREASURY OBLIGATIONS
(COST $147,419,705)		$139,896,420

	Number of Shares

INVESTMENT COMPANY – 0.9%

EXCHANGE-TRADED FUND – 0.9%
iShares iBoxx High Yield Corporate Bond ETF#	68,340	5,366,740

TOTAL INVESTMENT COMPANY
(COST $6,002,419)		$5,366,740

MONEY MARKET FUND – 1.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%^	9,629,825	9,629,825

TOTAL MONEY MARKET FUND
(COST $9,629,825)		$9,629,825

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.6%

MONEY MARKET FUNDS – 2.3%
Blackrock Liquidity Fed Fund, Institutional Shares, 0.31%^	2,036,000	2,036,000
Federated Hermes Government Obligations Fund, Premier Shares, 0.26%^	2,295,000	2,295,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.31%^	2,041,000	2,041,000
Invesco Government & Agency Portfolio, Institutional Class, 0.35%^	2,295,000	2,295,000
JPMorgan U.S. Government Money Market Fund, Capital Class, 0.32%^	2,340,000	2,340,000
Morgan Stanley Liquidity Fund, Government Portfolio, Institutional Class, 0.30%^	2,295,000	2,295,000

TOTAL MONEY MARKET FUNDS (COST $13,302,000)		$13,302,000

	Par Value

REPURCHASE AGREEMENTS – 2.3%
Bank of America Securities, Inc., 0.30%,dated 4/29/22, due 5/02/22, repurchase price $5,058,002, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 2/01/36 to 4/01/52; total market value of $5,159,034.	$5,057,876	5,057,876
Bank of Montreal, 0.29%, dated 4/29/22,due 5/02/22, repurchase price $3,199,818, collateralized by U.S. Government Agency Securities, 1.18% to 4.50%, maturing 3/01/25 to 3/20/72; total market value of $3,263,736.	3,199,741	3,199,741

ANNUAL REPORT / April 30, 2022

19	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

RBC Dominion Securities, Inc., 0.28%, dated 4/29/22, due 5/02/22, repurchase price $5,057,994, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.38%, maturing 6/30/22 to 4/01/52; total market value of $5,159,034.	$5,057,876	$5,057,876

TOTAL REPURCHASE AGREEMENTS (COST $13,315,493)		$13,315,493

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $26,617,493)		$26,617,493

TOTAL INVESTMENTS – 104.7% (COST $636,625,140)		$600,632,621

COLLATERAL FOR SECURITIES ON LOAN – (4.6%)		(26,617,493)

OTHER ASSETS LESS LIABILITIES – (0.1)%		(498,862)

TOTAL NET ASSETS – 100.0%		$573,516,266

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$6,099	$—	$6,099

Collateralized Mortgage Obligations	—	55,888	—	55,888

Commercial Paper	—	5,999,400	—	5,999,400

Corporate Bonds	—	267,660,746	—	267,660,746

Government Agencies	—	17,180,792	—	17,180,792

Mortgage-Backed Securities	—	125,988,702	—	125,988,702

Municipal Bond	—	2,230,516	—	2,230,516

U.S. Treasury Obligations	—	139,896,420	—	139,896,420

Investment Company	5,366,740	—	—	5,366,740

Money Market Funds	22,931,825	—	—	22,931,825

Repurchase Agreements	—	13,315,493	—	13,315,493

Total	$28,298,565	$572,334,056	$—	$600,632,621

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

◆	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2022, these liquid restricted securities amounted to $19,363,089, representing 3.38% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

‡	Delayed delivery security.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

BKNT	Bank Notes

CMT	Constant Maturity Treasury

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (concluded)	20

ETF	Exchange-Traded Fund

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

SOFR	Secured Overnight Financing Rate

TBA	To Be Announced Security

USD	United States Dollar

UST	United States Treasury

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

21

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

Percentage of
Total Net Assets

General	17.1%

General Obligations	15.5%

Medical	11.2%

Higher Education	8.6%

Housing	7.3%

Airport	7.1%

Transportation	6.6%

Water	6.4%

School District	4.2%

Development	3.1%

Power	2.8%

Education	2.8%

Utilities	1.8%

Tobacco Settlement	1.6%

Student Loan	1.1%
Cash Equivalents(1)	1.6%

Other Assets and Liabilities – Net(2)	1.2%

TOTAL	100.0%

Percentage of
Credit Quality Diversification(3)	Total Net Assets
AAA / Aaa	14.7%

AA / Aa	26.5%

A/ A	37.4%

BBB / Baa	14.3%

Not Rated	5.9%

Other Assets and Liabilities – Net(2)	1.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Par Value	Value

MUNICIPAL BONDS – 97.2%

ALABAMA – 0.3%

HIGHER EDUCATION – 0.3%

University of South Alabama, AL, Advance Refunding Revenue Bonds, (AGM), 5.00%, 11/01/31	$1,000,000	$1,081,394

TOTAL ALABAMA		$1,081,394

ALASKA – 0.6%

HIGHER EDUCATION – 0.6%

University of Alaska, AK, Revenue Bonds,

(Series T), 5.00%, 10/01/29	1,810,000	1,940,305

TOTAL ALASKA		$1,940,305

Description	Par Value	Value

ARIZONA – 2.2%

DEVELOPMENT– 0.0%**

Industrial Development Authority of the City of Phoenix, AZ, IDA, Stadium Revenue Bonds, (Bank One Ballpark Project), (AMBAC), Prerefunded/ETM, 6.85%, 12/01/25	$120,000	$127,979

EDUCATION – 1.4%

Arizona Industrial Development Authority, AZ, Revenue Bonds, (Equitable School Revolving Fund), (Series A)

5.00%, 11/01/26	1,000,000	1,077,472

5.00%, 11/01/30	1,000,000	1,083,397

5.00%, 11/01/32	865,000	936,657
La Paz County Industrial Development Authority, AZ, IDA, Revenue Bonds, (Charter School Solutions – Harmony Public Schools Project), (Series A), 5.00%, 02/15/28	1,300,000	1,355,929

TOTAL EDUCATION		$4,453,455

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	22

Description	Par Value	Value

MEDICAL – 0.8%

Maricopa County Industrial Development Authority, AZ, IDA, Revenue Bonds, (Honor Health), (Series A)

5.00%, 09/01/34	$1,000,000	$1,120,803

5.00%, 09/01/35	725,000	811,513

5.00%, 09/01/36	500,000	558,991

TOTAL MEDICAL		$2,491,307

TOTAL ARIZONA		$7,072,741

ARKANSAS – 1.0%

WATER – 1.0%

Fort Smith, Water & Sewer, AR, Advance Refunding Revenue Bonds, (BAM), 5.00%,10/01/28	2,815,000	3,090,620

TOTAL ARKANSAS		$3,090,620

CALIFORNIA – 1.8%

AIRPORT – 0.9%

City of Los Angeles Department of Airports, CA, Current Refunding Revenue Bonds,(Series B), 5.00%, 05/15/32	800,000	864,500

City of Los Angeles Department of Airports, CA, Revenue Bonds 4.00%, 05/15/35 4.00%, 05/15/36 4.00%, 05/15/37	600,000 800,000 500,000	606,069 807,050 503,665

TOTAL AIRPORT		$2,781,284

EDUCATION – 0.0%**

Sulphur Springs Union School District, CA, Refunding Bonds, Certificates of Participation, Prerefunded/ETM, (AGM),6.50%, 12/01/37	5,000	5,274

GENERAL – 0.3%

Salinas Public Facilities, Inc., CA, Revenue Bonds, (City of Salinas Public Safety Building Project), 4.00%, 12/01/29	1,000,000	1,048,479

GENERAL OBLIGATIONS – 0.4%

State of California, CA, GO Unlimited, CurrentRefunding, (AGM), 5.25%, 08/01/32	1,000,000	1,185,790

POWER – 0.2%

M-S-R Public Power Agency, CA, Revenue Bonds, (Series E), (NATL), Prerefunded/ETM, 6.00%, 07/01/22	60,000	60,457

Redding, CA, Electric System Revenue Bonds, (NATL), Prerefunded/ETM, 6.37%, 07/01/22	270,000	272,377

Sacramento Municipal Utility District, CA, Revenue Bonds, (Series K-BHAC-CR), (BHAC-CR AMBAC), 5.25%, 07/01/24	460,000	475,264

TOTAL POWER		$808,098

TOTAL CALIFORNIA		$5,828,925

COLORADO – 3.4%

AIRPORT – 0.9%

City & County of Denver, CO, Airport SystemRevenue Bonds, (Sub-Series A), 5.00%,12/01/31	2,500,000	2,696,864

Description	Par Value	Value

HIGHER EDUCATION – 0.7%

Colorado Educational & Cultural Facilities Authority, CO, Refunding Revenue Bonds, (University of Denver Project), (NATL), 5.00%, 03/01/35	$2,000,000	$2,330,998

HOUSING – 0.5%

Colorado Housing and Finance Authority, CO, Single Family Revenue Bonds, (Series B), 3.75%, 05/01/50	1,650,000	1,670,596

MEDICAL – 0.7%

Colorado Health Facilities Authority, CO, Advance Refunding Revenue Bonds, (NCMC, Inc. Project), Prerefunded/ETM, 5.00%, 05/15/26	100,000	109,209

Colorado Health Facilities Authority, CO, Revenue Bonds, (CommonSpirit Health), (Series B-2), 5.00%, 08/01/49	2,000,000	2,142,019

TOTAL MEDICAL		$2,251,228

WATER – 0.6%

City & County of Denver, CO, Board of Water Commissioners, Refunding Revenue Bonds, (Series B), 4.00%, 09/15/33	1,750,000	1,879,432

TOTAL COLORADO		$10,829,118

CONNECTICUT – 3.7%

GENERAL OBLIGATIONS – 1.0%

State of Connecticut, CT, GO Unlimited, Public Improvements, AD Valorem Property Tax, (Series 2021 A), 3.00%, 01/15/35	2,900,000	2,675,948

State of Connecticut, CT, GO Unlimited, Refunding Notes, (Series E), 5.00%, 09/15/27	500,000	556,648

TOTAL GENERAL OBLIGATIONS		$3,232,596

HIGHER EDUCATION – 0.8%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Fairfield University), (Series R), 5.00%, 07/01/31	1,385,000	1,497,160

University of Connecticut, CT, Revenue Bonds, (Series A), 5.00%, 01/15/33	1,000,000	1,083,529

TOTAL HIGHER EDUCATION		$2,580,689

HOUSING – 1.1%

Connecticut Housing Finance Authority, CT, Current Refunding Revenue Bonds, (Home Mortgage Finance Program), (Sub-Series D-1), 4.00%, 11/15/49	2,440,000	2,493,552

Connecticut Housing Finance Authority, CT, Revenue Bonds, (Sub-Series A-2), 4.00%, 11/15/41	1,095,000	1,110,524

TOTAL HOUSING		$3,604,076

MEDICAL – 0.6%

Connecticut State Health & Educational Facilities Authority, CT, Current Refunding Revenue Bonds, (Stamford Hospital), (Series L-1) 4.00%, 07/01/28 4.00%, 07/01/29	685,000 500,000	712,064 520,889

ANNUAL REPORT / April 30, 2022

23	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
4.00%, 07/01/30	$600,000	$625,710

TOTAL MEDICAL		$1,858,663

TRANSPORTATION – 0.2%

Connecticut State Special Tax Revenue, CT, Highways Improvement Revenue Bonds, (Series A), 5.00%, 05/01/25	625,000	669,084

TOTAL CONNECTICUT		$11,945,108

DISTRICT OF COLUMBIA – 1.9%

GENERAL – 0.7%

Washington Convention & Sports Authority, DC, Current Refunding Revenue Bonds, (Series A)

5.00%, 10/01/30	610,000	702,210

5.00%, 10/01/31	875,000	1,003,680

5.00%, 10/01/32	500,000	571,547

TOTAL GENERAL		$2,277,437

GENERAL OBLIGATIONS – 0.7%

District of Columbia, DC, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), 5.00%, 06/01/31	2,080,000	2,279,402

TRANSPORTATION – 0.5%

Washington Metropolitan Area Transit Authority, DC, Revenue Bonds, (Series B), 5.00%, 07/01/30	1,500,000	1,654,516

TOTAL DISTRICT OF COLUMBIA		$6,211,355

FLORIDA – 5.1%

AIRPORT – 0.3%

Greater Orlando Aviation Authority, FL, Airport System Revenue Bonds, (Series A), 5.00%, 10/01/26	1,000,000	1,075,446

GENERAL OBLIGATIONS – 0.6%

State of Florida, FL, GO Unlimited, Current Refunding, (Series D), 4.00%, 06/01/34	1,975,000	2,101,535

HIGHER EDUCATION – 1.6%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project)

5.00%, 04/01/28	750,000	830,232

5.00%, 04/01/30	750,000	829,356

5.00%, 04/01/31	750,000	829,317

5.00%, 04/01/33	750,000	826,699

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 03/01/28	1,600,000	1,728,290

TOTAL HIGHER EDUCATION		$5,043,894

HOUSING – 1.2%

Florida Gulf Coast University Financing Corp., FL, Current Refunding Revenue Bonds, (Housing Project), (Series A)
5.00%, 02/01/25	500,000	529,240
5.00%, 02/01/26	500,000	537,710

Description	Par Value	Value

Pinellas County Housing Finance Authority, FL, Single Family Revenue Bonds, (Series A), 4.00%, 03/01/50	$2,620,000	$2,669,275

TOTAL HOUSING		$3,736,225

WATER – 1.4%

Miami-Dade County, FL, Current Refunding Revenue Bonds, 5.00%, 04/01/27	1,455,000	1,607,843

Miami-Dade County, FL, Water & Sewer System, Advance Refunding Revenue Bonds, (Series B), 5.00%, 10/01/30	2,645,000	2,824,418

TOTAL WATER		$4,432,261

TOTAL FLORIDA		$16,389,361

GEORGIA – 1.4%

GENERAL – 1.0%

Main Street Natural Gas, Inc., GA, Revenue Bonds, Natural Gas Utility Improvements, (Series A), 4.00%, 07/01/52	3,000,000	3,082,488

HOUSING – 0.4%

Development Authority of Bulloch County, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), Unrefunded, 5.00%, 07/01/31	1,260,000	1,392,265

TOTAL GEORGIA		$4,474,753

ILLINOIS – 14.4%

AIRPORT – 0.7%

Chicago Midway International Airport, IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/29	2,250,000	2,311,167

GENERAL – 4.2%

Metropolitan Pier & Exposition Authority, IL, Revenue Bonds, Public Improvements, (McCormick Place Convention), Prerefunded/ETM, 7.00%, 07/01/26	7,620,000	8,362,893

Regional Transportation Authority, IL, Revenue Bonds, (Series A), (BHAC-CR FGIC), 6.00%, 07/01/31	1,450,000	1,711,809

Sales Tax Securitization Corp., IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/26	2,000,000	2,139,288

Sales Tax Securitization Corp., IL, Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/28	1,000,000	1,107,768

Village of Matteson, IL, Revenue Bonds, Public Improvements, (Capital Appreciation Debt Certificates), Prerefunded/ETM, 8.00%, 12/01/29	220,000	221,118

TOTAL GENERAL		$13,542,876

GENERAL OBLIGATIONS – 7.9%

Chicago Park District, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series D)
5.00%, 01/01/26	1,250,000	1,293,111

5.00%, 01/01/27	3,455,000	3,573,558

Chicago, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A) 5.00%, 01/01/25	3,000,000	3,142,948

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	24

Description	Par Value	Value

5.00%, 01/01/32	$3,000,000	$3,216,941
Cook County, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), (AGM), 5.00%, 11/15/26	2,050,000	2,262,736
Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Water Utility & Sewer Improvements), AD Valorem Property Tax, (Series C-Green Bond), 5.00%, 12/01/28	5,040,000	5,347,555
State of Illinois, IL, GO Unlimited, Current Refunding, (Series A) 5.00%, 10/01/29	2,000,000	2,162,536

5.00%, 10/01/33	1,000,000	1,056,289
State of Illinois, IL, GO Unlimited, (Series D), 5.00%, 11/01/28	3,000,000	3,223,157

TOTAL GENERAL OBLIGATIONS		$25,278,831

HOUSING – 1.1%
Illinois Housing Development Authority, IL, Multi Family Revenue Bonds, (Marshall Field Garden Apartment Homes), 1.44%, 05/15/50Δ	925,000	933,736
Illinois Housing Development Authority, IL, Single Family Revenue Bonds, (Series A), 3.75%, 04/01/50	2,395,000	2,425,802

TOTAL HOUSING		$3,359,538

MEDICAL – 0.0%**
Illinois Health Facilities Authority, IL, Revenue Bonds, (Ancilla Systems Inc.), (Series B), (NATL), Prerefunded/ETM, 5.25%, 07/01/22	45,000	45,283

TRANSPORTATION – 0.5%
Regional Transportation Authority, IL, Revenue Bonds, (Series B), 5.00%, 06/01/33	1,450,000	1,638,573

TOTAL ILLINOIS		$46,176,268

INDIANA – 2.4%

DEVELOPMENT – 2.2%
Whiting, IN, Current Refunding Revenue Bonds, (BP Products North America Inc., Project), 5.00%, 12/01/44	6,500,000	6,932,065

HOUSING – 0.2%
Indiana Housing & Community Development Authority, IN, Current Refunding Revenue Bonds, (Series C-2), 4.00%, 01/01/37	690,000	696,740

TOTAL INDIANA		$7,628,805

KENTUCKY – 2.3%

GENERAL – 2.3%
Kentucky Public Energy Authority, KY, Revenue Bonds, Natural Gas Utility Improvements, (Series A), 4.00%, 08/01/52	3,000,000	3,056,871
Kentucky Public Energy Authority, KY, Revenue Bonds, Natural Gas Utility Improvements, (Series C), 4.00%, 02/01/50	2,000,000	2,040,494

Description	Par Value	Value

Kentucky State Property & Building Commission, KY, Revenue Bonds, Public Improvements, (Project No. 119), 5.00%, 05/01/25	$2,000,000	$2,135,104

TOTAL KENTUCKY		$7,232,469

MARYLAND – 1.0%

AIRPORT – 0.8%
Maryland State Department of Transportation, MD, Revenue Bonds, (Baltimore Washington International), (Series B) 5.00%, 08/01/28	730,000	796,032

5.00%, 08/01/29	500,000	549,838

5.00%, 08/01/30	515,000	568,401

5.00%, 08/01/31	650,000	720,286

TOTAL AIRPORT		$2,634,557

TRANSPORTATION – 0.2%
Maryland State Department of Transportation, MD, Highways Improvement Revenue Bonds, 4.00%, 05/01/30	500,000	531,038

TOTAL MARYLAND		$3,165,595

MASSACHUSETTS – 4.0%

GENERAL OBLIGATIONS – 1.0%
Commonwealth of Massachusetts, MA, GO Limited, (Series B), 5.00%, 01/01/31	3,000,000	3,344,999

HIGHER EDUCATION – 0.7%
Massachusetts Development Finance Agency, MA, Current Refunding Revenue Bonds, (Simmons University), (Series L) 5.00%, 10/01/30	1,180,000	1,287,437

5.00%, 10/01/31	1,000,000	1,089,179

TOTAL HIGHER EDUCATION		$2,376,616

MEDICAL – 1.2%
Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Care Group), (Series I), 5.00%, 07/01/33	1,000,000	1,078,866
Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Partners Healthcare System), 5.00%, 07/01/33	2,455,000	2,664,933

TOTAL MEDICAL		$3,743,799

STUDENT LOAN – 0.7%
Massachusetts Educational Financing Authority, MA, Revenue Bonds, (Issue K), (Series A), 5.00%, 07/01/25	2,200,000	2,325,135

WATER – 0.4%
Massachusetts Water Resources Authority, MA, Refunding Revenue Bonds, (Series B), (AGM), 5.25%, 08/01/33	1,000,000	1,213,244

TOTAL MASSACHUSETTS		$13,003,793

MICHIGAN – 4.5%

GENERAL – 1.7%
Michigan Finance Authority, MI, Revenue Bonds, (Series H-1), 5.00%, 10/01/25	5,215,000	5,532,401

ANNUAL REPORT / April 30, 2022

25	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
MEDICAL – 1.2%
Kalamazoo Hospital Finance Authority, MI, Advance Refunding Revenue Bonds, (Unrefunded – Bronson Health), Prerefunded/ETM, 5.00%, 05/15/30	$2,045,000	$2,187,766
Michigan Finance Authority, MI, Advance Refunding Revenue Bonds, (Beaumont Health Credit Group), (Series A), 5.00%, 08/01/31	1,655,000	1,734,181

TOTAL MEDICAL		$3,921,947

SCHOOL DISTRICT – 1.1%
Kalamazoo Public Schools, MI, GO Unlimited, AD Valorem Property Tax 4.00%, 05/01/33	1,330,000	1,383,511

4.00%, 05/01/34	1,000,000	1,036,299
Saginaw City School District, MI, GO Unlimited, School Improvements, AD Valorem Property Tax, (Qualified School Bond Loan Fund), 4.00%, 05/01/35	1,000,000	1,007,026

TOTAL SCHOOL DISTRICT		$3,426,836

WATER – 0.5%
Detroit Sewage Disposal System, MI, Revenue Bonds, (Second Lien), (Series B), (AGC-ICC FGIC) AGC , 5.50%, 07/01/29	150,000	167,200
Michigan Finance Authority, MI, Current Refunding Revenue Bonds, (Local Government Loan Program), (Series C), 5.00%, 07/01/34	1,450,000	1,543,281

TOTAL WATER		$1,710,481

TOTAL MICHIGAN		$14,591,665

MINNESOTA – 0.7%

HOUSING – 0.7%
Coon Rapids, MN, Multi Family Revenue Bonds, (Galway Place Community Plaza Projects), (Series A), 2.70%, 08/01/35	2,643,923	2,402,218

TOTAL MINNESOTA		$2,402,218

NEBRASKA – 0.7%

HOUSING – 0.7%
Nebraska Investment Finance Authority, NE, Revenue Bonds, (Series E), 3.75%, 09/01/49	2,195,000	2,215,107

TOTAL NEBRASKA		$2,215,107

NEW JERSEY – 5.4%

EDUCATION – 0.4%
New Jersey Economic Development Authority, NJ, Revenue Bonds, School Improvements, (Series DDD), 5.00%, 06/15/33	1,100,000	1,173,490

GENERAL – 3.3%
Garden State Preservation Trust, NJ, Revenue Bonds, (2005 Series A), (AGM), 5.75%, 11/01/28	950,000	1,078,193
New Jersey Economic Development Authority, NJ, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	1,305,000	1,350,583

Description	Par Value	Value
New Jersey Economic Development Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 06/15/24	$225,000	$235,057
New Jersey Sports & Exposition Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 09/01/24	1,685,000	1,767,037
New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System) 5.00%, 12/15/28	2,135,000	2,340,281

5.00%, 12/15/34	3,000,000	3,216,376
New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Transportation System), 5.00%, 12/15/32	500,000	543,469

TOTAL GENERAL		$10,530,996

HIGHER EDUCATION – 1.3%
Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Rowan University Project), (Series B), 5.00%, 07/01/27	2,000,000	2,129,070
New Jersey Educational Facilities Authority, NJ, Current Refunding Revenue Bonds, (Montclair State University), (Series B), 5.00%, 07/01/30	1,000,000	1,086,467
New Jersey Educational Facilities Authority, NJ, Revenue Bonds, (Series A), (Stevens Institute of Technology), 5.00%, 07/01/31	1,000,000	1,076,062

TOTAL HIGHER EDUCATION		$4,291,599

HOUSING – 0.1%
New Jersey Housing & Mortgage Finance Agency, NJ, Current Refunding Revenue Bonds, (Series A), 3.60%, 11/01/33	400,000	400,071

SCHOOL DISTRICT – 0.3%
Newark Board of Education, NJ, GO Unlimited, AD Valorem Property Tax, (Sustainability Bonds), (BAM) 5.00%, 07/15/28	250,000	279,317
5.00%, 07/15/29	250,000	282,653
5.00%, 07/15/30	250,000	285,589

TOTAL SCHOOL DISTRICT		$847,559

TOTAL NEW JERSEY		$17,243,715

NEW YORK – 5.2%

GENERAL – 1.0%
New York City Transitional Finance Authority Building Aid Revenue, NY, Advance Refunding Revenue Bonds, Ad Valorem Property Tax (Series S), (State Aid Withholding), 5.00%, 07/15/33	3,000,000	3,281,826

GENERAL OBLIGATIONS – 0.5%
New York City, NY, GO Unlimited, (Series A), 4.00%, 08/01/37	1,500,000	1,514,867

HIGHER EDUCATION – 0.7%
New York State Dormitory Authority, NY, Refunding Revenue Bonds, (Series C), (NATL), 5.25%, 07/01/30	1,040,000	1,158,443

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	26

Description	Par Value	Value

Tompkins County Development Corp., NY, Current Refunding Revenue Bonds, (Ithaca College Project), 5.00%, 07/01/30	$990,000	$1,087,498

TOTAL HIGHER EDUCATION		$2,245,941

HOUSING – 0.5%
Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), (UBF Faculty-Student Housing Corp.), (AGM), 5.00%, 10/01/32	1,660,000	1,829,901

MEDICAL – 0.0%**
New York State Dormitory Authority, NY, Revenue Bonds, (Memorial Sloan-Kettering Cancer Center), (NATL), 5.50%, 07/01/23	35,000	35,794

TRANSPORTATION – 2.5%
New York State Thruway Authority, NY, Refunding Revenue Bonds, Highway Revenue Tolls, (Series K), 5.00%, 01/01/30	3,000,000	3,164,473
Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (207th Series) 4.00%, 03/15/30	1,000,000	1,023,159
5.00%, 09/15/31	2,500,000	2,736,561
Port Authority of New York & New Jersey, NY, Revenue Bonds, (85th Series), 5.38%, 03/01/28	945,000	1,027,947

TOTAL TRANSPORTATION		$7,952,140

TOTAL NEW YORK		$16,860,469

NORTH CAROLINA – 1.9%

POWER – 1.5%
North Carolina Municipal Power Agency No. 1, NC, Current Refunding Revenue Bonds, (Series A), 5.00%, 01/01/32	4,250,000	4,807,643

TRANSPORTATION – 0.4%
North Carolina Turnpike Authority, NC, Current Refunding Revenue Bonds, (Senior Lien), (AGM), 5.00%, 01/01/32	1,250,000	1,408,341

TOTAL NORTH CAROLINA		$6,215,984

OHIO – 3.3%

HIGHER EDUCATION – 0.3%
Ohio Higher Educational Facility Commission, OH, Current Refunding Revenue Bonds, University & College Improvements, (University of Dayton 2020), 5.00%, 02/01/34	1,000,000	1,105,812

MEDICAL – 1.5%
Montgomery County, OH, Current Refunding Revenue Bonds, (Premier Health Partners Obligated Group), 5.00%, 11/15/28	3,035,000	3,385,934
Montgomery County, OH, Hospital Improvement Revenue Bonds, (Unrefunded - Catholic Health Initiatives), Prerefunded/ETM, 5.25%, 05/01/29	10,000	10,403
State of Ohio, OH, Refunding Revenue Bonds, (Cleveland Clinic Health System Obligated Group), 4.00%, 01/01/34	1,250,000	1,265,760

TOTAL MEDICAL		$4,662,097

Description	Par Value	Value

POWER – 1.1%
American Municipal Power, Inc., OH, Current Refunding Revenue Bonds, (Prairie State Energy Campus Project), (Series A), 5.00%, 02/15/32	$3,000,000	$3,402,832

TRANSPORTATION – 0.4%
Ohio Turnpike & Infrastructure Commission, OH, Refunding Revenue Bonds, (Series A), (NATL), 5.50%, 02/15/24	1,355,000	1,410,002

TOTAL OHIO		$10,580,743

OREGON – 0.4%

GENERAL OBLIGATIONS – 0.4%
Lane Community College, OR, GO Unlimited, AD Valorem Property Tax, (Series A), (SCH BD GTY), 5.00%, 06/15/30	1,000,000	1,162,507

TOTAL OREGON		$1,162,507

PENNSYLVANIA – 8.5%

AIRPORT – 1.0%
Allegheny County Airport Authority, PA, Revenue Bonds, (Series A), 5.00%, 01/01/28	1,500,000	1,627,399
Philadelphia Airport, PA, Refunding Revenue Bonds, (Series B), 5.00%, 07/01/30	1,500,000	1,602,850

TOTAL AIRPORT		$3,230,249

DEVELOPMENT – 0.9%
Pennsylvania Economic Development Financing Authority, PA, Revenue Bonds, (Waste Management Inc., Project), 1.75%, 08/01/38	3,000,000	2,898,881

GENERAL OBLIGATIONS – 0.2%
Commonwealth of Pennsylvania, PA, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series 1), 5.00%, 01/01/27	660,000	727,947

HIGHER EDUCATION – 1.6%
Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,082,137
Montgomery County Higher Education and Health Authority, PA, Current Refunding Revenue Bonds, (AICUP Financing Program) , 5.00%, 05/01/35	1,130,000	1,162,547
Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Ursinus College Project), (Series A) 5.00%, 11/01/25	700,000	729,808
5.00%, 11/01/26	350,000	367,227
5.00%, 11/01/27	600,000	633,071
5.00%, 11/01/28	1,100,000	1,161,519

TOTAL HIGHER EDUCATION		$5,136,309

MEDICAL – 1.3%
Hospitals & Higher Education Facilities Authority of Philadelphia, PA, Current Refunding Revenue Bonds, (AGM), 5.00%, 07/01/35	2,500,000	2,777,719

ANNUAL REPORT / April 30, 2022

27	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Pottsville Hospital Authority, PA, Current Refunding Revenue Bonds, (Schuylkill Health System Project), Prerefunded/ETM, 6.50%, 07/01/28	$1,260,000	$1,356,818

TOTAL MEDICAL		$4,134,537

TOBACCO SETTLEMENT – 0.3%
Commonwealth Financing Authority, PA, Revenue Bonds, (Tobacco Master Settlement Payment), 5.00%, 06/01/34	1,000,000	1,080,964

TRANSPORTATION – 0.7%
Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,215,552

UTILITIES – 0.4%
Philadelphia Gas Works Co., PA, Revenue Bonds, Natural Gas Utility Improvements, (1998 General Ordinance), (15th Series), 5.00%, 08/01/26	1,100,000	1,195,033

WATER – 2.1%
Philadelphia Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	5,655,000	6,252,188
Pittsburgh Water & Sewer Authority, PA, Current Refunding Revenue Bonds, (Sub-Series B), (AGM), 5.00%, 09/01/33	340,000	396,246

TOTAL WATER		$6,648,434

TOTAL PENNSYLVANIA		$27,267,906

RHODE ISLAND – 0.4%

STUDENT LOAN – 0.4%
Rhode Island Student Loan Authority, RI, Revenue Bonds, (Series A), 5.00%, 12/01/23	1,200,000	1,246,339

TOTAL RHODE ISLAND		$1,246,339

SOUTH CAROLINA – 1.6%

HOUSING – 0.3%
South Carolina State Housing Finance & Development Authority, SC, Revenue Bonds, (Series B-2), 4.00%, 07/01/43	840,000	850,584

TOBACCO SETTLEMENT – 1.3%
Tobacco Settlement Revenue Management Authority, SC, Revenue Bonds, (Series B), Prerefunded/ETM, 6.38%, 05/15/30	3,560,000	4,339,212

TOTAL SOUTH CAROLINA		$5,189,796

SOUTH DAKOTA – 0.5%

HOUSING – 0.5%
South Dakota Housing Development Authority, SD, Single Family Refunding Revenue Bonds, (Series A), 3.75%, 11/01/50	1,710,000	1,732,237

TOTAL SOUTH DAKOTA		$1,732,237

Description	Par Value	Value

TENNESSEE – 0.4%

AIRPORT – 0.4%
Memphis-Shelby County Airport Authority, TN, Revenue Bonds, (Series A), 5.00%, 07/01/32	$1,100,000	$1,206,663

TOTAL TENNESSEE		$1,206,663

TEXAS – 9.7%

AIRPORT – 0.3%
Dallas Fort Worth International Airport, TX, Current Refunding Revenue Bonds, (Series A), 4.00%, 11/01/35	1,000,000	1,015,538

EDUCATION – 1.0%
Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools) 5.00%, 08/15/27	1,000,000	1,101,654
5.00%, 08/15/29	1,000,000	1,131,718
5.00%, 08/15/31	835,000	893,534

TOTAL EDUCATION		$3,126,906

GENERAL – 0.7%
Dallas TX Hotel Occupancy Tax Revenue, TX, Current Refunding Revenue Bonds, Hotel Occupancy Tax 4.00%, 08/15/31	1,000,000	1,037,152
4.00%, 08/15/32	1,000,000	1,034,305

TOTAL GENERAL		$2,071,457

GENERAL OBLIGATIONS – 2.8%
Martin County Hospital District, TX, GO Limited, Current Refunding, AD Valorem Property Tax 4.00%, 04/01/23	100,000	101,542
4.00%, 04/01/24	100,000	102,270
4.00%, 04/01/25	100,000	102,898
4.00%, 04/01/26	100,000	103,336
4.00%, 04/01/27	100,000	103,464
4.00%, 04/01/28	535,000	552,613
4.00%, 04/01/29	100,000	103,013
4.00%, 04/01/30	100,000	102,447
4.00%, 04/01/31	350,000	357,574
4.00%, 04/01/32	100,000	101,820
4.00%, 04/01/33	100,000	101,673
4.00%, 04/01/34	100,000	101,659
4.00%, 04/01/35	100,000	101,455
4.00%, 04/01/36	380,000	385,119
State of Texas, TX, GO Unlimited, (Series A), 4.50%, 08/01/29	2,125,000	2,355,398
State of Texas, TX, GO Unlimited, Current Refunding, (Series B), 5.00%, 08/01/29	3,735,000	4,261,477

TOTAL GENERAL OBLIGATIONS		$9,037,758

MEDICAL – 0.5%
Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Christus Health), (Series B), 5.00%, 07/01/32	1,465,000	1,606,396

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	28

Description	Par Value	Value

SCHOOL DISTRICT – 1.8%
Beaumont Independent School District, TX, GO Unlimited, Current Refunding, AD Valorem Property Tax, 4.00%, 02/15/31	$1,000,000	$1,045,377
Judson Independent School District, TX, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), 4.00%, 02/01/33	1,525,000	1,580,745
Lewisville Independent School District, TX, GO Unlimited, AD Valorem Property Tax, 4.00%, 08/15/34	3,000,000	3,194,315

TOTAL SCHOOL DISTRICT		$5,820,437

TRANSPORTATION – 1.2%
Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Senior Lien), 5.00%, 01/01/33	1,470,000	1,585,003
Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Series F), 5.00%, 01/01/25	1,000,000	1,035,671
Central Texas Turnpike System, TX, Revenue Bonds, (Series C), 5.00%, 08/15/32	1,225,000	1,266,738

TOTAL TRANSPORTATION		$3,887,412

UTILITIES – 1.4%
Austin, TX, Refunding Revenue Bonds, (BHAC-CR NATL-RE), 5.25%, 05/15/25	4,315,000	4,483,148

TOTAL TEXAS		$31,049,052

UTAH – 4.3%

AIRPORT – 1.8%
Salt Lake City, UT, Revenue Bonds, (Series A) 5.00%, 07/01/32	3,000,000	3,221,601
5.00%, 07/01/33	2,500,000	2,680,420

TOTAL AIRPORT		$5,902,021

MEDICAL – 2.5%
Salt Lake County, UT, Revenue Bonds, (IHC Health Services), (AMBAC), Prerefunded/ETM 5.40%, 02/15/28	2,500,000	2,671,129
5.13%, 02/15/33	4,990,000	5,296,583

TOTAL MEDICAL		$7,967,712

TOTAL UTAH		$13,869,733

WASHINGTON – 3.9%

GENERAL – 1.9%
Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (NATL), 4.75%, 02/01/28	5,955,000	6,231,346

Description	Par Value	Value

MEDICAL – 0.6%
Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, (Overlake Hospital Medical Center), 5.00%, 07/01/33	$1,750,000	$1,913,816

SCHOOL DISTRICT – 1.0%
Clark County School District No. 114 Evergreen, WA, GO Unlimited, AD Valorem Property Tax, (SCH BD GTY), 4.00%, 12/01/33	3,000,000	3,214,144

WATER – 0.4%
King County, Sewer, WA, Advance Refunding Revenue Bonds, 5.00%, 07/01/32	1,100,000	1,215,537

TOTAL WASHINGTON		$12,574,843

WISCONSIN – 0.3%

MEDICAL – 0.3%
Public Finance Authority, WI, Revenue Bonds, (The Obligated Group of National Senior Communities, Inc.) 4.00%, 01/01/32	500,000	510,032
4.00%, 01/01/33	500,000	508,344

TOTAL WISCONSIN		$1,018,376

TOTAL MUNICIPAL BONDS
(Cost $331,357,938)		$312,497,963

	Number of Shares

MONEY MARKET FUND – 1.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%^	5,255,428	5,255,428

TOTAL MONEY MARKET FUND
(Cost $5,255,428)		$5,255,428

TOTAL INVESTMENTS – 98.8%
(Cost $336,613,366)		$317,753,391

OTHER ASSETS LESS LIABILITIES – 1.2%		3,895,713

TOTAL NET ASSETS – 100.0%		$321,649,104

ANNUAL REPORT / April 30, 2022

29	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$312,497,963	$—	$312,497,963

Money Market Fund	5,255,428	—	—	5,255,428

Total	$5,255,428	$312,497,963	$—	$317,753,391

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their descriptions.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual Assurance Company

BHAC	Berkshire Hathaway Assurance Corporation

CR	Custodial Receipts

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

ICC	Insured Custody Certificates

IDA	Industrial Development Authority/Agency

LLC	Limited Liability Corporation

NATL	National Public Finance Guarantee Corporation

RE	Reinsurance

SCH BD GTY	School Bond Guaranty

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

30

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

Percentage of
Total Net Assets
Higher Education	19.2%
Housing	14.4%
Dedicated Tax	13.9%
General Obligations	10.3%
Medical	8.2%
Transportation	5.3%
Power	5.1%
Education	4.6%
Airport	4.0%
Water	3.2%
General	3.1%
Lease	2.9%
Development	2.3%
Facilities	0.1%
Cash Equivalents(1)	2.3%
Other Assets and Liabilities – Net(2)	1.1%

TOTAL	100.0%

Percentage of
Credit Quality Diversification(3)	Total Net Assets
AAA / Aaa	0.2%
AA / Aa	45.3%
A / A	33.3%
BBB / Baa	17.8%
Not Rated	2.3%
Other Assets and Liabilities – Net(2)	1.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Par Value	Value

MUNICIPAL BONDS – 96.6%

NEW YORK – 96.6%

AIRPORT – 4.0%

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	$1,000,000	$1,100,196

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (207th Series), 5.00%, 09/15/23	1,000,000	1,036,605

TOTAL AIRPORT		$2,136,801

DEDICATED TAX – 13.9%

Hudson Yards Infrastructure Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 02/15/33	1,175,000	1,286,924

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series A-1), 5.00%, 05/01/34	1,300,000	1,403,237

Description	Par Value	Value

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series C-1), 5.00%, 11/01/25	$500,000	$540,882

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 03/15/32	2,000,000	2,171,759

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), 4.00%, 03/15/37	1,000,000	1,012,692

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (Series D), 5.00%, 02/15/27	945,000	1,033,249

TOTAL DEDICATED TAX		$7,448,743

DEVELOPMENT – 2.3%

New York Liberty Development Corp., NY, Refunding Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	1,095,000	1,244,138

ANNUAL REPORT / April 30, 2022

31	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

EDUCATION – 4.6%

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (Brooklyn Law School), (Series A), 5.00%, 07/01/33	$1,200,000	$1,313,943

New York State Dormitory Authority, NY, Refunding Revenue Bonds, School Districts Financing Program, School Improvements, (Series A), (AGM), 5.00%, 10/01/29	1,000,000	1,124,972

TOTAL EDUCATION		$2,438,915

FACILITIES – 0.1%

United Nations Development Corp., NY, Revenue Bonds, Public Improvements, Prerefunded/ETM, 5.90%, 05/01/23	80,000	81,637

GENERAL – 3.1%

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, (Lincoln Center For Performing Arts), (Series A), 4.00%, 12/01/34	1,600,000	1,662,600

GENERAL OBLIGATIONS – 10.3%

Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series B), (BAM-TCRS), 5.00%, 04/01/32	415,000	454,593

Nassau County, NY, GO, General Improvements, AD Valorem Property Tax, (Series C), (BAM-TCRS), 5.00%, 10/01/31	545,000	603,080

Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series C), (BAM-TCRS), 5.00%, 04/01/26	1,000,000	1,084,515

New York City, NY, GO Unlimited, Current Refunding, (Series A-1), 5.00%, 08/01/31	1,000,000	1,139,360

Yonkers, NY, GO, Refunding Notes, AD Valorem Property Tax, (Series A), (BAM) 5.00%, 05/01/26	1,000,000	1,081,375

5.00%, 05/01/30	1,000,000	1,122,248

TOTAL GENERAL OBLIGATIONS		$5,485,171

HIGHER EDUCATION – 19.2%

Albany Capital Resource Corp., NY, Refunding Revenue Bonds, (Albany Law School of Union University Project), (Series A)

4.00%, 07/01/23	725,000	734,368

4.00%, 07/01/25	865,000	882,590

4.00%, 07/01/26	800,000	816,887

5.00%, 07/01/29	1,195,000	1,275,499

Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, (The Culinary Institute of America), 5.00%, 07/01/32	1,040,000	1,115,635

Hempstead Town Local Development Corp., NY, Revenue Bonds, University & College Improvements, (Hofstra University Project), (Series A), 5.00%, 07/01/33	725,000	818,102

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, (The Juilliard School), (Series A), 5.00%, 01/01/33	1,025,000	1,165,448

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), (NATL), 5.75%, 07/01/27	2,395,000	2,586,742

Description	Par Value	Value

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (St. John’s University), (Series A) , 5.00%, 07/01/30	$800,000	$871,393

TOTAL HIGHER EDUCATION		$10,266,664

HOUSING – 14.4%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (UBF Facility Student Housing Corp.), (AGM), (Series A), 5.00%, 10/01/31	1,000,000	1,103,403

New York City, NY, Housing Development Corp., Revenue Bonds, (Series C-1A), 3.50%, 11/01/33	1,890,000	1,855,495

New York City, NY, Housing Development Corp., Revenue Bonds, (Sustainable Neighborhood Bonds), (Series B-1A) 2.45%, 05/01/31	500,000	462,503

3.10%, 11/01/34	890,000	839,795

New York State Mortgage Agency, NY, Current Refunding Revenue Bonds, (221th Series), 3.50%, 10/01/32	1,620,000	1,620,229

New York State Mortgage Agency, NY, Single Family Revenue Bonds, (223th Series), 3.50%, 04/01/49	900,000	905,658

New York State Mortgage Agency, NY, Single Family Revenue Bonds, (226th Series), 3.50%, 10/01/50	890,000	889,986

TOTAL HOUSING		$7,677,069

LEASE – 2.9%

Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, School Improvements, (Series B), (State Aid Withholding), 5.00%, 05/01/32	1,435,000	1,560,827

MEDICAL – 8.2%

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (Montefiore Obligated Group), (Series A), 5.00%, 09/01/29	1,000,000	1,063,699

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (North Shore-Long Island Jewish Obligated Group), (Series A), 5.00%, 05/01/24	1,160,000	1,212,017

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (NYU Hospitals Center), 5.00%, 07/01/27	2,000,000	2,101,973

TOTAL MEDICAL		$4,377,689

POWER – 5.1%

Long Island Power Authority, NY, Electric, Lightand Power Improvements, Revenue Bonds, (Series A)

5.00%, 09/01/33	700,000	795,674

5.00%, 09/01/34	750,000	850,112

Long Island Power Authority, NY, Electric, Lightand Power Improvements, Revenue Bonds, (Series B), 5.00%, 09/01/25	1,000,000	1,082,218

TOTAL POWER		$2,728,004

TRANSPORTATION – 5.3%

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/24	1,000,000	1,053,678

April 30, 2022 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (continued)	32

Description	Par Value	Value

New York State Thruway Authority, NY, Refunding Revenue Bonds, Highway Revenue Tolls, (Series K)

5.00%, 01/01/29	$105,000	$110,839

5.00%, 01/01/30	700,000	738,377

Triborough Bridge & Tunnel Authority, NY, Advance Refunding Revenue Bonds, Highway Revenue Tools, (Series A), 5.00%, 11/15/26	650,000	711,627

Triborough Bridge & Tunnel Authority, NY, Current Refunding Revenue Bonds, Highway Revenue Tools, (Series B), 5.00%, 11/15/29	200,000	203,326

TOTAL TRANSPORTATION		$2,817,847

WATER – 3.2%

Buffalo Sewer Authority, NY, Sewer Improvements, Revenue Green Bonds, (BAM)

5.00%, 06/15/30	150,000	170,125

5.00%, 06/15/31	165,000	186,764

5.00%, 06/15/32	150,000	169,615

5.00%, 06/15/33	150,000	169,252

4.00%, 06/15/34	155,000	162,015

New York City Municipal Water Finance Authority, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series EE), 5.00%, 06/15/31	750,000	870,182

TOTAL WATER		$1,727,953

TOTAL NEW YORK		$51,654,058

TOTAL MUNICIPAL BONDS
(Cost $54,555,297)		$51,654,058

Description	Number of Shares	Value

MONEY MARKET FUND – 2.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%^	1,253,622	$1,253,622

TOTAL MONEY MARKET FUND
(Cost $1,253,622)		$1,253,622

TOTAL INVESTMENTS – 98.9%
(Cost $55,808,919)		$52,907,680
OTHER ASSETS LESS LIABILITIES – 1.1%		578,475

TOTAL NET ASSETS – 100.0%		$53,486,155

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$51,654,058	$—	$51,654,058

Money Market Fund	1,253,622	—	—	1,253,622

Total	$1,253,622	$51,654,058	$—	$52,907,680

^	7-Day net yield.

ANNUAL REPORT / April 30, 2022

33	PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (concluded)

  The following acronyms are used throughout this Portfolio of Investments:

AGM	Assured Guaranty Municipal

BAM	Build America Mutual Assurance Company

ETM	Escrowed to Maturity

GO	General Obligation

IDA	Industrial Development Authority/Agency

NATL	National Public Finance Guarantee Corporation

TCRS	Tax Credit Reporting Service

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	34

April 30, 2022	Wilmington Broad Market Bond Fund		Wilmington Municipal Bond Fund		Wilmington New York Municipal Bond Fund

ASSETS:
Investments, at identified cost	$636,625,140		$336,613,366		$55,808,919

Investments in securities, at value	$600,632,621	(a)	$317,753,391		$52,907,680
Cash	146,880		—		—
Income receivable	3,299,327		4,154,456		676,638
Foreign tax reclaim receivable	2,485		—		—
Receivable for shares sold	710,537		354,369		—
Receivable for investments sold	3,536,663		—		—
Prepaid assets	33,392		28,932		18,339

TOTAL ASSETS	608,361,905		322,291,148		53,602,657

LIABILITIES:
Collateral for securities on loan	26,617,493		—		—
Due to custodian	—		1,808		2,381
Payable for investments purchased	7,225,111		—		—
Income distribution payable	535,119		374,763		20,868
Payable for shares redeemed	100,782		53,350		2,577
Payable for Trustees’ fees	7,587		7,587		7,587
Payable for administration fees	14,819		8,532		1,405
Payable for distribution services fees	563		3,762		1,150
Payable for shareholder services fees	225		—		—
Payable for investment advisory fees	191,088		101,739		4,483
Other accrued expenses	152,852		90,503		76,051

TOTAL LIABILITIES	34,845,639		642,044		116,502

NET ASSETS	$573,516,266		$321,649,104		$53,486,155

NET ASSETS CONSIST OF:
Paid-in capital	$611,537,395		$342,332,497		$56,396,220
Distributable earnings (loss)	(38,021,129)		(20,683,393)		(2,910,065)

TOTAL NET ASSETS	$573,516,266		$321,649,104		$53,486,155

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$2,691,153		$17,942,301		$5,535,603

Shares outstanding (unlimited shares authorized)	291,433		1,480,356		570,133

Net Asset Value per share	$9.23		$12.12		$9.71

Offering Price per share*	$9.66	**	$12.69	**	$10.17	**

Class I
Net Assets	$570,825,113		$303,706,803		$47,950,552

Shares outstanding (unlimited shares authorized)	62,875,670		25,047,272		4,935,352

Net Asset Value and Offering Price per share	$9.08		$12.13		$9.72

(a)	Including $25,866,716 of securities on loan (Note 2).
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

35	STATEMENTS OF OPERATIONS

	Wilmington Broad Market Bond Fund	Wilmington Municipal Bond Fund	Wilmington
			New York
Year Ended April 30, 2022			Municipal Bond Fund

INVESTMENT INCOME:
Dividends	$245,442	$3,381	$726
Interest	13,218,158	7,667,557	1,290,256
Securities lending income, net	119,196	—	—

TOTAL INVESTMENT INCOME	13,582,796	7,670,938	1,290,982

EXPENSES:
Investment advisory fees	2,759,112	1,595,750	282,572
Administration fees	184,630	106,780	18,906
Portfolio accounting and administration fees	146,615	100,931	33,561
Custodian fees	13,271	5,058	972
Transfer and dividend disbursing agent fees and expenses	64,599	28,704	7,693
Trustees’ fees	57,552	57,654	57,654
Professional fees	108,472	97,748	96,568
Distribution services fee—Class A	6,881	55,159	16,067
Shareholder services fee—Class A	6,881	55,159	16,067
Share registration costs	43,266	37,632	14,953
Printing and postage	12,647	—	5,808
Miscellaneous	67,703	44,590	28,295

TOTAL EXPENSES	3,471,629	2,185,165	579,116
WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(821,382)	(337,252)	(189,056)
Waiver of shareholder services fee—Class A	(4,503)	(55,159)	(16,067)

TOTAL WAIVERS AND REIMBURSEMENTS	(825,885)	(392,411)	(205,123)

Net expenses	2,645,744	1,792,754	373,993

Net investment income	10,937,052	5,878,184	916,989

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,094,694	(1,044,058)	81,896
Net change in unrealized appreciation (depreciation) on investments	(61,777,845)	(33,214,530)	(5,530,467)

Net realized and unrealized gain (loss)	(60,683,151)	(34,258,588)	(5,448,571)

Change in net assets resulting from operations	$(49,746,099)	$(28,380,404)	$(4,531,582)

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	36

	Wilmington		Wilmington
	Broad Market Bond Fund		Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2022	2021	2022	2021

OPERATIONS:
Net investment income	$10,937,052	$10,566,259	$5,878,184	$6,391,089
Net realized gain (loss)	1,094,694	1,034,695	(1,044,058)	645,351
Net change in unrealized appreciation (depreciation)	(61,777,845)	(8,079,861)	(33,214,530)	17,819,225

Change in net assets resulting from operations	(49,746,099)	3,521,093	(28,380,404)	24,855,665

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(48,194)	(57,237)	(372,407)	(375,628)
Class I	(12,665,533)	(13,005,551)	(6,463,700)	(6,015,381)

Total distributions to shareholders	(12,713,727)	(13,062,788)	(6,836,107)	(6,391,009)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	43,283	10,983	335,534	96,944
Class I	91,298,568	161,501,172	73,900,909	91,294,870
Net assets from reorganization (Note 6)
Class A	1,020,482	—	—	—
Class I	25,685,831	—	—	—
Distributions reinvested
Class A	43,603	43,241	298,591	258,476
Class I	6,280,797	6,841,724	1,935,631	1,159,039
Cost of shares redeemed
Class A	(339,962)	(1,023,382)	(4,351,607)	(1,984,181)
Class I	(113,846,417)	(71,108,914)	(77,921,229)	(87,290,779)

Change in net assets resulting from share transactions	10,186,185	96,264,824	(5,802,171)	3,534,369

Change in net assets	(52,273,641)	86,723,129	(41,018,682)	21,999,025
NET ASSETS:
Beginning of year	625,789,907	539,066,778	362,667,786	340,668,761

End of year	$573,516,266	$625,789,907	$321,649,104	$362,667,786

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	4,460	1,045	25,879	7,247
Class I	9,280,136	15,668,630	5,658,585	6,855,359
Shares issued from reorganization (Note 6)
Class A	98,320	—	—	—
Class I	2,517,137	—	—	—
Distributions reinvested
Class A	4,344	4,124	22,739	19,390
Class I	634,376	664,400	146,902	86,913
Shares redeemed
Class A	(33,543)	(99,320)	(336,504)	(148,576)
Class I	(11,408,912)	(6,930,181)	(6,019,751)	(6,552,931)

Net change resulting from share transactions	1,096,318	9,308,698	(502,150)	267,402

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

37	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2022	Year Ended April 30, 2021

OPERATIONS:
Net investment income	$916,989	$987,740
Net realized gain (loss)	81,896	107,719
Net change in unrealized appreciation (depreciation)	(5,530,467)	3,024,023

Change in net assets resulting from operations	(4,531,582)	4,119,482

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(99,720)	(106,060)
Class I	(1,015,512)	(1,004,854)

Total distributions to shareholders	(1,115,232)	(1,110,914)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	11,200	15,098
Class I	7,521,728	15,938,527
Distributions reinvested
Class A	78,300	72,107
Class I	736,158	677,063
Cost of shares redeemed
Class A	(766,220)	(894,498)
Class I	(15,124,450)	(14,370,924)

Change in net assets resulting from share transactions	(7,543,284)	1,437,373

Change in net assets	(13,190,098)	4,445,941

NET ASSETS:
Beginning of year	66,676,253	62,230,312

End of year	$53,486,155	$66,676,253

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,065	1,425
Class I	716,412	1,500,629
Distributions reinvested
Class A	7,479	6,798
Class I	70,145	63,777
Shares redeemed
Class A	(73,456)	(84,348)
Class I	(1,449,178)	(1,354,690)

Net change resulting from share transactions	(727,533)	133,591

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	38

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS A
Net Asset Value, Beginning of Year	$10.25	$10.39	$ 9.71	$ 9.51	$ 9.78
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.15	0.21	0.21	0.18
Net Realized and Unrealized Gain (Loss)	(0.99)	(0.10)	0.69	0.21	(0.26)
Total Income (Loss) From Operations	(0.84)	0.05	0.90	0.42	(0.08)
Less Distributions From:
Net Investment Income	(0.18)	(0.18)	(0.22)	(0.22)	(0.19)
Net Realized Gains	—	(0.01)	—	—	—
Total Distributions	(0.18)	(0.19)	(0.22)	(0.22)	(0.19)
Net Asset Value, End of Year	$ 9.23	$10.25	$10.39	$ 9.71	$ 9.51

Total Return(b)	(8.37)%	0.51%	9.35%	4.45%	(0.81)%
Net Assets, End of Year (000’s)	$2,691	$2,234	$3,242	$3,501	$4,074
Ratios to Average Net Assets
Gross Expense(c)	1.06%	1.06%	1.07%	1.08%	1.09%
Net Expense(c),(d)	0.77%	0.81%	0.83%	0.83%	0.87%
Net Investment Income	1.45%	1.46%	2.06%	2.18%	1.82%
Portfolio Turnover Rate	26%	34%	46%	36%	34%

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS I
Net Asset Value, Beginning of Year	$ 10.08	$ 10.22	$ 9.55	$ 9.35	$ 9.62
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.18	0.24	0.24	0.21
Net Realized and Unrealized Gain (Loss)	(0.97)	(0.09)	0.68	0.21	(0.26)
Total Income (Loss) From Operations	(0.79)	0.09	0.92	0.45	(0.05)
Less Distributions From:
Net Investment Income	(0.21)	(0.22)	(0.25)	(0.25)	(0.22)
Net Realized Gains	—	(0.01)	—	—	—
Total Distributions	(0.21)	(0.23)	(0.25)	(0.25)	(0.22)
Net Asset Value, End of Year	$ 9.08	$ 10.08	$ 10.22	$ 9.55	$ 9.35
	0.83%	9.74%	4.84%	(0.52)%	0.54%
Total Return(b)	(8.02)%	0.83%	9.74%	4.84%	(0.52)%
Net Assets, End of Year (000’s)	$570,825	$623,556	$535,825	$544,092	$506,940
Ratios to Average Net Assets
Gross Expense(c)	0.56%	0.75%	0.82%	0.83%	0.84%
Net Expense(c),(d)	0.43%	0.47%	0.49%	0.49%	0.53%
Net Investment Income	1.79%	1.79%	2.40%	2.52%	2.18%
Portfolio Turnover Rate	26%	34%	46%	36%	34%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

39	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS A
Net Asset Value, Beginning of Year	$13.41	$12.72	$13.22	$12.78	$13.14
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.20	0.25	0.26	0.22
Net Realized and Unrealized Gain (Loss)	(1.25)	0.70	(0.28)	0.44	(0.26)
Total Income (Loss) From Operations	(1.06)	0.90	(0.03)	0.70	(0.04)
Less Distributions From:
Net Investment Income	(0.19)	(0.21)	(0.25)	(0.26)	(0.22)
Net Realized Gains	(0.04)	—	(0.22)	—	(0.10)
Total Distributions	(0.23)	(0.21)	(0.47)	(0.26)	(0.32)
Net Asset Value, End of Year	$12.12	$13.41	$12.72	$13.22	$12.78

Total Return(b)	(8.08)%	7.05%	(0.36)%	5.52%	(0.29)%
Net Assets, End of Year (000’s)	$17,942	$23,716	$24,052	$29,050	$29,109
Ratios to Average Net Assets
Gross Expense(c)	1.08%	1.10%	1.09%	1.10%	1.10%
Net Expense(c),(d)	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	1.42%	1.53%	1.90%	1.99%	1.70%
Portfolio Turnover Rate	23%	24%	81%	83%	79%

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS I
Net Asset Value, Beginning of Year	$ 13.42	$ 12.73	$ 13.23	$ 12.79	$ 13.15
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.24	0.29	0.29	0.26
Net Realized and Unrealized Gain (Loss)	(1.25)	0.69	(0.28)	0.44	(0.26)
Total Income (Loss) From Operations	(1.03)	0.93	0.01	0.73	0.00(e)
Less Distributions From:
Net Investment Income	(0.22)	(0.24)	(0.29)	(0.29)	(0.26)
Net Realized Gains	(0.04)	—	(0.22)	—	(0.10)
Total Distributions	(0.26)	(0.24)	(0.51)	(0.29)	(0.36)
Net Asset Value, End of Year	$ 12.13	$ 13.42	$ 12.73	$ 13.23	$ 12.79

Total Return(b)	(7.83)%	7.32%	(0.10)%	5.78%	(0.03)%
Net Assets, End of Year (000’s)	$303,707	$338,952	$316,617	$260,800	$259,934
Ratios to Average Net Assets
Gross Expense(c)	0.59%	0.79%	0.84%	0.85%	0.85%
Net Expense(c),(d)	0.49%	0.49%	0.49%	0.49%	0.49%
Net Investment Income	1.67%	1.78%	2.14%	2.24%	1.95%
Portfolio Turnover Rate	23%	24%	81%	83%	79%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(e)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	40

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS A
Net Asset Value, Beginning of Year	$10.69	$10.20	$10.43	$10.18	$10.56
Income (Loss) From Operations:
Net Investment Income(a)	0.13	0.14	0.15	0.15	0.15
Net Realized and Unrealized Gain (Loss)	(0.95)	0.51	(0.16)	0.36	(0.22)
Total Income (Loss) From Operations	(0.82)	0.65	(0.01)	0.51	(0.07)
Less Distributions From:
Net Investment Income	(0.13)	(0.14)	(0.15)	(0.15)	(0.15)
Net Realized Gains	(0.03)	(0.02)	(0.07)	(0.11)	(0.16)
Total Distributions	(0.16)	(0.16)	(0.22)	(0.26)	(0.31)
Net Asset Value, End of Year	$ 9.71	$10.69	$10.20	$10.43	$10.18

Total Return(b)	(7.74)%	6.38%	(0.12)%	5.16%	(0.75)%
Net Assets, End of Year (000’s)	$5,536	$6,789	$7,251	$8,630	$14,863
Ratios to Average Net Assets
Gross Expense(c)	1.37%	1.34%	1.34%	1.33%	1.28%
Net Expense(c),(d)	0.82%	0.82%	0.82%	0.83%	0.84%
Net Investment Income	1.24%	1.31%	1.43%	1.50%	1.43%
Portfolio Turnover Rate	7%	14%	60%	45%	64%

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
CLASS I
Net Asset Value, Beginning of Year	$ 10.70	$ 10.20	$ 10.43	$ 10.19	$ 10.57
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.16	0.18	0.18	0.18
Net Realized and Unrealized Gain (Loss)	(0.95)	0.53	(0.16)	0.35	(0.22)
Total Income (Loss) From Operations	(0.79)	0.69	0.02	0.53	(0.04)
Less Distributions From:
Net Investment Income	(0.16)	(0.17)	(0.18)	(0.18)	(0.18)
Net Realized Gains	(0.03)	(0.02)	(0.07)	(0.11)	(0.16)
Total Distributions	(0.19)	(0.19)	(0.25)	(0.29)	(0.34)
Net Asset Value, End of Year	$ 9.72	$ 10.70	$ 10.20	$ 10.43	$ 10.19

Total Return(b)	(7.50)%	6.74%	0.13%	5.32%	(0.50)%
Net Assets, End of Year (000’s)	$47,950	$59,887	$54,979	$53,379	$56,626
Ratios to Average Net Assets
Gross Expense(c)	0.87%	1.03%	1.09%	1.09%	1.03%
Net Expense(c),(d)	0.57%	0.57%	0.57%	0.58%	0.59%
Net Investment Income	1.49%	1.55%	1.68%	1.76%	1.68%
Portfolio Turnover Rate	7%	14%	60%	45%	64%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

41	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2022

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 3 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d)	Diversified

(n)	Non-diversified

The Funds offer Class A and Class I shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities, at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	42

transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2022, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund
Bank of America Securities, Inc.	$5,057,876	$5,057,876	$—	$—
Bank of Montreal	3,199,741	3,199,741	—	—
RBC Dominion Securities, Inc.	5,057,876	5,057,876	—	—

	$13,315,493	$13,315,493	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin

ANNUAL REPORT / April 30, 2022

43	NOTES TO FINANCIAL STATEMENTS (continued)

which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2022, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund	$25,866,716	$25,866,716	$—

(1)

Collateral with a value of $26,617,493 has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the for the year ended April 30, 2022.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to paydown gains (losses) on mortgage-backed securities, premium amortization on callable debt securities and wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2022, there were no such reclassifications.

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

Fund	Ordinary Income*	2022 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2021 Tax Exempt Income	Long-Term Capital Gains

Broad Market Bond Fund	$12,713,727	$ —	$ —	$12,325,968	$ —	$736,820
Municipal Bond Fund	2,730	5,883,155	950,222	43,993	6,347,016	—
New York Municipal Bond Fund	24,890	916,361	173,981	997	986,746	123,171

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Broad Market Bond Fund	$636,633,882	$1,344,710	$(37,345,971)	$(36,001,261)
Municipal Bond Fund	336,629,696	482,633	(19,358,938)	(18,876,305)
New York Municipal Bond Fund	55,808,922	41,939	(2,943,181)	(2,901,242)

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	44

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences*	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Broad Market Bond Fund	$625,987	$ —	$—	$(535,119)	$(36,001,261)	$(2,110,736)	$ —	$(38,021,129)
Municipal Bond Fund	—	363,885	—	(374,763)	(18,876,305)	—	(1,796,210)	(20,683,393)
New York Municipal Bond Fund	—	20,676	—	(20,869)	(2,901,242)	—	(8,630)	(2,910,065)

*	Other timing differences are comprised primarily of dividends payable to Fund shareholders, which for tax reporting purposes are not recognized until paid.

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2022, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

Broad Market Bond Fund	$(2,034,959)	$(75,777)	$(2,110,736)

For the year ended April 30, 2022, the Funds did not utilize any capital loss carryforwards.

Late year loss deferrals represent (1) net specified losses realized between November 1 and April 30 of each year and (2) ordinary losses realized between January 1 and April 30 of each year that the Fund has elected for U.S. federal income tax purposes to treat as occurring on the first day of the following tax year. As of April 30, 2022, late year loss deferrals were as follows:

Fund	Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses

Municipal Bond Fund	$—	$(809,230)	$(986,980)
New York Municipal Bond Fund	—	—	(8,630)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.45%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2022 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations
Fund	Class A	Class I
Broad Market Bond Fund	0.78%	0.43%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.82%	0.57%

ANNUAL REPORT / April 30, 2022

45	NOTES TO FINANCIAL STATEMENTS (continued)

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2022, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2022, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

Broad Market Bond Fund	$ 755
Municipal Bond Fund	15,177
New York Municipal Bond Fund	1,748

Sales Charges – The Funds’ Class A shares bear front-end sales charges.

For the year ended April 30, 2022, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges from Class A

Broad Market Bond Fund	$143
New York Municipal Bond Fund	61

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2022, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fee

Broad Market Bond Fund	$296

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	46

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales

Broad Market Bond Fund	$137,033,403	$146,901,027
Municipal Bond Fund	80,353,823	85,121,471
New York Municipal Bond Fund	3,956,431	8,828,777

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales

Broad Market Bond Fund	$21,079,678	$13,623,526

6.	REORGANIZATION

At a meeting held on June 3, 2021, the Board of Trustees approved a Plan of Reorganization (the “Reorganization”) providing for: (i) the acquisition by the Wilmington Broad Market Bond Fund (the “Acquiring Fund”) of substantially all of the Assets of the Wilmington Intermediate-Term Bond Fund (the “Acquired Fund”), a series of the Trust, in exchange solely for Class A and Class I shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to shareholders of the Acquired Fund holding the corresponding class of shares of the Acquired Fund; and (iv) the liquidation and dissolution of the Acquired Fund. The purpose of the transaction was to combine two funds managed by the Investment Advisor with comparable investment objectives and strategies.

The Reorganization was consummated through a tax-free exchange of shares as of the close of business on August 20, 2021. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at net asset value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost, market value and unrealized appreciation of the investments of the Acquired Fund as of the close of business on August 20, 2021 were $25,615,221, $26,646,484 and $1,031,263, respectively.

The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Conversion Ratio
Class A	$ 1,020,482	105,144	98,320	0.93509
Class I	25,685,831	2,645,223	2,517,137	0.95158

The net assets of the Acquiring Fund before the Reorganization were $613,179,107. The net assets of the Acquiring Fund immediately following the Reorganization were $639,885,420.

ANNUAL REPORT / April 30, 2022

47	NOTES TO FINANCIAL STATEMENTS (continued)

Assuming the Reorganization had been completed on May 1, 2021, the Acquiring Fund’s pro forma results of operations for the fiscal year ended April 30, 2022, would have been as follows:

Net investment income (loss)	$11,112,255
Net realized gain (loss) on investments	1,621,347
Net change in unrealized appreciation (depreciation)	(62,204,094)

Net increase (decrease) in net assets resulting from operations	$(49,470,492)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on August 20, 2021.

7.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in late February 2022, global financial markets experienced and continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and the rising cost of commodities, such as oil and natural gas. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ overall performance. In addition, the global pandemic outbreak of COVID-19 continues to have a substantial impact on market volatility and global business, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are unknown and may exacerbate other types of risks that apply to the Funds and negatively impact the Funds’ performance.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

8.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2022. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 31, 2023.

The Funds did not utilize the LOC during the year ended April 30, 2022.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management has evaluated the impact of applying ASU 2020-04 and concluded that it does not have a material impact on the Funds’ financial statements.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	48

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2022

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (three of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the three years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated June 27, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2022 / ANNUAL REPORT

50

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964	Principal Occupations: Executive Vice President, Wilmington Trust N.A. and Senior Director of Investment Oversight.
TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Previous Positions: Head of Fixed Income, Wilmington Trust Investment Advisors, Inc. (WTIA) (2012 – 2021); Senior Vice President, WTIA (2017 – 2021); Group Vice President, WTIA (2014-2017); Administrative Vice President, WTIA (2012-2014).

William J. Farrell, II*	Principal Occupations: Senior Executive Advisor, Manufactures and Traders Trust Co.

Birth year: 1958	Other Directorships Held Positions: Trustee, Hagley Museum and Library (2018 to present);
TRUSTEE	and Trustee, Grand Opera House (2020 to present).
Began serving: June 2022
Previous Positions: Executive Vice President, Wilmington Trust Company and Wilmington Trust, N.A., Wealth and Institutional Services Division (2012 – 2022).

*

Dominick J. D’Eramo and William J. Farrell, II are “interested” due to their current or prior affiliation with Wilmington Trust, N.A. a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

ANNUAL REPORT / April 30, 2022 (unaudited)

51	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

April 30, 2022 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	52

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Senior Managing Director, Regulatory Advisory Solutions, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice-President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Director and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2022 (unaudited)

53

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 9, 2022, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2021. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2022. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2022 (unaudited) / ANNUAL REPORT

54

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT/ April 30, 2022 (unaudited)

55

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

December 9, 2021

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

April 30, 2022 (unaudited) / ANNUAL REPORT

56

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this policy is December 9, 2021. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL REPORT / April 30, 2022 (unaudited)

WILMINGTON FUNDS

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
9th Floor
Wilmington, DE 19890

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

WT-AR-FI-0422

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

                                             Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

                                             Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2021, through April 30, 2022. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively) have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

It was another historic year headlined by the first land war in Europe since World War II, the highest inflation level in the U.S. in 40 years, and heighted concerns of a recession on the horizon. Countries across the world battled the Delta and Omicron waves of COVID-19 while also transitioning to an endemic phase of the pandemic. The term “transitory inflation” was coined by the Federal Reserve (the “Fed”) to describe the idea of inflation levels being temporarily boosted by the reopening of the economy. Inflation proved to be more than transitory as readings accelerated 8.5% in March and 8.3% in April 2022 (headline Consumer Price Index (“CPI”), year over year). The period was also marked by a tight labor market and The Great Resignation. Workers with large savings voluntarily exited the workforce in droves. Companies countered by bumping wages and benefits to attract and retain workers.

As COVID-19 concerns waned, consumers--flush with cash—began to spend on in-person dining, entertainment, and travel. Although eager to spend, households found goods unavailable or more expensive due to supply-chain issues that ranged from labor shortages to port backlogs. Throughout the year, the overall labor market remained strong as jobless claims fell to pandemic lows and job openings approached record levels. The unemployment rate continued its descent to 5.9% in June and down further to 3.8% in March of 2022. To help curb inflation, the Federal Open Market Committee (FOMC) raised interest rates in March 2022 by 25 basis points1, or 0.25%. The number and size of rate hikes priced into the market increased dramatically between December 2021 and April 2022 as Fed officials pivoted toward a more hawkish stance. In March 2022, the Fed ended its monthly bond purchases and announced a plan, beginning in June 2022, to reduce the size of its $9 trillion balance sheet via maturities of Treasuries and mortgage-backed securities. U.S. real Gross Domestic Product (“GDP”) grew by 5.9% in 2021 but contracted by 1.4% in March 2022 as inventories and net exports dragged on growth.

Economic activity outside the U.S. varied amid waves of the Delta and Omicron variants of COVID-19. The major story of the year, however, was Russia’s invasion into Ukraine in February 2022. The U.S. and EU were quick to condemn the invasion and enacted rounds of sanctions aimed to debilitate the Russian economy. Sanctions attempted to cut Russia out of international trade, apply pressure to its largest companies, and target a host of oligarchs. The eurozone, which remained heavily reliant on Russian energy, searched for alternative suppliers while it continued to import costly Russian energy. The war slowed eurozone industrial production, which fell 1.8% month over month in March 2022. German industrial production was hit particularly hard, declining 3.9% month over month in March. In the face of slowing economic activity and rising inflation, consumer sentiment slumped to near historic levels.

The virus remained a persistent threat for many developing economies, where vaccination campaigns and vaccine quality broadly lagged the developed world. In April 2022, China faced its largest COVID-19 wave yet. Officials in Shanghai locked down the city of around 25 million people. Mobility restrictions persisted as citizens were unable to leave their homes, except for mandatory COVID tests. Roadblocks slowed the arrival of food and supplies into the city. Economic activity in Shanghai and other major cities across China slowed to a crawl, further fraying the fragile supply chain. Officials in China are targeting 2022 GDP growth of 5.5%, which has been undermined by the enforcement of their zero-tolerance COVID-19 policies.

Bond markets

Fixed income performance was weak over the past year as spreads initially compressed and then expanded decisively across taxable and tax-exempt credit. Inflationary concerns and a hawkish Fed led to a surge in the U.S. 10-year Treasury yield in January–April 2022 to as high as 3.1%. A major headline from the year was shape of the yield curve, which inverted briefly in early April of 2022. Historically, all past recessions have been preceded by an inverted yield curve. Price losses rippled throughout the bond market as the fiscal year ended. The Bloomberg Aggregate Index ended the fiscal year with one of the worst quarters on record. Shorter maturity bonds tended to hold up better than long-duration assets. Overall, there were heavy outflows from the bond market due largely to high inflation and increased risks from the war in Ukraine.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

ii

For the 12-month period May 1, 2021 to April 30, 2022, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-7.35%	-8.51%	-10.13%	-7.88%	-5.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

For the first seven months of the fiscal year, U.S. large-cap equities recorded strong performance. The S&P 500 hit a new all-time high in January 2022. Since then, U.S. equities have sold off significantly, dropping 12.9% as volatility escalated. High inflation and concerns around the Fed’s ability to engineer a soft landing led to increasingly bearish sentiment. Growth names, especially the tech heavy NASDAQ-100 and FAANG stocks, were hit particularly hard as higher interest rates put pressure on more highly valued stocks. U.S. small-cap stocks also suffered, given increased sensitivity to economic growth and a lesser ability to pass along higher costs to consumers. Headlines out of Ukraine and China added to the choppy market conditions and have increased the difficulty for the Fed in navigating the economy away from a recession.

Emerging markets fared poorly during the year as many regions struggled with outbreaks of COVID-19 and increased food (mainly wheat and corn) and energy costs. Chinese equities, which comprise 30% of the MSCI Emerging Markets Index, were weighed down due to a mixture of COVID-19 lockdowns, regulatory headwinds, and an unstable housing market. Valuations across emerging markets remain cheap. For international developed equities, energy policy is a key risk, particularly for Europe. The price of Brent Crude reached $128/barrel in early March 2022 and the price of natural gas increased 147% during the year, posing significant headwinds to consumers. In the long term, less globalization, fragile supply chains, and heightened geopolitical tensions could weigh on growth for years to come.

For the 12-month period May 1, 2021 to April 30, 2022, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
0.21%	-16.87%	-8.15%	-18.33%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Uncertainty in the outlook remains high, but our long-term focus and commitment to our clients keeps us grounded. Like a seasoned pilot during heavy turbulence, it is at times of great volatility in particular that our experience in turbulent markets helps us to remain calm. Through markets bull or bear, and economies boom or bust, our economics-led investment process has and will continue to heavily inform our route. To sidestep challenges as well as capitalize on opportunities, we comprehensively analyze monetary and policy developments, myriad other economic forces in motion, potential impacts of the continuing geopolitical turmoil, and how we believe the current trends are likely to unfold. We remain resolute that a deep understanding of and insights into the factors that have brought us to where we are today—as well as both vigilance and patience—will usher us onward and upward.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 13, 2022

April 30, 2022 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the money market funds, and you should not expect that the investment advisor will provide financial support to the money market funds at any time.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.
3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2022 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

The economy continues to rebound from the pandemic; however, inflation has proven to not be “transitory” and has led to the Fed initiating a tightening of monetary policy. Interest rates have responded by moving much higher over the past year.

At this time last year, the Federal Reserve (the “Fed”) expected to maintain the zero-interest rate policy through 2023. The Fed had communicated that they expected the rise in inflation to be “transitory.” Inflation as measured by the Consumer Price Index (“CPI”) has proven to not be short lived. CPI has increased by 8.3% over the past year while the core CPI, which excludes food and energy, has increased by 6.2% over the past year which are the highest inflation readings since the 1980’s! For example, airfares rose by 18% last month on higher jet fuel costs and strong demand to travel given the better news on the pandemic. The unemployment rate has fallen from 6.1% to 3.6%, as the economy created over 6 million jobs over the past fiscal year. Wage growth has been robust as employers have been forced to pay higher earnings to attract workers. Average hourly earnings are up 5.5% over the past year which has fueled strong consumer spending. Economic growth as measured by Gross Domestic Product (“GDP”) has fully rebounded to pre-pandemic levels and increased by 3.6% over the past year.

The Fed raised short-term interest rates by 1⁄2 of 1 percent in early May in response to the high inflation. This was the largest interest rate increase since 2000. The Fed has signaled that they expect to raise rates by an additional 50 basis points at their June and July meetings with the goal of slowing inflation. Interest rates have moved much higher on the expectations for the Fed to continue to tighten monetary policy. The 10-year Treasury yield at fiscal year-end was 2.93%, up 1.28% over the past year. The total return for the 10-year Treasury for the fiscal year was -9.08% given the rise in interest rates. Short-term interest rates also have moved higher over the past year. The 2-year Treasury had a yield of 2.71% on April 30, 2022, its highest yield since 2018, up from 0.16% on April 30, 2021.

Looking forward, the expectation is for the Fed to continue to raise interest rates until inflation moves much lower. The market is anticipating the Fed Funds target to peak at over 3% in 2023. After nearly two years of negligible returns, money market fund investors are poised to benefit from an aggressive Federal Reserve hiking cycle.

The change in key interest rates over the last twelve months is presented below.

	04/30/21	10/31/21	04/30/22

Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.25% - 0.50%

3-Month LIBOR	0.18%	0.14%	1.34%

2-Year Treasury Note	0.16%	0.51%	2.71%

10-Year Treasury Note	1.65%	1.56%	2.93%

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2022:

Wilmington U.S. Government Money Market Fund – Administrative Class	0.02%

Wilmington U.S. Government Money Market Fund – Institutional Class	0.02%

Wilmington U.S. Government Money Market Fund – Select Class	0.02%

Wilmington U.S. Government Money Market Fund – Service Class	0.01%

iMoneyNet, Inc. Government & Agency Institutional Average	0.03%

Lipper U.S. Government Money Market Funds Average	0.03%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.02%

Wilmington U.S. Treasury Money Market Fund – Institutional Class	0.02%

Wilmington U.S. Treasury Money Market Fund – Select Class	0.02%

Wilmington U.S. Treasury Money Market Fund – Service Class	0.01%

iMoneyNet, Inc. Treasury and Repo Institutional Average	0.02%

Lipper U.S. Treasury Money Market Funds Average	0.02%

Source: iMoneyNet, Inc. and Lipper

April 30, 2022 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 1-800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2022, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

London Interbank Offered Rate (LIBOR) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world.

ANNUAL REPORT / April 30, 2022 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 to April 30, 2022.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2022.

	Beginning Account Value 11/01/21	Ending Account Value 4/30/22	Expenses Paid During Period(1)	Annualized Net Expense Ratio

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.18	$0.60	0.12%

Institutional Class	$1,000.00	$1,000.18	$0.60	0.12%

Select Class	$1,000.00	$1,000.18	$0.60	0.12%

Service Class	$1,000.00	$1,000.08	$0.64	0.13%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.20	$0.60	0.12%

Institutional Class	$1,000.00	$1,024.20	$0.60	0.12%

Select Class	$1,000.00	$1,024.20	$0.60	0.12%

Service Class	$1,000.00	$1,024.15	$0.65	0.13%

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.18	$0.55	0.11%

Institutional Class	$1,000.00	$1,000.18	$0.64	0.13%

Select Class	$1,000.00	$1,000.18	$0.64	0.13%

Service Class	$1,000.00	$1,000.08	$0.74	0.15%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.25	$0.55	0.11%

Institutional Class	$1,000.00	$1,024.15	$0.65	0.13%

Select Class	$1,000.00	$1,024.15	$0.65	0.13%

Service Class	$1,000.00	$1,024.05	$0.75	0.15%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2022 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

	Percentage of Total Net Assets

U.S. Treasury Obligations	46.2%

Repurchase Agreements	36.7%

U.S. Government Agency Obligations	14.3%

Money Market Funds	2.8%

Other Assets and Liabilities - Net(1)	(0.0	)%(2)

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 14.3%

FEDERAL FARM CREDIT BANK (FFCB) – 1.1%

(SOFR + 0.20%), 0.48%, 06/23/22Δ	$40,000,000	$40,000,000

(SOFR + 0.06%), 0.34%, 10/21/22Δ	10,000,000	10,000,000

(SOFR + 0.06%), 0.34%, 01/20/23Δ	9,000,000	9,000,000

(SOFR + 0.05%), 0.33%, 03/01/24Δ	8,000,000	8,000,000

(SOFR + 0.05%), 0.33%, 04/12/24Δ	15,000,000	15,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$82,000,000

FEDERAL FARM CREDIT DISCOUNT NOTES – 0.3%

0.09%, 09/14/22‡	20,000,000	19,993,200

FEDERAL HOME LOAN BANK (FHLB) – 11.5%

0.40%, 05/13/22‡	155,000,000	154,979,483

0.42%, 05/18/22‡	100,000,000	99,980,403

0.40%, 05/20/22‡	125,000,000	124,973,611

0.37%, 05/26/22‡	50,000,000	49,987,153

(SOFR + 0.01%), 0.29, 08/02/22Δ	100,000,000	100,000,000

(SOFR + 0.01%), 0.23, 08/04/22Δ	50,000,000	50,000,000

(SOFR + 0.01%), 0.26, 08/11/22Δ	75,000,000	75,000,000

(SOFR + 0.01%), 0.21, 08/22/22Δ	50,000,000	50,000,000

(SOFR + 0.06%), 0.34%, 11/18/22Δ	50,000,000	50,000,000

(SOFR + 0.06%), 0.34%, 12/08/22Δ	50,000,000	50,000,000

(SOFR + 0.06%), 0.34%, 12/16/22Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$854,920,650

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.7%

(SOFR + 0.19%), 0.47%, 06/02/22Δ	50,000,000	50,000,000

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.7%

(SOFR + 0.20%), 0.48%, 06/15/22Δ	50,000,000	50,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,056,913,850)		$1,056,913,850

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 46.2%

U.S. TREASURY BILLS – 38.5%

0.07%, 05/12/22‡	$230,000,000	$229,995,432

0.36%, 05/19/22‡	195,000,000	194,964,600

0.28%, 05/31/22‡	170,000,000	169,960,333

0.09%, 06/02/22‡	185,000,000	184,985,200

0.34%, 06/07/22‡	300,000,000	299,895,167

0.43%, 06/14/22‡	55,000,000	54,971,094

0.32%, 06/16/22‡	430,000,000	429,824,305

0.55%, 06/21/22‡	200,000,000	199,844,167

0.48%, 06/23/22‡	170,000,000	169,879,867

0.57%, 06/28/22‡	200,000,000	199,816,333

0.21%, 06/30/22‡	125,000,000	124,956,250

0.16%, 07/14/22‡	300,000,000	299,902,361

0.86%, 07/21/22‡	250,000,000	249,516,250

0.16%, 11/03/22‡	50,000,000	49,958,667

TOTAL U.S. TREASURY BILLS		$2,858,470,026

U.S. TREASURY NOTES – 7.7%

1.88%, 08/31/22	70,000,000	70,420,661

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 0.94%, 01/31/23Δ	85,000,000	85,002,595

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 0.93%, 04/30/23Δ	296,140,500	296,146,356

(U.S. Treasury 3 Month Bill Money Market Yield – 0.02%), 0.88%, 01/31/24Δ	120,000,000	120,000,000

TOTAL U.S. TREASURY NOTES		$571,569,612

TOTAL U.S. TREASURY OBLIGATIONS (COST $3,430,039,638)		$3,430,039,638

ANNUAL REPORT / April 30, 2022

5	PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUNDS – 2.8%

Blackrock Liquidity Fed Fund, Institutional Shares, 0.31%^	69,941,629	$69,941,629

Blackrock Liquidity Funds T-Fund, Institutional Shares, 0.29%^	23,250,226	23,250,226

Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.31%^	114,624,934	114,624,934

TOTAL MONEY MARKET FUNDS (COST $207,816,789)		$207,816,789

	Par Value

REPURCHASE AGREEMENTS – 36.7%

Federal Reserve Bank of New York, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $2,225,055,625, collateralized by U.S. Treasury Securities, 0.25% to 2.00%, maturing 5/15/24 to 8/15/30; total market value $2,225,055,663.	$2,225,000,000	2,225,000,000

FICC Bank of New York, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $200,005,000, collateralized by U.S. Treasury Security, 0.13%, maturing 4/15/27; total market value $204,000,085.	200,000,000	200,000,000

Description	Par Value	Value
Mizuho Securities USA, 0.30%, dated 4/29/22, due 5/02/22, repurchase price $100,002,500, collateralized by U.S. Treasury Securities, 0.25% to 2.50%, maturing 3/31/23 to 8/15/29; total market value $102,000,064.	$100,000,000	$100,000,000

TD Securities, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $165,004,125, collateralized by U.S. Government Agency Securities, 3.50% to 4.00%, maturing 1/01/43 to 5/01/52; total market value $169,950,000.	165,000,000	165,000,000

TD Securities, Inc., 0.30%, dated 4/29/22, due 5/02/22, repurchase price $35,000,875, collateralized by U.S. Treasury Securities, 0.25% to 2.13%, maturing 4/15/23 to 5/31/28; total market value $35,700,091.	35,000,000	35,000,000

TOTAL REPURCHASE AGREEMENTS (COST $2,725,000,000)		$2,725,000,000

TOTAL INVESTMENTS – 100.0% (COST $7,419,770,277)		$7,419,770,277
OTHER ASSETS LESS LIABILITIES – (0.0)%**		(1,088,572)

TOTAL NET ASSETS – 100.0%		$7,418,681,705

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$1,056,913,850	$—	$1,056,913,850

U.S. Treasury Obligations	—	3,430,039,638	—	3,430,039,638

Money Market Funds	207,816,789	—	—	207,816,789

Repurchase Agreements	—	2,725,000,000	—	2,725,000,000

Total	$207,816,789	$7,211,953,488	$—	$7,419,770,277

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

^	7-Day net yield.

**	Represents less than 0.05%.

The following acronyms are used throughout this Portfolio of Investments:

SOFR Secured Overnight Financing Rate

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2022, the Fund’s portfolio composition was as follows:

	Percentage of Total Net Assets

U.S. Treasury Obligations	52.1%

Repurchase Agreements	45.3%

Money Market Fund	2.6%

Other Assets and Liabilities – Net(1)	(0.0	)%(2)

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2022

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 52.1%

U.S. TREASURY BILLS – 38.0%

0.07%, 05/12/22‡	$20,000,000	$19,999,603

0.37%, 05/19/22‡	38,280,000	38,272,883

0.28%, 05/31/22‡	30,000,000	29,993,000

0.09%, 06/02/22‡	15,000,000	14,998,800

0.34%, 06/07/22‡	50,000,000	49,982,528

0.43%, 06/14/22‡	10,940,000	10,934,251

0.34%, 06/16/22‡	70,000,000	69,969,972

0.55%, 06/21/22‡	50,000,000	49,961,042

0.48%, 06/23/22‡	30,000,000	29,978,800

0.57%, 06/28/22‡	50,000,000	49,954,083

0.21%, 06/30/22‡	25,000,000	24,991,250

0.23%, 07/14/22‡	32,440,000	32,424,721

0.86%, 07/21/22‡	50,000,000	49,903,250

0.08%, 08/11/22‡	9,300,000	9,297,892

0.16%, 11/03/22‡	10,945,000	10,935,952

TOTAL U.S. TREASURY BILLS		$491,598,027

U.S. TREASURY NOTES – 14.1%

(U.S. Treasury 3 Month Bill Money Market Yield + 0.06%), 0.95%, 07/31/22Δ	50,000,000	50,000,000

1.88%, 08/31/22	15,000,000	15,090,142

(U.S. Treasury 3 Month Bill Money Market Yield + 0.06%), 0.95%, 10/31/22Δ	25,000,000	25,001,586

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 0.94%, 01/31/23Δ	15,000,000	15,000,458

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 0.93%, 04/30/23Δ	55,000,000	55,001,010

(U.S. Treasury 3 Month Bill Money Market Yield – 0.02%), 0.88%, 01/31/24Δ	22,975,000	22,975,000

TOTAL U.S. TREASURY NOTES		$183,068,196

TOTAL U.S. TREASURY OBLIGATIONS (COST $674,666,223)		$674,666,223

Description	Number of Shares	Value

MONEY MARKET FUND – 2.6%
Blackrock Liquidity Funds T-Fund, Institutional Shares, 0.29%^	33,684,908	$33,684,908

TOTAL MONEY MARKET FUND (COST $33,684,908)		$33,684,908

	Par Value

REPURCHASE AGREEMENTS – 45.3%

CIBC World Market Corp., 0.30%, dated 4/29/2022, due 5/2/2022, repurchase price $75,001,875, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 7/14/22 to 5/15/51; total market value $75,000,028.	$75,000,000	75,000,000

Deutsche Bank Securities Inc., 0.30%, dated 4/29/2022, due 5/2/2022, repurchase price $82,002,050, collateralized by U.S. Treasury Securities, 1.13% to 6.38%, maturing 8/15/27 to 2/15/52; total market value $83,640,057.	82,000,000	82,000,000

FICC Bank of New York, 0.30%, dated 4/29/2022, due 5/2/2022, repurchase price $300,007,500, collateralized by U.S. Treasury Security, 0.75%, maturing 2/15/42; total market value $306,000,021.	300,000,000	300,000,000

ANNUAL REPORT / April 30, 2022

7	PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Par Value	Value

TD Securities, Inc., 0.30%, dated 4/29/2022, due 5/2/2022, repurchase price $130,003,250, collateralized by U.S. Treasury Securities, 0.13% to 2.25%, maturing 9/30/22 to 11/15/27; total market value $132,600,072.	$130,000,000	$130,000,000

TOTAL REPURCHASE AGREEMENTS (COST $587,000,000)		$587,000,000

TOTAL INVESTMENTS – 100.0% (COST $1,295,351,131)		$1,295,351,131

OTHER ASSETS LESS LIABILITIES – (0.0)%**		(241,777)

TOTAL NET ASSETS – 100.0%		$1,295,109,354

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Obligations	$—	$674,666,223	$—	$674,666,223

Money Market Fund	33,684,908	—	—	33,684,908

Repurchase Agreements	—	587,000,000	—	587,000,000

Total	$33,684,908	$1,261,666,223	$—	$1,295,351,131

‡	The rate shown reflects the effective yield at purchase date.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

^	7-Day net yield.

**	Represents less than 0.05%.

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	8

April 30, 2022	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$7,419,770,277	$1,295,351,131

Investments in securities, at value (including repurchase agreements of $ 2,725,000,000 and $ 587,000,000, respectively)	$7,419,770,277	$1,295,351,131
Cash	677,804	228,321
Income receivable	572,736	67,855
Receivable for shares sold	9,115	16,603
Prepaid assets	106,156	45,488

TOTAL ASSETS	7,421,136,088	1,295,709,398

LIABILITIES:
Income distribution payable	801,663	137,270
Payable for shares redeemed	5,021	86,495
Payable for Trustees’ fees	7,681	7,681
Payable for administration fees	195,361	33,945
Payable for shareholder services fees	47,396	29
Payable for investment advisory fees	964,033	196,845
Other accrued expenses	433,228	137,779

TOTAL LIABILITIES	2,454,383	600,044

NET ASSETS	$7,418,681,705	$1,295,109,354

NET ASSETS CONSIST OF:
Paid-in capital	$7,418,700,692	$1,295,112,390
Distributable earnings (loss)	(18,987)	(3,036)

TOTAL NET ASSETS	$7,418,681,705	$1,295,109,354

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,163,735,967	$336,133,128

Shares outstanding (unlimited shares authorized)	1,163,986,185	336,173,519

Net Asset Value and Offering Price per share	$1.000	$1.000

Institutional Class
Net Assets	$1,756,768,770	$342,827,499

Shares outstanding (unlimited shares authorized)	1,756,838,008	342,828,756

Net Asset Value and Offering Price per share	$1.000	$1.000

Select Class
Net Assets	$3,997,178,835	$615,858,427

Shares outstanding (unlimited shares authorized)	3,997,648,286	615,874,700

Net Asset Value and Offering Price per share	$1.000	$1.000

Service Class
Net Assets	$500,998,133	$290,300

Shares outstanding (unlimited shares authorized)	500,960,607	290,297

Net Asset Value and Offering Price per share	$1.000	$1.000

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

9	STATEMENTS OF OPERATIONS

Year Ended April 30, 2022	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund

INVESTMENT INCOME:
Dividends	$6,974	$11,450
Interest	8,387,999	1,445,261

TOTAL INVESTMENT INCOME	8,394,973	1,456,711

EXPENSES:
Investment advisory fees	20,491,339	3,653,563
Administration fees	2,471,427	440,839
Portfolio accounting and administration fees	1,448,799	252,720
Custodian fees	134,460	34,604
Transfer and dividend disbursing agent fees and expenses	134,715	26,394
Trustees’ fees	57,654	57,654
Professional fees	180,349	108,648
Distribution services fee—Administrative Class	3,173,949	1,173,097
Distribution services fee—Service Class	1,714,842	659
Shareholder services fee—Administrative Class	3,173,949	1,173,097
Shareholder services fee—Select Class	10,461,410	1,643,753
Shareholder services fee—Service Class	1,714,842	659
Share registration costs	53,523	52,248
Printing and postage	3,269	—
Miscellaneous	354,488	91,874

TOTAL EXPENSES	45,569,015	8,709,809

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(18,680,458)	(3,566,590)
Waiver of distribution services fee—Administrative Class	(3,173,949)	(1,173,097)
Waiver of distribution services fee—Service Class	(1,714,842)	(659)
Waiver of shareholder services fee—Administrative Class	(3,173,949)	(1,173,097)
Waiver of shareholder services fee—Select Class	(10,461,410)	(1,643,753)
Waiver of shareholder services fee—Service Class	(1,667,501)	(631)

TOTAL WAIVERS AND REIMBURSEMENTS	(38,872,109)	(7,557,827)

Net expenses	6,696,906	1,151,982

Net investment income	1,698,067	304,729

REALIZED GAIN (LOSS):
Net realized gain (loss) on investments	6,318	1,160

Net realized gain (loss)	6,318	1,160

Change in net assets resulting from operations	$1,704,385	$305,889

See Notes which are an integral part of the Financial Statements

April 30, 2022 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	10

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$1,698,067	$1,041,200	$304,729	$195,750
Net realized gain (loss)	6,318	7,426	1,160	2,545

Change in net assets resulting from operations	1,704,385	1,048,626	305,889	198,295

DISTRIBUTIONS TO SHAREHOLDERS:
Administrative Class	(260,816)	(152,116)	(87,374)	(39,384)
Institutional Class	(448,986)	(217,432)	(78,651)	(26,740)
Select Class	(915,013)	(581,212)	(141,228)	(135,783)
Service Class	(80,375)	(116,012)	(35)	(14)

Total distributions to shareholders	(1,705,190)	(1,066,772)	(307,288)	(201,921)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	4,528,852,127	4,472,553,609	1,105,741,959	1,029,083,011
Institutional Class	5,251,394,571	3,861,185,995	1,425,405,047	726,904,905
Select Class	7,706,547,039	7,402,591,546	1,411,785,381	1,884,749,795
Service Class	2,593,425,038	2,526,880,455	179,000	25,100
Distributions reinvested
Administrative Class	18	8	82	265
Institutional Class	2,789	1,945	—	—
Select Class	12,445	58,331	9,674	19,429
Service Class	6,611	41,767	35	14
Cost of shares redeemed
Administrative Class	(5,093,195,914)	(4,253,791,340)	(1,131,047,677)	(1,028,105,266)
Institutional Class	(5,230,085,518)	(3,871,471,223)	(1,283,734,679)	(576,535,436)
Select Class	(7,878,033,178)	(8,146,628,742)	(1,612,913,711)	(2,059,994,955)
Service Class	(3,283,142,270)	(2,504,394,230)	—	(102,000)

Change in net assets resulting from share transactions	(1,404,216,242)	(512,971,879)	(84,574,889)	(23,955,138)

Change in net assets	(1,404,217,047)	(512,990,025)	(84,576,288)	(23,958,764)
NET ASSETS:
Beginning of year	8,822,898,752	9,335,888,777	1,379,685,642	1,403,644,406

End of year	$7,418,681,705	$8,822,898,752	$1,295,109,354	$1,379,685,642

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	4,528,852,127	4,472,553,609	1,105,741,959	1,029,083,011
Institutional Class	5,251,394,571	3,861,185,995	1,425,405,047	726,904,905
Select Class	7,706,547,039	7,402,591,546	1,411,785,381	1,884,749,795
Service Class	2,593,425,038	2,526,880,455	179,000	25,100
Distributions reinvested
Administrative Class	18	8	82	265
Institutional Class	2,789	1,945	—	—
Select Class	12,445	58,331	9,674	19,429
Service Class	6,611	41,767	35	14
Shares redeemed
Administrative Class	(5,093,195,914)	(4,253,791,340)	(1,131,047,677)	(1,028,105,266)
Institutional Class	(5,230,085,518)	(3,871,471,223)	(1,283,734,679)	(576,535,436)
Select Class	(7,878,033,178)	(8,146,628,742)	(1,612,913,711)	(2,059,994,955)
Service Class	(3,283,142,270)	(2,504,394,230)	—	(102,000)

Net change resulting from share transactions	(1,404,216,242)	(512,971,879)	(84,574,889)	(23,955,138)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

11	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

ADMINISTRATIVE CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.013	0.016	0.006
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.013	0.016	0.006

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.013)	(0.016)	(0.006)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	0.02%		0.01%		1.21%	1.57%	0.56%
Net Assets, End of Year (000’s)	$1,163,736		$1,728,081		$1,509,322	$1,297,285	$1,196,676
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%		0.81%	0.82%	0.82%
Net Expense(b),(c)	0.08%		0.15%		0.61%	0.62%	0.62%
Net Investment Income	0.02%		0.01%		1.18%	1.57%	0.54%

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

INSTITUTIONAL CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.016	0.019	0.009
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.016	0.019	0.009

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.016)	(0.019)	(0.009)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	0.02%		0.02%		1.56%	1.92%	0.91%
Net Assets, End of Year (000’s)	$1,756,769		$1,735,456		$1,745,742	$427,114	$704,435
Ratios to Average Net Assets
Gross Expense(b)	0.31%		0.31%		0.31%	0.32%	0.32%
Net Expense(b),(c)	0.08%		0.14%		0.27%	0.27%	0.27%
Net Investment Income	0.02%		0.01%		1.39%	1.92%	0.97%

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

SELECT CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.015	0.018	0.008
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.015	0.018	0.008

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.015)	(0.018)	(0.008)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	0.02%		0.02%		1.46%	1.82%	0.81%
Net Assets, End of Year (000’s)	$3,997,179		$4,168,651		$4,912,640	$4,410,116	$3,273,958
Ratios to Average Net Assets
Gross Expense(b)	0.56%		0.56%		0.56%	0.57%	0.57%
Net Expense(b),(c)	0.08%		0.15%		0.37%	0.37%	0.37%
Net Investment Income	0.02%		0.01%		1.42%	1.82%	0.80%

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	12

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

SERVICE CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.011	0.014	0.004
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.011	0.014	0.004

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.011)	(0.014)	(0.004)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	0.01%		0.01%		1.08%	1.42%	0.41%
Net Assets, End of Year (000’s)	$500,998		$1,190,711		$1,168,185	$1,191,211	$1,250,181
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%		0.81%	0.82%	0.82%
Net Expense(b),(c)	0.08%		0.15%		0.74%	0.77%	0.77%
Net Investment Income	0.01%		0.01%		1.07%	1.41%	0.41%

(a)	Represents less than $0.001.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

13	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND
	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018

ADMINISTRATIVE CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.013		0.016	0.006
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.013		0.016	0.006

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.013)		(0.016)	(0.006)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	0.02%		0.01%		1.20%		1.58%	0.57%
Net Assets, End of Year (000’s)	$336,133		$361,438		$360,463		$283,323	$340,788
Ratios to Average Net Assets
Gross Expense(b)	0.82%		0.82%		0.83%		0.83%	0.84%
Net Expense(b),(c)	0.07%		0.14%		0.59%		0.60%	0.60%
Net Investment Income	0.02%		0.01%		1.15%		1.54%	0.53%

	Year Ended April 30, 2022		Year Ended April 30, 2021		For the Period October 16, 2019* through April 30, 2020

INSTITUTIONAL CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.007
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000		0.007

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.007)

Net Asset Value, End of Year	$1.000		$1.000		$1.000

Total Return	0.02%		0.02%		0.61	%(d)
Net Assets, End of Year (000’s)	$342,827		$201,157		$50,788
Ratios to Average Net Assets
Gross Expense(b)	0.32%		0.32%		0.32	%(e)
Net Expense(b),(c)	0.09%		0.12%		0.25	%(e)
Net Investment Income	0.02%		0.01%		1.18	%(e)

	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018

SELECT CLASS
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.015		0.018	0.008
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.015		0.018	0.008

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.015)		(0.018)	(0.008)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	0.02%		0.02%		1.44%		1.83%	0.82%
Net Assets, End of Year (000’s)	$615,858		$816,980		$992,205		$1,203,639	$790,207
Ratios to Average Net Assets
Gross Expense(b)	0.57%		0.57%		0.58%		0.58%	0.59%
Net Expense(b),(c)	0.08%		0.15%		0.35%		0.35%	0.35%
Net Investment Income	0.02%		0.02%		1.45%		1.85%	0.89%

April 30, 2022 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	14

SERVICE CLASS	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income (Loss) From Operations:

Net Investment Income	0.000	(a)	0.000	(a)	0.011	0.014	0.004

Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)

Total Income (Loss) From Operations	0.000		0.000		0.011	0.014	0.004

Less Distributions From:

Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.011)	(0.014)	(0.004)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	0.01%		0.01%		1.07%	1.43%	0.42%

Net Assets, End of Year (000’s)	$290		$111		$188	$85	$44

Ratios to Average Net Assets

Gross Expense(b)	0.82%		0.83%		0.84%	0.83%	0.84%

Net Expense(b),(c)	0.09%		0.17%		0.70%	0.75%	0.74%

Net Investment Income	0.01%		0.01%		0.97%	1.40%	0.44%

(a)	Represents less than $0.001.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(d)	Total returns for periods of less than one year are not annualized.

(e)	Annualized for periods less than one year.

*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2022

15 NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2022

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Funds offers Service Class, Select Class, Administrative Class and Institutional Class shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares of the class outstanding at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 16

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2022, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

U.S. Government Money Market Fund
Federal Reserve Bank of New York	$2,225,000,000	$2,225,000,000	$—	$—
FICC Bank of New York	200,000,000	200,000,000	—	—
Mizuho Securities USA	100,000,000	100,000,000	—	—
TD Securities, Inc.	165,000,000	165,000,000	—	—
TD Securities, Inc.	35,000,000	35,000,000	—	—

	$2,725,000,000	$2,725,000,000	$—	$—

U.S. Treasury Money Market Fund
CIBC World Market Corp.	$75,000,000	$75,000,000	$—	$—
Deutsche Bank Securities, Inc.	82,000,000	82,000,000	—	—
FICC Bank of New York	300,000,000	300,000,000	—	—
TD Securities, Inc.	130,000,000	130,000,000	—	—

	$587,000,000	$587,000,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2022.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2022, there were no such reclassifications.

ANNUAL REPORT / April 30, 2022

17 NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2022		2021

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

U.S. Government Money Market Fund	$1,705,190	$—	$1,066,772	$—
U.S. Treasury Money Market Fund	307,288	—	199,920	2,001

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Cost of investments for federal income tax purposes is the same as for financial statement purposes.

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

U.S. Government Money Market Fund	$782,676	$—	$(801,663)	$—	$—	$—	$(18,987)
U.S. Treasury Money Market Fund	134,234	—	(137,270)	—	—	—	(3,036)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2022, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Fund’s distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

		Current Contractual Expense Limitations

Fund	Administrative Class	Institutional Class	Select Class	Service Class
U.S. Government Money Market Fund	0.62%	0.27%	0.37%	0.77%
U.S. Treasury Money Market Fund	0.60%	0.25%	0.35%	0.75%

In addition, WFMC has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of the Funds to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of the Funds will maintain such a yield. WFMC may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

April 30, 2022 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 18

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2022, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2022, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees, net of waivers, paid by the Funds as follows:

Fund	Distribution Fees

U.S. Government Money Market Fund	$—
U.S. Treasury Money Market Fund	—

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2022, M&T received shareholder services fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fees

U.S. Government Money Market Fund	$38,561
U.S. Treasury Money Market Fund	—

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

ANNUAL REPORT / April 30, 2022

19 NOTES TO FINANCIAL STATEMENTS (concluded)

5.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in late February 2022, global financial markets experienced and continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and the rising cost of commodities, such as oil and natural gas. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ overall performance. In addition, the global pandemic outbreak of COVID-19 continues to have a substantial impact on market volatility and global business, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are unknown and may exacerbate other types of risks that apply to the Funds and negatively impact the Funds’ performance.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

6.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

7.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2022. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 31, 2023.

The Funds did not utilize the LOC during the year ended April 30, 2022.

8.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2022 / ANNUAL REPORT

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated June 27, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2022

21

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Executive Vice President, Wilmington Trust N.A. and Senior Director of Investment Oversight.

Previous Positions: Head of Fixed Income, Wilmington Trust Investment Advisors, Inc. (WTIA) (2012 – 2021); Senior Vice President, WTIA (2017 – 2021); Group Vice President, WTIA (2014-2017); Administrative Vice President, WTIA (2012-2014).

William J. Farrell, II* Birth year: 1958 TRUSTEE Began serving: June 2022

Principal Occupations: Senior Executive Advisor, Manufactures and Traders Trust Co.

Other Directorships Held Positions: Trustee, Hagley Museum and Library (2018 to present); and Trustee, Grand Opera House (2020 to present).

Previous Positions: Executive Vice President, Wilmington Trust Company and Wilmington Trust, N.A., Wealth and Institutional Services Division (2012 – 2022).

*     Dominick J. D’Eramo and William J. Farrell, II are “interested” due to their current or prior affiliation with Wilmington Trust, N.A. a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

April 30, 2022 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	22

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

ANNUAL REPORT / April 30, 2022 (unaudited)

23	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Senior Managing Director, Regulatory Advisory Solutions, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice-President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Director and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2022 (unaudited) / ANNUAL REPORT

24

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 9, 2022, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2021. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2022. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2022 (unaudited)

25

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Funds’ Form N-MFPs are available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2022 (unaudited) / ANNUAL REPORT

26

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

December 9, 2021

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

ANNUAL REPORT / April 30, 2022 (unaudited)

27

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this policy is December 9, 2021. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2022 (unaudited) / ANNUAL REPORT

[This Page Intentionally Left Blank]

Investment Advisor	Distributor
Wilmington Funds Management Corp.	ALPS Distributors, Inc.
1100 North Market Street	1290 Broadway, Suite 1100
9th Floor	Denver, CO 80203
Wilmington, DE 19890	Fund Accountant, Co-Administrator, Transfer Agent
Sub-Advisor	and Dividend Disbursing Agent
Wilmington Trust Investment Advisors, Inc.	BNY Mellon Investment Servicing (U.S.) Inc.
1100 North Market Street	301 Bellevue Parkway
9th Floor	Wilmington, DE 19809
Wilmington, DE 19890	Independent Registered Public Accounting Firm
Co-Administrator	PricewaterhouseCoopers LLP
Wilmington Funds Management Corp.	Two Commerce Square
1100 North Market Street	2001 Market Street, Suite 1800
9th Floor	Philadelphia, PA 19103
Wilmington, DE 19890
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

WT-AR-MM-0422

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

(b)	Not applicable

Item 2.	Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that Gregory P. Chandler, Nicholas A. Giordano, and Donald E. Foley, each member of the Board’s Audit Committee, is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2022 - $396,560

Fiscal year ended 2021 - $460,000

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2022 - $131,920

Fiscal year ended 2021 - $138,100

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(e)(1)	Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	No services included in 4(b) through 4(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2022 – $131,920

Fiscal year ended 2021 – $138,100

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Wilmington Funds

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd
(Principal Executive Officer)

Date:	July 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd
(Principal Executive Officer)

Date:	July 5, 2022

By (Signature and Title)*	/s/ Arthur W. Jasion
Arthur W. Jasion
(Principal Financial Officer)

Date:	July 5, 2022

*	Print the name and title of each signing officer under his or her signature.